UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Road. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2016
Classes A, B, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

*Patent Pending
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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Fed Guides Down
Dear Shareholder,
As expected, the U.S. Federal Reserve Board (“Fed”) left the federal funds interest rate unchanged at the March meeting of the Federal Open Market Committee (“FOMC”). The FOMC took the step, however, of ratcheting down guidance for only two interest rate hikes in 2016 rather than the four hikes telegraphed earlier. This should be positive for stocks and, given increased global liquidity, also for commodities and emerging markets by extension, though significant risks persist.
The change of guidance is likely a good move, as Fed policy may have been too reactive, chasing the economic data and market developments lower. Rather than retreating every quarter, the Fed is articulating a view that economic activity is expanding at a “moderate” pace and expecting to see labor markets “continue to strengthen.”
The move also aligns Fed policy a little more with the central banks of China, Europe and Japan, which are still focused on accelerating their economies. The global economy and financial markets appear to be responding positively to these efforts, the latter faster than the former. After a turbulent start to the year, however, it’s still an open question whether fundamentals such as corporate earnings growth can reestablish themselves without continued central bank support.
How do these thoughts fit into the context of your own investment portfolio? Volatility waxes and wanes in direct proportion to the degree of uncertainty in the markets — in uncertain times it’s especially important to vet decisions that potentially could impact your long-term potential for investment success. Resist the temptation to avoid losses by making short-term changes to your investments, a tactic highly likely to compromise your long-term goals. Before taking any action, thoroughly discuss with your financial advisor any changes of your circumstances and any possible responses.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 18, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2016

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken when China announced a 2% devaluation of the yuan, losing 8.36% for the fiscal half-year. A strong recovery in October stalled in November and unraveled in December. Concerns intensified into February before a dramatic rally left the Index down 4.56% for the fiscal year. (The Index returned -3.45% for the one year ended March 31, 2016, measured in U.S. dollars.)
U.S. economic data blew hot and cold. Employment showed the most consistent strength. By the end of March, 228,000 new jobs were being created monthly, on average. The unemployment rate fell to 4.9%, the lowest since February 2008. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. Gross domestic product (“GDP”) grew 3.9% annualized in the second quarter of 2015, after another harsh winter, before an inventory downturn and waning demand pegged it back to 2.0% in the third quarter and 1.4% in the fourth quarter. Industrial production was uneven, while purchasing managers’ indices in manufacturing signaled contraction in the last five months of the period. Retail sales were still showing no sustained acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. On December 16, the Federal Open Market Committee (“FOMC”) of the U.S. Federal Reserve Board finally announced a 0.25% increase in the federal funds interest rate as a first step in normalizing policy. The FOMC seemed to be projecting four more increases by the end of 2016.
China’s unexpected 2% devaluation of the yuan in August caused such market turmoil because it was handled so poorly and because it suggested that the Chinese economy, the largest single contributor to global growth in recent years, was weaker than had previously been admitted. China’s own market, represented by the Shanghai Stock Exchange Composite Index (“Shanghai Composite”), was already in retreat. By August 26, the Shanghai Composite was down 43% from its June 12 peak. As noted, global equities had fallen 8.36% by September 30.
Yet in the fourth quarter the feeling grew that concerns had been overdone. The Bank of China loosened monetary conditions and by early November, the Shanghai Composite had recouped over a quarter of its losses. The price of oil had fallen to a new multi-year low near the end of August, but rebounded sharply and edged further ahead in October. Global equities responded with an 11% bounce between late September and early November.
But it was not to last. Chinese authorities had been rattled by the violent reaction to the devaluation and in supporting the yuan, China’s foreign exchange reserves were falling by about $100bn per month. In early January a new bout of panic sent the Shanghai Composite down nearly 7%, triggering a recently introduced circuit-breaker, which was then quickly abandoned, adding to perceptions of incompetence. The yuan and the Shanghai Composite were falling again.
The oil price and global equities soon followed. Concerns re-emerged about the various areas of instability in global economies and markets, including the energy sector, already hard-hit by faltering demand and uncontrollable supply. Inflation was nowhere to be seen and to create it, negative bond yields were being encouraged by increasingly ineffectual central banks. Meanwhile the FOMC seemed headed in the opposite direction, a move condemned by some commentators as detached from reality, to the point of risking recession.
Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Saudi Arabia, Russia, Qatar and Venezuela unexpectedly agreed to freeze oil production. China set a GDP growth target of 6.5% – 7.0% for 2016 and hinted that the yuan had fallen far enough. In any event the Index recovered strongly from that date, adding 11.97% by March 31.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.92%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 3.66%. According to Bloomberg in February, some 29% by value of world government bonds outstanding had negative yields.
U.S. equities, represented by the S&P 500® Index including dividends, returned 1.78% in the year through March. The defensive telecommunications sector did best, returning 18.74%. The worst performing sector was understandably energy, slumping 15.54%. S&P 500® earnings per share fell year-over-year in each of the last three quarters of 2015 and were set to fall again in the first quarter of 2016.
In currencies, the dollar lost 5.77% against the euro as the impact of further monetary easing in early March faded. The dollar gained 3.11% on the pound, mainly in the last few months as concerns grew over Britain’s possible exit from the European Union. The dollar lost 6.51% to the yen, again after a late move in response to market instability.
In international markets, the MSCI Japan® Index dropped 12.90%, all in 2016, on renewed concern over China’s slowdown and a rising yen. The MSCI Europe ex UK® Index sagged 12.62%, mostly in January and February. The financial sector was particularly hard hit by low (and in some cases negative) interest rates and deteriorating loan losses. The MSCI UK® Index fell 5.85%, a more evenly spread decline mostly concentrated in about a dozen multinationals in the financials, materials and energy sectors such as (respectively) HSBC, Glencore and BP.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Universal Bond Index	The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISAeligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2016 (as a percentage of net assets)

U.S. Government Agency Obligations	115.4%
U.S. Treasury Obligations	3.0%
Collateralized Mortgage Obligations	1.2%
Liabilities in Excess of Other Assets	(19.6)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.21%, which included $0.09 per share return of capital, compared to the Barclays GNMA Index (the “Index” or “Barclays GNMA”), which returned 2.40%, for the same period.
Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period, with some of the performance attributed to an underweighting of high-coupon GNMA pools.
Early in the period, CMOs were the primary source of performance, as generic GNMA pools lagged the returns of U.S Treasuries. This was partially due to global macro headwinds which led to significant underperformance across many spread assets. Fears of disinflation and overall economic weakness drove U.S. interest rates lower and stimulated consistently high levels of supply in the mortgage-backed security (“MBS”) market well into the autumn months. However, the trend reversed in the last quarter of 2015, as GNMA pools outperformed. Performance was further enhanced early in the annual period by security selection of the Fund’s GNMA pools. Prepayment protected collateral in pools added value. In addition, outperformance was achieved through the TBA (To-Be-Announced) pool market where dollar rolls outperformed generic pools due to the Federal Reserve Board’s (“Fed”) continued intervention in the agency mortgage market.
The reporting period ended with mixed results. January 2016 was highlighted by a rejection of the Fed’s median “DOT-PLOT” for future interest rates and rates again rallied significantly while the yield curve flattened. By mid-February, rates were near annual lows with many spread products underperforming. Lastly, the final six weeks of the reporting period were highlighted by recovery in risk assets. Portfolio performance remained mostly flat to its benchmark to end the annual period, as positive excess carry in GNMA pools was offset by underperformance due to a modestly shorter duration relative to the benchmark.
Current Strategy & Outlook: As previously mentioned, the beginning of 2016 was marked by global risk-off sentiment across domestic and international markets. Risky spread assets widened considerably through the first several weeks of the year, while low-risk securities (led by U.S. Treasuries) performed robustly. Lower rates reintroduce the attention paid to prepayments within agency MBS products.
However, as rates stabilize and volatility remains suppressed, we believe the long term fundamentals for agency MBS remains positive. In addition, dovish statements made by the Fed have extended the expected timeline for Fed reinvestments of paydowns which remains a continuous backstop for agency MBS spread levels.
With this in mind, we continue to manage the portfolio seeking high current income investments, while also taking advantage of tactical opportunities in the marketplace as MBS spreads appear fundamentally cheap. The focus remains on specified GNMA pools and CMOs that provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya GNMA Income Fund

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-0.31%	2.57%	3.96%
Class B(2)	-3.63%	1.95%	3.67%
Class C(3)	0.46%	2.34%	3.69%
Class I	2.50%	3.38%	4.77%
Class W(4)	2.46%	3.36%	4.70%
Excluding Sales Charge:
Class A	2.21%	3.10%	4.47%
Class B	1.32%	2.30%	3.67%
Class C	1.46%	2.34%	3.69%
Class I	2.50%	3.38%	4.77%
Class W(4)	2.46%	3.36%	4.70%
Barclays GNMA	2.40%	3.28%	4.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2016 (as a percentage of net assets)

Consumer, Non-cyclical	20.3%
Communications	20.3%
Consumer, Cyclical	15.7%
Industrials	9.5%
Financials	7.2%
Energy	5.9%
Basic Materials	5.8%
Technology	4.8%
Utilities	1.8%
Diversified	1.1%
Retailers (Except Food & Drug)	0.4%
Lodging & Casinos	0.3%
Conglomerates	0.2%
Steel	0.2%
Assets in Excess of Other Liabilities*	6.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.36%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned -3.66%, for the same period.
Portfolio Specifics: Our negative outlook for oil and other commodity prices led us to underweight the energy and metals and mining sectors, which was the largest contributor to outperformance. Away from commodities, performance benefited from security selection in media and entertainment (television broadcasters in the Fund such as Gray Television Inc. and Sinclair Broadcast Group outperformed radio broadcasters we avoided such as iHeartMedia, Inc. and Cumulus Media, Inc.) and health care (where stable business profiles such as Hospital Corporation of America and Hill-Rom, Inc. supported bond prices, and where we benefited from the acquisition of holding Truven Health Analytics). Our underweight to the financials sector, which tend to be higher rated, detracted from performance. Other negatives included Wireless Telecom, where our holdings in Sprint Corporation weighed on performance.
Current Strategy & Outlook: We continue to believe the U.S. economic recovery will continue, but that the pace of growth will remain frustratingly slow. The lack of improvement in overall economic growth continues to limit revenue growth and exposes issuers to margin pressure as wages begin to tick up. As a result, credit statistics are modestly deteriorating despite a lack of meaningful intentional re-leveraging and other late-cycle behavior. We continue to believe a near-term spike in defaults outside energy and metals is unlikely, but we have seen fundamental weakness spread beyond just these
Top Ten Holdings as of March 31, 2016* (as a percentage of net assets)

HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
HCA, Inc., 5.375%, 02/01/25	0.6%
Argos Merger Sub, Inc., 7.125%, 03/15/23	0.5%
First Data Corp., 7.000%, 12/01/23	0.5%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	0.5%
CCOH Safari LLC, 5.750%, 02/15/26	0.5%
Univision Communications, Inc., 5.125%, 05/15/23	0.5%
Sprint Corp., 7.125%, 06/15/24	0.5%
Numericable Group SA, 6.250%, 05/15/24	0.4%
JC Penney Corp., Inc., 8.125%, 10/01/19	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
sectors and we are clearly late enough in the cycle that the trend in defaults is higher. In this scenario, high yield spreads (above T+6.00% outside energy and commodities) are attractive, but the risks to this view have clearly increased — including risks outside of the U.S. economy and markets. Given the uncertainty, we expect volatility to continue until markets gain clarity on some of these macro issues.
We believe the Fund is well positioned for the environment described above. In keeping with our base case of U.S. economic recovery, we maintain our slight U.S. consumer-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). We remain underweight energy and commodities, though we have added some exposure to some of the large fallen angels that have been downgraded from investment grade in recent months (names such as Freeport-McMoRan, Continental Resources and Weatherford) as we believe many of these companies will survive and ultimately recover. The sectors we are overweight include those that benefit from increased consumer discretionary income, such as retailers and media and entertainment, and more defensive sectors such as health care and packaging.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014
Including Sales Charge:
Class A(1)	-3.84%	4.84%	5.39%	—	—	—
Class B(2)	-6.90%	4.24%	5.10%	—	—	—
Class C(3)	-3.18%	4.58%	5.10%	—	—	—
Class I	-1.12%	5.78%	—	7.87%	—	—
Class P	-0.51%	—	—	—	3.50%	—
Class R	-1.71%	—	—	—	—	0.62%
Class W(4)	-1.08%	5.91%	6.17%	—	—	—
Excluding Sales Charge:
Class A	-1.36%	5.37%	5.90%	—	—	—
Class B	-2.22%	4.57%	5.10%	—	—	—
Class C	-2.24%	4.58%	5.10%	—	—	—
Class I	-1.12%	5.78%	—	7.87%	—	—
Class P	-0.51%	—	—	—	3.50%	—
Class R	-1.71%	—	—	—	—	0.62%
Class W(4)	-1.08%	5.91%	6.17%	—	—	—
Barclays High Yield Bond – 2% Issuer Constrained Composite	-3.66%	4.93%	7.03%	8.20%	2.01%	0.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on July 29, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2016 (as a percentage of net assets)

U.S. Government Agency Obligations	36.2%
Corporate Bonds/Notes	33.4%
U.S. Treasury Obligations	20.5%
Collateralized Mortgage Obligations	11.8%
Asset-Backed Securities	7.4%
Foreign Government Bonds	1.4%
Liabilities in Excess of Other Assets*	(10.7)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.12% compared to the Barclays U.S. Aggregate Bond Index (the “Index” or “Barclays U.S. Aggregate Bond”), which returned 1.96% for the same period.
Portfolio Specifics: The Fund underperformed the Index during the reporting period. Duration and yield curve management, along with asset allocation, detracted from results, while security selection contributed to returns.
The Fund’s overweights to investment grade (“IG”) and high yield corporate bonds versus an underweight to Treasuries was unfavorable as spreads widened. Generally, we maintained or added to our IG corporates over the first three quarters of the reporting period. In the beginning of the period, excluding metals and energy, corporate spreads moved back toward their cycle lows, while investor flows were positive and demand remained sound. However, market volatility, especially in the third quarter of 2015, impacted IG corporate bonds as spreads widened. We thought that a move higher in Treasury rates would be supportive of corporate spreads, as higher yields bring insurance and pension buyers back into the market. However, we felt that corporate bonds could feel a negative short-term impact if interest rates increased at a faster than expected pace. Therefore, we increased our IG corporate bond allocation on the short end of the credit curve, while reducing our BBB-rated allocation. We maintained a liquid bias in the Fund which helped the Fund’s performance in the fourth quarter of 2015. Support for IG corporate bonds was concentrated in the higher quality part of the market, as A-rated securities led the first quarter 2016 rally. This left valuations in the BBB-rated sector looking attractive and we continue to see opportunities in select issues. We continue to favor intermediate-over longer-maturity bonds. Elsewhere, we decreased our IG corporate bond allocation and had slight reductions in our BBB-rated and financials allocations after the rebound
Top Ten Holdings as of March 31, 2016* (as a percentage of net assets)

Fannie Mae, 3.500%, 04/01/44	6.8%
United States Treasury Bond, 3.000%, 11/15/45	4.8%
United States Treasury Note, 1.250%, 03/31/21	4.5%
United States Treasury Note, 1.500%, 02/28/23	3.5%
United States Treasury Note, 0.875%, 03/31/18	3.5%
United States Treasury Bond, 1.625%, 02/15/26	3.2%
Ginnie Mae, 3.500%, 12/20/41	3.2%
Fannie Mae, 4.000%, 05/01/45	1.1%
Fannie Mae, 3.000%, 05/01/43	1.1%
United States Treasury Note, 1.000%, 03/15/19	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
to take some risk off. Our exposure to financials detracted from performance.
We modestly reduced our allocation to high yield corporate bonds in a continued effort to reduce risk and allow room to add back in case of a further sell-off. Our view was that, while fundamentals have begun to weaken and headline default rates were starting to increase, the risk of a near-term spike in defaults remained low outside the energy and metals sectors. The lack of top-line growth remains particularly challenging for the most highly leveraged companies. Our focus on higher quality securities with a liquid bias had a muted impact on results. While valuations now appear reasonably attractive, we believe a broad improvement in fundamentals is needed to support a more sustained rally.
There was a very limited amount of emerging market debt maintained by the Fund during the period. We favored stable and better-rated sovereign and corporate credits over idiosyncratic, high yielding and commodity-related credits. We remained cautious on local currencies, as we believe U.S. Federal Reserve Board (“Fed”) action will determine the tone and direction of the currency markets. Security selection was beneficial for performance over the period.
Issue selection of agency mortgages contributed to performance even though, at times, we were less positive on the agency mortgages sector, which we expect to trade directionally with interest rates. We tended to be either neutral or underweight the sector as an imminent Fed interest rate hike appeared to be a negative technical and we covered the position as prospects of an interest rate hike (and the negative technical) diminished. By the fourth quarter of 2015, macro uncertainties increased the market’s perception of a delay in Fed tightening and, therefore, an extended reinvestment period, which is supportive of agency mortgage-backed securities. Agency mortgages also seemed to benefit from a flight-to-quality and/or flight-to-liquidity as markets grew agitated. Despite year-end balance sheet pressures and increased financing costs by the first quarter of 2016, agency

Portfolio Managers’ Report	Voya Intermediate Bond Fund

mortgages have performed well versus U.S. Treasury securities. Lower interest rate volatility and steady demand from foreign investors and banks has helped mortgages. Supply remains relatively contained and indications from the Fed suggest a “tapering of reinvestments” will largely be delayed into 2017. This allayed market fears of increased supply over the next year.
Security selection and asset allocation to securitized sectors, including non-agency residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed to results.
Holding an out-of-benchmark allocation to non-agency mortgages was beneficial for results. Favorable housing market indicators and stable labor markets, combined with negative news from China and the commodity complex, have fueled continued risk appetite in this sector. Our view of non-agency RMBS remains positive. The sector continues to benefit from a lack of correlation with other spread sectors that have suffered from recent spikes in risk aversion. Supportive fundamentals from housing and a shrinking legacy universe have bolstered non-agency RMBS price stability. Meanwhile, signs of increasing credit availability signal further potential upside. This sector performed well and the yield advantage generated steady positive excess returns to the Fund.
Within ABS, our view was that safer, lower-correlation sectors like autos, with spreads at cycle wide levels, were poised to outperform amid the volatile macro backdrop. The Fund maintained an overweight to take advantage of attractive fundamental factors, while continuing to let the collateralized loan obligation allocation roll down. ABS have remained safe havens from the negative macro forces hurting other risk markets.
Throughout the reporting period, the Fund was overweight CMBS. We are also positive on the near-term outlook for CMBS, as a combination of wider credit spreads and moderating new issue supply should benefit the sector. In our view, the longer-term outlook for the sector remains positive. In particular, we feel that negative net supply and strong commercial real estate fundamentals should benefit CMBS performance well into 2016.
Duration and yield curve positioning detracted from returns compared to the Index. The Fed continued to move in the opposite direction of other central banks and raised rates in December 2015. We expected the Fed to move off zero, but felt that it would likely be along a lower path and not until late 2015 given its dovish messaging and overall assessment of the economy, which proved correct. Generally, the Fund stayed flat to shorter duration throughout the fiscal year. More specifically, the U.S. yield curve flattened over the third quarter 2015, with short rates staying relatively anchored and the long end rallying. Our short duration positioning detracted from performance. In other quarters, our neutral positioning matched the performance of the Index.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) detracted from the Fund’s performance over the reporting period.
We added a long Peso trade in September. Our view was that the Fed would push off hiking interest rates and the U.S. dollar would depreciate. The Peso is one of the more liquid emerging market currencies that would benefit. However, the Peso trade did not help relative performance.
Current Strategy & Outlook: We maintain our basic view that the domestic economy will continue to grow, albeit still at a frustratingly low pace. U.S. growth has the potential to surprise to the upside, as job growth continues and better than expected economic data is released throughout the upcoming quarter. Against this backdrop, we remain neutral duration given potential rising rates. That being said, we do believe that the Fed will err on the side of caution on any further rate hikes. Given a base case for continued expansion in the U.S., we continue to favor higher quality and U.S.-centric assets, specifically IG corporate bonds and sectors sensitive to the housing market, as we believe the housing recovery has further room to run in 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-1.38%	4.18%	4.10%
Class B(2)	-4.60%	3.56%	3.81%
Class C(3)	-0.62%	3.90%	3.82%
Class I	1.36%	5.02%	4.93%
Class O	1.12%	4.69%	4.60%
Class R	0.88%	4.45%	4.34%
Class R6(4)	1.47%	5.03%	4.93%
Class W(5)	1.28%	5.19%	5.06%
Excluding Sales Charge:
Class A	1.12%	4.71%	4.61%
Class B	0.33%	3.90%	3.81%
Class C	0.37%	3.90%	3.82%
Class I	1.36%	5.02%	4.93%
Class O	1.12%	4.69%	4.60%
Class R	0.88%	4.45%	4.34%
Class R6(4)	1.47%	5.03%	4.93%
Class W(5)	1.28%	5.19%	5.06%
Barclays U.S. Aggregate Bond	1.96%	3.78%	4.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on December 17, 2007. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of March 31, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	55.7%
Asset-Backed Securities	13.8%
Collateralized Mortgage Obligations	11.9%
U.S. Treasury Obligations	9.2%
U.S. Government Agency Obligations	7.3%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2016, the Fund’s Class A shares provided a total return of 0.67% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 1.04%, for the same period.
Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. Asset allocation contributed to performance, while security selection offset some of these results. Duration and yield curve management was flat for the period.
The Fund’s overweight to investment grade corporate credit and slight overweight to high yield corporate credit versus an underweight to Treasuries was positive for performance. In the beginning of the period, excluding metals and energy, investment grade corporate spreads moved back toward their cycle lows, while investor flows were positive and demand remained sound. During the third quarter of 2015, market volatility resulted in a backup in investment grade spreads that left valuations more balanced, with room to tighten. We thought that a move higher in Treasury rates would be supportive of corporate spreads, as higher yields may bring insurance and pension buyers back into the market. However, we felt that corporate bonds could feel a negative short-term impact if interest rates increased at a faster than expected pace. Within security selection, our exposure to investment grade financials detracted from performance.
A very limited and slightly overweight amount of emerging market debt in the Fund helped asset allocation results. However, otherwise favorable security selection results were more than offset by the loss on a holding in a Brazilian bank, which was unexpectedly drawn into a corruption scandal.
Within securitized sectors, overweights to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed to results. Within ABS, our view was that safer, lower-correlation sectors like credit cards and autos, with spreads at cycle wide levels, were poised to outperform amid the volatile macro backdrop. The Fund maintained an overweight to take advantage of attractive fundamental factors. ABS have remained safe havens from the negative macro forces hurting other risk markets. We are also positive on the near-term outlook for CMBS, as a combination of wider credit spreads and moderating new issue supply should benefit the sector. In our view, the longer-term outlook for the sector remains positive. In particular, we feel that negative net supply and strong commercial real estate fundamentals should benefit CMBS performance well into 2016.
Top Ten Holdings as of March 31, 2016* (as a percentage of net assets)

United States Treasury Note, 1.625%, 07/31/20	4.4%
United States Treasury Note, 0.875%, 03/31/18	3.8%
Ginnie Mae, 7.108%, 04/20/39	0.9%
United States Treasury Note, 1.000%, 03/15/19	1.0%
Bank of America Corp., 2.600%, 01/15/19	0.8%
Madison Park Funding II Ltd. 2006-2A D, 5.380%, 03/25/20	0.7%
Muir Grove CLO Ltd., 3.619%, 03/25/20	0.7%
FREMF 2012-K501 Mortgage Trust, 3.361%, 11/25/46	0.7%
Fannie Mae, 5.000%, 07/25/24	0.7%
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Duration and yield curve positioning did not materially impact the Fund’s performance during the reporting period. The U.S. Federal Reserve Board (“Fed”) continued to move in the opposite direction of other central banks and ultimately raised rates in December 2015. We expected the Fed to move off zero, but felt that it would likely be along a lower path and not until late 2015 given its dovish messaging and overall assessment of the economy, which proved correct. In general, our neutral positioning matched the performance of the Index.
Swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) were unfavorable to the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: We maintain our basic view that the domestic economy will continue to grow, albeit still at a frustratingly low pace. U.S. growth has the potential to surprise to the upside if job growth continues and better than expected economic data is released throughout the upcoming quarter. Therefore, we remain neutral to short duration given potential rising interest rates. That being said, we believe that the Fed will err on the side of caution on any further rate hikes. Given a base case for continued expansion in the U.S., we continue to favor higher quality and U.S.-centric assets, specifically investment grade corporates and sectors sensitive to the housing market, as we believe the housing recovery has further room to run in 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R July 31, 2014
Including Sales Charge:
Class A(1)	-1.88%	0.26%	—
Class C(2)	-1.18%	0.27%	—
Class I	0.85%	1.31%	—
Class R	0.40%	—	0.68%
Class R6(3)	0.98%	1.36%	—
Class W	0.91%	1.27%	—
Excluding Sales Charge:
Class A	0.67%	1.04%	—
Class C	-0.19%	0.27%	—
Class I	0.85%	1.31%	—
Class R	0.40%	—	0.68%
Class R6(3)	0.98%	1.36%	—
Class W	0.91%	1.27%	—
Barclays U.S. 1-3 Year Government/Credit Bond	1.04%	0.94%	1.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Investment Type Allocation as of March 31, 2016 (as a percentage of net assets)

Collateralized Mortgage Obligations	37.0%
Loans	25.1%
Corporate Bonds/Notes	11.9%
Asset-Backed Securities	10.3%
U.S. Government Agency Obligations	3.6%
U.S. Treasury Obligations	0.1%
Assets in Excess of Other Liabilities*	12.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund* (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.25% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 0.33%, for the same period.
Portfolio Specifics: The Fund outperformed the Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. The most significant detractions from relative results were the Fund’s duration or interest-rate risk positioning, and an overweight allocation to bank loans. Offsetting these detractions were notable contributions from security selection among non-agency mortgage credit-risk-transfer securities, bank loans, high yield bonds and agency mortgage derivatives. The Fund’s holdings of investment grade corporate bonds did not meaningfully affect results.
The Fund began the fiscal period with duration exposure of about two years. We shifted to nearly zero duration in the third quarter of 2015, in anticipation of an interest rate increase from the U.S. Federal Reserve Board (“Fed”). After the December interest rate hike we moved Fund duration back up to about one year. At the start of the reporting period the Fund held significant overweights in high yield bonds and bank loans. Over the course of the fiscal year those positions came to seem less attractive, so we trimmed them in favor of non-agency mortgage-backed securities and credit risk transfer securities from Fannie Mae and Freddie Mac. These positions benefited from the slow but steady strengthening of the housing market, and were among the top contributors to Fund results for the period. Though we trimmed the Fund’s high yield holdings to less than five percent of net assets, the Fund retained an approximately 25 percent position
Top Ten Holdings as of March 31, 2016* (as a percentage of net assets)

Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.736%, 09/25/36	1.5%
Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.735%, 10/25/36	1.0%
Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	0.9%
FBR Securitization Trust, 1.116%, 10/25/35	0.9%
Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.808%, 02/10/51	0.9%
LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	0.8%
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	0.8%
LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	0.8%
LB-UBS Commercial Mortgage Trust 2000-C5, 7.800%, 12/15/32	0.8%
LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
in bank loans at period-end.
The Fund used interest rate futures and swaps to manage duration and yield-curve risks; while these instruments did not directly affect results they were part of our duration positioning, which did detract from relative performance. The Fund used futures on the VIX, or market volatility index, to help manage Fund volatility; these positions contributed to relative results for the period. The Fund also used CDX, or credit default indexes, to manage credit risk. The Fund’s CDX exposures had no impact on results.
During the fourth quarter of 2015 the Fund transformed from a fund of funds, which invested in other mutual funds, into a vehicle that directly buys and holds securities. This change of investment approach was accompanied by a large increase in the Fund’s net asset value, from approximately $6.5 million to more than $120 million by period-end.
Current Strategy & Outlook: We expect that the U.S. economy will continue to grow, and that global central banks will continue to be highly accommodative. We believe the U.S. economy has the potential to surprise to the upside as job growth continues and better than expected metrics appear. That said, we believe the Fed will err on the side of caution with regard to any further interest rate hikes. While the strength of the U.S. dollar will be a headwind to economic growth, we believe it should be more than offset by the stimulating effects of lower commodity prices and low interest rates.
Given our base case for continued expansion in the United States we remain constructive on domestically oriented sectors such as non-agency mortgage-backed securities, high yield and bank loans. The Fund’s duration currently is approximately one year. About 30 percent of the Fund is expected to be allocated to high yield and bank loans. As of period-end, the Fund held an approximately eight percent allocation to collateralized loan obligations and an approximately 40 percent allocation to commercial mortgage-backed and non-agency mortgage-backed securities.

*
Effective December 17, 2015, Strategic Income Opportunities revised its principal investment strategies to reflect that the Fund will seek to achieve its investment objective by investing directly in fixed-income instruments instead of investing significantly in underlying funds as well as direct investments in fixed-income instruments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	-2.29%	1.76%
Class C(2)	-1.56%	1.67%
Class I	0.91%	2.88%
Class R	0.17%	2.20%
Class R6(3)	0.91%	2.88%
Class W	0.17%	2.48%
Excluding Sales Charge:
Class A	0.25%	2.53%
Class C	-0.57%	1.67%
Class I	0.91%	2.88%
Class R	0.17%	2.20%
Class R6(3)	0.91%	2.88%
Class W	0.17%	2.48%
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity	0.33%	0.28%
Barclays U.S. Universal Bond Index	1.75%	2.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 23, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

On December 1, 2014 the Fund changed its primary benchmark from the Barclay’s U.S. Universal Bond Index to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity because the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity is considered by the adviser to be a more appropriate benchmark.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*
Voya GNMA Income Fund
Class A	$1,000.00	$1,014.90	0.93%	$4.68	$1,000.00	$1,020.35	0.93%	$4.70
Class B	1,000.00	1,009.90	1.68	8.44	1,000.00	1,016.60	1.68	8.47
Class C	1,000.00	1,010.00	1.68	8.44	1,000.00	1,016.60	1.68	8.47
Class I	1,000.00	1,015.20	0.64	3.22	1,000.00	1,021.80	0.64	3.23
Class W	1,000.00	1,015.00	0.68	3.43	1,000.00	1,021.60	0.68	3.44
Voya High Yield Bond Fund
Class A	$1,000.00	$1,017.30	1.07%	$5.40	$1,000.00	$1,019.65	1.07%	$5.40
Class B	1,000.00	1,012.40	1.82	9.16	1,000.00	1,015.90	1.82	9.17
Class C	1,000.00	1,012.10	1.82	9.16	1,000.00	1,015.90	1.82	9.17
Class I	1,000.00	1,018.10	0.69	3.48	1,000.00	1,021.55	0.69	3.49
Class P	1,000.00	1,021.20	0.06	0.30	1,000.00	1,024.70	0.06	0.30
Class R	1,000.00	1,015.00	1.32	6.65	1,000.00	1,018.40	1.32	6.66
Class W	1,000.00	1,018.80	0.82	4.14	1,000.00	1,020.90	0.82	4.14

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,024.50	0.65%	$3.29	$1,000.00	$1,021.75	0.65%	$3.29
Class B	1,000.00	1,019.50	1.40	7.07	1,000.00	1,018.00	1.40	7.06
Class C	1,000.00	1,019.60	1.40	7.07	1,000.00	1,018.00	1.40	7.06
Class I	1,000.00	1,025.20	0.32	1.62	1,000.00	1,023.40	0.32	1.62
Class O	1,000.00	1,024.50	0.65	3.29	1,000.00	1,021.75	0.65	3.29
Class R	1,000.00	1,023.20	0.90	4.55	1,000.00	1,020.50	0.90	4.55
Class R6	1,000.00	1,026.30	0.31	1.57	1,000.00	1,023.45	0.31	1.57
Class W	1,000.00	1,024.80	0.40	2.02	1,000.00	1,023.00	0.40	2.02
Voya Short Term Bond Fund
Class A	$1,000.00	$1,004.90	0.80%	$4.01	$1,000.00	$1,021.00	0.80%	$4.04
Class C	1,000.00	1,001.20	1.55	7.75	1,000.00	1,017.25	1.55	7.82
Class I	1,000.00	1,006.30	0.50	2.51	1,000.00	1,022.50	0.50	2.53
Class R	1,000.00	1,003.60	1.05	5.26	1,000.00	1,019.75	1.05	5.30
Class R6	1,000.00	1,006.50	0.47	2.36	1,000.00	1,022.65	0.47	2.38
Class W	1,000.00	1,006.10	0.55	2.76	1,000.00	1,022.25	0.55	2.78
Voya Strategic Income Opportunities Fund**
Class A	$1,000.00	$1,003.60	1.01%	$5.06	$1,000.00	$1,019.95	1.01%	$5.10
Class C	1,000.00	999.40	1.76	8.80	1,000.00	1,016.20	1.76	8.87
Class I	1,000.00	1,008.10	0.63	3.16	1,000.00	1,021.85	0.63	3.18
Class R	1,000.00	1,003.70	1.26	6.31	1,000.00	1,018.70	1.26	6.36
Class R6(1)	1,000.00	1,002.10	0.63	2.77	1,000.00	1,019.22	0.63	2.80
Class W	1,000.00	1,001.70	0.76	3.80	1,000.00	1,021.20	0.76	3.84

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of the underlying funds.

(1)
Commencement of operations was October 23, 2015. Expenses paid for the actual Fund’s return reflect the 161-day period ended March 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of Voya Funds Trust, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Boston, Massachusetts
May 27, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2016

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,631,538,331	$589,389,060	$3,358,071,531
Short-term investments at fair value**	—	33,457,312	200,840,983
Total investments at fair value	$1,631,538,331	$622,846,372	$3,558,912,514
Cash	264,127,579	57,849	1,121,233
Cash collateral for futures	2,237,943	—	4,213,553
Cash pledged for centrally cleared swaps (Note 2)	—	—	2,738,000
Receivables:
Investment securities sold	18,350	—	91,972,411
Investment securities sold on a delayed-delivery or when-issued basis	65,716,046	—	173,609,763
Fund shares sold	11,487,747	7,631,750	22,480,384
Dividends	—	1,029	40,961
Interest	3,077,321	10,789,462	16,378,367
Prepaid expenses	63,733	37,376	71,151
Other assets	21,752	7,284	41,039
Total assets	1,978,288,802	641,371,122	3,871,579,376
LIABILITIES:
Income distribution payable	—	74,339	513,647
Payable for investment securities purchased	134,411	9,601,503	135,159,955
Payable for investment securities purchased on a delayed-delivery or when-issued basis	609,840,994	—	606,914,106
Payable for fund shares redeemed	1,808,493	784,654	2,728,500
Payable upon receipt of securities loaned	—	—	89,523,983
Variation margin payable on centrally cleared swaps	—	—	183,927
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	1,605,000	—	840,000
Payable for investment management fees	618,724	251,974	678,359
Payable for distribution and shareholder service fees	219,662	27,363	197,119
Payable to trustees under the deferred compensation plan (Note 6)	21,752	6,738	38,426
Payable for trustee fees	5,110	2,691	14,010
Other accrued expenses and liabilities	198,291	78,101	711,064
Total liabilities	614,452,437	10,827,363	837,503,096
NET ASSETS	$1,363,836,365	$630,543,759	$3,034,076,280
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,357,777,620	$694,082,888	$3,121,504,640
Undistributed (distributions in excess of) net investment income	(1,508,575)	(133,655)	4,877,593
Accumulated net realized loss	(12,862,327)	(39,954,172)	(114,599,289)
Net unrealized appreciation (depreciation)	20,429,647	(23,451,302)	22,293,336
NET ASSETS	$1,363,836,365	$630,543,759	$3,034,076,280
+ Including securities loaned at value	$—	$—	$87,593,873
* Cost of investments in securities	$1,611,601,447	$612,849,996	$3,328,424,414
** Cost of short-term investments	$—	$33,447,678	$200,840,983
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2016 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$630,448,434	$78,351,604	$490,901,765
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	73,052,893	10,289,093	48,667,672
Net asset value and redemption price per share†	$8.63	$7.62	$10.09
Maximum offering price per share (2.50%)(1)	$8.85	$7.82	$10.35
Class B
Net assets	$87,714	$150,688	$144,515
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,229	19,799	14,362
Net asset value and redemption price per share†	$8.57	$7.61	$10.06
Class C
Net assets	$108,278,256	$12,676,761	$31,945,075
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,617,367	1,665,057	3,171,773
Net asset value and redemption price per share†	$8.58	$7.61	$10.07
Class I
Net assets	$506,383,698	$352,051,669	$1,137,654,857
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	58,589,195	46,277,243	112,824,271
Net asset value and redemption price per share	$8.64	$7.61	$10.08
Class O
Net assets	n/a	n/a	$33,927,833
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,363,620
Net asset value and redemption price per share	n/a	n/a	$10.09
Class P
Net assets	n/a	$104,009,065	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	13,666,992	n/a
Net asset value and redemption price per share	n/a	$7.61	n/a
Class R
Net assets	n/a	$322,762	$145,437,389
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	42,367	14,400,593
Net asset value and redemption price per share	n/a	$7.62	$10.10
Class R6
Net assets	n/a	n/a	$605,884,191
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	60,114,016
Net asset value and redemption price per share	n/a	n/a	$10.08
Class W
Net assets	$118,638,263	$82,981,210	$588,180,655
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	13,711,228	10,882,715	58,392,326
Net asset value and redemption price per share	$8.65	$7.63	$10.07

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2016

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$128,799,448	$106,483,403
Short-term investments at fair value**	3,323,179	15,414,355
Total investments at fair value	$132,122,627	$121,897,758
Cash	563	—
Cash collateral for futures	279,573	782,010
Cash pledged for centrally cleared swaps (Note 2)	300,000	335,000
Foreign currencies at value***	52,377	—
Receivables:
Investment securities sold	29,999	605,503
Fund shares sold	5,156,437	42,987
Dividends	497	4,174
Interest	588,760	714,225
Variation margin receivable on centrally cleared swaps	—	25,223
Prepaid expenses	28,758	27,905
Reimbursement due from manager	10,423	15,388
Other assets	1,562	420
Total assets	138,571,576	124,450,593
LIABILITIES:
Income distribution payable	399	—
Payable for investment securities purchased	5,233,499	1,741,637
Payable for fund shares redeemed	82,911	8,658
Payable upon receipt of securities loaned	1,577,428	1,337,623
Variation margin payable on centrally cleared swaps	25,068	—
Payable for investment management fees	47,859	61,423
Payable for distribution and shareholder service fees	2,721	1,358
Payable to custodian due to bank overdraft	—	249,099
Payable to trustees under the deferred compensation plan (Note 6)	1,562	420
Payable for trustee fees	671	536
Other accrued expenses and liabilities	35,360	9,357
Total liabilities	7,007,478	3,410,111
NET ASSETS	$131,564,098	$121,040,482
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$133,251,130	$121,419,782
Undistributed net investment income	98,259	1,107,125
Accumulated net realized loss	(1,696,078)	(1,574,929)
Net unrealized appreciation (depreciation)	(89,213)	88,504
NET ASSETS	$131,564,098	$121,040,482
+ Including securities loaned at value	$1,536,351	$1,307,014
* Cost of investments in securities	$128,600,091	$106,348,818
** Cost of short-term investments	$3,323,101	$15,414,355
*** Cost of foreign currencies	$55,805	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2016 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$9,658,101	$1,492,346
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	977,357	150,176
Net asset value and redemption price per share†	$9.88	$9.94
Maximum offering price per share (2.50%)(1)	$10.13	$10.19
Class C
Net assets	$897,881	$421,104
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	90,835	43,037
Net asset value and redemption price per share†	$9.88	$9.78
Class I
Net assets	$9,954,013	$6,045,536
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,007,080	604,908
Net asset value and redemption price per share	$9.88	$9.99
Class R
Net assets	$3,045	$3,397,203
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	308	344,370
Net asset value and redemption price per share	$9.88	$9.86
Class R6
Net assets	$110,520,471	$109,630,083
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	11,177,633	10,972,669
Net asset value and redemption price per share	$9.89	$9.99
Class W
Net assets	$530,587	$54,210
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	53,671	5,474
Net asset value and redemption price per share	$9.89	$9.90

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2016

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$8,317	$203,880
Interest	23,595,535	33,961,774	90,124,230
Securities lending income, net	—	—	748,724
Total investment income	23,595,535	33,970,091	91,076,834
EXPENSES:
Investment management fees(1)	5,705,532	3,216,809	7,347,771
Distribution and shareholder service fees:
Class A	1,345,825	177,669	1,267,535
Class B	1,788	2,892	2,381
Class C	904,622	131,127	316,807
Class O	—	—	86,089
Class R	—	1,727	658,202
Transfer agent fees:
Class A	407,572	109,829	441,778
Class B	136	448	205
Class C	68,483	20,378	27,776
Class I	126,137	64,822	147,512
Class O	—	—	30,161
Class P	—	4,098	—
Class R	—	535	116,105
Class R6	—	—	2,029
Class W	58,511	94,110	419,887
Administrative service fees(1)	72,515	42,692	217,532
Shareholder reporting expense	47,614	42,090	123,900
Registration fees	102,341	95,657	285,485
Professional fees	49,564	42,456	152,765
Custody and accounting expense	105,520	110,166	335,410
Trustee fees	30,664	16,143	84,059
Miscellaneous expense	32,036	29,215	93,989
Interest expense	—	671	1,040
Total expenses	9,058,860	4,203,534	12,158,418
Net recouped/waived and reimbursed fees	50	(813,170)	—
Net expenses	9,058,910	3,390,364	12,158,418
Net investment income	14,536,625	30,579,727	78,918,416
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	14,776,920	(11,178,901)	(5,617,454)
Foreign currency related transactions	—	546	(3,332,029)
Futures	(6,738,897)	—	533,424
Swaps	—	—	(5,706,198)
Written options	—	—	5,407,862
Net realized gain (loss)	8,038,023	(11,178,355)	(8,714,395)
Net change in unrealized appreciation (depreciation) on:
Investments	(384,395)	(22,601,052)	(25,188,259)
Foreign currency related transactions	—	—	71,248
Futures	1,967,315	—	1,023,519
Swaps	—	—	(4,416,116)
Net change in unrealized appreciation (depreciation)	1,582,920	(22,601,052)	(28,509,608)
Net realized and unrealized gain (loss)	9,620,943	(33,779,407)	(37,224,003)
Increase (decrease) in net assets resulting from operations	$24,157,568	$(3,199,680)	$41,694,413

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2016

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$3,453	$296,080
Interest	2,705,397	1,877,851
Dividends from affiliated funds	—	203,858
Securities lending income, net	7,821	747
Total investment income	2,716,671	2,378,536
EXPENSES:
Investment management fees(1)	592,560	356,837
Distribution and shareholder service fees:
Class A	9,246	1,462
Class C	5,093	2,294
Class R	15	8,613
Transfer agent fees:
Class A	5,892	803
Class C	810	311
Class I	6,993	87
Class R	5	2,234
Class R6	673	126
Class W	176	18
Administrative service fees(1)	11,534	528
Shareholder reporting expense	4,956	4,392
Registration fees	59,503	73,892
Professional fees	19,125	11,443
Custody and accounting expense	32,430	20,730
Trustee fees	4,027	3,214
Miscellaneous expense	15,761	7,439
Interest expense	339	35
Total expenses	769,138	494,458
Net waived and reimbursed fees	(115,694)	(131,415)
Net expenses	653,444	363,043
Net investment income	2,063,227	2,015,493
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(577,323)	(155,012)
Capital gain distributions from affiliated underlying funds	—	46,887
Sale of investments in affiliates	—	(691,542)
Foreign currency related transactions	—	(52,642)
Futures	173,901	(599,096)
Swaps	(79,943)	(31,556)
Net realized loss	(483,365)	(1,482,961)
Net change in unrealized appreciation (depreciation) on:
Investments	(119,294)	59,127
Affiliated underlying funds	—	25,546
Foreign currency related transactions	2,884	(2,311)
Futures	15,668	79,069
Swaps	(277,368)	(124,906)
Net change in unrealized appreciation (depreciation)	(378,110)	36,525
Net realized and unrealized loss	(861,475)	(1,446,436)
Increase in net assets resulting from operations	$1,201,752	$569,057

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$14,536,625	$14,907,582	$30,579,727	$27,826,069
Net realized gain (loss)	8,038,023	8,805,316	(11,178,355)	(3,065,330)
Net change in unrealized appreciation (depreciation)	1,582,920	12,170,335	(22,601,052)	(18,129,733)
Increase (decrease) in net assets resulting from operations	24,157,568	35,883,233	(3,199,680)	6,631,006
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(10,261,642)	(16,005,727)	(3,699,919)	(4,217,998)
Class B	(3,247)	(10,192)	(12,886)	(26,400)
Class C	(1,020,443)	(1,960,019)	(584,981)	(638,356)
Class I	(6,159,476)	(5,090,084)	(14,525,380)	(14,993,658)
Class P	—	—	(8,274,354)	(6,691,664)
Class R	—	—	(17,340)	(2,755)
Class W	(1,403,938)	(1,328,936)	(3,343,723)	(1,550,951)
Return of capital:
Class A	(5,747,286)	(2,091,266)	—	—
Class B	(1,202)	(1,510)	—	—
Class C	(1,002,493)	(341,985)	—	—
Class I	(3,826,237)	(797,369)	—	—
Class W	(981,071)	(190,890)	—	—
Total distributions	(30,407,035)	(27,817,978)	(30,458,583)	(28,121,782)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	727,335,904	274,391,931	332,231,556	286,247,406
Reinvestment of distributions	25,773,065	24,282,307	29,341,215	26,903,753
	753,108,969	298,674,238	361,572,771	313,151,159
Cost of shares redeemed	(262,149,692)	(246,414,994)	(214,313,353)	(195,088,556)
Net increase in net assets resulting from capital share transactions	490,959,277	52,259,244	147,259,418	118,062,603
Net increase in net assets	484,709,810	60,324,499	113,601,155	96,571,827
NET ASSETS:
Beginning of year or period	879,126,555	818,802,056	516,942,604	420,370,777
End of year or period	$1,363,836,365	$879,126,555	$630,543,759	$516,942,604
Distributions in excess of net investment income at end of year or period	$(1,508,575)	$(1,951,018)	$(133,655)	$(259,292)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$78,918,416	$50,878,711	$2,063,227	$2,631,505
Net realized gain (loss)	(8,714,395)	37,534,082	(483,365)	54,512
Net change in unrealized appreciation (depreciation)	(28,509,608)	29,900,977	(378,110)	(321,408)
Increase in net assets resulting from operations	41,694,413	118,313,770	1,201,752	2,364,609
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,642,432)	(18,252,026)	(59,522)	(4,713)
Class B	(4,057)	(11,267)	—	—
Class C	(555,671)	(582,567)	(4,284)	(3,096)
Class I	(32,378,317)	(15,552,223)	(158,586)	(110,828)
Class O	(861,161)	(1,016,623)	—	—
Class R	(2,987,626)	(646,611)	(40)	(28)
Class R6	(13,739,455)	(8,406,345)	(2,283,486)	(2,954,335)
Class W	(13,158,830)	(12,267,238)	(2,136)	(2,305)
Total distributions	(76,327,549)	(56,734,900)	(2,508,054)	(3,075,305)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,829,190,140	1,379,161,890	33,965,425	25,393,018
Reinvestment of distributions	71,748,402	53,503,830	2,504,562	3,074,347
	1,900,938,542	1,432,665,720	36,469,987	28,467,365
Cost of shares redeemed	(1,465,843,603)	(475,975,682)	(44,766,024)	(61,033,689)
Net increase (decrease) in net assets resulting from capital share transactions	435,094,939	956,690,038	(8,296,037)	(32,566,324)
Net increase (decrease) in net assets	400,461,803	1,018,268,908	(9,602,339)	(33,277,020)
NET ASSETS:
Beginning of year or period	2,633,614,477	1,615,345,569	141,166,437	174,443,457
End of year or period	$3,034,076,280	$2,633,614,477	$131,564,098	$141,166,437
Undistributed net investment income at end of year or period	$4,877,593	$575,720	$98,259	$9,837

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$2,015,493	$223,374
Net realized gain (loss)	(1,482,961)	42,700
Net change in unrealized appreciation (depreciation)	36,525	(10,618)
Increase in net assets resulting from operations	569,057	255,456
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,114)	(17,154)
Class C	(363)	(4,133)
Class I	(44,465)	(198,534)
Class R	(13,777)	(7,861)
Class R6	(887,689)	—
Class W	(107)	(108)
Total distributions	(949,515)	(227,790)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,663,405	936,695
Reinvestment of distributions	61,077	226,283
	140,724,482	1,162,978
Cost of shares redeemed	(25,697,045)	(424,342)
Net increase in net assets resulting from capital share transactions	115,027,437	738,636
Net increase in net assets	114,646,979	766,302
NET ASSETS:
Beginning of year or period	6,393,503	5,627,201
End of year or period	$121,040,482	$6,393,503
Undistributed net investment income at end of year or period	$1,107,125	$55,719

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
03-31-12	8.84	0.23•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93	0.93	2.58	681,900	335
Class B
03-31-16	8.65	0.06•	0.05	0.11	0.10	—	0.09	0.19	—	8.57	1.32	1.68	1.68	1.68	0.72	88	508
03-31-15	8.57	0.10•	0.21	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.21	333	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69	1.69	1.97	622	302
03-31-13	9.04	0.14•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
03-31-12	8.79	0.17•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68	1.68	1.87	3,676	335
Class C
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
03-31-12	8.79	0.16•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68	1.68	1.82	138,543	335
Class I
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
03-31-12	8.85	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65	0.65	2.83	144,678	335
Class W
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
03-31-12	8.86	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68	0.68	2.83	11,700	335
Voya High Yield Bond Fund
Class A
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
03-31-12	7.82	0.52	(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10	1.10	6.73	98,123	100
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class B
03-31-16	8.14	0.34	(0.52)	(0.18)	0.35	—	—	0.35	—	7.61	(2.22)	1.82	1.82	1.82	4.43	151	22
03-31-15	8.48	0.36	(0.33)	0.03	0.37	—	—	0.37	—	8.14	0.31	1.84	1.85	1.85	4.33	473	37
03-31-14	8.33	0.38	0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85	1.85	4.58	1,086	47
03-31-13	7.79	0.43	0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85	1.85	5.47	1,629	109
03-31-12	7.81	0.46	(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85	1.85	6.00	2,370	100
Class C
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
03-31-12	7.81	0.46	(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85	1.85	6.00	12,727	100
Class I
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
03-31-13	7.80	0.52•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
03-31-12	7.81	0.55	(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67	0.67	7.09	24,849	100
Class P
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class R
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class W
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
03-31-13	7.81	0.51•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
07-29-11(4) - 03-31-12	7.82	0.36•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85	0.85	6.93	1,552	100
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund
Class A
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490††
03-31-12	9.53	0.38	0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68	0.68	3.99	293,277	500††
Class B
03-31-16	10.20	0.19	(0.16)	0.03	0.17	—	—	0.17	—	10.06	0.33	1.40	1.40	1.40	1.76	145	465††
03-31-15	9.90	0.18	0.33	0.51	0.21	—	—	0.21	—	10.20	5.17	1.41	1.41	1.41	1.69	447	587††
03-31-14	10.07	0.22•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45	1.45	2.27	727	525††
03-31-13	9.88	0.27•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45	1.45	2.63	1,928	490††
03-31-12	9.51	0.32•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43	1.43	3.30	4,144	500††
Class C
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490††
03-31-12	9.52	0.32	0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43	1.43	3.22	35,256	500††
Class I
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
03-31-13	9.90	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490††
03-31-12	9.53	0.41	0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40	0.40	4.26	331,423	500††
Class O
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
03-31-13	9.90	0.34•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490††
03-31-12	9.54	0.39	0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68	0.68	3.98	42,500	500††
Class R
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490††
03-31-12	9.54	0.35	0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93	0.93	3.73	12,323	500††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class R6
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
03-31-13	9.89	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490††
03-31-12	9.52	0.40•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43	0.43	4.17	108,016	500††
Voya Short Term Bond Fund
Class A
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
12-19-12(4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
Class C
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
12-19-12(4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class W
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
Voya Strategic Income Opportunities Fund(5)
Class A
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class R6
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Ratios do not include expenses of underlying funds.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 33% for the fiscal year ended March 31, 2016 and 31%, 68%, 98% and 105% for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
Effective December 17, 2015, Strategic Income Opportunities revised its principal investment strategies to reflect that the Fund will seek to achieve its investment objective by investing directly in fixed-income instruments instead of investing significantly in underlying funds as well as direct investments in fixed-income instruments.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended March 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
There were no open OTC derivatives at March 31, 2016 for any Fund.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2016, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.
The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at March 31, 2016.
During the year ended March 31, 2016, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Intermediate Bond	$36,931,491	$55,025,140
Strategic Income Opportunities	603,424	712,204
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2016, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2016, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2016.
	Purchased	Sold
GNMA Income	$4,344,688	$192,447,201
Intermediate Bond	150,098,459	245,190,927
Short Term Bond	37,939,677	11,536,348
Strategic Income Opportunities	1,538,659	12,009,234
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds, with the exception of GNMA Income and Strategic Income Opportunities, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income Opportunities declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2016, certain counterparties had posted $1,605,000 and $840,000, respectively, in cash collateral to GNMA Income and Intermediate Bond for delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2016, Intermediate Bond had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income. During the year ended March 31, 2016, Short Term Bond and Strategic Income Opportunities had purchased interest rate swaptions to manage duration and yield curve exposures.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2016. There were no open swaptions for any Fund at March 31, 2016.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2016, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. There were no open credit default swaps to sell protection at March 31, 2016.
For the year ended March 31, 2016, Intermediate Bond and Strategic Income Opportunities had purchased credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. For the year ended March 31, 2016, both

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Intermediate Bond and Strategic Income Opportunities had entered into one contract each with a notional amount of  $83,610,000 and $6,440,000, respectively to manage credit risk.
For the year ended March 31, 2016, Intermediate Bond had sold credit protection on CDX swaps. Intermediate Bond entered into CDX swap contracts with a notional amount of  $143,510,000 to gain additional exposure to various sectors of the credit markets.
There were no open credit default swaps to buy or sell protection at March 31, 2016 for any Fund.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2016, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $550,324,800 and $5,060,400, respectively.
For the year ended March 31, 2016, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $487,205,200, $13,376,000 and $9,061,000, respectively.
Please refer to the table following the Summary Portfolio of Investments for Intermediate Bond, Short Term Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at March 31, 2016.
At March 31, 2016, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had posted $2,738,000, $300,000 and $335,000, respectively, as initial margin for open centrally cleared interest rate swaps.
P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2016, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$21,637,620	$649,153
High Yield Bond	238,391,660	116,116,915
Intermediate Bond	1,152,966,225	849,501,918
Short Term Bond	46,501,467	61,347,551
Strategic Income Opportunities	135,474,831	34,331,080
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$6,665,264,616	$6,044,017,341
Intermediate Bond	13,491,030,492	13,207,835,512
Short Term Bond	96,817,341	90,959,266
Strategic Income Opportunities	7,433,987	7,241,162
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Funds had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Statements of Operations. The Investment Adviser was contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver was not eligible for recoupment.
Fund	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income Opportunities	0.55% on all assets
Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive its fee for Class P shares of High Yield Bond. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through March 31, 2016 are reflected as investment management fees on the accompanying Statements of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.65% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a distribution plan pursuant to Rule 12b-1 under the 1940 Act and/or a service plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	N/A	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the year ended March 31, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class B	Class C
Initial Sales Charges:
GNMA Income	$78,597	$—	$—
High Yield Bond	1,707	—	—
Intermediate Bond	9,608	—	—
Short Term Bond	204	—	—
Strategic Income Opportunities	100	—	—
Contingent Deferred Sales Charges:
GNMA Income	$415	$9	$3,647
High Yield Bond	715	—	178
Intermediate Bond	338	—	1,191
Short Term Bond	—	—	80
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Custom Investments LLC	Strategic Income Opportunities	90.55%
Voya Global Target Payment Fund	High Yield Bond	5.00
Voya Institutional Trust Company	GNMA Income	16.93
Voya Intermediate Bond Portfolio	High Yield Bond	14.06
Voya Retirement Insurance and Annuity Company	GNMA Income	6.39
	Intermediate Bond	17.24
Voya Solution 2025 Portfolio	Short Term Bond	36.74
Voya Solution 2035 Portfolio	Short Term Bond	6.76
Voya Solution Income Portfolio	Short Term Bond	33.96
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
Strategic Income Opportunities may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended March 31, 2016, the Fund engaged in such purchases and sales transactions totaling $10,295,119 and $0, respectively.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities(1)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	0.67%	0.90%

(1)
For Strategic Income Opportunities, the expense limits shown include the expenses of the underlying investment companies. The amount of fees and expenses of an underlying investment company borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular underlying investment company.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

With the exception of the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2016 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2017	2018	2019	Total
Short Term Bond	$154,487	$104,644	$107,869	$367,000
Strategic Income Opportunities	173,603	103,078	131,415	408,096
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2016, are as follows:
	March 31,
	2017	2018	2019	Total
Short Term Bond
Class A	$28	$66	$2,936	$3,030
Class C	49	88	400	537
Class I	—	1,041	4,399	5,440
Class R	—	1	2	3
Class W	1	28	88	117
The Expense Limitation Agreement is contractual through August 1, 2016 (except for Strategic Income Opportunities Class R6, which is through August 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 22, 2015, the funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	23	$686,348	1.16%
Intermediate Bond	2	15,722,500	1.13
Short Term Bond	1	6,333,000	1.38
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2016 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	343,506,087	$1,683,180
Options Purchased	2,074,928,000	9,094,429
Options Terminated in Closing Sell Transactions	(1,008,296,000)	(4,994,090)
Options Expired	(1,410,138,087)	(5,783,519)
Balance at 03/31/2016	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2016 were as follows:
	Notional Amount	Premiums Received

Balance at 03/31/2015	—	$—
Options Written	2,887,456,000	10,285,294
Options Terminated in Closing Purchase Transactions	(2,227,088,000)	(9,583,653)
Options Expired	(660,368,000)	(701,641)
Balance at 03/31/2016	—	$—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for Short Term Bond during the year ended March 31, 2016 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	17,296,000	$79,562
Options Expired	(17,296,000)	(79,562)
Balance at 03/31/2016	—	$—

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the year ended March 31, 2016 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	—	$—
Options Purchased	4,200,000	29,400
Options Terminated in Closing Sell Transactions	(4,200,000)	(29,400)
Balance at 03/31/2016	—	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2016	23,264,301	—	1,672,007	(11,777,971)	13,158,337	200,380,806	—	14,398,678	(101,448,034)	113,331,450
3/31/2015	8,481,431	—	1,851,743	(15,241,031)	(4,907,857)	73,545,141	—	16,038,624	(132,117,253)	(42,533,488)
Class B
3/31/2016	2,814	—	518	(31,565)	(28,233)	24,115	—	4,444	(270,927)	(242,368)
3/31/2015	2,117	—	1,290	(37,530)	(34,123)	18,319	—	11,118	(323,139)	(293,702)
Class C
3/31/2016	4,925,127	—	191,559	(2,182,940)	2,933,746	42,194,660	—	1,641,438	(18,708,112)	25,127,986
3/31/2015	1,546,305	—	213,066	(3,229,107)	(1,469,736)	13,341,728	—	1,836,146	(27,842,850)	(12,664,976)
Class I
3/31/2016	45,866,725	—	852,569	(13,824,593)	32,894,701	395,508,088	—	7,346,325	(119,166,997)	283,687,416
3/31/2015	18,608,945	—	562,340	(8,637,068)	10,534,217	161,568,106	—	4,876,804	(74,959,593)	91,485,317
Class W
3/31/2016	10,337,826	—	276,204	(2,615,763)	7,998,267	89,228,235	—	2,382,180	(22,555,622)	69,054,793
3/31/2015	2,983,502	—	175,021	(1,285,948)	1,872,575	25,918,637	—	1,519,615	(11,172,159)	16,266,093
High Yield Bond
Class A
3/31/2016	5,288,902	—	397,306	(4,677,950)	1,008,258	40,526,566	—	3,101,999	(36,140,923)	7,487,642
3/31/2015	2,681,679	—	420,664	(3,161,502)	(59,159)	22,388,863	—	3,493,998	(26,100,139)	(217,278)
Class B
3/31/2016	170	—	1,428	(39,927)	(38,329)	1,339	—	11,274	(315,181)	(302,568)
3/31/2015	277	—	2,702	(72,900)	(69,921)	2,294	—	22,464	(614,594)	(589,836)
Class C
3/31/2016	335,964	—	50,924	(388,220)	(1,332)	2,627,846	—	397,092	(3,018,036)	6,902
3/31/2015	288,862	—	53,260	(449,044)	(106,922)	2,409,717	—	442,360	(3,713,985)	(861,908)
Class I
3/31/2016	28,674,313	—	1,832,946	(12,915,018)	17,592,241	219,179,594	—	14,229,608	(99,504,418)	133,904,784
3/31/2015	19,723,170	—	1,775,425	(19,194,473)	2,304,122	164,525,957	—	14,700,080	(157,443,673)	21,782,364
Class P
3/31/2016	591,547	—	1,055,798	(5,836,892)	(4,189,547)	4,712,792	—	8,245,701	(44,685,476)	(31,726,983)
3/31/2015	7,608,658	—	808,879	(128,844)	8,288,693	62,545,000	—	6,691,664	(1,080,000)	68,156,664
Class R
3/31/2016	30,091	—	2,198	(12,194)	20,095	244,801	—	17,092	(90,023)	171,870
3/31/2015	21,589	—	338	(16)	21,911	177,055	—	2,755	(130)	179,680
Class W
3/31/2016	8,415,767	—	430,241	(3,903,305)	4,942,703	64,938,618	—	3,338,449	(30,559,296)	37,717,771
3/31/2015	4,130,453	—	187,184	(742,394)	3,575,243	34,198,520	—	1,550,432	(6,136,035)	29,612,917

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond
Class A
3/31/2016	18,513,121	—	1,162,591	(68,307,177)	(48,631,465)	185,244,858	—	11,659,582	(692,474,068)	(495,569,628)
3/31/2015	49,882,269	—	1,735,824	(8,298,193)	43,319,900	504,572,399	—	17,550,788	(83,748,634)	438,374,553
Class B
3/31/2016	66	—	323	(29,849)	(29,460)	665	—	3,234	(298,986)	(295,087)
3/31/2015	1,181	—	901	(31,650)	(29,568)	11,911	—	9,067	(317,520)	(296,542)
Class C
3/31/2016	530,238	—	41,579	(590,971)	(19,154)	5,301,174	—	415,820	(5,903,513)	(186,519)
3/31/2015	1,189,477	—	43,880	(728,978)	504,379	11,954,750	—	442,566	(7,330,450)	5,066,866
Class I
3/31/2016	97,857,532	—	2,978,834	(48,015,575)	52,820,791	987,623,508	—	29,792,829	(477,916,541)	539,499,796
3/31/2015	38,077,784	—	1,404,554	(20,643,909)	18,838,429	384,858,039	—	14,198,706	(208,772,634)	190,284,111
Class O
3/31/2016	180,894	—	7,906	(376,682)	(187,882)	1,811,541	—	79,176	(3,773,826)	(1,883,109)
3/31/2015	252,504	—	9,092	(508,043)	(246,447)	2,548,055	—	91,843	(5,117,170)	(2,477,272)
Class R
3/31/2016	4,610,139	—	294,280	(2,381,746)	2,522,673	46,247,482	—	2,950,492	(23,844,475)	25,353,499
3/31/2015	11,586,402	—	62,647	(892,971)	10,756,078	117,757,208	—	637,474	(9,035,410)	109,359,272
Class R6
3/31/2016	35,505,404	—	1,373,344	(13,068,201)	23,810,547	355,109,182	—	13,736,047	(130,933,258)	237,911,971
3/31/2015	20,414,898	—	829,092	(9,260,411)	11,983,579	206,151,460	—	8,374,293	(93,415,472)	121,110,281
Class W
3/31/2016	24,831,944	—	1,311,108	(13,052,252)	13,090,800	247,851,730	—	13,111,222	(130,698,936)	130,264,016
3/31/2015	15,019,704	—	1,208,595	(6,761,789)	9,466,510	151,308,068	—	12,199,093	(68,238,392)	95,268,769
Short Term Bond
Class A
3/31/2016	950,873	—	5,991	(9,904)	946,960	9,404,344	—	59,130	(97,971)	9,365,503
3/31/2015	71,672	—	466	(58,976)	13,162	717,363	—	4,651	(590,265)	131,749
Class C
3/31/2016	73,082	—	431	(17,111)	56,402	721,169	—	4,266	(168,522)	556,913
3/31/2015	11,550	—	304	(12,512)	(658)	115,440	—	3,035	(124,780)	(6,305)
Class I
3/31/2016	666,325	—	15,699	(418,225)	263,799	6,587,417	—	155,504	(4,128,957)	2,613,964
3/31/2015	367,433	—	11,091	(76,340)	302,184	3,670,317	—	110,793	(761,694)	3,019,416
Class R
3/31/2016	—	—	4	—	4	—	—	40	—	40
7/31/2014(1) - 3/31/2015	301	—	3	—	304	3,015	—	28	—	3,043
Class R6
3/31/2016	1,686,518	—	230,322	(4,074,843)	(2,158,003)	16,717,168	—	2,283,486	(40,359,706)	(21,359,052)
3/31/2015	1,973,923	—	295,538	(5,847,021)	(3,577,560)	19,752,114	—	2,954,334	(58,419,810)	(35,713,362)
Class W
3/31/2016	54,249	—	216	(1,104)	53,361	535,327	—	2,136	(10,868)	526,595
3/31/2015	113,138	—	150	(113,282)	6	1,134,769	—	1,507	(1,137,140)	(864)
Strategic Income Opportunities
Class A
3/31/2016	116,610	—	239	(10,629)	106,220	1,238,252	—	2,365	(191,058)	1,049,559
3/31/2015	44,611	—	1,605	(33,347)	12,869	446,140	—	15,647	(332,062)	129,725
Class C
3/31/2016	26,077	—	37	(294)	25,820	283,650	—	363	(31,489)	252,524
3/31/2015	13,387	—	429	(1,504)	12,312	132,914	—	4,133	(14,770)	122,277
Class I
3/31/2016	2,539,064*	—	4,460	(2,484,896)*	58,628	25,593,263*	—	44,465	(24,969,762)*	667,966
3/31/2015	644	—	20,362	(4,545)	16,461	6,465	—	198,534	(45,591)	159,408
Class R
3/31/2016	350,316	—	1,398	(40,623)	311,091	3,559,386	—	13,777	(496,078)	3,077,085
3/31/2015	35,362	—	812	(3,209)	32,965	351,176	—	7,861	(31,919)	327,118

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Income Opportunities (continued)
Class R6
10/23/2015(1) - 3/31/2016	10,972,669*	—	—	—	10,972,669	109,938,197*	—	—	(8,658)	109,929,539
Class W
3/31/2016	5,136	—	11	—	5,147	50,657	—	107	—	50,764
3/31/2015	—	—	11	—	11	—	—	108	—	108

*
Reflects seed money activity from Voya Custom Investments LLC (see Note 6).

(1)
Commencement of operations.

NOTE 11 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At March 31, 2016, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Commitments	Unrealized Appreciation at 3/31/16*
Kenan Advantage Group, Inc. Strip Delayed Draw	$23,936	$—
	$23,936	$—

*
Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Fund’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$—	$4,754,564	$(4,754,564)
High Yield Bond	(3,886)	4,493	(607)
Intermediate Bond	—	1,711,006	(1,711,006)
Short Term Bond	(1,352)	533,249	(531,897)
Strategic Income Opportunities	—	(14,572)	14,572
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2016		Year Ended March 31, 2015
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$18,848,746	$11,558,289	$24,394,958	$3,423,020
High Yield Bond	30,458,583	—	28,121,782	—
Intermediate Bond	76,327,549	—	56,734,900	—
Short Term Bond	2,508,054	—	3,075,305	—
Strategic Income Opportunities	949,515	—	227,790	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
GNMA Income	$—	$(3,586,692)	$18,428,927	$(8,763,360)	Long-term	None
High Yield Bond	—	(7,975,289)	(23,486,606)	(9,006,267)	Short-term	2017
				(14,980,165)	Short-term	2018
				(2,860,600)	Short-term	None
				(5,096,547)	Long-term	None
				$(31,943,579)
Intermediate Bond	6,494,116	(9,241,112)	21,240,083	(98,762,983)	Short-term	2018
				(6,609,366)	Long-term	None
				$(105,372,349)
Short Term Bond	100,065	(545,114)	(81,629)	(553,073)	Short-term	None
				(605,475)	Long-term	None
				$(1,158,548)
Strategic Income Opportunities	1,152,054	(1,249,326)	(35,278)	(158,100)	Short-term	None
				(88,346)	Long-term	None
				$(246,446)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2016:
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of March 31, 2016:

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 13 — SECURITIES LENDING (continued)

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$6,305,903	$(6,305,903)	$—
Citigroup Global Markets Inc.	37,024,146	(37,024,146)	—
Goldman, Sachs & Co.	590,409	(590,409)	—
HSBC Securities (USA) Inc.	31,384,833	(31,384,833)	—
J.P. Morgan Securities LLC	2,748,991	(2,748,991)	—
JPMorgan Clearing Corp.	624,321	(624,321)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,115,048	(2,115,048)	—
Mizuho Securities USA Inc.	1,513,917	(1,513,917)	—
Morgan Stanley & Co. LLC	1,862,010	(1,862,010)	—
Scotia Capital (USA) INC	2,641,693	(2,641,693)	—
SG Americas Securities, LLC	782,602	(782,602)	—
Total	$87,593,873	$(87,593,873)	$—

(1)
Collateral with a fair value of  $89,523,983 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$309,522	$(309,522)	$—
J.P. Morgan Securities LLC	306,489	(306,489)	—
Raymond James & Associates, Inc.	608,003	(608,003)	—
Scotia Capital (USA) INC	312,338	(312,338)	—
Total	$1,536,351	$(1,536,351)	$—

(1)
Collateral with a fair value of  $1,577,428 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$156,830	$(156,830)	$—
Credit Suisse Securities (USA) LLC	23,781	(23,781)	—
Deutsche Bank Securities Inc.	169,221	(169,221)	—
Jefferies LLC	357,177	(357,177)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	166,235	(166,235)	—
Morgan Stanley & Co. LLC	155,425	(155,425)	—
Nomura Securities International, Inc.	118,625	(118,625)	—
Scotia Capital (USA) INC	159,720	(159,720)	—
Total	$1,307,014	$(1,307,014)	$—

(1)
Collateral with a fair value of  $1,337,623 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — SUBSEQUENT EVENTS
Dividends.   Subsequent to March 31, 2016, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0200	April 4, 2016	March 31, 2016
Class B	$0.0145	April 4, 2016	March 31, 2016
Class C	$0.0147	April 4, 2016	March 31, 2016
Class I	$0.0220	April 4, 2016	March 31, 2016
Class W	$0.0218	April 4, 2016	March 31, 2016
Class A	$0.0200	May 3, 2016	April 29, 2016
Class B	$0.0147	May 3, 2016	April 29, 2016
Class C	$0.0149	May 3, 2016	April 29, 2016
Class I	$0.0220	May 3, 2016	April 29, 2016
Class W	$0.0218	May 3, 2016	April 29, 2016
High Yield Bond
Class A	$0.0355	May 2, 2016	Daily
Class B	$0.0308	May 2, 2016	Daily
Class C	$0.0308	May 2, 2016	Daily
Class I	$0.0377	May 2, 2016	Daily
Class P	$0.0415	May 2, 2016	Daily
Class R	$0.0339	May 2, 2016	Daily
Class W	$0.0371	May 2, 2016	Daily
Intermediate Bond
Class A	$0.0236	May 2, 2016	Daily
Class B	$0.0174	May 2, 2016	Daily
Class C	$0.0174	May 2, 2016	Daily
Class I	$0.0263	May 2, 2016	Daily
Class O	$0.0216	May 2, 2016	Daily
Class R	$0.0236	May 2, 2016	Daily
Class R6	$0.0263	May 2, 2016	Daily
Class W	$0.0257	May 2, 2016	Daily
Short Term Bond
Class A	$0.0130	May 2, 2016	Daily
Class C	$0.0069	May 2, 2016	Daily
Class I	$0.0154	May 2, 2016	Daily
Class R	$0.0107	May 2, 2016	Daily
Class R6	$0.0156	May 2, 2016	Daily
Class W	$0.0150	May 2, 2016	Daily
Strategic Income Opportunities
Class A	$0.0314	May 2, 2016	Daily
Class C	$0.0248	May 2, 2016	Daily
Class I	$0.0352	May 2, 2016	Daily
Class R	$0.0291	May 2, 2016	Daily
Class R6	$0.0354	May 2, 2016	Daily
Class W	$0.0333	May 2, 2016	Daily

NOTES TO FINANCIAL STATEMENTS as of March 31, 2016 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

Expense limit changes: On July 9, 2015, the Board approved a new Expense Limitation Agreement for Strategic Income Opportunities. Effective August 1, 2016, the new non-recoupable Expense Limitation Agreement, through August 1, 2017, will be 0.72% for Class I (the expense limit for the Fund’s other classes will not change). Also effective August 1, 2016, the Expense Limitation Agreement will not extend to acquired fund fees and expenses.
Distributions to shareholders: On March 18, 2016, the Board approved a change with respect to the distribution policy for GNMA Income, Intermediate Bond and Strategic Income Opportunities. Effective April 1, 2016 for Strategic Income Opportunities and July 29, 2016 for GNMA Income and Intermediate Bond, the Funds will declare dividends daily and pay dividends consisting of ordinary income, if any, monthly.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
9,953,920		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	$12,768,781	0.9
10,946,328 ^		Ginnie Mae Series 2010-122 IO, 0.309%, 02/16/44	390,104	0.0
1,748,327		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,899,866	0.2
1,085,439		Vendee Mortgage Trust, 3.750%, 10/15/41	1,196,383	0.1
		Total Collateralized Mortgage Obligations (Cost $16,072,043)	16,255,134	1.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 115.4%
		Federal Home Loan Mortgage Corporation: 6.9%##
9,376,762 ^		0.500%, due 07/15/36	169,996	0.0
52,641,000	W	3.000%, due 05/01/43	53,790,462	4.0
18,643,379		3.000%, due 09/01/45	19,110,369	1.4
3,539,921 ^		4.500%, due 12/15/40	504,888	0.0
1,003,809 ^		5.500%, due 09/15/35	175,611	0.0
952,371 ^		5.664%, due 06/15/40	69,849	0.0
464,607 ^		7.567%, due 10/25/23	87,011	0.0
18,524,717		0.583%-26.855%, due 07/01/20-09/25/45	20,089,721	1.5
			93,997,907	6.9
		Federal National Mortgage Association: 9.2%##
48,729,487		0.633%, due 10/27/37	48,517,480	3.5
15,326,586 ^		3.000%, due 11/25/27	1,424,473	0.1
6,271,085 ^		3.000%, due 01/25/33	722,981	0.0
6,000,000		4.000%, due 12/25/39	6,602,165	0.5
6,512,314 ^		4.000%, due 05/25/42	1,146,957	0.1
6,065,551		4.000%, due 11/01/45	6,483,156	0.5
9,226,424		4.571%, due 11/25/33	9,612,195	0.7
5,640,445		5.000%, due 08/25/33	6,566,460	0.5
5,974,630 ^		5.817%, due 06/25/42	1,157,347	0.1
39,035,644		3.500%-24.828%, due 07/01/27-05/01/45	43,999,520	3.2
			126,232,734	9.2
		Government National Mortgage Association: 99.3%
35,678,650 ^		0.030%, due 01/16/51	714,658	0.1
20,703,582 ^		0.250%, due 06/20/36	178,488	0.0
18,963,266 ^		0.351%, due 11/16/46	183,185	0.0
595,629 ^		0.669%, due 02/16/48	5,367	0.0
11,736,237		0.755%, due 10/20/60	11,578,678	0.9
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
8,113,532		0.825%, due 02/20/62	$8,095,248	0.6
7,130,124		0.920%, due 04/20/63	7,136,004	0.5
668,434 ^		1.000%, due 06/16/37	22,561	0.0
14,283,524		1.025%, due 12/20/63	14,184,808	1.0
5,184,689		1.075%, due 05/20/63	5,158,788	0.4
102,857,971		1.075%, due 11/20/65	102,514,538	7.5
10,469,068		1.145%, due 09/20/63	10,451,610	0.8
8,605,074		1.259%, due 01/20/60	8,621,079	0.6
11,052,414		1.439%, due 05/20/60	11,150,103	0.8
12,078,934		1.439%, due 05/20/60	12,174,462	0.9
12,666,222		1.475%, due 02/20/62	12,802,854	0.9
134,596 ^		1.830%, due 10/16/52	7,437	0.0
14,905,175		2.233%, due 10/20/44	13,769,755	1.0
1,900,000 ^		2.500%, due 11/20/43	691,721	0.1
5,820,409		2.570%, due 10/20/63	6,239,651	0.5
28,000,000	W	3.000%, due 04/01/43	29,006,797	2.1
20,629,575		3.000%, due 08/20/45	21,404,318	1.6
49,008,859		3.000%, due 11/20/45	50,849,386	3.7
62,493,392		3.000%, due 01/20/46	64,840,330	4.8
9,950,000		3.328%, due 06/16/43	10,604,395	0.8
8,090,454 ^		3.500%, due 04/20/40	858,031	0.1
5,339,868 ^		3.500%, due 08/16/40	709,588	0.1
427,500,000	W	3.500%, due 12/20/41	451,847,463	33.1
12,125,000		3.500%, due 04/20/45	12,777,267	0.9
9,170,373		3.750%, due 05/20/42	9,754,999	0.7
10,418,842		3.750%, due 05/20/42	11,083,062	0.8
2,870,644 ^		4.000%, due 04/20/38	151,515	0.0
3,038,615 ^		4.000%, due 08/20/39	517,859	0.0
6,275,995		4.000%, due 12/20/40	6,734,349	0.5
6,121,712		4.000%, due 02/20/41	6,948,378	0.5
3,451,788 ^		4.000%, due 04/20/41	528,242	0.0
7,265,692		4.000%, due 07/20/41	7,817,645	0.6
11,343,000	W	4.000%, due 11/20/41	12,106,437	0.9
1,605,906 ^		4.000%, due 03/20/42	215,511	0.0
2,665,041 ^		4.000%, due 12/20/42	417,129	0.0
4,915,086 ^		4.000%, due 03/20/44	968,522	0.1
6,375,835		4.000%, due 12/20/44	6,830,314	0.5
6,372,054		4.000%, due 01/20/45	6,826,266	0.5
23,247,572		4.000%, due 10/20/45	24,896,166	1.8
8,850,782		4.000%, due 01/20/46	9,532,665	0.7
8,438,324		4.000%, due 03/20/46	9,090,004	0.7
79,126 ^		4.500%, due 02/20/36	167	0.0
192,271 ^		4.500%, due 12/20/37	7,167	0.0
71,928 ^		4.500%, due 02/20/38	2,945	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
4,768,931 ^	4.500%, due 04/20/39	$652,680	0.1
6,694,918	4.500%, due 05/16/39	7,284,393	0.5
4,761,000	4.500%, due 05/20/39	5,151,882	0.4
7,459,806	4.500%, due 05/20/39	8,266,442	0.6
13,876,737 ^	4.500%, due 12/16/42	2,445,918	0.2
8,030,499 ^	4.568%, due 03/20/40	902,738	0.1
9,102,298	4.660%, due 09/20/61	10,117,709	0.7
13,098,207	4.678%, due 01/20/46	14,303,955	1.1
5,522,753	4.910%, due 06/16/49	6,011,642	0.4
5,833,223	5.000%, due 10/20/34	6,644,435	0.5
88,266 ^	5.000%, due 09/16/35	885	0.0
2,978,269 ^	5.000%, due 01/20/38	237,041	0.0
1,559,367 ^	5.000%, due 07/16/39	227,005	0.0
6,257,579 ^	5.000%, due 03/20/40	1,024,534	0.1
43,227,136	5.000%, due 05/20/40	49,432,945	3.6
962,153 ^	5.000%, due 05/20/41	189,371	0.0
27,050,624	5.500%, due 05/20/35	30,383,193	2.2
11,380,145	5.500%, due 12/16/35	12,952,239	1.0
557,162 ^	5.500%, due 09/16/40	79,231	0.0
6,210,925 ^	5.568%, due 09/20/38	1,065,546	0.1
8,512,380 ^	5.568%, due 12/20/40	1,551,101	0.1
3,438,551 ^	5.618%, due 12/20/40	538,642	0.0
12,825,704 ^	5.659%, due 05/16/42	2,375,569	0.2
2,669,473 ^	5.668%, due 05/20/32	380,483	0.0
2,286,863 ^	5.709%, due 09/16/39	373,235	0.0
11,433,064 ^	5.909%, due 04/16/39	1,622,317	0.1
753,871 ^	6.000%, due 01/20/34	150,855	0.0
2,123,551 ^	6.000%, due 01/16/40	834,700	0.1
2,826,111 ^	6.059%, due 05/16/38	530,363	0.0
5,009,860 ^	6.068%, due 09/20/37	982,935	0.1
4,361,553 ^	6.068%, due 09/20/38	381,679	0.0
1,388,601 ^	6.118%, due 01/20/38	243,008	0.0
4,578,587 ^	6.209%, due 09/16/40	927,428	0.1
9,335,382 ^	6.209%, due 04/16/42	2,096,961	0.2
2,513,243 ^	6.268%, due 11/20/34	544,787	0.0
2,194,684 ^	6.329%, due 02/16/35	448,031	0.0
1,141,024 ^	7.159%, due 10/16/29	269,718	0.0
3,670,773 ^	7.500%, due 04/16/37	1,102,212	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
180,181,508	0.652%-23.682%, due 05/15/18-09/20/63	$198,775,744	14.6
		1,354,511,464	99.3
	Total U.S. Government Agency Obligations (Cost $1,554,991,148)	1,574,742,105	115.4
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Notes: 3.0%
40,119,000	1.500%, due 02/28/23	40,021,832	2.9
512,000	1.750%, due 01/31/23	519,260	0.1
	Total U.S. Treasury Obligations (Cost $40,538,256)	40,541,092	3.0
	Total Investments in Securities (Cost $1,611,601,447)	$1,631,538,331	119.6
	Liabilities in Excess of Other Assets	(267,701,966)	(19.6)
	Net Assets	$1,363,836,365	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2016. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,613,109,404.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,043,909
Gross Unrealized Depreciation	(3,614,982)
Net Unrealized Appreciation	$18,428,927

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$16,255,134	$—	$16,255,134
U.S. Treasury Obligations	—	40,541,092	—	40,541,092
U.S. Government Agency Obligations	—	1,574,742,105	—	1,574,742,105
Total Investments, at fair value	$—	$1,631,538,331	$—	$1,631,538,331
Other Financial Instruments+
Futures	492,763	—	—	492,763
Total Assets	$492,763	$1,631,538,331	$—	$1,632,031,094

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2016, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(694)	06/21/16	$(90,491,097)	$392,119
U.S. Treasury 5-Year Note	(886)	06/30/16	(107,351,357)	15,917
U.S. Treasury Long Bond	(130)	06/21/16	(21,376,875)	84,727
			$(219,219,329)	$492,763

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$492,763
Total Asset Derivatives		$492,763

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(6,738,897)
Total	$(6,738,897)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,967,315
Total	$1,967,315

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.5%
		Basic Materials: 5.8%
1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	$1,151,500	0.2
3,980,000		ArcelorMittal, 5.125%-6.500%, 06/01/20-06/01/25	3,834,800	0.6
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,561,425	0.2
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,421,306	0.2
920,000	#	Constellium NV, 5.750%, 05/15/24	664,700	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	500,815	0.1
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	831,512	0.1
1,080,000	#	Huntsman International LLC, 5.125%, 11/15/22	1,053,000	0.2
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	1,989,750	0.3
110,000	#	Platform Specialty Products Corp., 10.375%, 05/01/21	106,700	0.0
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,176,563	0.2
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	256,345	0.0
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	357,500	0.1
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	1,089,000	0.2
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,904,175	0.3
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	933,750	0.2
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,061,250	0.3
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,673,212	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	580,669	0.1
17,400,000		Other Securities	13,153,700	2.1
			36,301,672	5.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: 20.3%
600,000	#	Altice Financing SA, 6.500%, 01/15/22	$613,500	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	911,787	0.1
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	995,000	0.2
1,970,000	#	Altice SA, 7.625%, 02/15/25	1,891,200	0.3
2,170,000	#	Altice SA, 7.750%, 05/15/22	2,146,304	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	35,911	0.0
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,729,800	0.3
2,895,000	#	CCOH Safari LLC, 5.750%, 02/15/26	3,003,562	0.5
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,137,300	0.2
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,575,000	0.2
2,400,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%-6.500%, 03/15/21-04/30/21	2,490,526	0.4
2,495,000		CenturyLink, Inc., 5.800%, 03/15/22	2,409,796	0.4
2,725,000		CenturyLink, Inc., 5.625%-7.500%, 04/01/20-04/01/24	2,761,889	0.4
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	895,312	0.1
3,135,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	2,952,175	0.5
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,543,125	0.2
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,774,800	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,310,344	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
4,690,000		DISH DBS Corp., 5.000%-6.750%, 05/01/20-03/15/23	$4,518,675	0.7
560,000	#	Frontier Communications Corp., 8.875%, 09/15/20	586,600	0.1
1,705,000	#	Frontier Communications Corp., 10.500%, 09/15/22	1,754,019	0.3
1,900,000	#	Frontier Communications Corp., 11.000%, 09/15/25	1,916,625	0.3
1,200,000		Frontier Communications Corp., 7.625%-8.250%, 04/15/17-04/15/24	1,105,170	0.2
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	862,645	0.1
970,000	#	Intelsat Jackson Holdings SA, 8.000%, 02/15/24	1,001,525	0.2
80,000	#	Lamar Media Corp., 5.750%, 02/01/26	84,200	0.0
2,295,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,329,425	0.4
1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	1,515,000	0.2
1,800,000	#	Level 3 Financing, Inc., 5.375%, 01/15/24	1,827,000	0.3
945,000	#	MDC Partners, Inc., 6.500%, 05/01/24	967,444	0.2
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,811,250	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	1,040,000	0.2
875,000	#	Neptune Finco Corp., 6.625%, 10/15/25	948,194	0.2
2,530,000	#	Neptune Finco Corp., 10.875%, 10/15/25	2,770,350	0.4
2,800,000		Netflix, Inc., 5.750%-5.875%, 03/01/24-02/15/25	2,964,750	0.5
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	592,250	0.1
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,715,000	0.3
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,850,413	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	$2,196,550	0.4
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	668,325	0.1
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,050,000	0.2
2,150,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,262,875	0.3
500,000		Sinclair Television Group, Inc., 6.375%, 11/01/21	530,000	0.1
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,163,000	0.3
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,746,632	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,029,000	0.2
3,845,000		Sprint Corp., 7.125%, 06/15/24	2,874,138	0.5
2,000,000		Sprint Corp., 7.250%, 09/15/21	1,537,500	0.2
3,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	2,208,750	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	699,912	0.1
1,750,000		TEGNA, Inc., 6.375%, 10/15/23	1,887,813	0.3
850,000	#	TEGNA, Inc., 5.500%, 09/15/24	878,687	0.1
7,780,000		T-Mobile USA, Inc., 5.250%-6.836%, 09/01/18-01/15/26	8,119,834	1.3
2,500,000	#	Tribune Media Co., 5.875%, 07/15/22	2,443,750	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,000,000	0.5
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	247,500	0.0
1,000,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,065,000	0.2
2,360,000	#	West Corp., 5.375%, 07/15/22	2,173,678	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,140,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,192,100	0.2
23,680,000		Other Securities	22,366,658	3.5
			127,819,568	20.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Conglomerates: 0.2%
1,496,212		Other Securities	$1,498,082	0.2
		Consumer, Cyclical: 15.7%
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,855,250	0.3
2,250,000		ARAMARK Corp., 5.750%, 03/15/20	2,321,719	0.4
250,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	253,750	0.0
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,707,750	0.3
1,500,000	#	BMC Stock Holdings, Inc., 9.000%, 09/15/18	1,573,125	0.3
2,320,000		Boyd Gaming Corp., 6.875%, 05/15/23	2,482,400	0.4
245,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	255,412	0.0
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,627,280	0.4
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,590,644	0.3
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,374,750	0.2
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	788,400	0.1
2,115,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,204,887	0.4
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	436,269	0.1
2,585,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,751,409	0.4
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	746,625	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	627,750	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,475,250	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	386,250	0.1
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,710,175	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	$896,550	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	920,250	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	860,675	0.1
2,720,000		JC Penney Corp., Inc., 8.125%, 10/01/19	2,808,400	0.4
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,912,364	0.3
5,000,000		MGM Resorts International, 5.250%-8.625%, 02/01/19-03/15/23	5,358,750	0.9
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,761,900	0.3
750,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	772,500	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	216,250	0.1
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,357,335	0.2
900,000	#	Party City Holdings, Inc., 6.125%, 08/15/23	931,500	0.1
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,217,919	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	277,200	0.0
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,765,037	0.3
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,045,000	0.3
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	273,125	0.1
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,394,908	0.2
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	809,750	0.1
1,750,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	1,734,688	0.3
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	413,700	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	$1,348,500	0.2
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,738,500	0.3
745,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	758,038	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,950,200	0.3
36,407,000		Other Securities	36,572,751	5.8
			99,264,885	15.7
		Consumer, Non-cyclical: 20.3%
110,000	#	Acadia Healthcare Co., Inc., 6.500%, 03/01/24	114,675	0.0
2,660,000		Acadia Healthcare Co., Inc., 5.125%-5.625%, 07/01/22-02/15/23	2,707,400	0.5
1,811,000	#	Albertsons Holdings LLC/ Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,967,199	0.3
830,000	#	Alere, Inc., 6.375%, 07/01/23	873,575	0.1
3,015,000		Amsurg Corp., 5.625%, 11/30/20-07/15/22	3,121,294	0.5
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,668,750	0.4
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,011,450	0.2
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,281,600	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,181,250	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,847,475	0.3
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,838,325	0.3
2,413,000	#,&	Capsugel SA, 7.000%, 05/15/19	2,429,589	0.4
1,745,000	#	CEB, Inc., 5.625%, 06/15/23	1,779,900	0.3
1,775,000	#	Centene Corp., 5.625%, 02/15/21	1,854,875	0.3
1,180,000	#	Centene Corp., 6.125%, 02/15/24	1,244,900	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,085,000		Central Garden & Pet Co., 6.125%, 11/15/23	$2,178,825	0.4
2,960,000		Cott Beverages, Inc., 5.375%-6.750%, 01/01/20-07/01/22	3,074,775	0.5
1,035,000	#	Endo Finance LLC, 5.875%, 01/15/23	991,012	0.1
1,870,000	#	Endo Finance LLC, 6.000%, 07/15/23	1,769,488	0.3
2,165,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,208,300	0.4
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,909,600	0.6
3,815,000		HCA, Inc., 5.375%, 02/01/25	3,861,505	0.6
3,880,000		HCA, Inc., 5.250%-7.500%, 02/15/22-04/15/25	4,193,422	0.7
2,380,000		HealthSouth Corp., 5.750%, 11/01/24	2,422,840	0.4
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,397,200	0.4
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,156,383	0.3
750,000	#	Jarden Corp., 5.000%, 11/15/23	789,375	0.1
830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	730,400	0.1
1,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,134,375	0.2
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,151,150	0.2
2,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,920,000	0.3
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,004,100	0.3
615,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	561,187	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
880,000	#	MEDNAX, Inc., 5.250%, 12/01/23	$917,400	0.1
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,944,800	0.3
1,815,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	1,873,988	0.3
2,625,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,736,562	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,556,250	0.3
1,965,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,058,338	0.3
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,543,500	0.3
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,290,875	0.2
475,000	#	Prestige Brands, Inc., 6.375%, 03/01/24	497,563	0.1
2,000,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	2,015,000	0.3
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,105,125	0.2
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,040,000	0.3
440,000	#	Team Health, Inc., 7.250%, 12/15/23	471,900	0.1
6,480,000		Tenet Healthcare Corp., 6.000%-8.125%, 11/01/18-06/15/23	6,560,810	1.0
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	814,055	0.1
60,000	#	TreeHouse Foods, Inc., 6.000%, 02/15/24	63,900	0.0
2,670,000		United Rentals North America, Inc., 6.125%-7.625%, 05/15/20-06/15/23	2,799,247	0.4
2,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	2,165,625	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	$1,676,240	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,368,750	0.2
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	840,500	0.2
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,761,688	0.4
990,000	#	VPI Escrow Corp., 6.375%, 10/15/20	826,650	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	344,400	0.1
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	784,806	0.1
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	710,700	0.1
23,112,387		Other Securities	22,913,259	3.6
			128,058,125	20.3
		Diversified: 1.1%
3,095,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	3,288,438	0.5
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	675,675	0.1
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,240,625	0.2
1,900,000		Other Securities	1,919,000	0.3
			7,123,738	1.1
		Energy: 5.9%
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	585,275	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,483,125	0.2
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	675,325	0.1
2,285,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,159,325	0.3
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,852,500	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	$364,000	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	350,000	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	283,500	0.0
2,225,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,237,504	0.4
545,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	538,188	0.1
36,292,000		Other Securities	26,434,960	4.2
			36,963,702	5.9
		Financial: 7.2%
2,935,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,010,195	0.5
210,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.625%, 10/30/20	216,037	0.0
2,300,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,162,000	0.4
8,185,000		Ally Financial, Inc., 3.500%-8.000%, 07/18/16-09/15/20	8,412,762	1.3
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	305,588	0.0
3,580,000		CIT Group, Inc., 4.250%-5.375%, 05/15/17-08/15/22	3,676,857	0.6
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	506,000	0.1
3,265,000		Equinix, Inc., 4.875%-5.750%, 04/01/20-01/01/25	3,417,850	0.6
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,796,562	0.5
3,095,000		International Lease Finance Corp., 5.875%-8.250%, 05/15/19-08/15/22	3,377,963	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	$460,448	0.1
3,215,000		Navient Corp., 5.875%-6.125%, 03/25/24-10/25/24	2,772,368	0.4
2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,116,500	0.3
12,116,000		Other Securities	12,231,354	1.9
			45,462,484	7.2
		Industrial: 9.5%
2,309,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,366,494	0.4
2,120,000		AECOM, 5.875%, 10/15/24	2,204,800	0.4
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,379,375	0.4
2,169,649	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,104,560	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	970,000	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	84,485	0.0
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,629,375	0.3
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,206,200	0.2
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	248,906	0.0
2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,531,250	0.4
2,265,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,406,562	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,425,000	0.2
205,000	#	EnerSys, 5.000%, 04/30/23	198,850	0.0
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,028,125	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,479,200	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,940,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	$1,969,100	0.3
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,328,250	0.2
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	462,500	0.1
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,371,500	0.4
1,630,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,719,650	0.3
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	756,719	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,079,922	0.4
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,876,200	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,975,000	0.3
3,250,000		Reynolds Group Issuer, Inc., 7.875%-9.875%, 04/15/19-08/15/19	3,340,781	0.5
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,665,625	0.3
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	521,875	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,042,500	0.1
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	525,625	0.1
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	420,200	0.1
2,500,000	#	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,593,750	0.4
2,820,000		TransDigm, Inc., 6.000%-6.500%, 07/15/22-05/15/25	2,803,075	0.4
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,485,000	0.2
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,327,500	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
325,000	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	$149,500	0.0
6,970,000		Other Securities	6,919,344	1.1
			59,596,798	9.5
		Lodging & Casinos: 0.3%
2,108,736		Other Securities	2,105,442	0.3
		Retailers (Except Food & Drug): 0.4%
2,490,323		Party City Holdings Inc. 2015 Term Loan B, 4.250%, 08/19/22	2,473,981	0.4
		Steel: 0.2%
1,642,398		Other Securities	1,391,933	0.2
		Technology: 4.8%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,030,000	0.2
2,045,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,203,487	0.4
2,050,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,486,250	0.2
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	625,500	0.1
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	488,750	0.1
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,421,156	0.2
500,000	#	First Data Corp., 5.000%, 01/15/24	502,500	0.1
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,301,369	0.2
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,003,650	0.1
3,000,000	#	First Data Corp., 7.000%, 12/01/23	3,041,250	0.5
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	772,500	0.1
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,422,225	0.2
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	1,032,500	0.2
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,979,938	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
590,000	#	MSCI, Inc., 5.250%, 11/15/24	$611,387	0.1
625,000	#	MSCI, Inc., 5.750%, 08/15/25	660,938	0.1
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,763,000	0.3
440,000	#	Qorvo, Inc., 6.750%, 12/01/23	455,400	0.0
440,000	#	Qorvo, Inc., 7.000%, 12/01/25	462,000	0.1
345,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	369,150	0.1
8,200,000		Other Securities	7,482,765	1.2
			30,115,715	4.8
		Utilities: 1.8%
750,000	#	Calpine Corp., 6.000%, 01/15/22	793,594	0.1
2,950,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,856,084	0.5
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,402,500	0.2
4,330,000		NRG Energy, Inc., 6.250%-7.875%, 05/15/21-05/01/24	4,078,069	0.7
1,944,000		Other Securities	2,082,688	0.3
			11,212,935	1.8
		Total Corporate Bonds/Notes (Cost $612,842,039)	589,389,060	93.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: —%
195	Other Securities	—	—
	Total Common Stock (Cost $7,957)	—	—
	Total Long-Term Investments (Cost $612,849,996)	589,389,060	93.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 2.8%
2,000,000	Duke Energy, 0.520%, 05/02/16	$1,999,100	0.3
4,000,000	HP Inc., 0.390%, 04/25/16	3,998,936	0.7
4,000,000	Monsanto Company, 0.700%, 08/08/16	3,990,135	0.6
2,000,000	Potash Corp, 0.500%, 04/22/16	1,999,400	0.3
2,000,000	Thomson Reuters Corporation, 0.430%, 04/11/16	1,999,740	0.3
700,000	Thomson Reuters Corporation, 0.420%, 04/04/16	699,968	0.1
3,000,000	Virginia Electric & Power, 0.470%, 04/25/16	2,999,033	0.5
		17,686,312	2.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
15,771,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%†† (Cost $15,771,000)	15,771,000	2.5
	Total Short-Term Investments (Cost $33,447,678)	33,457,312	5.3
	Total Investments in Securities (Cost $646,297,674)	$622,846,372	98.8
	Assets in Excess of Other Liabilities	7,697,387	1.2
	Net Assets	$630,543,759	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

Cost for federal income tax purposes is $646,332,978.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$9,685,156
Gross Unrealized Depreciation	(33,171,762)
Net Unrealized Depreciation	$(23,486,606)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	589,389,060	—	589,389,060
Short-Term Investments	15,771,000	17,686,312	—	33,457,312
Total Investments, at fair value	$15,771,000	$607,075,372	$—	$622,846,372

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
1,490,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	$1,491,862	0.0
1,200,000	#,L	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,228,489	0.0
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,870,837	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,003,014	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,391,324	0.0
2,834,000	#	Glencore Funding LLC, 2.875%, 04/16/20	2,524,601	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,845,225	0.1
8,897,000		Other Securities(a)	8,892,722	0.3
			21,248,074	0.7
		Communications: 4.4%
800,000	#	Altice Financing SA, 6.625%, 02/15/23	806,000	0.0
21,406,000		AT&T, Inc., 2.800%-5.350%, 02/17/21-06/15/44	22,054,971	0.7
2,459,000	#	CCO Safari II LLC, 4.464%, 07/23/22	2,578,992	0.1
3,537,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,737,732	0.1
707,000	#	Digicel Ltd., 6.750%, 03/01/23	629,230	0.0
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,319,625	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,030,000	0.1
1,000,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	1,030,000	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	808,500	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,030,000	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,653,734	0.1
9,390,000		Time Warner Cable, Inc., 4.050%-5.875%, 12/15/23-12/15/43	9,834,063	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
3,601,000		Time Warner, Inc., 4.850%-6.500%, 11/15/36-07/15/45	$3,856,498	0.2
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,381,050	0.1
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,399,937	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	8,016,335	0.3
18,070,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-08/21/54	19,859,665	0.6
46,295,000		Other Securities(a)	46,206,094	1.5
			132,232,426	4.4
		Consumer, Cyclical: 1.5%
7,203,000		CVS Health Corp., 3.500%-5.125%, 07/20/22-07/20/45	8,194,632	0.3
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,468,554	0.1
6,176,000		Ford Motor Credit Co. LLC, 2.597%-8.125%, 11/04/19-08/04/25	6,513,520	0.2
3,170,000		General Motors Co., 6.600%, 04/01/36	3,498,837	0.1
7,061,000		General Motors Financial Co., Inc., 3.100%-4.300%, 01/15/19-07/13/25	7,162,153	0.2
1,445,000	#,L	Nemak SA de CV, 5.500%, 02/28/23	1,491,963	0.0
17,647,000		Other Securities	17,949,327	0.6
			46,278,986	1.5
		Consumer, Non-cyclical: 6.6%
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	13,228,950	0.4
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,506,583	0.2
2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	2,321,929	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,624,714	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
11,230,000		Coca-Cola Co., 0.875%-1.875%, 10/27/17-10/27/20	$11,344,797	0.4
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,158,406	0.0
10,520,000		Gilead Sciences, Inc., 2.550%-3.650%, 09/01/20-03/01/26	11,119,501	0.4
3,120,000	#	HJ Heinz Co., 2.800%, 07/02/20	3,199,884	0.1
5,430,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	5,795,173	0.2
2,030,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	2,084,329	0.0
2,290,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	2,395,333	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,144,000	0.0
10,565,000		Laboratory Corp. of America Holdings, 2.200%-3.200%, 08/23/17-02/01/22	10,663,880	0.3
11,538,000		Medtronic, Inc., 2.750%-4.375%, 03/15/22-03/15/35	12,351,834	0.4
1,690,000	#	Mylan NV, 3.750%, 12/15/20	1,735,181	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,060,000	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	792,500	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	736,575	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	835,000	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,771,820	0.1
104,481,000		Other Securities	108,013,378	3.6
			200,883,767	6.6
		Diversified: 0.1%
2,760,000		Other Securities	2,748,482	0.1
		Energy: 3.2%
2,120,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,109,398	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	$241,537	0.0
8,232,000	L	Shell International Finance BV, 2.250%-4.375%, 11/10/20-05/11/45	8,313,733	0.3
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,262,188	0.1
2,600,000	#,L	YPF SA, 8.875%, 12/19/18	2,710,500	0.1
83,687,000		Other Securities(a)	79,543,582	2.6
			96,180,938	3.2
		Financial: 11.0%
3,440,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	3,465,205	0.1
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,190,191	0.2
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	387,200	0.0
16,800,000		Bank of America Corp., 2.625%-4.750%, 10/19/ 20-04/21/45	17,202,585	0.6
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,345,639	0.1
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,711,471	0.1
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,105,396	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,243,125	0.1
13,369,000		Citigroup, Inc., 1.800%-5.500%, 02/05/18-09/29/27	13,858,490	0.5
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,998,059	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,997,511	0.1
3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,020,495	0.1
1,516,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	1,555,445	0.0
16,748,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	17,208,320	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	$1,911,050	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,191,549	0.1
2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,016,880	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,132,922	0.0
17,711,000		JPMorgan Chase & Co., 2.550%-6.125%, 10/29/ 20-12/29/49	18,222,800	0.6
4,202,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	4,277,254	0.1
4,195,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	4,199,757	0.1
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,907,144	0.1
13,430,000		Morgan Stanley, 2.125%-4.000%, 04/25/18-04/23/27	13,815,139	0.4
3,400,000	#	New York Life Global Funding, 1.550%, 11/02/18	3,409,578	0.1
1,345,000	#,L	Nordea Bank AB, 6.125%, 12/29/49	1,286,156	0.0
3,120,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	3,166,410	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,192,000	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,882,672	0.1
2,470,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	2,426,565	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	2,915,016	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,685,795	0.1
1,694,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	1,695,856	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,733,203	0.1
4,262,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	4,258,434	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
8,676,000		Visa, Inc., 2.800%, 12/14/22	$9,065,292	0.3
9,007,000		Visa, Inc., 3.150%-4.150%, 12/14/25-12/14/35	9,550,943	0.3
2,843,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,865,230	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,224,624	0.1
7,059,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	7,223,255	0.2
144,559,600		Other Securities	144,821,061	4.8
			334,365,717	11.0
		Industrial: 1.2%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,855,964	0.1
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,295,938	0.1
10,763,000		Lockheed Martin Corp., 2.500%-3.800%, 11/23/20-03/01/45	10,908,077	0.3
1,220,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,273,375	0.0
2,785,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	2,797,455	0.1
2,250,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	2,351,489	0.1
15,592,000		Other Securities	15,943,638	0.5
			37,425,936	1.2
		Technology: 3.0%
8,476,000		Apple, Inc., 1.550%, 02/07/20	8,517,981	0.3
9,299,000		Apple, Inc., 2.150%-4.650%, 02/09/22-02/23/46	9,723,560	0.3
2,911,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,931,345	0.1
2,184,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,222,368	0.1
1,140,000	#	HP Enterprise Co., 3.600%, 10/15/20	1,187,115	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,400,000	#	HP Enterprise Co., 4.400%, 10/15/22	$1,465,104	0.1
880,000	#	HP Enterprise Co., 4.900%, 10/15/25	908,144	0.0
7,531,000		Intel Corp., 2.450%- 3.700%, 07/29/20-07/29/25	8,017,790	0.3
9,562,000		International Business Machines Corp., 1.125%-2.875%, 02/06/18-11/09/22	9,726,511	0.3
7,910,000		Microsoft Corp., 2.000%, 11/03/20	8,112,860	0.3
9,317,000		Microsoft Corp., 1.300%-4.200%, 11/03/18-11/03/35	9,576,046	0.3
13,359,000		Oracle Corp., 2.950%-4.125%, 07/15/20-05/15/45	14,028,208	0.5
2,130,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	1,607,490	0.0
12,919,000		Other Securities	13,105,579	0.4
			91,130,101	3.0
		Utilities: 1.7%
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	695,421	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,432,270	0.1
7,108,000	#	Electricite de France SA, 2.350%, 10/13/20	7,187,986	0.2
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/ 21	908,793	0.0
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,386,683	0.2
36,734,000		Other Securities(a)	37,282,381	1.2
			51,893,534	1.7
		Total Corporate Bonds/Notes (Cost $1,000,240,050)	1,014,387,961	33.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.8%
5,789,258		Alternative Loan Trust 2005-10CB 1A1, 0.933%, 05/25/35	4,639,115	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,944,570		Alternative Loan Trust 2005-51 3A2A, 1.641%, 11/20/35	$4,185,744	0.1
1,811,146		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,643,482	0.1
3,390,449		Alternative Loan Trust 2005-J2, 0.833%, 04/25/35	2,692,248	0.1
1,277,724		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,074,361	0.0
342,942		Alternative Loan Trust 2006-18CB, 0.833%, 07/25/36	212,296	0.0
2,046,216		Alternative Loan Trust 2006-19CB, 1.033%, 08/25/36	1,401,038	0.1
2,059,810		Alternative Loan Trust 2007-21CB, 0.833%, 09/25/37	1,267,505	0.0
2,077,846		Alternative Loan Trust 2007-23CB, 0.933%, 09/25/37	1,285,126	0.0
4,727,373		Alternative Loan Trust 2007-2CB, 1.033%, 03/25/37	3,035,501	0.1
2,058,995		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,581,036	0.1
1,357,744	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	1,369,007	0.0
2,234,544	#	BAMLL Re-REMIC Trust 2014-FRR9, 3.163%, 12/26/46	2,219,551	0.1
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.883%, 09/27/44	2,384,071	0.1
4,615,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	4,587,373	0.2
2,130,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.543%, 06/10/49	2,103,552	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.808%, 02/10/51	2,884,965	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.808%, 02/10/51	$1,207,461	0.0
21,439,456 ^		Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.939%, 09/15/48	1,340,294	0.0
1,288,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.763%, 03/11/41	1,388,438	0.1
2,725	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.763%, 03/11/41	2,720	0.0
680,794		Banc of America Mortgage 2005-J Trust 2A4, 2.918%, 11/25/35	627,530	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	4,496,854	0.1
3,430,931		Bear Stearns Alternative-A Trust, 3.006%, 05/25/35	3,301,335	0.1
8,770,389		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.683%, 07/25/36	6,307,100	0.2
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.966%, 06/11/41	2,556,661	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	781,844	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	775,673	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	755,188	0.0
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	2,428,970	0.1
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.769%, 02/13/42	2,030,654	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.769%, 02/13/42	$3,656,365	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.142%, 10/12/42	2,051,165	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.728%, 04/12/38	1,015,741	0.0
2,370,424	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,499,828	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.733%, 07/25/25	1,437,003	0.0
1,280,000	#	CGBAM 2015-SMRT Commerical Mortgage Trust, 3.768%, 04/10/28	1,242,529	0.0
3,152,472		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	3,190,444	0.1
930,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	866,444	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.679%, 12/25/35	2,959,301	0.1
3,194		Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.785%, 08/25/35	3,120	0.0
1,510,437		Citigroup Mortgage Loan Trust, Inc., 2.932%, 09/25/37	1,367,455	0.1
3,703,050		Citigroup Mortgage Loan Trust, 5.336%, 11/25/36	3,176,929	0.1
6,227,209 ^		COMM 2012-CCRE1 XA Mortgage Trust, 2.075%, 05/15/45	518,947	0.0
14,636,439 ^		COMM 2012-CCRE5 XA Mortgage Trust, 1.827%, 12/10/45	1,097,607	0.1
8,223,413 ^		COMM 2013-LC6 XA Mortgage Trust, 1.733%, 01/10/46	539,505	0.0
111,258,052	#,^	COMM 2015-PC1 Mortgage Trust, 0.794%, 07/10/50	5,143,704	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.031%, 12/10/49	$3,750,391	0.1
25,587,934 ^		Commercial Mortgage Trust, 1.392%, 08/10/46	1,473,660	0.1
4,439,563 ^		Commercial Mortgage Trust, 1.751%, 08/15/45	369,295	0.0
27,260,000	#,^	Commercial Mortgage Trust, 0.594%, 10/15/45	1,007,031	0.0
994,293		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.933%, 11/25/35	613,076	0.0
4,680,060		Countrywide Home Loan Mortgage Pass-through Trust, 2.664%, 11/25/34	4,429,739	0.2
3,698,736		Countrywide Alternative Loan Trust, 0.553%-5.500%, 12/25/35-06/25/36	3,276,554	0.1
71,844	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	71,760	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	917,132	0.0
642,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	674,662	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.259%, 05/15/36	992,736	0.1
4,173,677	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,641,291	0.1
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.333%, 07/25/24	2,676,796	0.1
2,890,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.333%, 11/25/24	2,917,905	0.1
2,430,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.433%, 05/25/25	2,366,391	0.1
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.733%, 02/25/25	2,101,280	0.1
69,327,181 ^		Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	691,885	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,116,215 ^		Fannie Mae, 3.000%, 08/25/28	$352,744	0.0
739,416 ^		Fannie Mae, 3.000%, 05/25/43	100,806	0.0
9,617,108 ^		Fannie Mae, 5.517%, 10/25/39	1,223,556	0.0
10,525,000		Fannie Mae Connecticut Avenue Securities, 5.433%-6.435%, 11/25/24-09/25/28	10,647,921	0.3
1,274,305 ^		First Horizon Alternative Mortgage Securities, 6.267%, 12/25/36	391,447	0.0
25,000,000 ^		Freddie Mac Series K015 X3, 2.801%, 08/25/39	3,106,178	0.1
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.183%, 10/25/24	1,744,740	0.1
2,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.583%, 01/25/25	2,144,314	0.1
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.233%, 03/25/25	1,908,521	0.1
8,170,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.233%, 05/25/28	7,882,526	0.2
8,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 6.791%, 09/25/28	8,321,082	0.3
9,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.933%-5.983%, 02/25/24-07/25/28	8,893,318	0.3
229,576,255	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,058,897	0.0
8,392,248 ^		GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.312%, 11/10/45	774,999	0.0
46,698,510 ^		GS Mortgage Securities Corp. II, 1.510%, 11/10/46	2,894,542	0.1
10,783,068 ^		GS Mortgage Securities Corp. II, 2.509%, 05/10/45	902,163	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,710,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	$2,491,075	0.1
3,400,000	#	GS Mortgage Securities Trust 2010-C2, 5.185%, 12/10/43	3,467,681	0.1
883,931	#	Jefferies Resecuritization Trust 2009-R6, 2.759%, 03/26/36	861,051	0.0
645,205		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	521,358	0.0
1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,753,314	0.1
5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,333,868	0.2
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	348,465	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.585%, 05/15/41	649,086	0.0
42,459,585 ^		JP Morgan Chase Commercial Mortgage Securities Corp., 0.591%, 01/15/46	655,134	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.458%, 07/15/46	2,468,489	0.1
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	2,459,424	0.1
1,093,642	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.430%, 10/15/37	1,097,197	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.368%, 06/12/41	1,289,360	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	$746,988	0.0
1,369,099	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,412,849	0.1
39,157,387 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.703%, 06/15/45	2,476,016	0.1
3,002,911		JP Morgan Mortgage Trust 2005-A4 B1, 2.528%, 07/25/35	2,737,509	0.1
2,829,764		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,284,460	0.1
1,681,791 ^		JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.203%, 10/15/48	112,973	0.0
3,370,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	3,297,684	0.1
17,961,858	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	88,539	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.192%, 02/15/40	1,563,729	0.1
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,777,511	0.1
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,131,357	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	1,928,703	0.1
6,095,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	6,079,154	0.2
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.876%, 06/15/38	718,067	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.876%, 06/15/38	$2,083,412	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.019%, 09/15/39	835,407	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.019%, 09/15/39	820,759	0.0
3,490,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.115%, 07/15/40	3,520,516	0.1
211,069		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	222,962	0.0
64,394,585	#,^	LB-UBS Commercial Mortgage Trust, 0.669%, 11/15/38	130,360	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.093%, 10/15/36	1,129,689	0.0
1,960,000	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	1,983,177	0.1
1,986,626	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	2,007,396	0.1
2,427,543		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	2,261,152	0.1
2,326,797		Lehman XS Trust Series 2005-5N 1A2, 0.793%, 11/25/35	1,756,745	0.1
4,674,515		Lehman XS Trust Series 2006-14N 2A, 0.633%, 09/25/46	3,729,564	0.1
1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.689%, 08/15/45	1,533,787	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	2,697,224	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.440%, 09/15/47	3,229,328	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.440%, 09/15/47	1,334,497	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	$250,664	0.0
525,594	#	Morgan Stanley Dean Witter Capital I, 7.497%, 07/15/33	578,178	0.0
895,153	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	893,799	0.0
2,690,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,486,187	0.1
515,729	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.283%, 08/25/29	516,243	0.0
7,473,384	#,^	UBS-Barclays Commercial Mortgage Trust, 1.664%, 05/10/63	436,360	0.0
1,062,323		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.568%, 01/15/45	1,061,128	0.1
6,850,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.896%, 05/15/43	6,836,653	0.2
2,180,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	2,178,739	0.1
6,840,000		Wachovia Bank Commercial Mortgage Trust Series, 5.896%, 05/15/43	6,835,232	0.2
3,465,739		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.758%, 10/20/35	3,121,182	0.1
991,997		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	919,294	0.0
766,285		WaMu Mortgage Pass Through Certificates, 1.868%, 10/25/36	644,078	0.0
72,297,448		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.419%, 08/25/45	3,426,046	0.1
875,925		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.454%, 10/25/36	760,259	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,984,175	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.193%, 11/25/36	$1,722,228	0.1
5,112,389	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.238%, 12/25/36	4,337,708	0.1
3,060,295	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.754%, 12/25/36	2,680,740	0.1
2,211,344	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.238%, 12/25/36	1,876,259	0.1
1,436,173	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.262%, 08/25/36	1,273,356	0.0
3,342,260	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	2,858,308	0.1
4,203,159	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.350%, 12/25/36	3,645,140	0.1
953,442	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.348%, 03/25/37	756,588	0.0
2,658,043	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.025%, 04/25/37	2,252,699	0.1
1,225,364	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.663%, 01/25/47	912,049	0.0
3,186,388	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.333%, 11/25/35	2,232,492	0.1
2,914,204	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,572,558	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,177,467		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	$2,060,596	0.1
2,812,232		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.341%, 06/25/46	1,934,399	0.1
3,640,567		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.311%, 08/25/46	2,326,573	0.1
2,538,585		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.753%, 01/25/47	1,905,829	0.1
2,437,929		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.863%, 06/25/37	1,747,294	0.1
2,647,691		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,394,604	0.1
1,402,759		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.803%, 07/25/37	1,196,424	0.0
1,227,097		Wells Fargo Mortgage Backed Securities Trust, 3.401%, 04/25/36	1,125,594	0.0
5,261,677	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.519%, 06/15/45	363,952	0.0
27,409,502	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.407%, 03/15/48	1,747,274	0.1
21,710,000 ^		Wells Fargo Commercial Mortgage Trust 2016-C33, 1.985%, 03/15/59	2,618,487	0.1
22,748,234		Other Securities	19,005,847	0.6
		Total Collateralized Mortgage Obligations (Cost $359,499,368)	357,170,174	11.8
FOREIGN GOVERNMENT BONDS: 1.4%
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	321,125	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	$301,500	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	320,250	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	223,750	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	201,260	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	242,467	0.0
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	604,311	0.0
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	502,500	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,033,250	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	531,750	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	614,475	0.0
2,500,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	2,712,500	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	610,500	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	144,875	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	650,869	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	908,299	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	229,500	0.0
33,209,864		Other Securities(a)	33,042,749	1.1
		Total Foreign Government Bonds (Cost $44,575,676)	43,195,930	1.4

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 7.4%
		Automobile Asset-Backed Securities: 1.0%
820,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	$819,782	0.0
3,240,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	3,277,027	0.1
970,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	995,073	0.0
3,480,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,547,763	0.1
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,318,959	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	5,116,840	0.2
1,940,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,969,931	0.1
10,630,000		Other Securities	10,664,678	0.4
			28,710,053	1.0
		Home Equity Asset-Backed Securities: 0.5%
9,682,140		Freddie Mac Structured Pass-Through Securities, 0.683%, 05/25/31	9,581,501	0.3
6,741,103		Other Securities	5,646,376	0.2
			15,227,877	0.5
		Other Asset-Backed Securities: 5.9%
2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.370%, 05/08/20	1,765,894	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/45	961,571	0.0
1,119,642	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	–	–
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	1,062,988	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	1,220,698	0.1
7,076,333	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	—	—
3,500,000	#	Apidos Cinco CDO Ltd., 2.868%, 05/14/20	3,435,677	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
5,150,000	#	ARES XI CLO Ltd. 2007-11A C, 1.867%, 10/11/21	$4,866,544	0.2
4,160,000	#	ARES XII CLO Ltd., 2.629%, 11/25/20	4,063,846	0.1
1,000,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	988,126	0.0
3,250,000	#	Atrium V, 1.308%, 07/20/20	3,133,182	0.1
650,000	#	Atrium V, 4.318%, 07/20/20	649,388	0.0
743,976	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	733,746	0.0
3,750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.332%, 03/17/ 21	3,602,989	0.1
3,163,188	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.879%, 10/23/21	3,103,160	0.1
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.962%, 08/01/21	1,449,614	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 1.032%, 08/01/21	1,188,884	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 2.232%, 08/01/21	1,398,802	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 2.235%, 03/01/21	3,142,585	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.635%, 03/01/21	2,044,422	0.1
2,556,456	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	2,519,247	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 1.298%, 12/19/18	1,927,680	0.1
2,000,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.872%, 10/15/ 21	1,958,948	0.1
6,000,000	#	Cornerstone CLO Ltd., 3.022%, 07/15/21	5,756,988	0.2
2,388,810	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,374,596	0.1
2,750,897	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	2,730,011	0.1
1,500,000	#	Flagship CLO V, 1.323%, 09/20/19	1,449,451	0.1
2,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.123%, 12/20/20	2,657,476	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
146,777	#	Fraser Sullivan CLO II Ltd., 1.023%, 12/20/20	$146,245	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.343%, 12/20/20	1,478,589	0.0
3,250,000	#	Fraser Sullivan CLO II Ltd., 2.123%, 12/20/20	3,148,850	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.020%, 04/19/21	1,403,781	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.866%, 05/01/22	2,003,021	0.1
1,500,000	#	GoldenTree Loan Opportunities V Ltd., 3.870%, 10/18/21	1,478,581	0.0
1,162,580	#	GSC Group CDO Fund VIII Ltd, 1.370%, 04/17/21	1,157,955	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.521%, 10/28/19	1,727,000	0.0
3,100,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 4.071%, 10/28/19	3,099,963	0.1
2,075,000	#	Gulf Stream - Compass CLO, 2.621%, 10/28/19	2,055,426	0.1
2,000,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 3.039%, 06/17/21	1,929,778	0.1
650,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.315%, 11/26/20	638,238	0.0
3,768,673	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,740,408	0.1
3,930,695	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,897,087	0.2
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.588%, 06/17/32	2,352,635	0.1
1,500,000	#	Kingsland III Ltd., 1.275%, 08/24/21	1,415,229	0.0
2,110,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	2,109,897	0.1
2,450,000	#	KKR Financial CLO 2007-1 Ltd., 2.868%, 05/15/21	2,394,218	0.1
1,212,457	#	Latitude CLO II Corp., 1.434%, 12/15/18	1,194,411	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,750,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.380%, 03/25/20	$2,749,964	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,612,100	0.1
2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.069%, 10/25/20	1,934,882	0.1
1,495,350	#	Madison Park Funding IV Ltd., 4.224%, 03/22/21	1,362,162	0.0
1,500,000	#	Madison Park Funding Ltd., 2.430%, 03/25/20	1,454,075	0.0
1,500,000	#	Madison Park Funding Ltd., 3.869%, 07/26/21	1,438,337	0.0
3,250,000	#	Madison Park Funding Ltd., 5.869%, 07/26/21	3,160,345	0.1
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 4.135%, 02/26/21	1,141,921	0.0
2,213,739	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	2,177,766	0.1
2,226,883	#	Marketplace Loan Trust Series 2015-AV2, 4.000%, 10/15/21	2,190,697	0.1
1,000,000	#	Momentum Capital Fund Ltd, 7.620%, 09/18/21	999,926	0.0
4,450,000	#	Momentum Capital Fund Ltd., 2.020%, 09/18/21	4,384,803	0.1
4,500,000	#	MSIM Peconic Bay Ltd., 2.624%, 07/20/19	4,473,837	0.1
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.619%, 03/25/20	5,316,580	0.2
2,000,000	#	Muir Grove CLO Ltd., 3.619%, 03/25/20	1,977,700	0.0
2,750,000	#	Oak Hill Credit Partners V Ltd., 5.620%, 04/16/21	2,752,032	0.1
1,500,000	#	Ocean Trails CLO I, 1.371%, 10/12/20	1,420,593	0.0
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,774,108	0.1
4,000,000	#	Progress Residential 2015-SFR3 Trust, 4.327%, 11/12/32	4,008,404	0.2
2,780,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	2,766,100	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,850,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.934%, 06/15/20	$1,800,500	0.1
2,000,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.174%, 04/20/21	1,904,352	0.1
3,125,384	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	3,082,952	0.1
3,620,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	3,584,883	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.935%, 06/11/21	1,683,364	0.1
2,000,000	#	Symphony CLO VII Ltd. 2011-7A F, 6.021%, 07/28/21	1,996,076	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 2.317%, 10/11/21	1,961,928	0.1
2,500,000	#	Telos CLO 2006-1A E Ltd., 4.867%, 10/11/21	2,496,773	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.822%, 04/15/22	536,942	0.0
2,100,000	#	Trade MAPS 1 Ltd., 2.692%, 12/10/18	2,083,561	0.1
8,712,163		Other Securities	7,923,696	0.3
			178,709,184	5.9
		Total Asset-Backed Securities (Cost $225,103,027)	222,647,114	7.4
U.S. TREASURY OBLIGATIONS: 20.5%
		U.S. Treasury Bonds: 8.0%
98,718,000	L	1.625%, due 02/15/26	97,337,528	3.2
134,193,000		3.000%, due 11/15/45	144,928,440	4.8
			242,265,968	8.0
		U.S. Treasury Notes: 12.5%
105,048,000		0.875%, due 03/31/18	105,357,787	3.5
30,939,000		1.000%, due 03/15/19	31,067,118	1.0
136,827,000		1.250%, due 03/31/21	137,035,388	4.5
106,329,000		1.500%, due 02/28/23	106,071,471	3.5
962,000		1.000%-1.750%, due 12/31/17-01/31/23	973,858	0.0
			380,505,622	12.5
		Total U.S. Treasury Obligations (Cost $619,766,603)	622,771,590	20.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.2%
		Federal Home Loan Mortgage Corporation: 12.3%#
25,791,000	W	2.500%, due 05/01/28	$26,430,291	0.9
8,844,000	W	3.000%, due 11/15/26	9,229,543	0.3
14,783,996 ^		3.000%, due 02/15/33	1,912,761	0.1
6,381,269		3.000%, due 04/15/33	6,516,411	0.2
8,042,000	W	3.000%, due 05/01/43	8,217,604	0.3
8,600,380		3.000%, due 04/01/45	8,822,997	0.3
8,683,706		3.000%, due 04/01/45	8,901,221	0.3
20,595,022		3.000%, due 09/01/45	21,110,897	0.7
29,726,000	W	3.500%, due 08/15/41	31,062,562	1.0
19,942,000		3.500%, due 03/01/46	20,897,416	0.7
1,214,723 ^ ^		4.000%, due 01/15/36	1,186,915	0.0
7,396,827 ^		4.000%, due 04/15/43	1,312,560	0.0
6,092,208		4.000%, due 06/01/45	6,516,326	0.2
10,176,274		4.000%, due 09/01/45	10,884,713	0.4
7,407,086		4.000%, due 09/01/45	7,916,162	0.3
24,037,145		4.000%, due 09/01/45	25,692,061	0.9
7,214,713		4.000%, due 09/01/45	7,709,203	0.3
17,747,472		4.000%, due 10/01/45	18,969,363	0.6
25,000,000		4.500%, due 05/15/38	26,976,925	0.9
5,309,882 ^		4.500%, due 12/15/40	757,332	0.0
4,100,902 ^		4.500%, due 08/15/43	691,933	0.0
706,372 ^		5.204%, due 03/15/33	785,314	0.0
6,856,146 ^		5.564%, due 05/15/36	606,624	0.0
4,205,369 ^		5.564%, due 08/15/42	787,390	0.0
3,153,711 ^		5.614%, due 07/15/40	476,431	0.0
19,255,370 ^		5.614%, due 01/15/41	3,216,290	0.1
14,369,959 ^		5.664%, due 09/15/44	2,644,971	0.1
277,310 ^		6.000%, due 04/15/33	63,307	0.0
6,722,565 ^		6.014%, due 08/15/36	1,358,052	0.1
4,083,636 ^		6.049%, due 06/15/36	683,243	0.0
3,182,522 ^		6.114%, due 05/15/41	690,227	0.0
5,539,823 ^		6.164%, due 09/15/34	585,968	0.0
1,858,004 ^		6.264%, due 10/15/34	202,101	0.0
13,966,134 ^		6.294%, due 10/15/35	2,742,235	0.1
97,406,284		2.500%-7.000%, due 12/15/17-09/01/45	105,870,209	3.5
			372,427,558	12.3
		Federal National Mortgage Association: 17.7%#
14,197,000	W	2.500%, due 11/25/26	14,548,598	0.5
7,219,936		2.500%, due 06/01/30	7,423,218	0.3
30,945,000	W	3.000%, due 05/01/43	31,679,942	1.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
17,566,940		3.000%, due 04/01/45	$18,048,674	0.6
2,369,298 ^		3.500%, due 06/25/42	336,121	0.0
9,322,098 ^		3.500%, due 06/25/42	1,171,657	0.0
10,399,980		3.500%, due 10/01/42	10,932,500	0.4
197,010,000	W	3.500%, due 04/01/44	206,575,765	6.8
202,367 ^		4.000%, due 11/01/18	7,502	0.0
4,569,323 ^		4.000%, due 04/25/41	502,163	0.0
31,174,552		4.000%, due 05/01/45	33,410,768	1.1
6,362,959		4.000%, due 08/01/45	6,806,378	0.2
9,128,000	W	4.500%, due 04/25/39	9,933,831	0.3
7,361,698		5.000%, due 04/25/35	8,218,498	0.3
8,007,440		5.000%, due 07/01/39	8,937,179	0.3
53,436,318 ^		5.500%, due 03/25/45	10,712,731	0.4
24,331,892		5.577%, due 02/25/49	26,868,450	0.9
17,623,250 ^		5.637%, due 11/25/40	2,648,995	0.1
5,723,379 ^		5.717%, due 11/25/39	960,455	0.0
15,064,543 ^		5.717%, due 11/25/42	3,272,435	0.1
5,305,735 ^		5.767%, due 10/25/32	1,061,766	0.0
17,644,998 ^		5.767%, due 06/25/33	3,691,554	0.1
14,477,988 ^		5.767%, due 10/25/42	3,175,958	0.1
12,793,011 ^		5.767%, due 02/25/43	2,346,990	0.1
6,045,332 ^		5.767%, due 08/25/43	1,197,292	0.0
16,756,416 ^		5.817%, due 02/25/33	3,512,502	0.1
8,817,678 ^		5.967%, due 10/25/37	1,810,810	0.1
14,268,983 ^		5.967%, due 05/25/40	2,537,203	0.1
497,619 ^		6.000%, due 08/25/33	111,541	0.0
4,084,017 ^		6.017%, due 05/25/40	686,689	0.0
6,012,980 ^		6.117%, due 04/25/39	1,174,080	0.0
6,197,442 ^		6.117%, due 09/25/40	1,140,717	0.0
15,777,660 ^		6.167%, due 04/25/31	2,354,364	0.1
4,832,636 ^		6.167%, due 10/25/41	859,609	0.0
12,710,583 ^		6.187%, due 06/25/40	2,011,972	0.1
555,881 ^		6.267%, due 08/25/26	80,085	0.0
3,809,026 ^		6.267%, due 07/25/42	773,554	0.0
2,003,968 ^		6.307%, due 01/25/37	446,265	0.0
7,132,724 ^		6.317%, due 10/25/35	1,384,331	0.1
3,705,080 ^		7.217%, due 07/25/33	828,639	0.0
526,011 ^		7.244%, due 02/17/29	85,945	0.0
96,803,273		0.567%-31.285%, due 08/01/16-11/01/45	104,278,442	3.4
			538,546,168	17.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 6.2%
9,867,383		3.000%, due 11/20/45	$10,237,953	0.4
16,192,195		3.000%, due 01/20/46	16,800,293	0.6
91,962,000	W	3.500%, due 12/20/41	97,199,524	3.2
6,691,466		4.000%, due 10/20/45	7,165,989	0.3
5,928,321 ^		4.500%, due 01/16/29	729,405	0.0
2,603,239 ^		4.500%, due 09/20/41	411,053	0.0
10,347,903 ^		4.909%, due 05/16/41	1,704,563	0.1
1,844,845 ^		5.000%, due 04/20/40	694,992	0.0
19,575,453 ^		5.159%, due 04/16/44	3,190,513	0.1
12,267,556 ^		5.168%, due 12/20/44	2,021,404	0.1
4,221,918 ^		5.418%, due 06/20/40	634,607	0.0
18,307,091 ^		5.500%, due 11/20/43	3,877,028	0.1
21,949,258 ^		5.618%, due 07/20/39	3,659,018	0.1
25,798,774 ^		5.659%, due 05/16/40	3,996,349	0.1
16,368,881 ^		5.759%, due 12/16/39	2,237,655	0.1
1,274,688 ^		5.768%, due 06/20/38	116,011	0.0
2,613,856 ^		5.768%, due 04/20/39	475,675	0.0
9,009,535 ^		5.868%, due 05/20/39	869,613	0.0
1,868,146 ^		5.968%, due 04/20/38	324,463	0.0
976,204 ^		6.059%, due 05/16/38	183,200	0.0
2,561,411 ^		6.118%, due 01/20/38	505,726	0.0
12,331,080 ^		6.188%, due 08/20/40	2,828,568	0.1
5,175,794 ^		6.209%, due 09/16/40	1,048,396	0.0
23,854,369 ^		6.268%, due 07/20/37	5,344,636	0.2
1,643,163 ^		6.329%, due 02/16/35	335,442	0.0
44,290 ^		7.809%, due 06/16/31	3,020	0.0
18,672,310		4.000%-5.500%, due 05/16/39-10/20/60	20,329,940	0.7
			186,925,036	6.2
		Total U.S. Government Agency Obligations (Cost $1,079,239,690)	1,097,898,762	36.2
		Total Long-Term Investments (Cost $3,328,424,414)	3,358,071,531	110.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 2.9%
21,262,472	Bank of Nova Scotia, Repurchase Agreement dated 03/31/16, 0.32%, due 04/01/16 (Repurchase Amount $21,262,658, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-4.500%, Market Value plus accrued interest $21,687,916, due 04/15/17-03/01/46)	$21,262,472	0.7
7,682,709	Cantor Fitzgerald, Repurchase Agreement dated 03/31/16, 0.35%, due 04/01/16 (Repurchase Amount $7,682,783, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,836,363, due 04/25/16-01/20/66)	7,682,709	0.2
21,262,472	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $21,262,664, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $21,687,721, due 04/01/16-02/20/61)	21,262,472	0.7
21,262,472	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/16, 0.35%, due 04/01/16 (Repurchase Amount $21,262,676, collateralized by various U.S. Government Securities, 0.875%-3.625%, Market Value plus accrued interest $21,687,723, due 08/15/17-02/15/44)	21,262,472	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
12,382,420	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 03/31/16, 0.32%, due 04/01/16 (Repurchase Amount $12,382,529, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.875%-6.000%, Market Value plus accrued interest $12,630,085, due 03/31/18-08/01/48)	$12,382,420	0.4
5,671,438	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/16, 0.38%, due 04/01/16 (Repurchase Amount $5,671,497, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,796,333, due 04/15/18-01/15/29)	5,671,438	0.2
		89,523,983	2.9
Shares		Value	Percentage of Net Assets
	Repurchase Agreement: 0.0%
409,000	Deutsche Bank Repurchase Agreement dated 3/31/16, 0.300%, due 4/01/16, $409,003 to be received upon repurchase (Collateralized by $409,800, NOTE, 1.500%, Market Value plus accrued interest $417,228 due 5/31/2020) (Cost $409,000)	409,000	0.0
	Mutual Funds: 3.7%
110,908,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%†† (Cost $110,908,000)	110,908,000	3.7
	Total Short-Term Investments (Cost $200,840,983)	200,840,983	6.6

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $3,529,265,397)	$3,558,912,514	117.3
Liabilities in Excess of Other Assets	(524,836,234)	(17.3)
Net Assets	$3,034,076,280	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2016. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at March 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $3,530,894,097.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,511,834
Gross Unrealized Depreciation	(27,493,417)
Net Unrealized Appreciation	$28,018,417

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$1,014,387,961	$—	$1,014,387,961
Collateralized Mortgage Obligations	—	355,733,171	1,437,003	357,170,174
Short-Term Investments	110,908,000	89,932,983	—	200,840,983
U.S. Treasury Obligations	—	622,771,590	—	622,771,590
Foreign Government Bonds	—	43,195,930	—	43,195,930
U.S. Government Agency Obligations	—	1,097,898,762	—	1,097,898,762
Asset-Backed Securities	—	219,881,014	2,766,100	222,647,114
Total Investments, at fair value	$110,908,000	$3,443,801,411	$4,203,103	$3,558,912,514
Other Financial Instruments+
Centrally Cleared Swaps	—	9,438,358	—	9,438,358
Futures	192,605	—	—	192,605
Total Assets	$111,100,605	$3,453,239,769	$4,203,103	$3,568,543,477
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(16,173,056)	$—	$(16,173,056)
Futures	(811,688)	—	—	(811,688)
Total Liabilities	$(811,688)	$(16,173,056)	$—	$(16,984,744)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2016, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	426	05/18/16	$7,508,250	$(24,727)
U.S. Treasury 10-Year Note	484	06/21/16	63,109,065	(347,791)
U.S. Treasury 2-Year Note	195	06/30/16	42,656,250	(27,909)
U.S. Treasury Ultra Long Bond	252	06/21/16	43,477,875	(367,625)
			$156,751,440	$(768,052)
Short Contracts
U.S. Treasury 5-Year Note	(661)	06/30/16	(80,089,443)	(43,636)
U.S. Treasury Long Bond	(126)	06/21/16	(20,719,125)	192,605
			$(100,808,568)	$148,969

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

At March 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.372% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/30	USD	38,344,000	$2,344,741	$2,344,741
Receive a fixed rate equal to 2.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/35	USD	31,365,000	2,433,421	2,433,421
Receive a fixed rate equal to 2.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/40	USD	24,606,000	2,350,717	2,350,717
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.619%	Chicago Mercantile Exchange	10/13/45	USD	45,865,000	(4,865,283)	(4,865,283)
Receive a fixed rate equal to 1.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/18	USD	42,311,000	132,763	132,763
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.036%	Chicago Mercantile Exchange	10/13/18	USD	42,083,000	(132,577)	(132,577)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	162,439,000	(3,690,777)	(3,690,777)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/13/20	USD	151,804,000	2,176,716	2,176,716
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD	296,078,000	(6,105,893)	(6,105,893)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.780%	Chicago Mercantile Exchange	10/13/22	USD	45,684,000	(1,201,002)	(1,201,002)
Receive a fixed rate equal to 2.126% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/10/26	USD	97,984,000	(177,524)	(177,524)
					$(6,734,698)	$(6,734,698)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$192,605
Interest rate contracts	Net Assets — Unrealized appreciation**	9,438,358
Total Asset Derivatives		$9,630,963
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$24,727
Interest rate contracts	Net Assets — Unrealized depreciation*	786,961
Interest rate contracts	Net Assets — Unrealized depreciation**	16,173,056
Total Liability Derivatives		$16,984,744

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(3,200,862)	$—	$(3,200,862)
Foreign exchange contracts	—	(3,322,886)	—	—	—	(3,322,886)
Equity contracts	—	—	1,500,390	—	—	1,500,390
Interest rate contracts	(5,845,594)	—	(966,966)	(2,505,336)	5,407,862	(3,910,034)
Total	$(5,845,594)	$(3,322,886)	$533,424	$(5,706,198)	$5,407,862	$(8,933,392)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$71,247	$—	$—	$—	$71,247
Equity contracts	—	—	(24,727)	—	—	(24,727)
Interest rate contracts	(5,001,217)	—	1,048,246	(4,416,116)	—	(8,369,087)
Total	$(5,001,217)	$71,247	$1,023,519	$(4,416,116)	$—	$(8,322,567)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 55.7%
		Basic Materials: 1.4%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$585,821	0.5
160,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	158,928	0.1
580,000		Monsanto Co., 1.150%, 06/30/17	579,076	0.4
518,000		Other Securities	531,190	0.4
			1,855,015	1.4
		Communications: 3.3%
837,000		AT&T, Inc., 1.400%-1.750%, 12/01/17-01/15/18	838,942	0.6
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	530,000	0.4
2,913,000		Other Securities	2,988,433	2.3
			4,357,375	3.3
		Consumer, Cyclical: 4.9%
679,000		American Honda Finance Corp., 1.200%-2.250%, 07/14/17-08/15/19	691,066	0.5
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	375,599	0.3
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	433,385	0.4
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	561,828	0.4
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	300,565	0.2
794,000		Southwest Airlines Co., 2.650%-2.750%, 11/06/19-11/05/20	813,520	0.6
3,240,000		Other Securities	3,279,554	2.5
			6,455,517	4.9
		Consumer, Non-cyclical: 12.4%
600,000	L	Abbott Laboratories, 2.000%, 03/15/20	609,077	0.5
650,000		Altria Group, Inc., 2.625%, 01/14/20	672,677	0.5
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	302,589	0.2
270,000	#	Baxalta, Inc., 2.000%, 06/22/18	268,006	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	$335,020	0.3
520,000	#	HJ Heinz Co., 2.000%, 07/02/18	525,170	0.4
550,000		Sanofi, 1.250%, 04/10/18	553,120	0.4
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	531,875	0.4
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,810	0.3
11,949,000		Other Securities(a)	12,103,759	9.2
			16,261,103	12.4
		Energy: 3.8%
621,000		Chevron Corp., 1.365%-1.790%, 03/02/18-11/16/18	625,458	0.5
4,330,000		Other Securities(a)	4,341,331	3.3
			4,966,789	3.8
		Financial: 23.8%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	637,750	0.5
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	211,539	0.2
260,000		Bank of America Corp., 1.950%, 05/12/18	260,467	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,119,549	0.8
675,000		Bank of Montreal, 1.300%-1.800%, 07/14/17-07/31/18	676,640	0.5
295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	293,524	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,978	0.3
900,000		BB&T Corp., 1.600%, 08/15/17	901,470	0.7
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	500,875	0.4
200,000		Citigroup, Inc., 1.850%, 11/24/17	200,549	0.2
533,000		Citigroup, Inc., 2.050%, 12/07/18	535,673	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
648,000		Commonwealth Bank of Australia/New York NY, 1.125%-1.400%, 03/13/17-09/08/17	$648,449	0.5
630,000		Compass Bank, 1.850%, 09/29/17	631,111	0.5
806,000		Credit Suisse/New York NY, 1.375%-1.700%, 05/26/17-04/27/18	803,431	0.6
650,000		Discover Bank/Greenwood DE, 2.000%-2.600%, 02/21/18-11/13/18	648,180	0.5
223,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	228,802	0.2
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	649,601	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	432,171	0.3
350,000	#	ING Bank NV, 2.050%, 08/17/18	351,849	0.3
300,000	#,L	ING Bank NV, 2.700%, 08/17/20	306,552	0.2
957,000		JPMorgan Chase & Co., 1.625%-1.700%, 03/01/18-05/15/18	959,999	0.7
750,000		Lloyds Bank PLC, 1.750%-2.000%, 05/14/18-08/17/18	750,715	0.6
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	747,443	0.6
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	576,930	0.4
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	496,215	0.4
674,000		MetLife, Inc., 1.756%-1.903%, 12/15/17	678,087	0.5
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	292,985	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	288,450	0.2
353,000		Morgan Stanley, 1.875%-2.200%, 01/05/18-12/07/18	354,446	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
150,000	#	New York Life Global Funding, 1.550%, 11/02/18	$150,423	0.1
580,000		PNC Bank NA, 2.400%, 10/18/19	592,405	0.5
550,000		PNC Funding Corp., 5.625%, 02/01/17	569,002	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	601,816	0.4
350,000		Royal Bank of Canada, 1.800%, 07/30/18	351,900	0.3
363,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 2.375%, 11/05/19	364,053	0.3
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	677,216	0.5
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	601,431	0.5
590,000		Visa, Inc., 1.200%, 12/14/17	593,675	0.4
286,000	#	WEA Finance LLC/ Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	285,038	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	424,636	0.3
644,000		Wells Fargo & Co., 2.100%, 05/08/17	651,485	0.5
9,816,000		Other Securities	9,877,904	7.5
			31,264,414	23.8
		Industrial: 2.5%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	503,125	0.4
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	371,798	0.3
2,365,000		Other Securities	2,407,566	1.8
			3,282,489	2.5
		Technology: 2.3%
137,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	137,957	0.1
102,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	103,792	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
850,000		Microsoft Corp., 1.300%, 11/03/18	$858,737	0.7
550,000		Oracle Corp., 1.200%, 10/15/17	553,201	0.4
1,377,000		Other Securities	1,383,161	1.0
			3,036,848	2.3
		Utilities: 1.3%
1,770,000		Other Securities	1,772,615	1.3
		Total Corporate Bonds/Notes (Cost $72,839,904)	73,252,165	55.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.9%
228,448	#	Americold LLC Trust, 1.938%, 01/14/29	229,713	0.2
126,751	#	BAMLL Re-REMIC Trust 2014-FRR9, 3.163%, 12/26/46	125,900	0.1
251,238	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.664%, 02/24/51	255,271	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	477,126	0.4
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.119%, 11/15/44	444,021	0.3
190,000		CD 2007-CD5 Mortgage Trust, 6.119%, 11/15/44	195,676	0.2
14,976		Citigroup Commercial Mortgage Trust 2006-C4, 6.085%, 03/15/49	14,955	0.0
636,236		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.705%, 12/10/49	650,907	0.5
640,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	644,425	0.5
540,000		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	536,691	0.4
338,432		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	346,518	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
75,161		COMM 2006-C7 A4 Mortgage Trust A4, 5.845%, 06/10/46	$75,082	0.0
620,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	628,958	0.5
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 5.982%, 06/10/36	250,002	0.2
453,396		Commercial Mortgage Trust, 5.289%, 12/11/49	464,188	0.3
500,679	#	Countrywide Commercial Mortgage Trust 2007-MF1 A, 6.072%, 11/12/43	506,995	0.4
500,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1, 5.415%, 02/25/21	497,820	0.4
10,565	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	10,553	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	624,953	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	339,353	0.3
520,000	#	DBRR 2011-C32 Trust, 5.703%, 06/17/49	533,223	0.4
980,000	#	FREMF 2012-K501 Mortgage Trust, 3.361%, 11/25/46	982,662	0.7
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003- CIBC6, 5.379%, 07/12/37	246,930	0.2
13,940		JP Morgan Chase Commercial Mortgage Securities Trust 2005- LDP5, 5.529%, 12/15/44	13,924	0.0
94,928		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	94,873	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.686%, 04/15/27	370,629	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
150,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	$141,850	0.1
568,234		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%-5.935%, 04/15/45-01/15/49	571,406	0.4
153,186		LB-UBS Commercial Mortgage Trust 2006-C4, 5.856%, 06/15/38	153,167	0.1
267,647		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	271,461	0.2
70,500		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	71,093	0.0
338,663	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	342,204	0.3
79,209		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	80,331	0.1
46,631	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	46,561	0.0
266,864	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.794%, 08/15/45	273,006	0.2
174,584	#	Morgan Stanley Reremic Trust, 5.794%, 08/12/45	178,753	0.1
522,707	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	531,948	0.4
48,287		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.568%, 01/15/45	48,233	0.0
920,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	915,510	0.7
69,947		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	70,981	0.0
592,303		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	597,620	0.5
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
317,089		Wells Fargo Mortgage-Backed Securities Trust, 2.854%, 02/25/34	$318,756	0.2
1,510,962		Other Securities	1,517,248	1.2
		Total Collateralized Mortgage Obligations (Cost $16,041,145)	15,691,476	11.9
U.S. TREASURY OBLIGATIONS: 9.2%
		U.S. Treasury Notes: 9.2%
5,029,000		0.875%, due 03/31/18	5,043,831	3.8
1,230,000		1.000%, due 03/15/19	1,235,093	1.0
20,000		1.250%, due 03/31/21	20,030	0.0
5,686,000		1.625%, due 07/31/20	5,801,051	4.4
		Total U.S. Treasury Obligations (Cost $12,013,290)	12,100,005	9.2
ASSET-BACKED SECURITIES: 13.8%
		Automobile Asset-Backed Securities: 3.2%
370,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	370,640	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	350,720	0.3
250,000		CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	251,963	0.2
550,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	553,742	0.4
180,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,133	0.1
2,461,151		Other Securities	2,465,403	1.9
			4,172,601	3.2
		Credit Card Asset-Backed Securities: 1.9%
940,000		Discover Card Execution Note Trust, 0.866%- 2.120%, 03/15/21-01/18/22	947,947	0.7
1,470,000		Other Securities	1,483,034	1.2
			2,430,981	1.9
		Home Equity Asset-Backed Securities: 0.1%
122,611		Other Securities	124,079	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 8.6%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.791%, 09/17/31	$415,572	0.3
500,000	#	Apidos Cinco CDO Ltd., 2.868%, 05/14/20	490,811	0.4
300,000	#	ARES XI CLO Ltd. 2007-11A C, 1.867%, 10/11/21	283,488	0.2
325,000	#	ARES XII CLO Ltd., 2.629%, 11/25/20	317,488	0.2
250,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	247,031	0.2
250,000	#	Atrium V, 4.318%, 07/20/20	249,765	0.2
400,000	#	CIFC Funding 2006-II Ltd., 2.235%, 03/01/21	392,823	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.635%, 03/01/21	118,862	0.1
241,175	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	237,665	0.2
500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.123%, 12/20/20	483,177	0.4
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.868%, 08/18/22	292,965	0.2
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.870%, 10/18/21	492,860	0.4
82,915	#	GSAMP Trust 2005-SEA2, 0.783%, 01/25/45	81,553	0.0
500,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 4.071%, 10/28/19	499,994	0.4
500,000	#	Gulf Stream - Compass CLO, 2.621%, 10/28/19	495,283	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 3.039%, 06/17/21	482,445	0.3
250,000	#	Kingsland III Ltd., 1.275%, 08/24/21	235,872	0.2
500,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	499,975	0.4
500,000	#	KKR Financial CLO 2007-1 Ltd., 2.868%, 05/15/21	488,616	0.4
1,000,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.380%, 03/25/20	999,987	0.7
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
500,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.069%, 10/25/20	$483,721	0.4
250,000	#	Madison Park Funding Ltd., 5.869%, 07/26/21	243,103	0.2
334,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.874%, 07/20/19	328,579	0.3
330,000	#	MSIM Peconic Bay Ltd., 2.624%, 07/20/19	328,081	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.619%, 03/25/20	483,326	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.619%, 03/25/20	988,850	0.7
500,000	#	Oak Hill Credit Partners V Ltd., 5.620%, 04/16/21	500,370	0.4
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.934%, 06/15/20	194,649	0.1
10,339		Other Securities	10,337	0.0
			11,367,248	8.6
		Total Asset-Backed Securities (Cost $18,185,762)	18,094,909	13.8
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.3%
		Federal Home Loan Mortgage Corporation: 2.5%##
754,431		5.000%, due 07/15/39	817,799	0.6
581,916		5.500%, due 11/01/38	657,580	0.5
479,751		5.500%, due 02/01/39	538,100	0.4
768,137		6.000%, due 12/15/28	876,597	0.7
394,511		5.500%, due 01/01/37- 10/01/38	444,195	0.3
			3,334,271	2.5
		Federal National Mortgage Association: 2.6%##
528,244		5.000%, due 01/01/23	567,735	0.5
900,000		5.000%, due 07/25/24	952,294	0.7
1,778,181		3.000%-5.000%, due 07/01/34-10/25/50	1,858,687	1.4
			3,378,716	2.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 2.2%
646,969	1.075%, due 11/20/65	$644,808	0.5
620,582	2.500%, due 12/20/39	641,743	0.5
373,427	4.397%, due 05/16/51	408,804	0.3
1,081,420	7.108%, due 04/20/39	1,252,551	0.9
		2,947,906	2.2
	Total U.S. Government Agency Obligations (Cost $9,519,990)	9,660,893	7.3
	Total Long-Term Investments (Cost $128,600,091)	128,799,448	97.9
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 1.2%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 11.500%, Market Value plus accrued interest $1,020,000, due 04/01/16-02/20/61)	1,000,000	0.8
577,428	Daiwa Capital Markets, Repurchase Agreement dated 03/31/16, 0.36%, due 04/01/16 (Repurchase Amount $577,434, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $588,976, due 05/31/16-09/09/49)	577,428	0.4
		1,577,428	1.2
Shares		Value	Percentage of Net Assets
	U.S. Treasury Notes: 0.2%
290,000	United States Treasury Note (Cost $289,673)	289,751	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
1,456,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%†† (Cost $1,456,000)	$1,456,000	1.1
	Total Short-Term Investments (Cost $3,323,101)	3,323,179	2.5
	Total Investments in Securities (Cost $131,923,192)	$132,122,627	100.4
	Liabilities in Excess of Other Assets	(558,529)	(0.4)
	Net Assets	$131,564,098	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at March 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $131,923,460.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$790,236
Gross Unrealized Depreciation	(591,069)
Net Unrealized Appreciation	$199,167

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$73,252,165	$—	$73,252,165
Collateralized Mortgage Obligations	—	15,691,476	—	15,691,476
Short-Term Investments	1,456,000	1,867,179	—	3,323,179
U.S. Treasury Obligations	—	12,100,005	—	12,100,005
U.S. Government Agency Obligations	—	9,660,893	—	9,660,893
Asset-Backed Securities	—	18,094,909	—	18,094,909
Total Investments, at fair value	$1,456,000	$130,666,627	$—	$132,122,627
Other Financial Instruments+
Futures	4,627	—	—	4,627
Total Assets	$1,460,627	$130,666,627	$—	$132,127,254
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(277,368)	$—	$(277,368)
Futures	(12,480)	—	—	(12,480)
Total Liabilities	$(12,480)	$(277,368)	$—	$(289,848)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2016, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	7	05/18/16	$123,375	$(393)
U.S. Treasury 2-Year Note	141	06/30/16	30,843,750	(12,087)
U.S. Treasury 5-Year Note	94	06/30/16	11,389,422	1,704
U.S. Treasury Long Bond	1	06/21/16	164,438	154
U.S. Treasury Ultra Long Bond	1	06/21/16	172,531	91
			$42,693,516	$(10,531)
Short Contracts
U.S. Treasury 10-Year Note	(36)	06/21/16	(4,694,063)	2,678
			$(4,694,063)	$2,678

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2016 (continued)

At March 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Short Term Bond Fund:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.493%	Chicago Mercantile Exchange	07/31/20	USD 8,186,000	$(132,374)	$(132,374)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.559%	Chicago Mercantile Exchange	11/05/20	USD 7,785,000	(144,994)	(144,994)
				$(277,368)	$(277,368)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$4,627
Total Asset Derivatives		$4,627
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$393
Interest rate contracts	Net Assets — Unrealized depreciation*	12,087
Interest rate contracts	Net Assets — Unrealized depreciation**	277,368
Total Liability Derivatives		$289,848

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Equity contracts	$—	$21,074	$—	$21,074
Interest rate contracts	(79,562)	152,827	(79,943)	(6,678)
Total	$(79,562)	$173,901	$(79,943)	$14,396

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Equity contracts	$—	$(393)	$—	$(393)
Interest rate contracts	79,562	16,061	(277,368)	(181,745)
Total	$79,562	$15,668	$(277,368)	$(182,138)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.9%
		Basic Materials: 0.1%
150,000		Other Securities	$145,702	0.1
		Communications: 2.2%
290,000		AT&T, Inc., 3.400%, 05/15/25	291,275	0.3
278,000		CBS Corp., 4.000%, 01/15/26	291,078	0.3
150,000	#	CCOH Safari LLC, 5.750%, 02/15/26	155,625	0.1
273,000	#	CCO Safari II LLC, 4.464%, 07/23/22	286,322	0.2
200,000	#	Numericable Group SA, 6.250%, 05/15/24	194,900	0.2
150,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	157,828	0.1
150,000	#	Univision Communications, Inc., 5.125%, 02/15/25	148,500	0.1
249,000		Verizon Communications, Inc., 5.150%, 09/15/23	287,953	0.2
859,000		Other Securities	866,900	0.7
			2,680,381	2.2
		Consumer, Cyclical: 1.3%
269,000		CVS Health Corp., 3.875%, 07/20/25	290,968	0.3
150,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	159,656	0.1
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	151,125	0.1
150,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	157,500	0.1
800,000		Other Securities(a)	819,806	0.7
			1,579,055	1.3
		Consumer, Non-cyclical: 2.3%
150,000	#,L	Albertsons Holdings LLC/ Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	162,937	0.1
280,000		Celgene Corp., 3.250%, 08/15/22	289,594	0.3
275,000	#	HJ Heinz Co., 2.800%, 07/02/20	282,041	0.2
150,000	#,L	Post Holdings, Inc., 8.000%, 07/15/25	168,375	0.1
263,000		Reynolds American, Inc., 4.450%, 06/12/25	290,025	0.3
150,000	#,L	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	118,125	0.1
1,455,000		Other Securities(a)	1,482,884	1.2
			2,793,981	2.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Diversified: 0.2%
150,000	#,L	Argos Merger Sub, Inc., 7.125%, 03/15/23	$159,375	0.2
		Energy: 0.1%
150,000		Other Securities	150,750	0.1
		Financial: 4.6%
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	141,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/20	329,768	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	405,857	0.3
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	293,677	0.3
280,000		Citigroup, Inc., 2.650%, 10/26/20	283,062	0.2
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	147,188	0.1
403,000	#	GE Capital International Funding Co., 3.373%, 11/15/25	430,772	0.4
461,000		JPMorgan Chase & Co., 4.250%-6.125%, 10/01/27- 12/29/49	477,520	0.4
402,000		Lloyds Banking Group PLC, 4.500%, 11/04/24	404,750	0.3
268,000		Morgan Stanley, 4.000%, 07/23/25	280,899	0.2
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	200,954	0.2
89,000		Wells Fargo & Co., 5.900%, 12/29/49	90,307	0.1
1,995,000		Other Securities	2,047,194	1.7
			5,532,948	4.6
		Industrial: 0.7%
208,625	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	202,366	0.2
150,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	159,375	0.1
150,000	#	Multi-Color Corp., 6.125%, 12/01/22	153,000	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	157,688	0.1
200,000		Other Securities	212,135	0.2
			884,564	0.7
		Technology: 0.3%
150,000	#	First Data Corp., 7.000%, 12/01/23	152,063	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
150,000		Other Securities	$155,250	0.2
			307,313	0.3
		Utilities: 0.1%
150,000		Other Securities	140,203	0.1
		Total Corporate Bonds/Notes (Cost $14,100,855)	14,374,272	11.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 37.0%
971,501		Adjustable Rate Mortgage Trust 2006-2, 3.137%, 05/25/36	901,402	0.7
282,696		Alternative Loan Trust 2005-10CB 1A1, 0.933%, 05/25/35	226,533	0.2
1,127,778		Alternative Loan Trust 2005-10CB, 0.883%, 05/25/35	901,098	0.7
1,160,375		Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	1,123,070	0.9
410,352		Alternative Loan Trust 2005-51 3A2A, 1.641%, 11/20/35	347,376	0.3
125,267		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	113,670	0.1
591,901		Alternative Loan Trust 2005-J2, 0.833%, 04/25/35	470,010	0.4
62,328		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	52,408	0.0
1,371,766		Alternative Loan Trust 2006-18CB, 0.833%, 07/25/36	849,182	0.7
325,084		Alternative Loan Trust 2006-19CB A12, 0.833%, 08/25/36	217,492	0.2
1,376,659		Alternative Loan Trust 2006-19CB, 1.033%, 08/25/36	942,594	0.8
331,695		Alternative Loan Trust 2007-2CB, 1.033%, 03/25/37	212,985	0.2
723,762		Alternative Loan Trust 2007-HY8C, 0.593%, 09/25/47	572,545	0.5
348,140	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	351,028	0.3
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	14,910	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.808%, 02/10/51	$1,015,267	0.9
25,215		Banc of America Mortgage 2005-J Trust 2A4, 2.918%, 11/25/35	23,242	0.0
258,446	#	Banc of America Re-REMIC Trust 2010-UBER5, 5.650%, 02/17/51	261,140	0.2
1,221,398		Bear Stearns Alternative-A Trust, 2.811%, 11/25/36	834,765	0.7
25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.885%, 06/11/50	24,369	0.0
399,288		Bear Stearns Structured Products, Inc., 2.776%, 01/26/36	305,856	0.3
692,687		Bear Stearns Alternative-A Trust, 2.792%-2.946%, 09/25/35-11/25/36	539,982	0.4
70,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.733%, 07/25/25	67,966	0.1
1,000,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	931,660	0.8
366,729		Citigroup Mortgage Loan Trust 2006-AR2, 2.912%, 03/25/36	334,258	0.3
268,604		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 2.744%, 08/25/35	248,243	0.2
189,608		Citigroup Mortgage Loan Trust, 5.336%, 11/25/36	162,669	0.1
7,885,552	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.191%, 10/05/30	387,315	0.3
5,070,727 ^		COMM 2012-CCRE1 XA Mortgage Trust, 2.075%, 05/15/45	422,571	0.4
2,342,051 ^		COMM 2013-LC6 XA Mortgage Trust, 1.733%, 01/10/46	153,653	0.1
7,927,695 ^		COMM 2014-CCRE21 Mortgage Trust, 1.011%, 12/10/47	478,849	0.4
6,938,050 ^		COMM 2014-LC15 XA Mortgage Trust, 1.387%, 04/10/47	468,280	0.4
10,217,576	#,^	COMM 2015-PC1 Mortgage Trust, 0.794%, 07/10/50	472,381	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
48,220		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.933%, 11/25/35	$29,732	0.0
1,059,629		Countrywide Alternative Loan Trust, 0.553%, 06/25/36	917,287	0.8
195,479		Countrywide Home Loan Mortgage Pass-through Trust, 2.664%, 11/25/34	185,023	0.1
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,501	0.0
1,167,910		Deutsche ALT-A Securities, Inc. ALT, 0.733%, 04/25/37	596,242	0.5
303,847	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.270%, 06/27/37	301,157	0.2
60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.333%, 07/25/24	55,003	0.0
190,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.333%, 11/25/24	191,834	0.2
130,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.433%, 05/25/25	126,597	0.1
120,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.733%, 02/25/25	120,073	0.1
375,000		Fannie Mae Connecticut Avenue Securities, 5.433%, 11/25/24	382,292	0.3
1,564,923		Freddie Mac Series 3049 PI, 5.500%, 10/15/35	290,000	0.2
100,000 ^		Freddie Mac Series K015 X3, 2.801%, 08/25/39	12,425	0.0
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.183%, 10/25/24	100,852	0.1
260,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.583%, 01/25/25	261,747	0.2
110,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.233%, 03/25/25	104,969	0.1
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.033%, 04/25/24	113,433	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.133%, 03/25/28	$480,877	0.4
767,050	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,538	0.0
552,313	#	GE Capital Commercial Mortgage Corp. 2004-C3 H, 5.385%, 07/10/39	551,867	0.5
833,895		JP Morgan Alternative Loan Trust, 0.703%, 03/25/36	805,620	0.7
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	20,044	0.0
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.368%, 06/12/41	9,768	0.0
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 5.321%, 07/15/46	527,335	0.4
7,327,767 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.703%, 06/15/45	463,352	0.4
858,807		JP Morgan Chase Commercial Mortgage Securities Trust, 5.129%, 10/15/42	856,174	0.7
158,171		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	127,691	0.1
508,694		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	455,929	0.4
1,058,175		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	889,997	0.7
200,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	189,133	0.2
994,637		LB-UBS Commercial Mortgage Trust 2000-C5, 7.800%, 12/15/32	976,880	0.8
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	969,129	0.8
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	760,913	0.7

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	$964,352	0.8
10,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	9,974	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	977,309	0.8
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.876%, 06/15/38	9,969	0.0
400,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR13, 6.019%, 09/15/39	403,666	0.4
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.019%, 09/15/39	272,256	0.2
1,000,000		LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	998,904	0.8
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.115%, 07/15/40	10,087	0.0
14,514	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	14,666	0.0
11,646		LB-UBS Commercial Mortgage Trust, 4.954%-5.206%, 08/15/36-07/15/40	11,795	0.0
122,397		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	114,007	0.1
114,807		Lehman XS Trust Series 2005-5N 1A2, 0.793%, 11/25/35	86,680	0.1
234,219		Lehman XS Trust Series 2006-14N 2A, 0.633%, 09/25/46	186,872	0.1
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.440%, 09/15/47	282,174	0.2
90,000	#	Morgan Stanley Capital I Trust 2011-C3 E, 5.178%, 07/15/49	88,242	0.1
1,811,342		Morgan Stanley Mortgage Loan Trust 2006-9AR, 0.583%, 08/25/36	893,590	0.7
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	$998,317	0.8
10,000	Wachovia Bank Commercial Mortgage Trust Series, 5.946%, 02/15/51	9,471	0.0
382,781	WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	354,728	0.3
43,179	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.454%, 10/25/36	37,478	0.0
1,072,527	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.193%, 11/25/36	930,934	0.8
294,428	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 2.193%, 11/25/36	255,558	0.2
136,087	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.754%, 12/25/36	119,209	0.1
47,477	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.262%, 08/25/36	42,094	0.0
165,875	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	141,857	0.1
258,473	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.350%, 12/25/36	224,158	0.2
26,003	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.025%, 04/25/37	22,037	0.0
142,307	WaMu Mortgage Pass-Through Certificates, 2.237%, 07/25/37	114,970	0.1
1,375,940	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.333%, 11/25/35	964,031	0.8

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
258,443		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	$228,144	0.2
364,057		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.311%, 08/25/46	232,657	0.2
1,650,158		Washington Mutual Mortgage Pass-Through Certificates, 1.033%, 07/25/36	857,673	0.7
479,559		WaMu Mortgage Pass Through Certificates, 1.868%-2.432%, 09/25/36-10/25/36	419,235	0.4
120,392		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.863%, 06/25/37	86,286	0.1
1,936,919		Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.736%, 09/25/36	1,823,619	1.5
1,318,097		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.735%, 10/25/36	1,248,455	1.0
77,464		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.830%, 03/25/36	73,390	0.1
226,290		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.771%, 05/25/36	214,679	0.2
240,497		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 2.771%, 05/25/36	228,158	0.2
1,149,864		Wells Fargo Mortgage Backed Securities 2007-3 Trust, 0.733%, 04/25/37	913,765	0.7
291,878		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.771%, 12/28/37	262,665	0.2
6,656,582	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.519%, 06/15/45	460,439	0.4
6,383,293	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.407%, 03/15/48	406,916	0.3
529,229	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.357%, 04/15/45	43,829	0.1
4,185,868	#,^	WFRBS Commercial Mortgage Trust 2012-C9, 2.157%, 11/15/45	374,840	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,329,473		Other Securities	$1,126,404	0.9
		Total Collateralized Mortgage Obligations (Cost $44,998,450)	44,856,722	37.0
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bonds: 0.0%
32,000		Other Securities	34,560	0.0
		U.S. Treasury Notes: 0.1%
49,000		Other Securities	48,921	0.1
		Total U.S. Treasury Obligations (Cost $82,954)	83,481	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%
		Agency Collat CMO: 0.1%
462,145 ^		6.067%-6.617%, due 08/25/34-09/25/34	96,813	0.1
		Agency Collat PAC CMO: 0.1%
157,450 ^ ^		0.000%, due 05/15/36	136,720	0.1
		Federal Home Loan Mortgage Corporation: 1.4%##
8,227,142 ^		4.364%-60.766%, due 05/15/30-07/15/41	1,728,900	1.4
		Federal National Mortgage Association: 0.6%##
50,791,007 ^		0.050%-8.067%, due 08/25/30-06/25/42	686,800	0.6
		Government National Mortgage Association: 1.4%
26,932,437 ^		0.200%-6.168%, due 07/20/34-08/20/44	1,699,998	1.4
		Total U.S. Government Agency Obligations (Cost $4,049,999)	4,349,231	3.6
ASSET-BACKED SECURITIES: 10.3%
		Home Equity Asset-Backed Securities: 0.5%
823,389		GSAA Home Equity Trust 2006-3, 0.733%, 03/25/36	550,645	0.5
		Other Asset-Backed Securities: 9.8%
140,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	138,307	0.1
750,000	#	ARES XI CLO Ltd. 2007-11A D, 3.617%, 10/11/21	703,351	0.6
500,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	494,063	0.4
1,000,000	#	Carlyle High Yield Partners IX Ltd., 2.232%, 08/01/21	932,535	0.8
500,000	#	CIFC Funding 2007-I Ltd., 2.121%, 05/10/21	474,542	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
675,290	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	$665,461	0.5
500,000	#	Cornerstone CLO Ltd. 2007-1A B, 1.572%, 07/15/21	480,672	0.4
1,855,752		CSAB Mortgage-Backed Trust 2007-1, 5.858%, 05/25/37	915,155	0.7
750,000	#	Dryden XI-Leveraged Loan CDO 2006, 2.221%, 04/12/20	714,781	0.6
1,303,131		FBR Securitization Trust, 1.116%, 10/25/35	1,115,074	0.9
500,000	#	Goldman Sachs Asset Management CLO PLC, 3.366%, 08/01/22	491,359	0.4
500,000	#	Greens Creek Funding Ltd., 2.870%, 04/18/21	484,306	0.4
500,000	#	Halcyon Loan Investors CLO I, Inc. 2006-1A D, 4.118%, 11/20/20	469,672	0.4
500,000	#	Halcyon Loan Investors CLO II, Inc. 2007-2A C, 2.019%, 04/24/21	469,156	0.4
100,000	#	Invitation Homes Trust 2014-SFR2 E, 3.588%, 06/17/32	94,105	0.1
500,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	499,976	0.4
500,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.874%, 07/20/19	491,885	0.4
235,583	#	OHA Park Avenue CLO I Ltd., 1.952%, 03/14/22	212,181	0.2
400,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	377,411	0.3
500,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.174%, 04/20/21	476,088	0.4
750,000	#	Telos CLO 2007-2A D Ltd., 2.822%, 04/15/22	732,194	0.6
500,000	#	WG Horizons CLO I 2006-1A C, 2.336%, 05/24/19	482,267	0.4
			11,914,541	9.8
		Total Asset-Backed Securities (Cost $12,824,163)	12,465,186	10.3
LOANS: 25.1%
		Automotive: 1.0%
1,244,965		Other Securities	1,234,918	1.0
		Basic Materials: 0.2%
248,747		Other Securities	246,804	0.2
Principal Amount†		Value	Percentage of Net Assets
LOANS: (continued)
	Beverage & Tobacco: 0.2%
231,271	Other Securities	$231,849	0.2
	Building & Development: 0.8%
945,056	Other Securities	937,866	0.8
	Business Equipment & Services: 1.3%
1,495,577	Other Securities	1,488,271	1.3
	Cable & Satellite Television: 0.8%
997,473	Other Securities	981,824	0.8
	Chemicals: 0.4%
500,000	Other Securities	485,833	0.4
	Chemicals & Plastics: 0.8%
992,258	Other Securities	973,931	0.8
	Clothing/Textiles: 0.2%
248,741	Other Securities	247,704	0.2
	Commercial Services: 0.2%
250,000	Other Securities	250,625	0.2
	Consumer, Non-cyclical: 0.2%
248,731	Other Securities	246,658	0.2
	Containers & Glass Products: 1.0%
1,227,852	Other Securities	1,217,816	1.0
	Cosmetics/Personal Care: 0.2%
250,000	Other Securities	250,208	0.2
	Cosmetics/Toiletries: 0.2%
250,000	Other Securities	249,688	0.2
	Diversified Financial Services: 0.4%
498,738	Other Securities	489,016	0.4
	Drugs: 0.2%
201,039	Other Securities	200,787	0.2
	Ecological Services & Equipment: 0.2%
250,000	Other Securities	248,125	0.2
	Electric: 0.2%
250,000	Other Securities	248,985	0.2
	Electronics/Electrical: 1.8%
2,205,028	Other Securities	2,159,946	1.8
	Entertainment: 0.2%
219,012	Other Securities	220,380	0.2
	Food Products: 1.2%
1,483,482	Other Securities	1,463,755	1.2
	Food Service: 0.2%
250,000	Other Securities	251,354	0.2
	Food/Drug Retailers: 0.4%
499,357	Other Securities	493,545	0.4
	Health Care: 2.0%
2,482,769	Other Securities	2,444,232	2.0
	Healthcare-Services: 0.6%
749,375	Other Securities	748,670	0.6
	Holding Companies-Divers: 0.2%
249,375	Other Securities	246,258	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
LOANS: (continued)
	Home Furnishings: 0.2%
250,000	Other Securities	$250,137	0.2
	Industrial: 0.2%
248,747	Other Securities	245,223	0.2
	Industrial Equipment: 1.0%
1,220,533	Other Securities	1,200,857	1.0
	Insurance: 1.2%
1,493,256	Other Securities	1,474,658	1.2
	Leisure Good/Activities/Movies: 0.6%
747,481	Other Securities	671,073	0.6
	Lodging & Casinos: 1.0%
1,179,622	Other Securities	1,158,220	1.0
	Media: 0.2%
250,000	Other Securities	250,703	0.2
	Oil & Gas: 0.2%
250,000	Other Securities	235,000	0.2
	Pharmaceuticals: 0.2%
250,000	Other Securities	251,979	0.2
	Publishing: 0.2%
250,000	Other Securities	247,813	0.2
	Radio & Television: 0.4%
248,680	Univision Communications Inc. - Term Loan C4, 03/01/20	246,548	0.2
250,000	Other Securities	249,938	0.2
		496,486	0.4
	Real Estate: 0.2%
249,373	Other Securities	247,295	0.2
	Retail: 0.4%
500,000	Other Securities	500,078	0.4
	Retailers (Except Food & Drug): 1.6%
1,992,606	Other Securities	1,935,776	1.6
	Semiconductors: 0.4%
481,618	Other Securities	482,058	0.4
	Software: 0.2%
250,000	Other Securities	247,969	0.2
	Steel: 0.2%
250,000	Other Securities	251,406	0.2
	Surface Transport: 0.2%
226,806	Other Securities	220,001	0.2
	Telecommunications: 1.4%
248,747	Asurion LLC - New Term Loan B1, 05/24/19	245,846	0.2
247,189	Asurion LLC - Term Loan B4, 08/04/22	242,348	0.2
1,247,475	Other Securities	1,240,537	1.0
		1,728,731	1.4
Principal Amount†		Value	Percentage of Net Assets
LOANS: (continued)
	Telecommunications (continued)
	Total Loans (Cost $30,292,397)	$30,354,511	25.1
	Total Long-Term Investments (Cost $106,348,818)	106,483,403	88.0
SHORT-TERM INVESTMENTS: 12.7%
	Securities Lending Collateralcc: 1.1%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 04/01/16- 02/20/61)	1,000,000	0.8
337,623	Daiwa Capital Markets, Repurchase Agreement dated 03/31/16, 0.36%, due 04/01/16 (Repurchase Amount $337,626, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $344,376, due 05/31/16-09/09/49)	337,623	0.3
		1,337,623	1.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 11.6%
13,289,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%††	13,289,000	11.0
787,732	Goldman Sachs Financial Square Money Market Fund- Institutional Class, 0.440%††	787,732	0.6
	Total Mutual Funds (Cost $14,076,732)	14,076,732	11.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $15,414,355)	$15,414,355	12.7
Total Investments in Securities (Cost $121,763,173)	$121,897,758	100.7
Liabilities in Excess of Other Assets	(857,276)	(0.7)
Net Assets	$121,040,482	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2016. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of March 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal

Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
&
Payment-in-kind

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at March 31, 2016.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $121,807,900.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,148,675
Gross Unrealized Depreciation	(1,058,817)
Net Unrealized Appreciation	$89,858

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$14,374,272	$—	$14,374,272
Collateralized Mortgage Obligations	—	44,788,756	67,966	44,856,722
Short-Term Investments	14,076,732	1,337,623	—	15,414,355
U.S. Treasury Obligations	—	83,481	—	83,481
U.S. Government Agency Obligations	—	4,349,231	—	4,349,231
Loans	—	30,354,511	—	30,354,511
Asset-Backed Securities	—	12,465,186	—	12,465,186
Total Investments, at fair value	$14,076,732	$107,753,060	$67,966	$121,897,758
Other Financial Instruments+
Centrally Cleared Swaps	—	82,677	—	82,677
Futures	92,010	—	—	92,010
Total Assets	$14,168,742	$107,835,737	$67,966	$122,072,445
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(207,590)	$—	$(207,590)
Futures	(13,178)	—	—	(13,178)
Total Liabilities	$(13,178)	$(207,590)	$—	$(220,768)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

To Come
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended March 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 3/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 3/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$151,075	$484,791	$(638,849)	$2,983	$—	$3,590	$(20,419)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	149,658	479,914	(632,362)	2,790	—	$3,918	(13,114)	—
Voya Floating Rate Fund - Class P	1,835,117	9,819,117	(11,672,646)	18,412	—	$75,982	(358,657)	—
Voya High Yield Bond Fund - Class P	1,210,939	3,820,481	(5,054,634)	23,214	—	$35,020	(186,299)	—
Voya Investment Grade Credit Fund - Class P	257,707	2,580,073	(2,832,481)	(5,299)	—	$17,397	(22,146)	—
Voya Securitized Credit Fund - Class P	936,476	7,306,799	(8,226,721)	(16,554)	—	$67,951	(90,907)	46,887
	$4,540,972	$24,491,175	$(29,057,693)	$25,546	$—	$203,858	$(691,542)	$46,887

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At March 31, 2016, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CBOE Volatility Index	51	05/18/16	$898,875	$(2,966)
U.S. Treasury Ultra 10-Year Note	8	06/21/16	1,126,000	17,980
U.S. Treasury Ultra Long Bond	7	06/21/16	1,207,719	(10,212)
			$3,232,594	$4,802
Short Contracts
U.S. Treasury 10-Year Note	(89)	06/21/16	(11,604,766)	50,286
U.S. Treasury 2-Year Note	(48)	06/30/16	(10,500,000)	7,380
U.S. Treasury 5-Year Note	(39)	06/30/16	(4,725,399)	7,192
U.S. Treasury Long Bond	(6)	06/21/16	(986,625)	9,172
			$(27,816,790)	$74,030

At March 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.603%	Chicago Mercantile Exchange	11/05/20	USD	9,061,000	$(186,861)	$(186,861)
Receive a fixed rate equal to 2.026% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/22	USD	258,000	10,844	10,844
Receive a fixed rate equal to 1.923% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/22	USD	575,000	(20,729)	(20,729)
Receive a fixed rate equal to 2.246% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/25	USD	49,000	2,761	2,761
Receive a fixed rate equal to 2.238% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/09/26	USD	20,892,000	69,072	69,072
					$(124,913)	$(124,913)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$92,010
Interest rate contracts	Net Assets — Unrealized appreciation**	82,677
Total Asset Derivatives		$174,687
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$2,966
Interest rate contracts	Net Assets — Unrealized depreciation*	10,212
Interest rate contracts	Net Assets — Unrealized depreciation**	207,590
Total Liability Derivatives		$220,768

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$—	$(42,773)	$—	$—	$(42,773)
Equity contracts	—	—	90,320	—	90,320
Interest rate contracts	27,500	—	(689,416)	(31,556)	(693,472)
Total	$27,500	$(42,773)	$(599,096)	$(31,556)	$(645,925)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$(2,340)	$—	$—	$(2,340)
Equity contracts	—	(2,966)	—	(2,966)
Interest rate contracts	—	82,035	(124,906)	(42,871)
Total	$(2,340)	$79,069	$(124,906)	$(48,177)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.1675
Class B	NII	$0.1020
Class C	NII	$0.1033
Class I	NII	$0.1924
Class W	NII	$0.1893
All Classes	ROC	$0.0905
Voya High Yield Bond Fund
Class A	NII	$0.4089
Class B	NII	$0.3502
Class C	NII	$0.3490
Class I	NII	$0.4381
Class P	NII	$0.4860
Class R	NII	$0.3911
Class W	NII	$0.4309
Voya Intermediate Bond Fund
Class A	NII	$0.2501
Class B	NII	$0.1714
Class C	NII	$0.1754
Class I	NII	$0.2832
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class O	NII	$0.2504
Class R	NII	$0.2261
Class R6	NII	$0.2842
Class W	NII	$0.2758
Voya Short Term Bond Fund
Class A	NII	$0.1567
Class C	NII	$0.0804
Class I	NII	$0.1838
Class R	NII	$0.1297
Class R6	NII	$0.1870
Class W	NII	$0.1792
Voya Strategic Income Opportunities Fund
Class A	NII	$0.0553
Class C	NII	$0.0137
Class I	NII	$0.0808
Class R	NII	$0.0564
Class R6(1)	NII	$0.0809
Class W	NII	$0.0770

NII – Net investment income
ROC – Return of capital
(1)
Commenced operations on October 23, 2015.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	99.89%
Voya Intermediate Bond Fund	86.28%
Voya Short Term Bond Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007 - Present	Retired.	150	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 - Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 - Present	Retired.	150	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	150	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	October 2000 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	October 2000 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0316-052416)

Annual Report

March 31, 2016

Voya Floating Rate Fund

Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio of Investments	21
Tax Information	32
Trustee and Officer Information	33

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

The Fed Guides Down

Dear Shareholder,

As expected, the U.S. Federal Reserve Board (“Fed”) left the federal funds interest rate unchanged at the March meeting of the Federal Open Market Committee (“FOMC”). The FOMC took the step, however, of ratcheting down guidance for only two interest rate hikes in 2016 rather than the four hikes telegraphed earlier. This should be positive for stocks and, given increased global liquidity, also for commodities and emerging markets by extension, though significant risks persist.

The change of guidance is likely a good move, as Fed policy may have been too reactive, chasing the economic data and market developments lower. Rather than retreating every quarter, the Fed is articulating a view that economic activity is expanding at a “moderate” pace and expecting to see labor markets “continue to strengthen.”

The move also aligns Fed policy a little more with the central banks of China, Europe and Japan, which are still focused on accelerating their economies. The global economy and financial markets appear to be responding positively to these efforts, the latter faster than the former. After a turbulent start to the year, however, it’s still an open question whether fundamentals such as corporate earnings growth can reestablish themselves without continued central bank support.

How do these thoughts fit into the context of your own investment portfolio? Volatility waxes and wanes in direct proportion to the degree of uncertainty in the markets — in uncertain times it’s especially important to vet decisions that potentially could impact your long-term potential for investment success. Resist the temptation to avoid losses by making short-term changes to your investments, a tactic highly likely to compromise your long-term goals. Before taking any action, thoroughly discuss with your financial advisor any changes of your circumstances and any possible responses.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 18, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2016

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken when China announced a 2% devaluation of the yuan, losing 8.36% for the fiscal half-year. A strong recovery in October stalled in November and unraveled in December. Concerns intensified into February before a dramatic rally left the Index down 4.56% for the fiscal year. (The Index returned –3.45% for the one year ended March 31, 2016, measured in U.S. dollars.)

U.S. economic data blew hot and cold. Employment showed the most consistent strength. By the end of March, 228,000 new jobs were being created monthly, on average. The unemployment rate fell to 4.9%, the lowest since February 2008. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. Gross domestic product (“GDP”) grew 3.9% annualized in the second quarter of 2015, after another harsh winter, before an inventory downturn and waning demand pegged it back to 2.0% in the third quarter and 1.4% in the fourth quarter. Industrial production was uneven, while purchasing managers’ indices in manufacturing signaled contraction in the last five months of the period. Retail sales were still showing no sustained acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. On December 16, the Federal Open Market Committee (“FOMC”) of the U.S. Federal Reserve Board finally announced a 0.25% increase in the federal funds interest rate as a first step in normalizing policy. The FOMC seemed to be projecting four more increases by the end of 2016.

China’s unexpected 2% devaluation of the yuan in August caused such market turmoil because it was handled so poorly and because it suggested that the Chinese economy, the largest single contributor to global growth in recent years, was weaker than had previously been admitted. China’s own market, represented by the Shanghai Stock Exchange Composite Index (“Shanghai Composite”), was already in retreat. By August 26, the Shanghai Composite was down 43% from its June 12 peak. As noted, global equities had fallen 8.36% by September 30.

Yet in the fourth quarter the feeling grew that concerns had been overdone. The Bank of China loosened monetary conditions and by early November, the Shanghai Composite had recouped over a quarter of its losses. The price of oil had fallen to a new multi-year low near the end of August, but rebounded sharply and edged further ahead in October. Global equities responded with an 11% bounce between late September and early November.

But it was not to last. Chinese authorities had been rattled by the violent reaction to the devaluation and in supporting the yuan, China’s foreign exchange reserves were falling by about $100bn per month. In early January a new bout of panic sent the Shanghai Composite down nearly 7%, triggering a recently introduced circuit-breaker, which was then quickly abandoned, adding to perceptions of incompetence. The yuan and the Shanghai Composite were falling again.

The oil price and global equities soon followed. Concerns re-emerged about the various areas of instability in global economies and markets, including the energy sector, already hard-hit by faltering demand and uncontrollable supply. Inflation was nowhere to be seen and to create it, negative bond yields were being encouraged by increasingly ineffectual central banks. Meanwhile the FOMC seemed headed in the opposite direction, a move condemned by some commentators as detached from reality, to the point of risking recession.

Exactly why many markets hit bottom on February 11 is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Saudi Arabia, Russia, Qatar and Venezuela unexpectedly agreed to freeze oil production. China set a GDP growth target of 6.5% — 7.0% for 2016 and hinted that the yuan had fallen far enough. In any event the Index recovered strongly from that date, adding 11.97% by March 31.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.92%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 3.66%. According to Bloomberg in February, some 29% by value of world government bonds outstanding had negative yields.

U.S. equities, represented by the S&P 500® Index including dividends, returned 1.78% in the year through March. The defensive telecommunications sector did best, returning 18.74%. The worst performing sector was understandably energy, slumping 15.54%. S&P 500® earnings per share fell year-over-year in each of the last three quarters of 2015 and were set to fall again in the first quarter of 2016.

In currencies, the dollar lost 5.77% against the euro as the impact of further monetary easing in early March faded. The dollar gained 3.11% on the pound, mainly in the last few months as concerns grew over Britain’s possible exit from the European Union. The dollar lost 6.51% to the yen, again after a late move in response to market instability.

In international markets, the MSCI Japan® Index dropped 12.90%, all in 2016, on renewed concern over China’s slowdown and a rising yen. The MSCI Europe ex UK® Index sagged 12.62%, mostly in January and February. The financial sector was particularly hard hit by low (and in some cases negative) interest rates and deteriorating loan losses. The MSCI UK® Index fell 5.85%, a more evenly spread decline mostly concentrated in about a dozen multinationals in the financials, materials and energy sectors such as (respectively) HSBC, Glencore and BP.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2016
Ba	29.9%
B	66.2%
Caa and below	3.7%
Not rated*	0.2%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.25% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned –1.25% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the period ended March 31, 2016. The top five industry contributors for the Fund during the year included underweight positions in oil & gas, utilities and nonferrous metals & minerals, and overweight positions in insurance and electronics & electrical. The bottom five industry contributors included overweight positions in health care and telecom, and underweight positions in business equipment & services, financial intermediaries and cable & satellite television. In general, the largest industry movers were concentrated in those companies listed below that had significant negative movements due to company-specific issues.

Contributors included loans that moved up in price due to merger and acquisition activity, as well as a general market improvement in risk appetite, especially in March 2016, as investors put idle cash to work after nine months of straight monthly Index declines. On an individual loan basis, the top five contributors for the 12 month period were Fitness International LLC, AmWins Group, Inc., Go Daddy Operating Company, Zebra Technologies and Cooper Gay Swett & Crawford, Ltd. Conversely, detractors included loans that moved down in price, including one currently in bankruptcy due to oil & gas malaise, one that recently restructured in the health care industry, as well as general business model uncertainties for other issuers. The top five detractors were Millennium Laboratories, LLC, Avaya, Inc., Southcross Holdings LP., Payless ShoeSource and FTS International, Inc.

The Fund continues to be well diversified, with 302 individual issuers and 34 different industry sectors represented. The average issuer exposure at period-end stood at 0.33% of assets under management, while the average industry exposure closed the period at 2.94%. Both measures were relatively unchanged from the prior reporting period. The Fund experienced three defaults during the year: EveryWare, Inc., Millennium Laboratories, LLC and Southcross Holdings LP. Taken together, the three positions at cost make up around 0.8% of the portfolio and all three have since restructured and are performing credits.
Credit spreads remained range bound for much of the period. By end of the fiscal year, nominal spreads for the Index were at 4.16%, 27 basis points inside of the same point in 2015. In an effort to capture what we believed to be the best relative value available, the bulk of incremental investment during the first part of the fiscal year took place in the new issue market (which typically offers a slight discount to face value), with increasing opportunity during the third and fourth quarters of the fiscal year to find attractive valuation in the secondary market. As of period-end, the weighted average coupon of the portfolio’s loan assets, inclusive of LIBOR floors, was 4.85%, as compared to 5.09% for the Index.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2016 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.1%
Univision Communications, Inc.	0.9%
PetSmart, Inc.	0.8%
Advantage Sales & Marketing, Inc.	0.8%
BJs Wholesale Club	0.8%
Avago Technologies	0.7%
RCN Cable	0.7%
Communications Sales & Leasing, Inc.	0.7%
Alliant Holdings, I, LLC	0.7%
National Financial Partners Corp.	0.7%

Current Strategy & Outlook: We believe the fundamental picture for loans appears steady, as defaults continue to remain commodity-centered, with the majority tied to energy, mining and minerals credits. Default rates continue to trend well below long term historical averages and market participants believe this will be the case throughout the remainder of 2016. The drivers of value in 2016 have been and will likely continue to be related to market technicals. Drilling down by channel shows that collateralized loan obligations issuance for the first quarter of 2016 was significantly lower than the exceptional pace of last year, but has shown an upward trajectory month-over-month in the first quarter of 2016. This, coupled with slowing retail outflows and several weeks of small inflows, has given an extra boost to secondary loan prices. The institutional buyer is also beginning to resurface, as new money is allocated to the loan market in anticipation of the ever elusive rate hikes. Supply continues to loosely match this muted demand on a month-to-month basis, keeping net flows fairly balanced. Global volatility risk associated with uncertainty around the direction of commodity prices, effects of stagnant world economies and the potential for global unrest may keep investors on the sidelines at different points during the year. We continue to remain vigilant of these effects on individual portfolio names, as well as developing industry trends as we move through the year.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund April 25, 2016

5

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	5 Year	Since Inception of Classes A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	–2.75%	2.82%	3.31%	—
Class C(2)	–1.96%	2.56%	3.01%	—
Class I	0.01%	3.57%	4.04%	—
Class P	0.58%	—	—	2.79%
Class R	–0.50%	3.06%	3.50%	—
Class W	0.01%	3.61%	4.07%	—
Excluding Sales Charge:
Class A	–0.25%	3.33%	3.78%	—
Class C	–1.00%	2.56%	3.01%	—
Class I	0.01%	3.57%	4.04%	—
Class P	0.58%	—	—	2.79%
Class R	–0.50%	3.06%	3.50%	—
Class W	0.01%	3.61%	4.07%	—
S&P/LSTA Leveraged Loan	–1.25%	3.23%	4.16%	1.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2016*
Class A	$1,000.00	$999.10	1.04%	$5.20	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	995.30	1.79	8.93	1,000.00	1,016.05	1.79	9.02
Class I	1,000.00	1,000.40	0.79	3.95	1,000.00	1,021.05	0.79	3.99
Class P	1,000.00	1,003.80	0.12	0.60	1,000.00	1,024.40	0.12	0.61
Class R	1,000.00	997.90	1.29	6.44	1,000.00	1,018.55	1.29	6.51
Class W	1,000.00	1,000.40	0.79	3.95	1,000.00	1,021.05	0.79	3.99

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Floating Rate Fund, a series of Voya Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Floating Rate Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 27, 2016

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2016

ASSETS:
Investments in securities at fair value (Cost $1,159,745,454)	$1,125,523,879
Short-term investments at fair value (Cost $61,000,000)	61,000,000
Total Investments at fair value	1,186,523,879
Cash	2,963,055
Receivables:
Investment securities sold	14,387,005
Fund shares sold	25,351,229
Interest	3,917,808
Prepaid expenses	71,992
Reimbursement due from manager	1,467
Other assets	9,673
Total assets	1,233,226,108
LIABILITIES:
Payable for investment securities purchased	9,158,539
Payable for fund shares redeemed	3,920,004
Income distribution payable	96,983
Payable for investment management fees	643,530
Payable for distribution and shareholder service fees	96,969
Accrued trustees fees	12,185
Payable to trustees under the deferred compensation plan (Note 8)	9,673
Unrealized depreciation on unfunded commitments	1,627
Other accrued expenses and liabilities	447,391
Total liabilities	14,386,901
NET ASSETS	$1,218,839,207
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,264,478,270
Undistributed net investment income	3,383
Accumulated net realized loss	(11,419,244)
Net unrealized depreciation	(34,223,202)
NET ASSETS	$1,218,839,207

See Accompanying Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2016 (CONTINUED)

Class A:
Net assets	$39,819,821
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,105,058
Net asset value and redemption price per share(2)	$9.70
Maximum offering price per share (2.50%)(1)	$9.95

Class C:
Net assets	$50,750,724
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,230,888
Net asset value and redemption price per share(2)	$9.70

Class I:
Net assets	$900,492,627
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	92,835,347
Net asset value and redemption price per share(2)	$9.70

Class P:
Net assets	$21,607,763
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,229,263
Net asset value and redemption price per share	$9.69

Class R:
Net assets	$107,926,780
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,140,089
Net asset value and redemption price per share	$9.69

Class W:
Net assets	$98,241,492
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,106,697
Net asset value and redemption price per share	$9.72

(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

10

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2016

INVESTMENT INCOME:
Dividend	$47,152
Interest	49,249,137
Other	1,387,185
Total investment income	50,683,474

EXPENSES:
Investment management fees(1)	6,648,832
Administrative service fees(1)	78,734
Distribution and service fees:
Class A	105,554
Class C	560,607
Class R	540,300
Transfer agent fees:
Class A	25,829
Class C	34,300
Class I	109,765
Class P	99
Class R	66,215
Class W	66,203
Shareholder reporting expense	69,908
Custody and accounting expense	475,575
Registration fees	127,408
Professional fees	90,890
Trustees fees	41,545
Structuring fee (Note 7)	39,891
Commitment fee	326,222
Miscellaneous expense	78,561
Total expenses	9,486,438
Net waived and reimbursed fees	(305,311)
Net expenses	9,181,127
Net investment income	41,502,347

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(7,929,133)
Net change in unrealized appreciation (depreciation) on:
Investments	(31,751,429)
Unfunded commitments	(1,627)
Net change in unrealized appreciation (depreciation)	(31,753,056)
Net realized and unrealized loss	(39,682,189)
Increase in net assets resulting from operations	1,820,158

(1) Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$41,502,347	$31,409,678
Net realized loss	(7,929,133)	(3,488,489)
Net change in unrealized appreciation (depreciation)	(31,753,056)	(4,990,447)
Net increase in net assets resulting from operations	1,820,158	22,930,742

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,638,206)	(2,308,081)
Class C	(1,757,234)	(2,120,446)
Class I	(28,633,949)	(16,500,685)
Class P	(1,223,832)	(1,253,355)
Class R	(3,944,651)	(3,411,073)
Class W	(4,466,780)	(5,452,998)
Total distributions	(41,664,652)	(31,046,638)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	786,315,877	512,077,195
Reinvestment of distributions	40,294,550	29,275,148
	826,610,427	541,352,343
Cost of shares redeemed	(524,352,955)	(426,249,871)
Net increase in net assets resulting from capital share transactions	302,257,472	115,102,472
Net increase in net assets	262,412,978	106,986,576
NET ASSETS:
Beginning of year or period	956,426,229	849,439,653
End of year or period	$1,218,839,207	$956,426,229
Undistributed net investment income at end of year or period	$3,383	$165,688

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
Class C
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
Class I
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
Class P
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
Class W
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as

*	Patent Pending

of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2016, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $715,367,278 and $452,188,246, respectively. At March 31, 2016, the Fund held loans valued at $1,124,349,876 representing 94.8% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations. The Investment Adviser was contractually obligated to waive the management fee for Class P shares of the Fund. This waiver was not eligible for recoupment.

Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive its fee for Class P shares of the Fund. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.

Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through March 31, 2016 are reflected as investment management fees on the accompanying Statement of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2016, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$12,791	$—
Contingent Deferred Sales Charge	7	580

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2016 (except for Class W, which is through August 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of March 31, 2016, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2017	2018	2019	Total
$27,772	$73,436	$—	$101,208

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2016 are as follows:

	March 31,
	2017	2018	2019	Total
Class A	$58,561	$42,325	$18,714	$119,600
Class C	45,651	48,425	25,047	119,123
Class R	45,543	64,840	48,519	158,902
Class W	89,220	90,613	48,421	228,254

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. Effective September 29, 2015, the Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to September 29, 2015, the aggregate amount of the Fund’s Credit Agreement was $160,000,000, the Fund paid a commitment fee equal to 0.15% on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $80,000, which was expensed over a year. Generally, borrowings under the Credit Agreement accrue interest at the One-Month LIBOR rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2016, the Fund did not utilize the line of credit.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2016, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment company owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	8.81%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “Plan”), which allows eligible independent trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended March 31, 2016, the Fund engaged in such purchase and sales transactions totaling $41,972,502 and $332,500, respectively.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2016, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Commitment
Kenan Advantage Group, Inc.	$230,004
Midas Intermediate Holdco II, LLC	30,326

The unrealized depreciation on these commitments of $1,627 as of March 31, 2016 is reported as such on the Statement of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-16	1,902,023	153,022	(2,555,525)	(500,480)	18,766,580	1,509,664	(25,275,490)	(4,999,246)
03-31-15	2,249,021	203,973	(7,504,150)	(5,051,156)	22,719,599	2,066,570	(76,107,000)	(51,320,831)
Class C
03-31-16	972,623	150,691	(2,203,097)	(1,079,783)	9,579,816	1,486,663	(21,780,910)	(10,714,431)
03-31-15	1,362,500	171,414	(3,503,895)	(1,969,981)	13,836,136	1,735,015	(35,440,920)	(19,869,769)
Class I
03-31-16	72,680,247	2,819,373	(41,090,933)	34,408,687	707,805,580	27,701,764	(400,155,407)	335,351,937
03-31-15	41,396,712	1,527,485	(16,605,069)	26,319,128	418,053,737	15,430,153	(167,643,166)	265,840,724
Class P
03-31-16	774,571	123,136	(974,333)	(76,626)	7,785,000	1,213,451	(9,460,460)	(462,009)
03-31-15	1,039,221	118,003	(7,297,558)	(6,140,334)	10,570,000	1,193,972	(74,339,304)	(62,575,332)
Class R
03-31-16	2,787,213	399,347	(1,927,198)	1,259,362	27,692,709	3,926,797	(18,800,464)	12,819,042
03-31-15	1,761,833	336,863	(1,866,362)	232,334	17,852,280	3,403,897	(18,804,991)	2,451,186
Class W
03-31-16	1,483,214	450,615	(4,893,867)	(2,960,038)	14,686,192	4,456,211	(48,880,224)	(29,737,821)
03-31-15	2,856,992	537,128	(5,326,743)	(1,932,623)	29,045,443	5,445,541	(53,914,490)	(19,423,506)

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2016 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2016	Year Ended March 31, 2015
Ordinary Income	Ordinary Income
$41,664,652	$31,046,638

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2016 were:

			Capital Loss Carryforwards
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$108,801	$(6,383,146)	$(34,625,284)	$(1,082,977)	Short-term	None
			(3,551,039)	Long-term	None
			$(4,634,016)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2016, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0322	May 2, 2016	Daily
Class C	$0.0262	May 2, 2016	Daily
Class I	$0.0342	May 2, 2016	Daily
Class P	$0.0302	May 2, 2016	Daily
Class R	$0.0395	May 2, 2016	Daily
Class W	$0.0342	May 2, 2016	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 92.2%
		Aerospace & Defense: 0.1%
1,767,521		Transdigm, Inc., Term Loan C, 3.750%, 02/28/20	$1,748,425	0.1

		Automotive: 3.5%
990,000		BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	985,979	0.1
997,462		Cooper-Standard Automotive Inc. , Term Loan B, 4.000%, 04/01/21	990,916	0.1
2,468,750		Dealer Tire, LLC, Term Loan B, 5.500%, 12/22/21	2,470,293	0.2
4,343,706		Dynacast International LLC, First Lien Term Loan, 4.500%, 01/28/22	4,316,449	0.4
3,168,814		Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	2,880,981	0.2
3,262,277		Fram Group Holdings Inc., First Lien Term Loan, 7.000%, 07/31/17	3,009,450	0.3
196,859		Fram Group Holdings Inc., Second Lien Term Loan, 11.000%, 01/29/18	136,324	0.0
7,914,471		Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	7,484,122	0.6
2,660,000		KAR Auction Services, Inc., Term Loan B-3, 4.250%, 03/15/23	2,666,650	0.2
1,523,255		Key Safety Systems, Inc., First Lien Term Loan, 4.750%, 08/29/21	1,516,591	0.1
2,984,302		Metaldyne Performance Group, Term Loan B, 3.750%, 10/20/21	2,950,729	0.2
4,674,096		Midas Intermediate Holdco II, LLC, 4.500%, 08/18/21	4,644,882	0.4
3,815,825		NN, Inc., Upsized Term Loan B, 5.750%, 10/30/22	3,758,588	0.3
4,430,244		TI Group Automotive Systems, L.L.C., Term Loan B, 4.500%, 06/30/22	4,402,555	0.4
			42,214,509	3.5

		Beverage & Tobacco: 0.5%
6,325,344		Jacobs Douwe Egberts , Term Loan B-1 USD, 4.250%, 07/02/22	6,341,157	0.5

		Building & Development: 1.6%
4,975,283		Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/27/21	4,944,187	0.4
1,625,000	(1)	Konecranes Terex PLC, Term Loan B USD, 4.500%, 12/15/22	1,596,562	0.1
670,313		Leighton Services, Term Loan B, 5.500%, 05/21/22	669,475	0.0

LOANS*: (continued)
		Building & Development: (continued)
2,058,314		Minimax Viking GmbH, Facility B1 Loan, 4.000%, 08/16/20	$2,060,887	0.2
2,173,760		NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,159,496	0.2
926,445		Ply Gem Industries, Inc., Term Loan, 4.000%, 01/30/21	911,004	0.1
695,194		PrimeSource Building Products, Term Loan B, 4.500%, 05/06/22	677,814	0.1
243,158		Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	243,310	0.0
2,991,000		Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	2,978,851	0.2
1,977,399		SMG, First Lien Term Facility, 4.500%, 02/27/20	1,918,077	0.2
1,402,877		Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,387,971	0.1
			19,547,634	1.6

		Business Equipment & Services: 5.3%
6,764,748		Acosta, Inc., New Term Loan B, 4.250%, 09/26/21	6,637,909	0.5
8,001,837		Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/25/21	7,874,808	0.6
2,000,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/25/22	1,820,000	0.2
7,666,487		AlixPartners LLP, Term Loan B, 4.500%, 07/27/22	7,644,124	0.6
3,595,467		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	3,556,517	0.3
475,000		Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	456,000	0.0
2,183,500		Boyd Corporation, First Lien Term Loan, 5.250%, 04/15/22	2,017,008	0.2
5,863,972		Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/14/19	5,728,367	0.5
1,386,656		First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	1,338,123	0.1
815,631		First American Payment Systems, Second Lien, 10.750%, 04/12/19	787,084	0.1
1,000,000		First Data Corporation, New Term loan B 2022, 4.379%, 07/08/22	995,521	0.1
2,868,452		iQor, First Lien Term Loan, 6.000%, 04/01/21	2,333,007	0.2

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
1,000,000	iQor, Second Lien Term Loan, 9.750%, 04/01/22	$725,000	0.0
4,676,512	Knowledge Universe Education, LLC, First Lien Term Loan, 6.000%, 08/11/22	4,635,593	0.4
1,228,125	Learning Care Group, Term Loan, 5.000%, 05/01/21	1,228,125	0.1
2,064,919	Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	2,064,919	0.2
1,000,000	Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	991,875	0.1
2,615,175	Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,196,747	0.2
2,375,000	Solera Management, USD Term Loan B, 5.750%, 03/01/23	2,375,211	0.2
3,853,688	SourceHOV, First Lien Term Loan, 7.750%, 10/27/19	2,562,702	0.2
1,155,000	SourceHOV, Second Lien Term Loan, 11.500%, 04/27/20	808,500	0.1
3,667,806	SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	3,576,111	0.3
185,991	Sutherland Global Services, Term Loan B Cayman, 6.000%, 04/22/21	184,713	0.0
799,009	Sutherland Global Services, Term Loan B, 6.000%, 04/22/21	793,516	0.1
111,213	Wash Multi-Family Services, CAD First Lien Term Loan, 4.250%, 05/26/22	108,711	0.0
633,441	Wash Multi-Family Services, USD First Lien Term Loan, 4.250%, 05/26/22	619,189	0.0
		64,059,380	5.3

	Cable & Satellite Television: 2.7%
2,000,000	Charter Communications Operating, LLC, Term Loan I, 3.500%, 01/23/23	2,004,822	0.2
1,000,000	CSC Holdings, Inc. (Cablevision), TLB, 5.000%, 10/09/22	1,003,500	0.1
4,709,526	Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	4,510,549	0.4

LOANS*: (continued)
	Cable & Satellite Television: (continued)
250,000	Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 07/01/23	$231,875	0.0
1,849,955	New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,785,207	0.1
5,488,750	Numericable (YPSO France SAS), USD Add On, 4.563%, 07/27/22	5,438,435	0.4
8,993,680	RCN Cable, Term Loan B, 4.250%, 02/25/20	8,945,905	0.7
2,019,964	Virgin Media Investment Holdings Limited, USD Term Loan F, 3.500%, 06/30/23	2,005,761	0.2
7,391,109	Wideopenwest Finance, LLC, Term Loan B, 4.500%, 04/01/19	7,347,228	0.6
		33,273,282	2.7

	Chemicals & Plastics: 3.9%
666,604	Aruba Investments, Inc (a.k.a Angus Chemical), US Term Loan, 4.500%, 02/02/22	653,272	0.0
1,995,000	Azelis, Term Loan B USD, 6.500%, 11/30/22	1,950,113	0.2
6,733,369	Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	6,632,368	0.5
750,000	Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	686,250	0.1
1,000,000	Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	922,500	0.1
4,763,392	Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.500%, 09/03/21	4,644,307	0.4
787,444	Flint Group Holdings S.A.R.L., USD Term Loan C, 4.500%, 09/03/21	773,664	0.1
7,964,793	Ineos US Finance LLC, Incremental USD Term Loan, 4.250%, 03/31/22	7,866,476	0.6
3,000,000	Kraton Polymers LLC, Term Loan Facility, 6.000%, 01/06/22	2,837,499	0.2
2,506,477	MacDermid, Inc., First Lien Term Loan, 5.500%, 06/07/20	2,427,628	0.2
910,347	Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	905,796	0.1

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
472,335	Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	$469,974	0.0
1,183,384	Orion Engineered Carbons, Term Loan B USD, 5.000%, 07/25/21	1,184,124	0.1
2,126,063	Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,075,569	0.2
2,913,776	PQ Corporation, First Lien Term Loan Facility, 4.000%, 08/07/17	2,892,444	0.2
3,185,975	Royal Adhesives & Sealants, First Lien Term Loan, 4.500%, 06/19/22	3,107,122	0.3
250,000	Royal Adhesives & Sealants, Second Lien Term Loan, 8.500%, 06/19/23	238,750	0.0
2,795,585	Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	2,693,372	0.2
4,834,722	Styrolution Group GmbH, Term Loan B-1 USD, 6.500%, 11/07/19	4,834,722	0.4
		47,795,950	3.9

	Clothing/Textiles: 0.6%
6,781,451	Herff Jones, Inc., First Lien Term Loan, 5.000%, 12/10/21	6,753,192	0.6
212,078	Vince, LLC, Term Loan, 5.750%, 11/27/19	194,052	0.0
		6,947,244	0.6

	Conglomerates: 0.8%
1,775,469	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	1,677,818	0.1
400,000	Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	302,000	0.0
5,900,412	ServiceMaster Company, Term Loan, 4.250%, 07/01/21	5,907,787	0.5
1,930,568	Waterpik, First Lien, 5.750%, 07/08/20	1,912,469	0.2
		9,800,074	0.8

	Containers & Glass Products: 2.6%
6,433,272	Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	6,389,044	0.5
450,000	Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	421,875	0.0
1,000,000	Berry Plastics Corporation, Term E Loan, 3.750%, 01/06/21	998,264	0.1

LOANS*: (continued)
	Containers & Glass Products: (continued)
1,877,166	Berry Plastics Corporation, Term F Loan, 4.000%, 10/01/22	$1,880,034	0.2
161,366	Constantia Flexibles, Term Loan B USD, 4.750%, 04/30/22	161,971	0.0
828,634	Constantia Flexibles, Term Loan B2 USD, 4.750%, 04/30/22	831,742	0.1
316,689	EveryWare, Inc., Term Loan, 10.000%, 06/04/18	293,729	0.0
1,435,500	Hilex Poly Co, LLC (aka Novolex), First Lien Term Loan Facility, 6.000%, 12/03/21	1,435,500	0.1
2,883,723	Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	2,800,816	0.2
2,873,480	Otter Products, Term Loan B, 5.750%, 06/03/20	2,614,867	0.2
1,443,997	Peacock Engineering Company, LLC, First Lien Term Loan Facility, 5.250%, 07/27/22	1,424,767	0.1
4,980,879	Prolampac Intermediate Inc, First Lien Term Facility, 5.750%, 08/18/22	4,884,374	0.4
3,000,000	Reynolds Group Holdings Inc, USD Term Loan, 4.500%, 12/01/18	3,002,556	0.3
4,774,443	SIG Combibloc Group AG, USD Term Loan, 4.250%, 03/10/22	4,764,212	0.4
		31,903,751	2.6

	Cosmetics/Toiletries: 0.2%
1,957,968	Revlon Consumer Products Corporation, Add-On Term Loan B, 4.000%, 10/08/19	1,958,580	0.2
	Diversified Insurance: 5.1%
4,222,599	Acrisure, LLC, First Lien Term Loan, 6.500%, 05/19/22	4,159,260	0.3
8,949,950	Alliant Holdings, I, LLC, Term Loan B, 4.500%, 08/12/22	8,860,450	0.7
900,000	AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	882,000	0.1
5,762,265	AmWINS Group, Inc., Term Loan B, 5.250%, 09/06/19	5,779,073	0.5
6,171,320	Applied Systems Inc., First Lien Term Loan, 4.250%, 01/25/21	6,117,321	0.5
637,184	Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	604,130	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Diversified Insurance: (continued)
2,643,375		AssuredPartners, Inc., First Lien Term Loan, 5.750%, 10/22/22	$2,636,767	0.2
1,604,625		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,591,921	0.1
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,390,666	0.1
8,705,253		Hub International Limited, Term Loan B, 4.000%, 10/02/20	8,489,798	0.7
9,040,594		National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	8,846,221	0.7
2,992,366		Sedgwick Holdings, Inc., First Lien Term Loan, 3.750%, 02/28/21	2,902,595	0.2
1,000,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.750%, 02/28/22	930,000	0.1
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	1,395,000	0.1
8,059,510		USI, Inc., Term Loan, 4.250%, 12/27/19	7,948,692	0.7
			62,533,894	5.1

		Drugs: 0.4%
780,050		Akorn, Inc, Term Loan, 6.000%, 04/17/21	779,075	0.0
2,041,586		Alvogen Pharma U.S., Term loan B, 6.000%, 03/31/22	2,013,938	0.2
2,593,500		Endo Pharmaceuticals Holdings Inc., Term loan B, 3.750%, 09/26/22	2,557,839	0.2
			5,350,852	0.4

		Ecological Services & Equipment: 1.1%
4,493,125		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,043,812	0.3
6,973,786		ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	6,921,483	0.6
1,898,381		Waste Industries USA, Inc., Term Loan B, 4.250%, 02/24/20	1,909,060	0.2
			12,874,355	1.1

		Electronics/Electrical: 11.8%
3,370,975		Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	3,248,777	0.3
2,852,178		Active Network, Inc., First Lien Term Loan, 5.500%, 11/15/20	2,714,917	0.2

LOANS*: (continued)
		Electronics/Electrical: (continued)
3,340,728		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	$3,258,255	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	676,594	0.1
9,000,000		Avago Technologies, Term Loan B, 4.250%, 02/01/23	8,966,871	0.7
2,912,179		Avast Software, Term Loan, 4.250%, 03/20/20	2,914,605	0.2
5,865,186		Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	5,483,949	0.5
6,007,450	(1)	Blue Coat Systems, Inc., Term Loan B, 4.500%, 05/22/22	5,930,855	0.5
5,747,657		BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	4,813,663	0.4
3,811,750		Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	3,652,926	0.3
8,830,961		Dell International LLC, Term B Loans, 4.000%, 04/29/20	8,829,310	0.7
1,403,668		ECI, Term Loan B, 5.750%, 05/28/21	1,393,141	0.1
2,977,500		Epicor Software Corporation, Term Loan B, 4.750%, 06/01/22	2,824,903	0.2
3,555,921		Epiq Systems, Inc., Term Loan, 4.500%, 08/27/20	3,520,361	0.3
450,000		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	429,750	0.0
1,914,590		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/04/20	1,902,624	0.2
8,525,411		Go Daddy Operating Company, LLC, Term Loan, 4.250%, 05/13/21	8,521,685	0.7
6,603,715		Hyland Software, Inc., First Lien Term Loan, 4.750%, 07/01/22	6,521,168	0.5
1,150,000		Hyland Software, Inc., Second Lien Term Loan, 8.250%, 06/30/23	1,081,000	0.1
7,765,987		Informatica Corporation, Term Loan B, 4.500%, 08/05/22	7,632,024	0.6
7,318,454		Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	7,280,032	0.6
2,992,500		Linxens, Term Loan B-1 USD, 5.000%, 10/16/22	2,955,094	0.2
2,171,450		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	2,171,450	0.2

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
4,632,353		Microsemi Corporation, Term Loan B, 5.250%, 01/15/23	$4,659,568	0.4
4,089,750	(1)	NXP Semiconductors, Tranche B Loan, 3.750%, 12/07/20	4,105,406	0.3
2,189,744		Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	2,158,722	0.2
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	519,750	0.0
5,077,603		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	4,726,400	0.4
4,158,000		Riverbed Technology, Inc., First Lien Term Loan, 6.000%, 04/24/22	4,175,447	0.3
996,273		Rovi Solutions Corporation, Term Loan B, 3.750%, 07/02/21	987,140	0.1
4,457,529		Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	3,595,741	0.3
5,250,000		SolarWinds Holdings, Inc., Term Loan, 6.500%, 01/31/23	5,207,344	0.4
4,341,694		SS&C Technologies Inc., Term Loan B-1, 4.000%, 07/06/22	4,355,261	0.4
629,354		SS&C Technologies Inc., Term Loan B-2, 4.000%, 07/06/22	631,321	0.1
4,584,963		TTM Technologies, Term Loan B, 6.000%, 05/31/21	4,367,177	0.4
7,331,250		Zebra Technologies, Term Loan B, 4.750%, 10/27/21	7,378,735	0.6
			143,591,966	11.8

		Equity REITs and REOCs: 0.1%
1,350,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/29/20	1,350,000	0.1

		Financial Intermediaries: 2.1%
3,707,827		Duff & Phelps, Add-on Term Loan, 4.750%, 04/23/20	3,689,288	0.3
6,982,500		First Eagle Investment Management, Inc., Term Loan B, 4.750%, 12/01/22	6,895,219	0.6
997,500		LPL Holdings, Inc., 2021 Tranche B Term Loan, 4.250%, 03/29/21	967,575	0.1
4,000,000		LPL Holdings, Inc., 2022 Tranche B Term Loan, 4.750%, 11/20/22	3,910,000	0.3
1,632,080		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,530,075	0.1

LOANS*: (continued)
		Financial Intermediaries: (continued)
3,600,000		NorthStar Asset Management, Term Loan B, 4.625%, 01/31/23	$3,537,000	0.3
2,316,529		Santander Asset Management, Term Loan B-1 USD, 4.250%, 12/17/20	2,311,219	0.2
2,984,772		Trans Union LLC, Term Loan B, 3.500%, 04/09/21	2,959,900	0.2
			25,800,276	2.1

		Food Products: 3.4%
6,387,820		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	6,399,798	0.5
1,500,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,495,313	0.1
1,411,392		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,407,863	0.1
245,000		Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/15/21	221,725	0.0
250,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/13/21	205,625	0.0
8,734,704		CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	8,521,796	0.7
4,692,355		Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 02/18/21	4,416,679	0.4
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	324,000	0.0
5,377,987		Hostess, First Lien Term Loan, 4.500%, 08/03/22	5,383,032	0.5
500,000		Hostess, Second Lien Term Loan, 8.500%, 08/03/23	483,334	0.0
7,000,000		JBS USA, Inc. (FKA Swift), Term Loan B, 4.000%, 10/30/22	6,976,669	0.6
4,354,667	(1)	Keurig Green Mountain, Inc., USD Term Loan B, 5.250%, 03/03/23	4,375,534	0.4
806,345		NPC International, Term Loan, 4.750%, 12/28/18	802,313	0.1
			41,013,681	3.4

		Food Service: 1.4%
5,231,367		CEC Entertainment, Inc., First Lien Term Loan, 4.250%, 02/14/21	5,098,951	0.4
2,350,000		Manitowoc Foodservice, Inc., Term Loan B, 5.750%, 03/03/23	2,362,730	0.2

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Food Service: (continued)
1,730,613	P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	$1,650,572	0.1
7,780,927	Restaurant Brands International (F.K.A. Burger King Corporation), Term Loan B, 3.750%, 12/12/21	7,784,171	0.7
		16,896,424	1.4

	Food/Drug Retailers: 1.4%
5,645,481	Albertsons LLC, Term Loan B4, 5.500%, 08/25/21	5,657,834	0.5
2,462,500	Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,397,859	0.2
650,000	Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/04/22	622,375	0.0
7,435,082	Supervalu, Term Loan, 4.500%, 03/21/19	7,296,708	0.6
980,969	TGI Friday’s, Inc., First Lien Term Loan, 5.250%, 07/15/20	976,371	0.1
		16,951,147	1.4

	Health Care: 9.4%
2,364,075	Acadia, New Term Loan B, 4.500%, 02/16/23	2,373,680	0.2
1,235,673	Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,062,679	0.1
7,420,923	Air Medical Group Holdings, Inc., Term Loan B, 4.250%, 04/28/22	7,253,952	0.6
3,291,527	ATI Physical Therapy, Term Loan B, 5.250%, 12/20/19	3,289,470	0.3
2,716,024	CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	2,553,062	0.2
5,849,335	Catalent Pharma Solutions, Inc. , USD Term Loan, 4.250%, 05/20/21	5,853,447	0.5
5,796,612	CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	5,771,251	0.5
4,202,756	CHS/Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21	4,140,505	0.3
1,318,375	Concentra Inc, Term loan B, 4.000%, 06/01/22	1,311,783	0.1
3,144,000	Connolly / iHealth Technologies, First Lien, 4.500%, 05/14/21	3,092,910	0.2
1,000,000	Connolly / iHealth Technologies, Second Lien, 8.000%, 05/14/22	942,500	0.1
986,769	ConvaTec, Dollar Term Loan, 4.250%, 06/15/20	984,302	0.1

LOANS*: (continued)
	Health Care: (continued)
2,266,734	Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	$1,790,720	0.1
3,728,755	DJO Finance LLC, First Lien Term Loan, 4.250%, 06/05/20	3,656,511	0.3
2,869,950	Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	2,611,654	0.2
1,250,000	Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,016,666	0.1
4,509,148	Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	4,492,238	0.4
1,942,687	Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	1,884,407	0.1
3,363,852	Kinetic Concepts, Inc., E-1, 4.500%, 05/04/18	3,349,660	0.3
1,177,358	Medpace Holdings, Inc., Term Loan B, 4.750%, 04/05/21	1,168,528	0.1
1,951,919	Millennium Laboratories, LLC, Reinstated TL, 7.500%, 12/21/20	1,866,522	0.1
2,006,591	Multiplan, Inc, Term Loan, 3.750%, 04/01/21	1,990,538	0.1
2,378,366	NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	2,362,510	0.2
1,522,755	Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	1,419,969	0.1
6,412,893	Pharmaceutical Product Development, Inc., Term B, 4.250%, 08/18/22	6,364,797	0.5
2,508,693	Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	2,489,878	0.2
250,000	Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	217,500	0.0
3,335,744	Schumacher Group, First Lien Term Loan, 5.000%, 07/31/22	3,291,268	0.3
2,200,000	Select Medical Corporation, Series F Tranche B, 6.000%, 03/03/21	2,187,625	0.2
5,960,019	Sivantos (Siemens Audiology), Term Loan B USD, 4.250%, 01/17/22	5,948,844	0.5
6,981,184	Sterigenics International LLC, Term Loan B, 4.250%, 05/08/22	6,893,920	0.6
6,580,368	Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	6,514,565	0.5

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
841,500	Surgical Care Affiliates LLC, Term Loan B, 4.250%, 03/17/22	$840,974	0.1
6,982,500	U.S. Renal Care, Inc., First Lien Term Loan, 5.250%, 12/30/22	6,973,772	0.6
2,440,000	Valeant Pharmaceuticals International, Inc., F1 Term Loan, 4.000%, 04/01/22	2,309,614	0.2
2,589,714	Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 3.750%, 08/05/20	2,440,342	0.2
47,165	Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 6.371%, 02/13/19	44,748	0.0
2,340,000	Vizient, Inc., Term loan B, 6.250%, 02/15/23	2,358,526	0.2
		115,115,837	9.4

	Home Furnishings: 1.1%
8,424,808	AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	8,429,416	0.7
2,706,812	Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	2,647,601	0.2
1,035,702	Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	981,759	0.1
1,980,000	Monitronics International, Inc., Term Loan B-1, 4.500%, 04/02/22	1,859,963	0.1
		13,918,739	1.1

	Industrial Equipment: 3.7%
2,275,273	Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	1,992,286	0.2
6,700,842	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	6,460,730	0.5
1,969,109	CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	1,966,648	0.2
209,313	CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	209,052	0.0
600,051	CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	599,300	0.1
8,030,724	Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	7,488,650	0.6
4,429,999	Filtration Group Corporation, First Lien Term Loan, 4.250%, 11/30/20	4,395,392	0.4

LOANS*: (continued)
	Industrial Equipment: (continued)
126,330	Filtration Group Corporation, Second Lien Term Loan, 8.250%, 11/30/21	$120,921	0.0
5,606,262	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,087,683	0.4
1,109,448	International Equipment Solutions, LLC, Term Loan, 7.250%, 08/16/19	920,842	0.1
1,638,709	Kenan Advantage Group, Inc., Term Loan B, 4.000%, 07/31/22	1,628,467	0.1
522,692	Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.000%, 07/31/22	519,425	0.1
8,811,627	Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	8,703,315	0.7
392,227	VAT Holding, Term Loan B, 4.250%, 02/11/21	384,382	0.0
3,895,535	WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	3,827,363	0.3
250,000	WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	234,375	0.0
		44,538,831	3.7

	Leisure Goods/Activities/Movies: 3.6%
8,383,579	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	8,153,031	0.7
2,528,927	Bauer Performance Sports, Term Loan B, 4.500%, 04/15/21	1,959,918	0.2
500,000	Cirque Du Soleil, Second Lien Term Loan, 9.250%, 07/07/23	457,500	0.0
5,110,779	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	4,970,233	0.4
1,500,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	1,383,750	0.1
3,581,974	Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	3,570,035	0.3
8,519,968	Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	8,243,069	0.7
5,322,337	Life Time Fitness, Term Loan B, 4.250%, 06/10/22	5,272,441	0.4
2,082,857	NEP/NCP Holdco, Inc, Second Lien, 10.000%, 07/22/20	1,937,057	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Leisure Goods/Activities/Movies: (continued)
6,148,788		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.500%, 01/22/20	$5,708,123	0.5
2,663,595		SRAM, LLC, First Lien Term Loan, 4.000%, 04/10/20	2,182,483	0.2
			43,837,640	3.6

		Lodging & Casinos: 3.8%
8,305,954		Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	7,687,160	0.6
852,010		American Casino and Entertainment Properties LLC, Term Loan, 5.000%, 07/03/22	857,335	0.1
6,362,205	(1)	Aristocrat Leisure Limited, Term Loan B, 4.750%, 10/21/21	6,385,624	0.5
1,235,326		Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	1,222,973	0.1
7,292,806		CityCenter Holdings, LLC, Term Loan, 4.250%, 10/15/20	7,298,123	0.6
721,375		Eldorado Resorts, Inc., Term Loan B, 4.250%, 07/23/22	723,779	0.1
2,156,000		Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	2,024,844	0.2
1,271,291		Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,263,345	0.1
2,966,346		Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,947,806	0.2
349,125		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	338,651	0.0
992,500		La Quinta, First Lien Term Loan, 3.750%, 04/14/21	978,439	0.1
2,406,279		Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	2,340,607	0.2
2,962,500		Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	2,880,569	0.2
6,683,629		Station Casinos LLC, Term Loan, 4.250%, 03/02/20	6,673,189	0.5
3,315,004		Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	3,330,197	0.3
			46,952,641	3.8

		Mortgage REITs: 0.6%
6,662,212		DTZ, First Lien Term Loan B, 4.250%, 11/04/21	6,606,696	0.6

LOANS*: (continued)
		Mortgage REITs: (continued)
500,000		International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	$475,000	0.0
			7,081,696	0.6

		Nonferrous Metals/Minerals: 0.4%
1,329,167		Fairmount Minerals, Ltd., Tranche B-2 Term Loan, 4.500%, 09/05/19	711,104	0.1
3,845,938		Novelis Inc., Term Loan B, 4.000%, 06/02/22	3,761,008	0.3
			4,472,112	0.4

		Oil & Gas: 1.4%
1,904,514		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	1,237,934	0.1
1,471,765		Chelsea Petroleum Products I, LLC, Term Loan, 5.250%, 10/28/22	1,383,459	0.1
1,107,775		CITGO Holding, Inc., Holdco Term Loan, 9.500%, 05/12/18	1,111,929	0.1
2,223,693		CITGO, Term Loan B, 4.500%, 07/30/21	2,148,644	0.2
1,858,824		Energy Transfer Equity, L.P., New Term Loan, 4.000%, 12/02/19	1,677,588	0.1
1,761,034		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	243,609	0.0
3,388,125		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/15/20	1,833,823	0.2
3,309,752		Penn Product Terminals, Term Loan, 4.750%, 04/13/22	3,044,971	0.2
987,469		Seventy Seven Energy Inc., Term Loan, 3.750%, 06/25/21	654,198	0.1
1,479,969	(2)	Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	172,663	0.0
3,533,910		Western Refining, Inc., Term Loan, 4.250%, 11/12/20	3,445,563	0.3
			16,954,381	1.4

		Publishing: 1.3%
3,083,778		Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	3,075,298	0.2
3,589,017		McGraw Hill Global Education, Term Loan B, 4.750%, 03/22/19	3,574,439	0.3
2,708,703		Merrill Communications, LLC, New First Lien Term Loan, 6.250%, 05/29/22	2,234,680	0.2

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Publishing: (continued)
2,485,326		Penton Media, Inc, First Lien, 4.750%, 09/30/19	$2,463,579	0.2
867,654		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	845,963	0.1
3,812,914		Tribune Company, Term Loan B, 3.750%, 12/31/20	3,801,761	0.3
			15,995,720	1.3

		Radio & Television: 1.7%
2,681,947		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	1,823,724	0.2
3,476,399		Clear Channel Communications, Inc., Term Loan E, 8.129%, 07/30/19	2,396,108	0.2
1,324,769		Learfield Communications, Inc, First Lien Term Loan, 4.250%, 10/08/20	1,319,801	0.1
535,714		Learfield Communications, Inc, Second Lien Term Loan, 8.750%, 10/08/21	533,705	0.0
2,278,127		Media General, Inc, DD Term Loan L-B, 4.000%, 07/31/20	2,277,557	0.2
1,654,106		Salem Communications Corporation, Term Loan B, 4.500%, 03/14/20	1,550,725	0.1
4,766,176		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	4,724,472	0.4
6,369,707		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	6,315,112	0.5
			20,941,204	1.7

		Retailers (Except Food & Drug): 7.4%
1,466,250		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/07/21	1,438,758	0.1
8,080,161		Academy Ltd., Term Loan, 5.000%, 07/01/22	7,719,438	0.6
5,987,032	(1)	Ascena Retail Group, Inc., Term Loan B, 5.250%, 08/21/22	5,854,197	0.5
5,296,982		Bass Pro Group, LLC, Term Loan B, 4.000%, 06/01/20	5,111,588	0.4
4,000,000	(1)	Belk, First Lien Term Loan, 5.750%, 12/12/22	3,543,332	0.3
8,618,490		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	8,394,952	0.7
1,365,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,260,577	0.1

LOANS*: (continued)
		Retailers (Except Food & Drug): (continued)
2,200,000		FullBeauty Brands (F.K.A. OneStopPlus), First Lien Term Loan, 5.750%, 09/30/22	$2,090,000	0.2
5,507,644		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	5,533,805	0.5
1,013,825		Hudson’s Bay Company, Term Loan B, 4.750%, 09/30/22	1,015,092	0.1
987,437		J. Crew, Term Loan B, 4.000%, 03/01/21	775,344	0.1
2,212,406		Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21	1,785,135	0.1
5,981,189		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	5,936,330	0.5
4,248,096		Men’s Wearhouse, Term Loan, 4.500%, 06/18/21	4,094,102	0.3
6,643,228		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	6,102,543	0.5
5,944,860		Party City Holdings Inc, Term Loan B, 4.250%, 08/19/22	5,905,850	0.5
2,514,307		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	1,244,582	0.1
3,900,000		Petco Animal Supplies, Inc., TL-B1, 5.750%, 01/31/23	3,896,346	0.3
9,726,487		PetSmart, Inc., Term Loan B, 4.250%, 03/11/22	9,698,524	0.8
989,848		rue21 inc., Term Loan B, 5.625%, 10/10/20	786,929	0.1
2,091,162		Savers, Term Loan B, 5.000%, 07/09/19	1,688,614	0.1
6,000,000		Staples, Inc., TL-B, 4.750%, 02/02/22	5,995,716	0.5
			89,871,754	7.4

		Surface Transport: 1.2%
2,967,513		Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	2,710,327	0.2
500,000		Goodpack Ltd., Second Lien Term Loan, 8.000%, 09/09/22	434,063	0.0
2,119,688		Navistar Inc., Term Loan B, 6.500%, 08/07/20	1,941,280	0.2
2,691,764		OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	2,449,505	0.2
2,493,750		Quality Distribution, First Lien Term Loan, 5.750%, 08/18/22	2,169,563	0.2
567,419		V.Group, Term Loan B, 4.750%, 06/30/21	556,070	0.0

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Surface Transport: (continued)
4,775,000		XPO Logistics, Term Loan B, 5.500%, 10/31/21	$4,801,859	0.4
			15,062,667	1.2

		Telecommunications: 6.4%
4,321,841		Aricent Group, First Lien Term Loan, 5.500%, 04/14/21	3,878,852	0.3
4,763,203		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	4,707,631	0.4
7,489,325		Asurion, LLC, Incremental Tranche B-4 Term Loan, 5.000%, 07/31/22	7,342,661	0.6
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,079,563	0.1
2,331,429		Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	1,723,073	0.1
4,641,403		Avaya Inc., Term B-7 Loan, 6.250%, 05/29/20	3,122,796	0.3
1,496,250		CommScope, Inc., Tranche 5 Term Loan, 3.750%, 12/29/22	1,490,639	0.1
9,178,125		Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/22	8,905,076	0.7
5,970,444		Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	5,964,474	0.5
1,181,469		Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	1,140,117	0.1
525,000		Encompass Digital Media, Inc., Second Lien, 8.750%, 06/05/22	446,250	0.0
3,295,921		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	2,970,449	0.2
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	639,625	0.1
2,437,971		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,427,051	0.2
2,610,000		Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	2,619,788	0.2
2,975,498		Level 3 Financing, Inc, Tranche B-II 2022 Term Loan, 3.500%, 05/31/22	2,973,948	0.2
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,454,531	0.1
5,568,753		Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/11/20	5,518,868	0.5

LOANS*: (continued)
		Telecommunications: (continued)
758,100		Securus Technologies, Inc., Incremental Term Loan B-2, 5.250%, 04/30/20	$708,350	0.1
1,707,478		Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,589,662	0.1
4,376,340		Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	3,282,255	0.3
3,441,375		T-Mobile USA, Inc., Term Loan B, 3.500%, 11/09/22	3,459,060	0.3
5,204,761		U.S. Telepacific Corp, Term Loan B, 6.000%, 11/21/20	4,969,027	0.4
2,625,000	(1)	Windstream Corporation, Term Loan B-6, 5.750%, 04/01/21	2,610,780	0.2
3,376,461		XO Communications, First Lien Term Loan, 4.250%, 03/19/21	3,369,708	0.3
			78,394,234	6.4

		Utilities: 1.6%
701,647		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	701,208	0.1
994,845		Calpine Corp, Term Loan B-3, 4.000%, 10/09/19	991,529	0.1
1,985,000		Calpine Corp, Term Loan B-5, 3.500%, 05/22/22	1,963,133	0.2
3,990,000		Calpine Corp, Term Loan B-6, 4.000%, 01/15/23	3,973,793	0.3
625,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 12/19/16	625,130	0.1
2,977,372		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	2,969,000	0.2
1,985,000		Longview Power, LLC, Term Loan, 7.000%, 04/15/21	1,766,650	0.1
1,396,500		RISEC, Term Loan, 5.750%, 12/19/22	1,382,535	0.1
1,456,563		Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,343,679	0.1
1,969,697		TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	1,871,212	0.2
1,717,042		TPF II Power, LLC, Term Loan, 5.500%, 09/30/21	1,671,970	0.1
			19,259,839	1.6

		Total Loans (Cost $1,159,002,759)	1,124,349,876	92.2

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2016 (CONTINUED)

Principal Amount†		Fair Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.1%
42,798	EveryWare Global	$307,610	0.0
57,165	Millenium Health, LLC	866,393	0.1
	Total Equities and Other Assets (Cost $742,695)	1,174,003	0.1
	Total Long-Term Investments (Cost $1,159,745,454)	1,125,523,879	92.3

SHORT-TERM INVESTMENTS: 5.0%
	Short-Term Investments: 5.0%
61,000,000	State Street Institutional Liquid Reserves Fund — Institutional Class, 0.44%†† (Cost $61,000,000)	61,000,000	5.0

	Total Short-Term Investments (Cost $61,000,000)	61,000,000	5.0

	Total Investments (Cost $1,220,745,454)	$1,186,523,879	97.3
	Assets in Excess of Other Liabilities	32,315,328	2.7
	Net Assets	$1,218,839,207	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2016.
(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.
(2)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.
Cost for federal income tax purposes is $1,221,147,536.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,488,064
Gross Unrealized Depreciation	(38,111,721)
Net Unrealized Depreciation	$(34,623,657)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2016
Asset Table
Investments, at fair value
Equities and Other Assets	$—	$1,174,003	$—	$1,174,003
Loans	—	1,124,349,876	—	1,124,349,876
Short-Term Investments	61,000,000	—	—	61,000,000
Total Investments, at fair value	$61,000,000	$1,125,523,879	$—	$1,186,523,879
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(1,627)	$—	$(1,627)
Total Liabilities	$—	$(1,627)	$—	$(1,627)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2016 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.3844
Class C	NII	$0.3097
Class I	NII	$0.4095
Class P	NII	$0.4757
Class R	NII	$0.3595
Class W	NII	$0.4095

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 97.18% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	150	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	150	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	150	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	150	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	150
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, Voya Investments, LLC (June 2012–Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163061 (0316-052416)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1),

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $148,000 for year ended March 31, 2016 and $148,000 for year ended March 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended March 31, 2016 and $15,150 for year ended March 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $43,890 in the year ended March 31, 2016 and $46,419 in the year ended March 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)	(e)(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2016 and March 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Funds Trust	$59,040	$61,569
Voya Investments, LLC(1)	$178,050	$224,075

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, and including the portfolio of investments of Voya Floating Rate Fund, each a series of Voya Funds Trust, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund as of March 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Funds Trust as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

May 27, 2016

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
9,953,920		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,768,781	0.9
10,946,328	^	Ginnie Mae Series 2010-122 IO, 0.309%, 02/16/44	390,104	0.0
1,748,327		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,899,866	0.2
1,085,439		Vendee Mortgage Trust, 3.750%, 10/15/41	1,196,383	0.1

	Total Collateralized Mortgage Obligations
	(Cost $16,072,043)		16,255,134	1.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 115.4%
		Federal Home Loan Mortgage Corporation: 6.9%##
9,376,762	^	0.500%, due 07/15/36	169,996	0.0
4,556,899		0.583%, due 09/25/45	4,294,714	0.3
52,641,000	W	3.000%, due 05/01/43	53,790,463	4.0
18,643,379		3.000%, due 09/01/45	19,110,369	1.4
4,533,856		4.000%, due 07/15/41	4,886,613	0.4
3,539,921	^	4.500%, due 12/15/40	504,888	0.1
155,110		5.450%, due 12/01/37	170,847	0.0
119,369		5.450%, due 12/01/37	131,617	0.0
138,779		5.450%, due 05/01/38	152,834	0.0
1,003,809	^	5.500%, due 09/15/35	175,611	0.0
1,604,941		5.500%, due 05/15/36	1,786,302	0.1
1,158,511		5.500%, due 03/15/39	1,285,978	0.1
395,632		5.625%, due 12/01/36	441,311	0.0
42,912		5.625%, due 01/01/37	47,859	0.0
420,060		5.625%, due 01/01/37	472,909	0.0
35,290		5.625%, due 02/01/37	39,361	0.0
85,670		5.625%, due 03/01/37	95,563	0.0
198,133		5.625%, due 03/01/37	221,042	0.0
75,876		5.625%, due 03/01/37	84,637	0.0
106,209		5.625%, due 06/01/37	118,462	0.0
135,033		5.625%, due 07/01/37	150,666	0.0
96,265		5.625%, due 07/01/37	107,400	0.0
3,629		5.625%, due 12/01/37	4,025	0.0
126,441		5.625%, due 02/01/38	141,088	0.0
952,371	^	5.664%, due 06/15/40	69,849	0.0
207,734		5.700%, due 06/01/37	232,242	0.0
150,633		5.700%, due 09/01/37	168,441	0.0
154,042		5.700%, due 12/01/37	171,248	0.0
1,025,109		6.000%, due 03/15/34	1,139,220	0.1
110,040		6.090%, due 12/01/37	124,745	0.0
879,226		6.583%, due 07/15/33	983,273	0.1
17,997		7.500%, due 01/01/30	22,354	0.0
464,607	^	7.567%, due 10/25/23	87,011	0.0
10,564		8.000%, due 01/01/30	10,604	0.0
14,333		9.500%, due 07/01/20	14,762	0.0
694,339		18.551%, due 03/15/35	1,017,238	0.1
438,116		20.390%, due 04/15/35	657,394	0.1
833,969		26.855%, due 04/15/32	914,971	0.1
			93,997,907	6.9

		Federal National Mortgage Association: 9.2%##
48,729,487		0.633%, due 10/27/37	48,517,480	3.6
15,326,586	^	3.000%, due 11/25/27	1,424,473	0.1
6,271,085	^	3.000%, due 01/25/33	722,981	0.1

3,457,000		3.500%, due 09/25/42	3,594,272	0.3
6,000,000		4.000%, due 12/25/39	6,602,165	0.5
6,512,314	^	4.000%, due 05/25/42	1,146,957	0.1
3,155,972		4.000%, due 05/01/45	3,382,357	0.3
6,065,551		4.000%, due 11/01/45	6,483,156	0.5
1,325,260		4.250%, due 08/01/35	1,441,733	0.1
9,226,424		4.571%, due 11/25/33	9,612,195	0.7
1,036,658		4.750%, due 11/01/34	1,150,423	0.1
546,220		4.750%, due 11/01/34	603,786	0.0
1,147,316		4.750%, due 02/01/35	1,273,294	0.1
1,362,675		4.750%, due 04/01/35	1,515,521	0.1
1,003,179		4.750%, due 05/01/35	1,113,130	0.1
1,160,151		4.750%, due 07/01/35	1,287,016	0.1
192,542		4.750%, due 07/01/35	210,952	0.0
418,872		5.000%, due 02/01/33	466,496	0.0
4,726,198		5.000%, due 05/25/33	5,112,912	0.4
231,745		5.000%, due 07/01/33	256,336	0.0
5,640,445		5.000%, due 08/25/33	6,566,460	0.5
1,788,307		5.000%, due 10/25/35	1,993,188	0.2
170,910		5.000%, due 03/01/36	188,998	0.0
549,582		5.000%, due 05/01/36	612,977	0.0
2,866,570		5.000%, due 04/25/41	3,237,845	0.2
435,691		5.030%, due 05/01/37	482,466	0.0
320,146		5.030%, due 09/01/37	354,766	0.0
55,902		5.155%, due 11/01/36	62,013	0.0
563,405		5.155%, due 01/01/37	631,013	0.1
25,226		5.250%, due 06/01/29	28,054	0.0
142,561		5.250%, due 04/01/32	158,714	0.0
300,440		5.250%, due 04/01/32	335,806	0.0
31,644		5.280%, due 11/01/36	35,207	0.0
280,318		5.280%, due 11/01/36	312,061	0.0
142,050		5.280%, due 01/01/37	158,079	0.0
115,100		5.300%, due 09/01/36	128,121	0.0
62,812		5.300%, due 10/01/36	69,910	0.0
121,224		5.300%, due 10/01/36	135,016	0.0
283,170		5.300%, due 12/01/36	315,500	0.0
143,742		5.300%, due 12/01/36	159,915	0.0
78,007		5.300%, due 02/01/37	86,840	0.0
80,649		5.300%, due 04/01/37	89,756	0.0
163,125		5.300%, due 05/01/37	181,770	0.0
549,481		5.300%, due 08/01/37	614,630	0.0
304,440		5.405%, due 11/01/36	340,038	0.0
607,490		5.405%, due 02/01/37	678,226	0.1
548,869		5.500%, due 05/25/34	617,270	0.0
1,861,549		5.500%, due 12/25/35	2,211,530	0.2
5,974,630	^	5.817%, due 06/25/42	1,157,347	0.1
88,160		5.875%, due 06/01/35	91,944	0.0
411,736		6.000%, due 01/25/44	477,134	0.0
1,959,903		6.500%, due 03/25/33	2,402,288	0.2
157,061		6.600%, due 07/01/27	172,619	0.0
92,374		6.600%, due 09/01/27	101,583	0.0
43,079		6.600%, due 11/01/27	44,270	0.0
35,162		6.600%, due 03/01/28	35,552	0.0
86,878		6.600%, due 06/01/28	92,506	0.0
47,751		7.500%, due 05/01/28	50,075	0.0
1,065,821		7.569%, due 03/25/39	1,185,066	0.1
2,018,002		15.793%, due 05/25/35	2,680,307	0.2
673,521		24.828%, due 12/25/36	1,038,239	0.1
			126,232,734	9.2

		Government National Mortgage Association: 99.3%
35,678,650	^	0.030%, due 01/16/51	714,658	0.1
20,703,582	^	0.250%, due 06/20/36	178,488	0.0
18,963,266	^	0.351%, due 11/16/46	183,185	0.0
428,886		0.652%, due 02/20/34	431,941	0.0
595,629	^	0.669%, due 02/16/48	5,367	0.0
11,736,237		0.755%, due 10/20/60	11,578,678	0.9
8,113,532		0.825%, due 02/20/62	8,095,248	0.6

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

3,032,859		0.825%, due 03/20/63	2,996,359	0.2
3,757,397		0.895%, due 06/20/63	3,714,305	0.3
7,130,124		0.920%, due 04/20/63	7,136,004	0.5
1,631,322		0.925%, due 02/20/61	1,617,042	0.1
5,098,223		0.940%, due 10/20/62	5,042,141	0.4
1,529,945		0.985%, due 09/20/62	1,518,468	0.1
668,434	^	1.000%, due 06/16/37	22,561	0.0
1,812,762		1.025%, due 07/20/63	1,802,374	0.1
14,283,524		1.025%, due 12/20/63	14,184,808	1.1
2,932,128		1.075%, due 05/20/62	2,917,673	0.2
5,184,689		1.075%, due 05/20/63	5,158,788	0.4
102,857,971		1.075%, due 11/20/65	102,514,538	7.5
10,469,068		1.145%, due 09/20/63	10,451,610	0.8
8,605,074		1.259%, due 01/20/60	8,621,079	0.6
4,103,046		1.425%, due 08/20/63	4,142,434	0.3
12,078,934		1.439%, due 05/20/60	12,174,462	0.9
11,052,414		1.439%, due 05/20/60	11,150,103	0.8
12,666,222		1.475%, due 02/20/62	12,802,854	0.9
4,882,486		1.725%, due 09/20/63	4,989,956	0.4
134,596	^	1.830%, due 10/16/52	7,437	0.0
14,905,175		2.233%, due 10/20/44	13,769,755	1.0
1,900,000	^	2.500%, due 11/20/43	691,721	0.1
5,820,409		2.570%, due 10/20/63	6,239,651	0.5
28,000,000	W	3.000%, due 04/01/43	29,006,797	2.1
20,629,575		3.000%, due 08/20/45	21,404,318	1.6
781,172		3.000%, due 11/20/45	810,205	0.1
49,008,859		3.000%, due 11/20/45	50,849,386	3.7
538,946		3.000%, due 12/20/45	559,250	0.1
373,186		3.000%, due 12/20/45	387,300	0.0
130,127		3.000%, due 12/20/45	134,959	0.0
581,781		3.000%, due 01/20/46	604,116	0.1
62,493,392		3.000%, due 01/20/46	64,840,330	4.8
9,950,000		3.328%, due 06/16/43	10,604,395	0.8
8,090,454	^	3.500%, due 04/20/40	858,031	0.1
5,339,868	^	3.500%, due 08/16/40	709,588	0.1
427,500,000	W	3.500%, due 12/20/41	451,847,463	33.1
12,125,000		3.500%, due 04/20/45	12,777,267	0.9
4,000,000		3.526%, due 01/16/40	4,182,010	0.3
9,170,373		3.750%, due 05/20/42	9,754,999	0.7
10,418,842		3.750%, due 05/20/42	11,083,062	0.8
191,432		4.000%, due 05/20/33	207,092	0.0
233,292		4.000%, due 08/15/33	249,713	0.0
247,906		4.000%, due 01/15/34	265,223	0.0
189,957		4.000%, due 03/15/34	203,280	0.0
177,232		4.000%, due 08/20/35	189,702	0.0
2,870,644	^	4.000%, due 04/20/38	151,515	0.0
3,038,615	^	4.000%, due 08/20/39	517,859	0.0
456,057		4.000%, due 05/15/40	488,324	0.0
4,548,007		4.000%, due 09/20/40	4,736,163	0.4
2,819,000		4.000%, due 10/20/40	3,059,552	0.2
6,275,995		4.000%, due 12/20/40	6,734,349	0.5
6,121,712		4.000%, due 02/20/41	6,948,378	0.5
3,451,788	^	4.000%, due 04/20/41	528,242	0.0
7,265,692		4.000%, due 07/20/41	7,817,645	0.6
738,073		4.000%, due 10/20/41	785,602	0.1
11,343,000	W	4.000%, due 11/20/41	12,106,437	0.9
1,605,906	^	4.000%, due 03/20/42	215,511	0.0
4,103,237		4.000%, due 04/20/42	4,708,379	0.4
1,328,082		4.000%, due 09/15/42	1,431,106	0.1
2,665,041	^	4.000%, due 12/20/42	417,129	0.0
4,915,086	^	4.000%, due 03/20/44	968,522	0.1
2,793,200		4.000%, due 08/20/44	3,116,374	0.2
1,427,461		4.000%, due 08/20/44	1,535,029	0.1
6,375,835		4.000%, due 12/20/44	6,830,315	0.5
6,372,054		4.000%, due 01/20/45	6,826,266	0.5
23,247,572		4.000%, due 10/20/45	24,896,166	1.8
531,539		4.000%, due 12/20/45	571,919	0.1
8,850,782		4.000%, due 01/20/46	9,532,665	0.7
1,473,435		4.000%, due 01/20/46	1,586,955	0.1
8,438,324		4.000%, due 03/20/46	9,090,004	0.7

1,996,017		4.350%, due 01/16/48	2,237,829	0.2
1,697,395		4.397%, due 05/16/51	1,858,199	0.1
423,401		4.500%, due 10/20/33	456,819	0.0
79,126	^	4.500%, due 02/20/36	167	0.0
22,800		4.500%, due 07/20/36	24,521	0.0
12,765		4.500%, due 08/20/36	13,716	0.0
192,271	^	4.500%, due 12/20/37	7,167	0.0
71,928	^	4.500%, due 02/20/38	2,945	0.0
4,768,931	^	4.500%, due 04/20/39	652,680	0.1
6,694,918		4.500%, due 05/16/39	7,284,393	0.5
4,761,000		4.500%, due 05/20/39	5,151,882	0.4
7,459,806		4.500%, due 05/20/39	8,266,442	0.6
2,084,522		4.500%, due 10/15/39	2,304,439	0.2
1,550,666		4.500%, due 11/15/39	1,713,161	0.1
1,664,604		4.500%, due 11/15/39	1,839,043	0.1
451,348		4.500%, due 12/15/39	498,967	0.0
1,329,742		4.500%, due 01/15/40	1,451,187	0.1
167,039		4.500%, due 01/20/40	173,833	0.0
4,670,466		4.500%, due 02/15/40	5,097,022	0.4
2,599,077		4.500%, due 05/20/40	2,917,172	0.2
624,305		4.500%, due 06/15/40	681,264	0.1
281,208		4.500%, due 07/20/40	292,647	0.0
1,032,045		4.500%, due 08/20/40	1,074,026	0.1
2,941,951		4.500%, due 09/20/40	3,163,792	0.2
2,750,000		4.500%, due 12/20/40	3,084,350	0.2
207,220		4.500%, due 07/20/41	215,746	0.0
3,074,957		4.500%, due 09/20/41	3,348,311	0.3
13,876,737	^	4.500%, due 12/16/42	2,445,918	0.2
1,886,981		4.500%, due 02/16/48	2,150,538	0.2
1,994,054		4.546%, due 07/20/62	2,168,879	0.2
8,030,499	^	4.568%, due 03/20/40	902,738	0.1
1,000,000		4.601%, due 01/16/50	1,112,326	0.1
908,000		4.639%, due 08/20/42	1,003,466	0.1
9,102,298		4.660%, due 09/20/61	10,117,709	0.8
13,098,207		4.678%, due 01/20/46	14,303,955	1.1
4,346,545		4.861%, due 06/20/61	4,565,547	0.3
1,456,848		4.865%, due 04/16/48	1,528,455	0.1
5,522,753		4.910%, due 06/16/49	6,011,642	0.5
47,255		5.000%, due 05/15/18	49,330	0.0
95,971		5.000%, due 03/20/24	103,303	0.0
259,368		5.000%, due 04/15/29	286,351	0.0
327,665		5.000%, due 04/15/30	363,372	0.0
2,028,727		5.000%, due 04/20/30	2,170,573	0.2
349,532		5.000%, due 10/15/30	387,405	0.0
393,260		5.000%, due 07/15/33	435,841	0.0
126,238		5.000%, due 03/15/34	141,607	0.0
210,721		5.000%, due 04/15/34	232,723	0.0
332,134		5.000%, due 04/15/34	366,622	0.0
5,833,223		5.000%, due 10/20/34	6,644,435	0.5
82,154		5.000%, due 01/15/35	90,703	0.0
47,988		5.000%, due 03/15/35	52,952	0.0
400,470		5.000%, due 03/15/35	441,898	0.0
2,395,697		5.000%, due 03/20/35	2,626,539	0.2
175,107		5.000%, due 04/15/35	193,351	0.0
164,076		5.000%, due 04/15/35	181,179	0.0
668,426		5.000%, due 04/15/35	759,323	0.1
121,487		5.000%, due 04/15/35	136,338	0.0
53,660		5.000%, due 05/15/35	60,576	0.0
186,815		5.000%, due 05/20/35	206,872	0.0
89,879		5.000%, due 06/15/35	99,234	0.0
77,018		5.000%, due 09/15/35	85,034	0.0
88,266	^	5.000%, due 09/16/35	885	0.0
1,253,488		5.000%, due 10/20/35	1,417,279	0.1
925,923		5.000%, due 11/20/35	1,023,922	0.1
495,478		5.000%, due 04/20/36	546,766	0.1
50,606		5.000%, due 09/20/37	51,733	0.0
2,978,269	^	5.000%, due 01/20/38	237,041	0.0
164,572		5.000%, due 02/15/38	181,811	0.0
86,467		5.000%, due 06/20/38	89,239	0.0
45,957		5.000%, due 08/20/38	47,430	0.0

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

200,685		5.000%, due 10/20/38	207,216	0.0
150,075		5.000%, due 11/20/38	154,886	0.0
524,828		5.000%, due 01/20/39	541,653	0.0
268,287		5.000%, due 02/15/39	296,041	0.0
448,801		5.000%, due 03/15/39	495,229	0.0
1,029,000		5.000%, due 05/20/39	1,205,917	0.1
1,559,367	^	5.000%, due 07/16/39	227,005	0.0
2,323,914		5.000%, due 11/15/39	2,619,991	0.2
1,495,881		5.000%, due 11/15/39	1,686,362	0.1
455,652		5.000%, due 11/15/39	508,019	0.0
2,383,615		5.000%, due 12/20/39	2,639,557	0.2
6,257,579	^	5.000%, due 03/20/40	1,024,534	0.1
1,600,000		5.000%, due 03/20/40	1,868,487	0.1
514,638		5.000%, due 04/15/40	567,877	0.1
1,783,363		5.000%, due 05/15/40	2,001,535	0.2
43,227,136		5.000%, due 05/20/40	49,432,945	3.6
1,350,529		5.000%, due 09/15/40	1,499,242	0.1
618,771		5.000%, due 09/15/40	682,783	0.1
962,153	^	5.000%, due 05/20/41	189,371	0.0
2,373,279		5.000%, due 07/20/41	2,625,307	0.2
2,378,098		5.250%, due 01/20/36	2,694,887	0.2
964,321		5.401%, due 03/16/44	1,052,956	0.1
827,621		5.420%, due 04/16/39	917,565	0.1
115,739		5.500%, due 08/20/24	127,383	0.0
2,891		5.500%, due 04/20/29	3,195	0.0
87,144		5.500%, due 12/20/32	98,708	0.0
298,373		5.500%, due 08/20/33	337,786	0.0
81,955		5.500%, due 11/20/33	84,402	0.0
88,826		5.500%, due 12/20/33	100,414	0.0
246,000		5.500%, due 02/20/34	282,035	0.0
79,755		5.500%, due 03/20/34	82,151	0.0
9,043		5.500%, due 04/20/34	9,949	0.0
483,932		5.500%, due 04/20/34	533,995	0.0
520,824		5.500%, due 04/20/34	588,724	0.1
1,168,203		5.500%, due 04/20/34	1,374,728	0.1
103,127		5.500%, due 06/20/34	108,094	0.0
326,270		5.500%, due 06/20/34	360,712	0.0
128,189		5.500%, due 07/20/34	141,132	0.0
214,477		5.500%, due 07/20/34	236,152	0.0
127,878		5.500%, due 01/20/35	134,055	0.0
540,655		5.500%, due 05/15/35	615,397	0.1
269,082		5.500%, due 05/20/35	295,917	0.0
27,050,624		5.500%, due 05/20/35	30,383,193	2.2
154,780		5.500%, due 06/20/35	170,410	0.0
1,079,734		5.500%, due 07/15/35	1,217,588	0.1
644,846		5.500%, due 08/15/35	737,261	0.1
428,688		5.500%, due 09/20/35	471,439	0.0
11,380,145		5.500%, due 12/16/35	12,952,239	1.0
2,956,318		5.500%, due 02/20/36	3,514,901	0.3
180,196		5.500%, due 04/15/36	201,952	0.0
133,012		5.500%, due 06/20/36	148,222	0.0
200,000		5.500%, due 07/16/37	228,410	0.0
2,643,491		5.500%, due 10/20/37	2,993,667	0.2
31,649		5.500%, due 06/20/38	33,557	0.0
55,871		5.500%, due 08/20/38	59,258	0.0
97,919		5.500%, due 09/20/38	103,926	0.0
14,301		5.500%, due 10/20/38	15,179	0.0
155,378		5.500%, due 11/20/38	164,910	0.0
14,674		5.500%, due 12/20/38	15,559	0.0
100,517		5.500%, due 01/15/39	112,704	0.0
38,744		5.500%, due 01/20/39	41,081	0.0
431,976		5.500%, due 03/20/39	458,469	0.0
82,566		5.500%, due 06/15/39	92,482	0.0
24,274		5.500%, due 06/20/39	25,751	0.0
2,857,166		5.500%, due 09/16/39	3,511,253	0.3
1,972,766		5.500%, due 09/20/39	2,300,976	0.2
96,579		5.500%, due 10/20/39	107,814	0.0
336,703		5.500%, due 09/15/40	378,844	0.0
557,162	^	5.500%, due 09/16/40	79,231	0.0
6,210,925	^	5.568%, due 09/20/38	1,065,546	0.1

8,512,380	^	5.568%, due 12/20/40	1,551,101	0.1
3,438,551	^	5.618%, due 12/20/40	538,642	0.0
12,825,704	^	5.659%, due 05/16/42	2,375,569	0.2
2,669,473	^	5.668%, due 05/20/32	380,483	0.0
2,286,863	^	5.709%, due 09/16/39	373,235	0.0
11,433,064	^	5.909%, due 04/16/39	1,622,317	0.1
1,602,269		5.970%, due 11/15/31	1,636,655	0.1
130,107		6.000%, due 01/20/24	140,134	0.0
224,355		6.000%, due 10/15/25	257,195	0.0
522,986		6.000%, due 04/15/26	596,022	0.1
142,012		6.000%, due 10/20/27	160,525	0.0
215,680		6.000%, due 05/15/29	239,220	0.0
753,871	^	6.000%, due 01/20/34	150,855	0.0
153,908		6.000%, due 10/20/34	180,272	0.0
1,800,000		6.000%, due 12/20/35	2,146,077	0.2
861,188		6.000%, due 04/20/36	1,084,750	0.1
348,440		6.000%, due 03/15/37	394,124	0.0
223,067		6.000%, due 09/20/37	251,818	0.0
4,283,678		6.000%, due 10/20/37	5,035,783	0.4
2,308,224		6.000%, due 03/20/38	3,027,450	0.2
30,167		6.000%, due 05/20/38	33,277	0.0
351,562		6.000%, due 08/20/38	379,392	0.0
101,922		6.000%, due 09/20/38	110,046	0.0
119,929		6.000%, due 10/20/38	129,328	0.0
240,063		6.000%, due 11/15/38	271,090	0.0
312,997		6.000%, due 12/15/38	353,449	0.0
309,704		6.000%, due 12/15/38	352,151	0.0
2,432,711		6.000%, due 07/16/39	3,121,031	0.2
799,089		6.000%, due 08/15/39	934,262	0.1
733,280		6.000%, due 08/15/39	835,221	0.1
2,609,946		6.000%, due 08/16/39	3,066,030	0.2
723,825		6.000%, due 10/20/39	919,059	0.1
2,123,551	^	6.000%, due 01/16/40	834,700	0.1
2,826,111	^	6.059%, due 05/16/38	530,363	0.0
5,009,860	^	6.068%, due 09/20/37	982,935	0.1
4,361,553	^	6.068%, due 09/20/38	381,680	0.0
1,388,601	^	6.118%, due 01/20/38	243,008	0.0
4,578,587	^	6.209%, due 09/16/40	927,428	0.1
9,335,382	^	6.209%, due 04/16/42	2,096,961	0.2
2,513,243	^	6.268%, due 11/20/34	544,787	0.1
2,194,684	^	6.329%, due 02/16/35	448,031	0.0
170,151		6.490%, due 01/15/28	194,727	0.0
58,498		6.500%, due 07/20/29	67,681	0.0
59,834		6.500%, due 07/20/32	61,810	0.0
2,438		6.500%, due 09/20/34	2,816	0.0
3,428		6.750%, due 08/15/28	3,927	0.0
1,639,090		6.902%, due 05/20/41	1,792,393	0.1
333,622		7.000%, due 05/16/32	387,799	0.0
1,141,024	^	7.159%, due 10/16/29	269,718	0.0
517,458		7.164%, due 03/17/33	562,074	0.1
20,187		7.500%, due 08/20/27	24,597	0.0
270,880		7.500%, due 02/20/34	275,631	0.0
3,670,773	^	7.500%, due 04/16/37	1,102,212	0.1
1,422,760		7.500%, due 08/20/39	1,821,891	0.1
1,413,446		7.500%, due 08/20/39	2,050,376	0.2
32,135		8.568%, due 04/20/34	33,102	0.0
955,196		13.417%, due 09/16/31	1,229,759	0.1
49,159		15.136%, due 01/20/32	67,943	0.0
98,538		18.909%, due 09/20/37	142,695	0.0
301,664		19.676%, due 02/16/32	421,818	0.0
233,773		23.682%, due 04/16/37	304,783	0.0
			1,354,511,464	99.3

	Total U.S. Government Agency Obligations
	(Cost $1,554,991,148)		1,574,742,105	115.4

U.S. TREASURY OBLIGATIONS: 3.0%
		U.S. Treasury Notes: 3.0%
40,119,000		1.500%, due 02/28/23	40,021,832	2.9

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

512,000	1.750%, due 01/31/23	519,260	0.1

	Total U.S. Treasury Obligations
	(Cost $40,538,256)	40,541,092	3.0

	Total Investments in Securities (Cost $1,611,601,447)	$1,631,538,331	119.6
	Liabilities in Excess of Other Assets	(267,701,966)	(19.6)
	Net Assets	$1,363,836,365	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,613,109,404.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,043,909
Gross Unrealized Depreciation	(3,614,982)
Net Unrealized Appreciation	$18,428,927

See Accompanying Notes to Financial Statements

4

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.5%
		Basic Materials: 5.8%
650,000		Aleris International, Inc., 7.875%, 11/01/20	552,500	0.1
1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	1,151,500	0.2
1,240,000		ArcelorMittal, 5.125%, 06/01/20	1,196,600	0.2
1,240,000		ArcelorMittal, 6.125%, 06/01/25	1,153,200	0.2
1,500,000		ArcelorMittal, 6.500%, 03/01/21	1,485,000	0.2
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,561,425	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,421,306	0.2
920,000	#	Constellium NV, 5.750%, 05/15/24	664,700	0.1
500,000	#	Constellium NV, 7.875%, 04/01/21	500,815	0.1
2,000,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,942,700	0.3
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	831,512	0.1
2,400,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	1,464,000	0.2
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	690,000	0.1
1,450,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,210,750	0.2
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,542,250	0.2
1,080,000	#	Huntsman International LLC, 5.125%, 11/15/22	1,053,000	0.2
2,100,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	1,989,750	0.3
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,091,250	0.2
2,000,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	–	–
110,000	#	Platform Specialty Products Corp., 10.375%, 05/01/21	106,700	0.0
1,500,000		PolyOne Corp., 5.250%, 03/15/23	1,500,000	0.2
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,176,563	0.2
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	256,345	0.0
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	357,500	0.1
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	1,089,000	0.2
1,860,000	#	SPCM SA, 6.000%, 01/15/22	1,904,175	0.3

925,000		Steel Dynamics, Inc., 5.125%, 10/01/21	938,875	0.2
1,425,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,446,375	0.2
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	775,000	0.1
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	933,750	0.2
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,061,250	0.3
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,673,212	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	580,669	0.1
			36,301,672	5.8

		Communications: 20.3%
600,000	#	Altice Financing SA, 6.500%, 01/15/22	613,500	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	911,787	0.1
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	995,000	0.2
1,970,000	#	Altice SA, 7.625%, 02/15/25	1,891,200	0.3
2,170,000	#	Altice SA, 7.750%, 05/15/22	2,146,304	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	35,911	0.0
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,729,800	0.3
2,895,000	#	CCOH Safari LLC, 5.750%, 02/15/26	3,003,562	0.5
1,115,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	1,137,300	0.2
1,750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,815,625	0.3
1,500,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,575,000	0.3
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	674,901	0.1
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	2,084,358	0.3
2,495,000		CenturyLink, Inc., 5.800%, 03/15/22	2,409,796	0.4
675,000		CenturyLink, Inc., 7.500%, 04/01/24	677,531	0.1
955,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	895,312	0.1
735,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	749,700	0.1
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	259,200	0.0
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	730,000	0.1

See Accompanying Notes to Financial Statements

5

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	90,300	0.0
2,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,872,675	0.3
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,543,125	0.2
1,740,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,774,800	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,310,344	0.4
750,000		DISH DBS Corp., 5.125%, 05/01/20	746,250	0.1
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	954,975	0.2
1,800,000		DISH DBS Corp., 5.875%, 07/15/22	1,710,000	0.3
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,107,450	0.2
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	892,500	0.1
200,000		Frontier Communications Corp., 8.250%, 04/15/17	212,670	0.0
560,000	#	Frontier Communications Corp., 8.875%, 09/15/20	586,600	0.1
1,705,000	#	Frontier Communications Corp., 10.500%, 09/15/22	1,754,019	0.3
1,900,000	#	Frontier Communications Corp., 11.000%, 09/15/25	1,916,625	0.3
860,000		GCI, Inc., 6.750%, 06/01/21	881,500	0.1
1,725,000		GCI, Inc., 6.875%, 04/15/25	1,768,125	0.3
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,067,000	0.3
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	862,645	0.1
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	303,750	0.0
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	325,000	0.1
940,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	601,600	0.1
970,000	#	Intelsat Jackson Holdings SA, 8.000%, 02/15/24	1,001,525	0.2
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	303,750	0.0
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,115,000	0.3
80,000	#	Lamar Media Corp., 5.750%, 02/01/26	84,200	0.0
2,295,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,329,425	0.4
1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	1,515,000	0.2

1,800,000	#	Level 3 Financing, Inc., 5.375%, 01/15/24	1,827,000	0.3
780,000		LIN Television Corp., 5.875%, 11/15/22	793,650	0.1
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,681,324	0.3
945,000	#	MDC Partners, Inc., 6.500%, 05/01/24	967,444	0.2
1,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	1,641,945	0.3
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	653,625	0.1
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,811,250	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	1,040,000	0.2
875,000	#	Neptune Finco Corp., 6.625%, 10/15/25	948,194	0.2
2,530,000	#	Neptune Finco Corp., 10.875%, 10/15/25	2,770,350	0.4
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,590,000	0.3
1,300,000		Netflix, Inc., 5.875%, 02/15/25	1,374,750	0.2
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,556,250	0.2
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,282,812	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	592,250	0.1
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,850,413	0.5
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,715,000	0.3
2,230,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,196,550	0.3
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	668,325	0.1
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,050,000	0.2
2,150,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,262,875	0.4
500,000		Sinclair Television Group, Inc., 6.375%, 11/01/21	530,000	0.1
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,163,000	0.3
1,660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,746,632	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,029,000	0.2
3,845,000		Sprint Corp., 7.125%, 06/15/24	2,874,138	0.5
2,000,000		Sprint Corp., 7.250%, 09/15/21	1,537,500	0.2
3,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	2,208,750	0.4

See Accompanying Notes to Financial Statements

6

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	699,913	0.1
1,420,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,451,950	0.2
850,000	#	TEGNA, Inc., 5.500%, 09/15/24	878,687	0.1
1,750,000		TEGNA, Inc., 6.375%, 10/15/23	1,887,812	0.3
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	411,000	0.1
1,250,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,296,875	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	822,744	0.1
1,000,000		T-Mobile USA, Inc., 6.000%, 03/01/23	1,030,000	0.2
1,300,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,356,875	0.2
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,050,000	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	839,840	0.1
1,250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	1,312,500	0.2
2,500,000	#	Tribune Media Co., 5.875%, 07/15/22	2,443,750	0.4
250,000	#	Univision Communications, Inc., 5.125%, 02/15/25	247,500	0.0
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,000,000	0.5
1,000,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,065,000	0.2
2,360,000	#	West Corp., 5.375%, 07/15/22	2,173,678	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,140,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,192,100	0.2
2,045,000		Windstream Corp., 7.500%, 04/01/23	1,554,200	0.2
500,000		Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/25	488,800	0.1
2,140,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,146,677	0.3
			127,819,568	20.3

		Conglomerates: 0.2%
1,496,212		ServiceMaster Company, 4.250%, 07/01/21	1,498,082	0.2

		Consumer, Cyclical: 15.7%
2,070,000		Affinia Group, Inc., 7.750%, 05/01/21	2,142,450	0.3
1,500,000		AMC Entertainment, Inc., 5.750%, 06/15/25	1,541,250	0.2
500,000		AMC Entertainment, Inc., 5.875%, 02/15/22	516,250	0.1
2,050,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,855,250	0.3

2,250,000		ARAMARK Corp., 5.750%, 03/15/20	2,321,719	0.4
2,095,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,126,425	0.3
250,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	253,750	0.0
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,707,750	0.3
1,500,000	#	BMC Stock Holdings, Inc., 9.000%, 09/15/18	1,573,125	0.3
245,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	255,412	0.0
2,320,000		Boyd Gaming Corp., 6.875%, 05/15/23	2,482,400	0.4
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,627,280	0.4
420,000		Caleres, Inc., 6.250%, 08/15/23	422,100	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,590,644	0.3
1,300,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,374,750	0.2
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	788,400	0.1
2,115,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,204,887	0.4
1,315,000		Century Communities, Inc., 6.875%, 05/15/22	1,262,400	0.2
1,960,000		Dana Holding Corp., 5.500%, 12/15/24	1,857,100	0.3
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	436,269	0.1
2,585,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,751,409	0.4
820,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	818,565	0.1
1,970,000		Goodyear Tire & Rubber Co/The, 5.125%, 11/15/23	2,024,175	0.3
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	746,625	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	627,750	0.1
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	612,000	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,475,250	0.2
375,000	#	HD Supply, Inc., 5.750%, 04/15/24	386,250	0.1
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,710,175	0.4
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	896,550	0.1
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	920,250	0.2

See Accompanying Notes to Financial Statements

7

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

865,000	#	International Game Technology PLC, 6.500%, 02/15/25	860,675	0.1
2,720,000		JC Penney Corp., Inc., 8.125%, 10/01/19	2,808,400	0.5
1,900,000		LKQ Corp., 4.750%, 05/15/23	1,862,000	0.3
1,700,000		M/I Homes, Inc., 6.750%, 01/15/21	1,678,750	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,912,364	0.3
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,060,000	0.2
1,466,000		Meritage Homes Corp., 7.000%, 04/01/22	1,568,620	0.3
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,475,606	0.2
1,000,000		MGM Resorts International, 5.250%, 03/31/20	1,030,000	0.2
2,000,000		MGM Resorts International, 6.000%, 03/15/23	2,073,750	0.3
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,683,750	0.3
500,000		MGM Resorts International, 8.625%, 02/01/19	571,250	0.1
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,761,900	0.3
750,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	772,500	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	216,250	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,357,335	0.2
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,579,762	0.3
900,000	#	Party City Holdings, Inc., 6.125%, 08/15/23	931,500	0.2
800,000		PulteGroup, Inc., 5.500%, 03/01/26	827,000	0.1
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,217,919	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	277,200	0.0
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,765,037	0.3
600,000		Ryland Group, Inc., 5.375%, 10/01/22	616,500	0.1
750,000		Ryland Group, Inc., 6.625%, 05/01/20	826,875	0.1
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	2,045,000	0.3
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	273,125	0.0
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,394,908	0.2
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	809,750	0.1
1,685,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,373,275	0.2

1,750,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	1,734,688	0.3
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	413,700	0.1
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,980,000	0.3
2,096,000		Springs Industries, Inc., 6.250%, 06/01/21	2,116,960	0.3
1,100,000		CalAtlantic Group, Inc., 8.375%, 01/15/21	1,284,250	0.2
1,425,000		Toll Brothers Finance Corp., 4.875%, 11/15/25	1,414,313	0.2
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,348,500	0.2
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	843,000	0.1
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,567,500	0.3
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,738,500	0.3
745,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	758,038	0.1
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,950,200	0.3
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,175,625	0.2
			99,264,885	15.7

		Consumer, Non-cyclical: 20.3%
1,660,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,684,900	0.3
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,022,500	0.2
110,000	#	Acadia Healthcare Co., Inc., 6.500%, 03/01/24	114,675	0.0
1,811,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,967,199	0.3
830,000	#	Alere, Inc., 6.375%, 07/01/23	873,575	0.1
1,210,000		Amsurg Corp., 5.625%, 11/30/20	1,255,375	0.2
1,805,000		Amsurg Corp., 5.625%, 07/15/22	1,865,919	0.3
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,668,750	0.4
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,011,450	0.2
1,335,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,281,600	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,181,250	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,847,475	0.3
1,930,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,838,325	0.3
2,413,000	#,&	Capsugel SA, 7.000%, 05/15/19	2,429,589	0.4
1,745,000	#	CEB, Inc., 5.625%, 06/15/23	1,779,900	0.3

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

1,775,000	#	Centene Corp., 5.625%, 02/15/21	1,854,875	0.3
1,180,000	#	Centene Corp., 6.125%, 02/15/24	1,244,900	0.2
2,085,000		Central Garden & Pet Co., 6.125%, 11/15/23	2,178,825	0.4
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	607,500	0.1
1,000,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	907,500	0.1
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	180,500	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	244,687	0.0
1,250,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,275,000	0.2
1,710,000		Cott Beverages, Inc., 6.750%, 01/01/20	1,799,775	0.3
1,340,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,355,912	0.2
1,345,000		DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	1,334,912	0.2
1,035,000	#	Endo Finance LLC, 5.875%, 01/15/23	991,012	0.2
1,870,000	#	Endo Finance LLC, 6.000%, 07/15/23	1,769,487	0.3
2,165,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,208,300	0.4
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,909,600	0.6
2,080,000		HCA, Inc., 5.250%, 04/15/25	2,147,600	0.3
3,815,000		HCA, Inc., 5.375%, 02/01/25	3,861,505	0.6
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,045,822	0.3
2,380,000		HealthSouth Corp., 5.750%, 11/01/24	2,422,840	0.4
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,525,485	0.2
500,000		Hertz Corp., 7.375%, 01/15/21	512,500	0.1
2,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,397,200	0.4
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,369,000	0.2
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,156,383	0.3
750,000	#	Jarden Corp., 5.000%, 11/15/23	789,375	0.1
830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	730,400	0.1
1,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,134,375	0.2
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,151,150	0.2

2,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,920,000	0.3
1,242,387		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,209,774	0.2
1,960,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,004,100	0.3
615,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	561,188	0.1
880,000	#	MEDNAX, Inc., 5.250%, 12/01/23	917,400	0.1
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,944,800	0.3
1,815,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	1,873,988	0.3
2,625,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,736,563	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,556,250	0.3
1,965,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,058,338	0.3
1,400,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,543,500	0.2
1,150,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,290,875	0.2
475,000	#	Prestige Brands, Inc., 6.375%, 03/01/24	497,563	0.1
1,635,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,365,225	0.2
585,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	484,087	0.1
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	430,000	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	465,000	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	759,375	0.1
2,000,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	2,015,000	0.3
500,000		Service Corp. International/US, 5.375%, 05/15/24	531,250	0.1
420,000		ServiceMaster Co., 7.450%, 08/15/27	415,800	0.1
1,050,000	#	Shearer's Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,105,125	0.2
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/25	1,446,463	0.2
1,100,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,163,800	0.2
2,040,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,040,000	0.3
440,000	#	Team Health, Inc., 7.250%, 12/15/23	471,900	0.1
1,580,000		Teleflex, Inc., 5.250%, 06/15/24	1,625,425	0.3

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,070,000	0.2
595,000		Tenet Healthcare Corp., 6.250%, 11/01/18	636,650	0.1
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	1,984,875	0.3
1,910,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,838,375	0.3
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,030,910	0.2
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	814,055	0.1
60,000	#	TreeHouse Foods, Inc., 6.000%, 02/15/24	63,900	0.0
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	803,625	0.1
1,500,000		United Rentals North America, Inc., 6.125%, 06/15/23	1,556,250	0.3
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	403,047	0.1
785,000		United Rentals North America, Inc., 7.625%, 04/15/22	839,950	0.1
1,000,000		United Rentals North America, Inc., 5.750%, 11/15/24	1,005,000	0.2
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,289,063	0.2
2,750,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	2,165,625	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,676,240	0.3
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,368,750	0.2
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	840,500	0.1
2,575,000	#	Vizient, Inc., 10.375%, 03/01/24	2,761,688	0.4
990,000	#	VPI Escrow Corp., 6.375%, 10/15/20	826,650	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	344,400	0.1
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	784,806	0.1
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	710,700	0.1
1,740,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,881,375	0.3
			128,058,125	20.3

		Diversified: 1.1%
1,900,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,919,000	0.3
3,095,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	3,288,438	0.5
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	675,675	0.1

1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,240,625	0.2
			7,123,738	1.1

		Energy: 5.9%
1,055,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	298,037	0.1
1,500,000		Antero Resources Corp., 5.125%, 12/01/22	1,365,000	0.2
750,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	521,250	0.1
1,290,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	922,350	0.2
820,000		Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	726,725	0.1
2,000,000		Cenovus Energy, Inc., 3.800%, 09/15/23	1,800,694	0.3
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	887,250	0.1
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	474,000	0.1
1,400,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	1,177,750	0.2
1,000,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	866,875	0.1
1,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,132,500	0.2
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,161,000	0.2
1,240,000		EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 06/15/23	576,600	0.1
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	585,275	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,483,125	0.2
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	97,500	0.0
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	100,000	0.0
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	675,325	0.1
1,000,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	290,000	0.0
1,050,000		Memorial Resource Development Corp., 5.875%, 07/01/22	892,500	0.1

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	1,986,400	0.3
825,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	499,125	0.1
2,285,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,159,325	0.3
1,655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,463,055	0.2
360,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	338,961	0.1
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,852,500	0.3
360,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	243,900	0.0
1,690,000		Sanchez Energy Corp., 6.125%, 01/15/23	921,050	0.2
1,995,000		SemGroup Corp., 7.500%, 06/15/21	1,610,962	0.3
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	790,000	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	283,500	0.0
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	350,000	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	364,000	0.1
102,000		SunCoke Energy, Inc., 7.625%, 08/01/19	99,450	0.0
2,225,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,237,505	0.4
545,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	538,188	0.1
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,010,000	0.3
2,250,000		Weatherford International Ltd., 4.500%, 04/15/22	1,811,250	0.3
1,865,000		WPX Energy, Inc., 6.000%, 01/15/22	1,370,775	0.2
			36,963,702	5.9

		Financial: 7.2%
2,935,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,010,195	0.5
210,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.625%, 10/30/20	216,037	0.0
2,300,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,162,000	0.3
2,000,000		Ally Financial, Inc., 3.500%, 01/27/19	1,975,000	0.3
1,950,000		Ally Financial, Inc., 3.500%, 07/18/16	1,955,850	0.3
2,000,000		Ally Financial, Inc., 4.125%, 03/30/20	1,990,000	0.3
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,666,875	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	825,037	0.1
1,480,000		CBRE Services, Inc., 5.250%, 03/15/25	1,529,219	0.2
520,000		CIT Group, Inc., 4.250%, 08/15/17	530,457	0.1
1,500,000		CIT Group, Inc., 5.250%, 03/15/18	1,555,500	0.2
250,000		CIT Group, Inc., 5.375%, 05/15/20	260,000	0.0
250,000		CIT Group, Inc., 5.000%, 05/15/17	255,000	0.0
1,060,000		CIT Group, Inc., 5.000%, 08/15/22	1,075,900	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	305,587	0.0
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	506,000	0.1
1,725,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,608,562	0.3
1,650,000		Crown Castle International Corp., 5.250%, 01/15/23	1,779,937	0.3
1,000,000		Equinix, Inc., 4.875%, 04/01/20	1,039,500	0.2
965,000		Equinix, Inc., 5.375%, 04/01/23	1,003,600	0.2
1,300,000		Equinix, Inc., 5.750%, 01/01/25	1,374,750	0.2
2,850,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	2,796,563	0.4
500,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	482,500	0.1
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	977,500	0.1
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,213,956	0.2
1,510,000		International Lease Finance Corp., 6.250%, 05/15/19	1,613,813	0.3
470,000		International Lease Finance Corp., 8.250%, 12/15/20	550,194	0.1

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

1,400,000		Iron Mountain, Inc., 5.750%, 08/15/24	1,442,000	0.2
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	460,448	0.1
335,000		iStar Financial, Inc., 4.000%, 11/01/17	329,138	0.0
670,000		iStar Financial, Inc., 5.000%, 07/01/19	646,550	0.1
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	1,010,000	0.2
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/24	1,057,500	0.2
1,965,000		Navient Corp., 5.875%, 10/25/24	1,691,118	0.3
1,250,000		Navient Corp., 6.125%, 03/25/24	1,081,250	0.2
2,040,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,116,500	0.3
400,000		Springleaf Finance Corp., 5.250%, 12/15/19	383,500	0.1
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	615,825	0.1
361,000		Synovus Financial Corp., 5.125%, 06/15/17	369,123	0.1
			45,462,484	7.2

		Industrial: 9.5%
2,309,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	2,366,494	0.4
370,000		AECOM, 5.750%, 10/15/22	385,725	0.1
2,120,000		AECOM, 5.875%, 10/15/24	2,204,800	0.3
2,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,379,375	0.4
125,000		Allegion PLC, 5.875%, 09/15/23	131,875	0.0
1,070,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	1,126,175	0.2
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,224,706	0.2
2,169,649	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,104,560	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	970,000	0.1
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	84,485	0.0
1,580,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,629,375	0.3
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,206,200	0.2
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	248,906	0.0

2,500,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,531,250	0.4
2,265,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	2,406,562	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,425,000	0.2
205,000	#	EnerSys, 5.000%, 04/30/23	198,850	0.0
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,028,125	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,479,200	0.2
500,000		Headwaters, Inc., 7.250%, 01/15/19	517,500	0.1
1,940,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	1,969,100	0.3
1,110,000		Kemet Corp., 10.500%, 05/01/18	818,625	0.1
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,328,250	0.2
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	462,500	0.1
2,325,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,371,500	0.4
1,600,000		Nortek, Inc., 8.500%, 04/15/21	1,668,000	0.3
1,630,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,719,650	0.3
725,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	756,719	0.1
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,079,922	0.3
2,120,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,876,200	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,975,000	0.3
1,250,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,295,312	0.2
1,250,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	1,268,750	0.2
750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	776,719	0.1
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,665,625	0.3
1,030,000		SBA Communications Corp., 4.875%, 07/15/22	1,046,738	0.2
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	521,875	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	1,042,500	0.2
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	525,625	0.1
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	420,200	0.1
2,500,000	#	Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,593,750	0.4
820,000		TransDigm, Inc., 6.500%, 05/15/25	804,625	0.1

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

1,000,000		TransDigm, Inc., 6.500%, 07/15/24	997,200	0.2
1,000,000		TransDigm, Inc., 6.000%, 07/15/22	1,001,250	0.2
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,485,000	0.2
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,327,500	0.2
325,000	#,&	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	149,500	0.0
			59,596,798	9.5

		Lodging & Casinos: 0.3%
2,108,736		Station Casinos LLC Term Loan, 4.250%, 03/01/20	2,105,442	0.3

		Retailers (Except Food & Drug): 0.4%
2,490,323		Party City Holdings Inc. 2015 Term Loan B, 4.250%, 08/19/22	2,473,981	0.4

		Steel: 0.2%
1,642,398		FMG Resources August 2006 Pty Ltd, 2.750%, 06/28/19	1,391,933	0.2

		Technology: 4.8%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,030,000	0.2
2,045,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,203,487	0.3
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	567,575	0.1
2,050,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,486,250	0.2
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	625,500	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,552,500	0.2
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	848,496	0.1
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	488,750	0.1
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,904,944	0.3
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,421,156	0.2
500,000	#	First Data Corp., 5.000%, 01/15/24	502,500	0.1
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,301,369	0.2
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,003,650	0.2
3,000,000	#	First Data Corp., 7.000%, 12/01/23	3,041,250	0.5
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	772,500	0.1
1,890,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,422,225	0.2
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	1,032,500	0.2

1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,979,938	0.3
590,000	#	MSCI, Inc., 5.250%, 11/15/24	611,387	0.1
625,000	#	MSCI, Inc., 5.750%, 08/15/25	660,938	0.1
750,000		NCR Corp., 5.000%, 07/15/22	746,250	0.1
1,800,000		NCR Corp., 6.375%, 12/15/23	1,863,000	0.3
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,763,000	0.3
440,000	#	Qorvo, Inc., 6.750%, 12/01/23	455,400	0.1
440,000	#	Qorvo, Inc., 7.000%, 12/01/25	462,000	0.1
345,000	#	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26	369,150	0.1
			30,115,715	4.8

		Utilities: 1.8%
710,000		AES Corp., 7.375%, 07/01/21	798,750	0.1
1,225,000		Calpine Corp., 5.375%, 01/15/23	1,193,615	0.2
1,725,000		Calpine Corp., 5.750%, 01/15/25	1,662,469	0.3
750,000	#	Calpine Corp., 6.000%, 01/15/22	793,594	0.1
234,000		DPL, Inc., 6.500%, 10/15/16	239,557	0.1
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,044,380	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,402,500	0.2
2,000,000		NRG Energy, Inc., 6.250%, 05/01/24	1,845,000	0.3
1,500,000		NRG Energy, Inc., 6.250%, 07/15/22	1,402,032	0.2
830,000		NRG Energy, Inc., 7.875%, 05/15/21	831,038	0.1
			11,212,935	1.8

	Total Corporate Bonds/Notes
	(Cost $612,842,039)		589,389,060	93.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	@ American Media, Inc.	–	–

Total Common Stock
	(Cost $7,957)	–	–

Total Long-Term Investments
	(Cost $612,849,996)	589,389,060	93.5

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 2.8%
2,000,000	Duke Energy, 0.520%, 05/02/16	1,999,100	0.3
4,000,000	HP Inc., 0.390%, 04/25/16	3,998,936	0.7
4,000,000	Monsanto Company, 0.700%, 08/08/16	3,990,135	0.6
2,000,000	Potash Corp, 0.500%, 04/22/16	1,999,400	0.3
2,000,000	Thomson Reuters Corporation, 0.430%, 04/11/16	1,999,740	0.3
700,000	Thomson Reuters Corporation, 0.420%, 04/04/16	699,968	0.1
3,000,000	Virginia Electric & Power, 0.470%, 04/25/16	2,999,033	0.5
		17,686,312	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.5%
15,771,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%††
	(Cost $15,771,000)	15,771,000	2.5

	Total Short-Term Investments
	(Cost $33,447,678)	33,457,312	5.3

	Total Investments in Securities (Cost $646,297,674)	$622,846,372	98.8
	Assets in Excess of Other Liabilities	7,697,387	1.2
	Net Assets	$630,543,759	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind

Cost for federal income tax purposes is $646,332,978.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,685,156
Gross Unrealized Depreciation	(33,171,762)

Net Unrealized Depreciation	$(23,486,606)

See Accompanying Notes to Financial Statements

14

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 0.7%
510,000		Albemarle Corp., 3.000%, 12/01/19	513,656	0.0
2,000,000	L	ArcelorMittal, 6.500%, 03/01/21	1,980,000	0.1
431,000		Barrick Gold Corp., 4.100%, 05/01/23	420,528	0.0
1,490,000	#	BHP Billiton Finance USA Ltd., 6.750%, 10/19/75	1,491,863	0.0
1,200,000	#,L	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,228,489	0.0
2,020,000		Eastman Chemical Co., 2.700%, 01/15/20	2,063,838	0.1
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,870,837	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	2,003,014	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,391,323	0.0
2,834,000	#	Glencore Funding LLC, 2.875%, 04/16/20	2,524,601	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,104,700	0.0
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,845,225	0.1
2,810,000		PolyOne Corp., 5.250%, 03/15/23	2,810,000	0.1
			21,248,074	0.7

		Communications: 4.4%
3,132,000		21st Century Fox America, Inc., 3.000%, 09/15/22	3,231,767	0.1
2,455,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	2,479,467	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	806,000	0.0
3,627,000		AT&T, Inc., 2.800%, 02/17/21	3,718,049	0.1
2,636,000		AT&T, Inc., 3.600%, 02/17/23	2,743,472	0.1
4,854,000		AT&T, Inc., 3.800%, 03/15/22	5,124,577	0.2
3,188,000		AT&T, Inc., 4.125%, 02/17/26	3,374,976	0.1
4,558,000		AT&T, Inc., 4.800%, 06/15/44	4,478,290	0.1
1,500,000		AT&T, Inc., 5.150%, 03/15/42	1,517,731	0.1
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,097,876	0.0
2,098,000		CBS Corp., 2.300%, 08/15/19	2,121,798	0.1
3,488,000		CBS Corp., 3.700%, 08/15/24	3,600,931	0.1
1,025,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	1,034,251	0.0
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,022,500	0.0

475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	494,000	0.0
2,459,000	#	CCO Safari II LLC, 4.464%, 07/23/22	2,578,992	0.1
3,537,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,737,732	0.1
920,000		CenturyLink, Inc., 6.750%, 12/01/23	898,150	0.0
5,472,000		Cisco Systems, Inc., 2.450%, 06/15/20	5,688,286	0.2
1,160,000		Cisco Systems, Inc., 3.000%, 06/15/22	1,233,739	0.0
4,941,000		Comcast Corp., 3.150%, 03/01/26	5,150,251	0.2
2,000,000		CSC Holdings LLC, 5.250%, 06/01/24	1,787,500	0.1
1,683,000		Digicel Ltd., 6.000%, 04/15/21	1,514,700	0.1
707,000	#	Digicel Ltd., 6.750%, 03/01/23	629,230	0.0
510,000		DISH DBS Corp., 4.250%, 04/01/18	523,918	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,425,000	0.0
1,542,000		eBay, Inc., 2.875%, 08/01/21	1,562,672	0.1
1,605,000	L	eBay, Inc., 3.450%, 08/01/24	1,587,627	0.1
3,809,000		eBay, Inc., 4.000%, 07/15/42	2,986,142	0.1
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,319,625	0.0
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	2,030,000	0.1
1,525,000		Netflix, Inc., 5.750%, 03/01/24	1,616,500	0.1
1,000,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	1,030,000	0.0
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	808,500	0.0
860,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	865,016	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,030,000	0.1
2,035,000		TEGNA, Inc., 6.375%, 10/15/23	2,195,256	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,653,734	0.1
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	641,611	0.0
2,812,000		Time Warner Cable, Inc., 4.050%, 12/15/23	3,038,439	0.1
1,881,000		Time Warner Cable, Inc., 5.350%, 12/15/43	2,009,707	0.1
2,131,000		Time Warner Cable, Inc., 5.500%, 09/01/41	2,121,033	0.1
2,566,000		Time Warner Cable, Inc., 5.875%, 11/15/40	2,664,883	0.1
2,350,000		Time Warner, Inc., 4.850%, 07/15/45	2,400,584	0.1
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,455,914	0.1

See Accompanying Notes to Financial Statements

15

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,000,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,027,500	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,517,512	0.1
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,381,050	0.0
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,399,937	0.1
2,720,000		Verizon Communications, Inc., 3.000%, 11/01/21	2,831,058	0.1
4,186,000		Verizon Communications, Inc., 3.500%, 11/01/24	4,401,730	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	8,016,335	0.3
1,042,000		Verizon Communications, Inc., 4.862%, 08/21/46	1,103,592	0.0
1,206,000		Verizon Communications, Inc., 5.012%, 08/21/54	1,215,429	0.0
2,897,000		Verizon Communications, Inc., 5.050%, 03/15/34	3,149,986	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,567,102	0.2
1,205,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,590,769	0.1
			132,232,426	4.4

		Consumer, Cyclical: 1.5%
500,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	521,250	0.0
2,074,000		CVS Health Corp., 3.500%, 07/20/22	2,227,430	0.1
5,129,000		CVS Health Corp., 5.125%, 07/20/45	5,967,202	0.2
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,468,554	0.0
2,091,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	2,102,492	0.1
3,020,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	3,144,826	0.1
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,266,202	0.0
3,170,000		General Motors Co., 6.600%, 04/01/36	3,498,837	0.1
1,755,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	1,786,283	0.1
2,640,000		General Motors Financial Co., Inc., 4.200%, 03/01/21	2,730,932	0.1
2,666,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	2,644,939	0.1
1,335,000		General Motors Co., 4.875%, 10/02/23	1,401,715	0.0
1,146,000		Kohl's Corp., 5.550%, 07/17/45	1,040,978	0.0
3,197,000		McDonald's Corp., 3.700%, 01/30/26	3,395,543	0.1
4,051,000		McDonald's Corp., 4.875%, 12/09/45	4,444,741	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	1,764,840	0.1
1,445,000	#,L	Nemak SA de CV, 5.500%, 02/28/23	1,491,963	0.1
1,528,000		Newell Rubbermaid, Inc., 2.150%, 10/15/18	1,529,181	0.1

2,400,000		Newell Rubbermaid, Inc., 4.200%, 04/01/26	2,515,181	0.1
335,000		Ryland Group, Inc., 6.625%, 05/01/20	369,337	0.0
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	966,560	0.0
			46,278,986	1.5

		Consumer, Non-cyclical: 6.6%
2,770,000		AbbVie, Inc., 2.500%, 05/14/20	2,824,489	0.1
1,510,000		AbbVie, Inc., 3.200%, 11/06/22	1,564,224	0.1
3,053,000		Actavis Funding SCS, 3.450%, 03/15/22	3,174,790	0.1
2,609,000		Actavis Funding SCS, 3.850%, 06/15/24	2,740,319	0.1
3,661,000		Altria Group, Inc., 2.625%, 01/14/20	3,788,725	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	852,272	0.0
1,401,000		Amsurg Corp., 5.625%, 07/15/22	1,448,284	0.1
12,564,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	13,228,950	0.4
4,161,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	4,506,584	0.2
827,000		Anthem, Inc., 3.500%, 08/15/24	838,794	0.0
5,200,000		AstraZeneca PLC, 1.750%, 11/16/18	5,253,399	0.2
2,773,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	2,856,894	0.1
2,920,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	3,126,827	0.1
2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	2,321,929	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,624,714	0.1
1,983,000		Becton Dickinson and Co., 1.800%, 12/15/17	1,992,332	0.1
1,983,000		Becton Dickinson and Co., 2.675%, 12/15/19	2,035,141	0.1
3,710,000		Biogen, Inc., 4.050%, 09/15/25	3,974,185	0.1
1,882,000		Cardinal Health, Inc., 2.400%, 11/15/19	1,912,891	0.1
3,463,000		Celgene Corp., 2.250%, 05/15/19	3,516,569	0.1
4,990,000		Coca-Cola Co., 0.875%, 10/27/17	5,000,414	0.2
6,240,000		Coca-Cola Co., 1.875%, 10/27/20	6,344,383	0.2
1,730,000		Danaher Corp., 2.400%, 09/15/20	1,787,955	0.1
1,240,000		Danaher Corp., 3.350%, 09/15/25	1,321,128	0.0
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,158,406	0.0
3,107,000		General Mills, Inc., 2.200%, 10/21/19	3,162,618	0.1
2,200,000		Gilead Sciences, Inc., 2.550%, 09/01/20	2,267,940	0.1
2,210,000		Gilead Sciences, Inc., 3.500%, 02/01/25	2,340,885	0.1

See Accompanying Notes to Financial Statements

16

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

6,110,000		Gilead Sciences, Inc., 3.650%, 03/01/26	6,510,676	0.2
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,037,663	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,627,500	0.1
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,698,369	0.1
3,120,000	#	HJ Heinz Co., 2.800%, 07/02/20	3,199,885	0.1
5,430,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	5,795,173	0.2
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,169,989	0.0
2,030,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	2,084,329	0.1
2,290,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	2,395,333	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,144,000	0.0
2,640,000		Johnson & Johnson, 2.450%, 03/01/26	2,656,405	0.1
3,781,000		Kroger Co., 2.300%, 01/15/19	3,870,190	0.1
1,983,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	1,994,898	0.1
4,638,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	4,663,365	0.2
3,944,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	4,005,617	0.1
2,289,000		McKesson Corp., 2.284%, 03/15/19	2,316,983	0.1
1,670,000		Mead Johnson Nutrition Co., 3.000%, 11/15/20	1,718,687	0.1
464,000		Medtronic, Inc., 2.750%, 04/01/23	476,819	0.0
2,493,000		Medtronic, Inc., 3.150%, 03/15/22	2,643,183	0.1
4,121,000		Medtronic, Inc., 3.500%, 03/15/25	4,403,969	0.1
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,241,901	0.0
3,305,000		Medtronic, Inc., 4.375%, 03/15/35	3,585,961	0.1
5,080,000		Merck & Co., Inc., 2.350%, 02/10/22	5,188,306	0.2
2,170,000		Merck & Co., Inc., 2.750%, 02/10/25	2,225,007	0.1
1,690,000	#	Mylan NV, 3.750%, 12/15/20	1,735,180	0.1
390,000		Novartis Capital Corp., 3.000%, 11/20/25	407,281	0.0
5,510,000		Novartis Capital Corp., 4.000%, 11/20/45	5,914,401	0.2
3,720,000		PepsiCo, Inc., 2.150%, 10/14/20	3,817,762	0.1
4,212,000		Philip Morris International, Inc., 4.250%, 11/10/44	4,470,735	0.1
1,160,000		Reynolds American, Inc., 4.450%, 06/12/25	1,279,196	0.0
2,545,000		Reynolds American, Inc., 5.700%, 08/15/35	2,985,970	0.1
1,369,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	1,177,340	0.0

2,232,000		St Jude Medical, Inc., 2.800%, 09/15/20	2,285,677	0.1
1,360,000		Sysco Corp., 1.900%, 04/01/19	1,369,698	0.0
1,360,000		Sysco Corp., 2.500%, 07/15/21	1,376,895	0.0
2,480,000		Sysco Corp., 2.600%, 10/01/20	2,532,053	0.1
3,236,000		Tyson Foods, Inc., 3.950%, 08/15/24	3,457,132	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,060,000	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	792,500	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	736,575	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	835,000	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,771,820	0.1
3,050,000		Zimmer Biomet Holdings, Inc., 4.450%, 08/15/45	2,991,800	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,266,503	0.0
			200,883,767	6.6

		Diversified: 0.1%
2,760,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	2,748,482	0.1

		Energy: 3.2%
2,470,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	2,518,474	0.1
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	911,395	0.0
870,000		Antero Resources Corp., 5.375%, 11/01/21	802,575	0.0
850,000		Antero Resources Corp., 5.625%, 06/01/23	786,250	0.0
3,930,000		BP Capital Markets PLC, 2.315%, 02/13/20	3,965,991	0.1
1,876,000		BP Capital Markets PLC, 3.062%, 03/17/22	1,923,724	0.1
5,268,000		Cenovus Energy, Inc., 3.800%, 09/15/23	4,743,028	0.2
3,393,000		Chevron Corp., 2.419%, 11/17/20	3,489,741	0.1
2,120,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,109,398	0.1
2,540,000		ConocoPhillips Co., 4.950%, 03/15/26	2,657,881	0.1
1,843,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	1,755,082	0.1
1,652,000		Enable Midstream Partners L.P., 3.900%, 05/15/24	1,308,680	0.1
1,402,000		Enable Midstream Partners L.P., 5.000%, 05/15/44	993,164	0.0
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,704,025	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	804,597	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,035,225	0.0

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,171,244	0.0
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,376,679	0.1
2,170,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	2,158,892	0.1
1,270,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,270,596	0.1
2,020,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	1,949,631	0.1
2,120,000		Exxon Mobil Corp., 2.726%, 03/01/23	2,158,747	0.1
2,513,000		Exxon Mobil Corp., 3.043%, 03/01/26	2,576,395	0.1
634,000		FMC Technologies, Inc., 3.450%, 10/01/22	564,510	0.0
2,320,000		Halliburton Co., 2.700%, 11/15/20	2,357,851	0.1
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	241,537	0.0
4,161,000		HollyFrontier Corp., 5.875%, 04/01/26	4,151,817	0.1
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,205,259	0.0
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,530,981	0.1
3,848,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	3,668,522	0.1
1,310,000	L	Kinder Morgan, Inc./DE, 5.050%, 02/15/46	1,116,522	0.0
2,627,000		Marathon Petroleum Corp., 4.750%, 09/15/44	2,110,167	0.1
863,000		Marathon Petroleum Corp., 5.000%, 09/15/54	678,115	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,243,246	0.1
3,118,000		Occidental Petroleum Corp., 3.500%, 06/15/25	3,198,235	0.1
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	629,778	0.0
1,443,000		Phillips 66, 2.950%, 05/01/17	1,469,785	0.1
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,012,204	0.0
1,005,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	898,398	0.0
2,350,000	L	Shell International Finance BV, 2.250%, 11/10/20	2,381,723	0.1
3,840,000		Shell International Finance BV, 3.250%, 05/11/25	3,876,054	0.1
2,042,000		Shell International Finance BV, 4.375%, 05/11/45	2,055,957	0.1
4,025,000		Statoil ASA, 2.450%, 01/17/23	3,907,128	0.1
850,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	781,853	0.0

910,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	767,018	0.0
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	790,140	0.0
1,070,000		Transocean, Inc., 4.300%, 10/15/22	596,525	0.0
4,626,000		Williams Partners L.P., 3.600%, 03/15/22	3,803,511	0.1
3,250,000	#	YPF SA, 8.500%, 03/23/21	3,262,188	0.1
2,600,000	#,L	YPF SA, 8.875%, 12/19/18	2,710,500	0.1
			96,180,938	3.2

		Financial: 11.0%
3,112,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	3,115,594	0.1
3,440,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	3,465,205	0.1
3,513,600		Aegon NV, 2.074%, 07/29/49	2,207,535	0.1
2,194,000		American International Group, Inc., 3.750%, 07/10/25	2,196,613	0.1
2,876,000		American International Group, Inc., 3.875%, 01/15/35	2,577,926	0.1
88,000		American International Group, Inc., 8.175%, 05/15/68	109,560	0.0
3,000,000		American Express Credit Corp., 1.875%, 11/05/18	3,020,076	0.1
2,894,000		American Tower Corp., 3.400%, 02/15/19	2,971,640	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,470,003	0.0
5,270,000	#	Athene Global Funding, 2.875%, 10/23/18	5,190,191	0.2
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	387,200	0.0
1,741,000		Bank of America Corp., 2.625%, 10/19/20	1,755,736	0.1
4,370,000		Bank of America Corp., 3.875%, 08/01/25	4,555,528	0.1
1,760,000		Bank of America Corp., 3.950%, 04/21/25	1,756,218	0.1
2,540,000		Bank of America Corp., 4.250%, 10/22/26	2,588,387	0.1
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,634,842	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,813,253	0.1
1,100,000		Bank of America Corp., 4.750%, 04/21/45	1,098,622	0.0
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,345,639	0.1
4,330,000		Barclays PLC, 3.250%, 01/12/21	4,323,786	0.1
2,470,000		Berkshire Hathaway, Inc., 2.750%, 03/15/23	2,522,092	0.1
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,711,471	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,357,446	0.0
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,105,396	0.1

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,243,125	0.1
2,580,000		Capital One NA/Mclean VA, 1.650%, 02/05/18	2,562,851	0.1
3,620,000		Chubb INA Holdings, Inc., 2.300%, 11/03/20	3,684,175	0.1
3,020,000		Citigroup, Inc., 1.800%, 02/05/18	3,020,075	0.1
2,532,000		Citigroup, Inc., 2.650%, 10/26/20	2,559,692	0.1
3,360,000		Citigroup, Inc., 4.450%, 09/29/27	3,390,253	0.1
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	4,888,469	0.2
4,462,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	4,460,844	0.1
3,282,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	3,399,945	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,998,059	0.1
3,040,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/21	3,076,532	0.1
3,946,000		Corporate Office Properties L.P., 3.700%, 06/15/21	3,925,457	0.1
2,776,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,997,511	0.1
3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,020,495	0.1
2,699,000		Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,584,309	0.1
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,180,293	0.1
4,567,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	4,545,878	0.1
805,000		Discover Financial Services, 3.850%, 11/21/22	798,616	0.0
367,000		Discover Financial Services, 6.450%, 06/12/17	384,943	0.0
492,000		Duke Realty Corp., 3.625%, 04/15/23	495,554	0.0
560,000		Duke Realty Corp., 3.875%, 10/15/22	571,947	0.0
886,000		Duke Realty Corp., 4.375%, 06/15/22	934,534	0.0
2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,561,520	0.1
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,848,403	0.1
1,850,000		Essex Portfolio L.P., 3.500%, 04/01/25	1,853,656	0.1
4,104,000		Fifth Third Bancorp, 4.500%, 06/01/18	4,338,991	0.1
1,516,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	1,555,445	0.0
3,405,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,437,538	0.1

3,794,000		Goldman Sachs Group, Inc., 2.750%, 09/15/20	3,856,798	0.1
2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,097,269	0.1
4,980,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	5,071,956	0.2
1,523,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	1,553,478	0.0
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,191,281	0.0
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	740,661	0.0
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,911,050	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,054,522	0.1
2,700,000		HCP, Inc., 4.000%, 06/01/25	2,600,699	0.1
5,892,000		Huntington National Bank, 2.200%, 11/06/18	5,920,865	0.2
3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,148,618	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,191,550	0.1
2,010,000	#	ING Bank NV, 2.000%, 11/26/18	2,016,880	0.1
3,300,000		Intercontinental Exchange, Inc., 2.750%, 12/01/20	3,369,413	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,132,923	0.0
2,416,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	2,487,941	0.1
3,100,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	3,354,293	0.1
3,268,000		JPMorgan Chase & Co., 2.550%, 10/29/20	3,315,497	0.1
2,860,000		JPMorgan Chase & Co., 2.550%, 03/01/21	2,888,294	0.1
3,256,000		JPMorgan Chase & Co., 3.900%, 07/15/25	3,466,312	0.1
3,727,000		JPMorgan Chase & Co., 4.125%, 12/15/26	3,872,305	0.1
1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,790,556	0.1
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,657,787	0.1
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,232,050	0.0
2,989,000		KeyBank NA/Cleveland OH, 2.250%, 03/16/20	2,993,382	0.1
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,691,072	0.1
2,876,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	2,870,872	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,518,875	0.1
2,710,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	2,769,734	0.1
4,202,000	#	Mitsubishi UFJ Trust & Banking Corp., 2.650%, 10/19/20	4,277,254	0.1
4,195,000	#	Mizuho Bank Ltd., 2.150%, 10/20/18	4,199,757	0.1
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,907,144	0.1

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,364,394	0.0
4,630,000		Morgan Stanley, 2.800%, 06/16/20	4,722,063	0.2
2,240,000		Morgan Stanley, 3.875%, 01/27/26	2,342,325	0.1
1,607,000		Morgan Stanley, 3.950%, 04/23/27	1,613,092	0.1
3,600,000		Morgan Stanley, 4.000%, 07/23/25	3,773,264	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	456,206	0.0
5,271,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/20	5,371,950	0.2
3,400,000	#	New York Life Global Funding, 1.550%, 11/02/18	3,409,578	0.1
1,345,000	#,L	Nordea Bank AB, 6.125%, 12/29/49	1,286,156	0.0
1,593,000		PNC Bank NA, 2.250%, 07/02/19	1,619,307	0.1
2,218,000		PNC Bank NA, 2.450%, 11/05/20	2,258,137	0.1
2,680,000		Principal Financial Group, Inc., 3.400%, 05/15/25	2,658,279	0.1
3,120,000	#	Principal Life Global Funding II, 2.625%, 11/19/20	3,166,410	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,192,000	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,882,672	0.1
2,470,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	2,426,565	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	2,915,016	0.1
5,429,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	5,498,084	0.2
1,860,000		Synchrony Financial, 2.700%, 02/03/20	1,845,403	0.1
3,277,000		Synchrony Financial, 3.750%, 08/15/21	3,369,447	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,685,795	0.1
1,694,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	1,695,856	0.1
4,262,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	4,258,434	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,733,203	0.1
4,540,000		US Bancorp, 2.350%, 01/29/21	4,616,286	0.1
8,676,000		Visa, Inc., 2.800%, 12/14/22	9,065,292	0.3
4,775,000		Visa, Inc., 3.150%, 12/14/25	4,992,926	0.2
4,232,000		Visa, Inc., 4.150%, 12/14/35	4,558,016	0.1
1,707,000		Vornado Realty L.P., 2.500%, 06/30/19	1,722,783	0.1

1,240,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	1,241,890	0.0
2,843,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,865,229	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,224,624	0.1
2,110,000		Wells Fargo & Co., 3.900%, 05/01/45	2,116,398	0.1
2,540,000		Wells Fargo & Co., 4.100%, 06/03/26	2,662,474	0.1
2,409,000		Wells Fargo & Co., 5.900%, 12/29/49	2,444,383	0.1
2,452,000		Wells Fargo & Co., 4.300%, 07/22/27	2,606,518	0.1
2,030,000		XLIT Ltd., 5.500%, 03/31/45	1,955,105	0.1
			334,365,717	11.0

		Industrial: 1.2%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,855,964	0.1
2,510,000		Boeing Co., 1.650%, 10/30/20	2,512,613	0.1
1,640,000		Boeing Co., 2.600%, 10/30/25	1,670,370	0.1
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,295,937	0.1
2,319,000		Eaton Corp., 1.500%, 11/02/17	2,322,059	0.1
524,000		General Electric Capital Corp., 5.300%, 02/11/21	609,205	0.0
3,519,000		General Electric Co., 5.000%, 12/29/49	3,628,969	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,180,581	0.0
3,120,000		Lockheed Martin Corp., 2.500%, 11/23/20	3,200,484	0.1
3,010,000		Lockheed Martin Corp., 3.550%, 01/15/26	3,192,629	0.1
4,633,000		Lockheed Martin Corp., 3.800%, 03/01/45	4,514,965	0.1
1,220,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,273,375	0.0
2,785,000	#	Rolls-Royce PLC, 2.375%, 10/14/20	2,797,455	0.1
2,250,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	2,351,488	0.1
1,457,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	1,460,699	0.0
2,460,000		Tyco International Finance SA, 3.900%, 02/14/26	2,559,143	0.1
			37,425,936	1.2

		Technology: 3.0%
8,476,000		Apple, Inc., 1.550%, 02/07/20	8,517,982	0.3
2,930,000		Apple, Inc., 2.150%, 02/09/22	2,960,325	0.1
890,000		Apple, Inc., 2.500%, 02/09/25	886,092	0.0
1,777,000		Apple, Inc., 3.250%, 02/23/26	1,855,766	0.1

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

945,000		Apple, Inc., 4.450%, 05/06/44	1,003,303	0.0
2,757,000		Apple, Inc., 4.650%, 02/23/46	3,018,074	0.1
1,000,000		Applied Materials, Inc., 2.625%, 10/01/20	1,034,210	0.0
2,110,000		Applied Materials, Inc., 3.900%, 10/01/25	2,242,002	0.1
1,622,000		Fidelity National Information Services, Inc., 2.850%, 10/15/18	1,649,707	0.1
3,121,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	3,230,241	0.1
2,911,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	2,931,345	0.1
2,184,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,222,368	0.1
1,140,000	#	HP Enterprise Co., 3.600%, 10/15/20	1,187,115	0.0
1,400,000	#	HP Enterprise Co., 4.400%, 10/15/22	1,465,104	0.0
880,000	#	HP Enterprise Co., 4.900%, 10/15/25	908,143	0.0
1,685,000		Infor US, Inc., 6.500%, 05/15/22	1,541,775	0.1
3,991,000		Intel Corp., 2.450%, 07/29/20	4,134,109	0.1
3,540,000		Intel Corp., 3.700%, 07/29/25	3,883,681	0.1
5,612,000		International Business Machines Corp., 1.125%, 02/06/18	5,624,610	0.2
3,950,000		International Business Machines Corp., 2.875%, 11/09/22	4,101,901	0.1
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,297,972	0.0
3,610,000		Microsoft Corp., 1.300%, 11/03/18	3,647,107	0.1
7,910,000		Microsoft Corp., 2.000%, 11/03/20	8,112,860	0.3
1,410,000		Microsoft Corp., 2.375%, 02/12/22	1,454,563	0.0
1,530,000		Microsoft Corp., 3.500%, 02/12/35	1,501,827	0.1
2,767,000		Microsoft Corp., 4.200%, 11/03/35	2,972,549	0.1
3,283,000		Oracle Corp., 2.950%, 05/15/25	3,368,447	0.1
1,254,000		Oracle Corp., 3.400%, 07/08/21	1,335,919	0.0
1,849,000		Oracle Corp., 3.625%, 07/15/23	2,005,431	0.1
2,577,000		Oracle Corp., 3.875%, 07/15/20	2,814,362	0.1
4,396,000		Oracle Corp., 4.125%, 05/15/45	4,504,049	0.2
2,130,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	1,607,490	0.1
2,140,000		Xerox Corp., 2.750%, 03/15/19	2,109,672	0.1
			91,130,101	3.0

		Utilities: 1.7%
2,945,000		AES Corporation, 5.500%, 04/15/20	2,856,650	0.1

3,124,000		Berkshire Hathaway Energy Co., 3.500%, 02/01/25	3,305,198	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	533,062	0.0
2,973,000		Duke Energy Carolinas LLC, 3.875%, 03/15/46	3,051,576	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,769,546	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	695,421	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,432,270	0.1
7,108,000	#	Electricite de France SA, 2.350%, 10/13/20	7,187,986	0.2
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	908,793	0.0
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	888,996	0.0
2,170,000		Exelon Corp., 2.850%, 06/15/20	2,222,045	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,029,286	0.0
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,584,059	0.1
2,880,000		Georgia Power Co., 1.950%, 12/01/18	2,911,349	0.1
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,386,683	0.2
618,000		Metropolitan Edison Co., 7.700%, 01/15/19	693,720	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	815,741	0.0
3,384,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	3,424,290	0.1
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,444,433	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	633,285	0.0
2,000,000	L	NRG Energy, Inc., 6.250%, 05/01/24	1,845,000	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,093,593	0.0
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,184,754	0.1
1,169,000		Southwestern Electric Power Co., 5.550%, 01/15/17	1,206,989	0.0
1,030,000		TransAlta Corp., 4.500%, 11/15/22	765,869	0.0
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	3,022,940	0.1
			51,893,534	1.7

	Total Corporate Bonds/Notes
	(Cost $1,000,240,050)		1,014,387,961	33.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.8%
5,789,258		Alternative Loan Trust 2005-10CB 1A1, 0.933%, 05/25/35	4,639,115	0.2

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

4,944,570		Alternative Loan Trust 2005-51 3A2A, 1.641%, 11/20/35	4,185,744	0.1
1,811,146		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,643,482	0.1
3,390,449		Alternative Loan Trust 2005-J2, 0.833%, 04/25/35	2,692,248	0.1
1,277,724		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,074,361	0.0
342,942		Alternative Loan Trust 2006-18CB, 0.833%, 07/25/36	212,295	0.0
2,046,216		Alternative Loan Trust 2006-19CB, 1.033%, 08/25/36	1,401,038	0.1
2,059,810		Alternative Loan Trust 2007-21CB, 0.833%, 09/25/37	1,267,505	0.0
2,077,846		Alternative Loan Trust 2007-23CB, 0.933%, 09/25/37	1,285,126	0.0
4,727,373		Alternative Loan Trust 2007-2CB, 1.033%, 03/25/37	3,035,501	0.1
2,058,995		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,581,036	0.1
3,207,219		American Home Mortgage Assets Trust 2006-3 2A11, 1.291%, 10/25/46	2,253,260	0.1
1,357,744	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	1,369,007	0.1
2,234,544	#	BAMLL Re-REMIC Trust 2014-FRR9, 3.163%, 12/26/46	2,219,551	0.1
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.883%, 09/27/44	2,384,071	0.1
4,615,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	4,587,373	0.2
2,130,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.543%, 06/10/49	2,103,552	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.808%, 02/10/51	2,884,965	0.1
1,240,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 5.808%, 02/10/51	1,207,460	0.0
21,439,456	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.939%, 09/15/48	1,340,294	0.0
2,725	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.763%, 03/11/41	2,720	0.0
1,288,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.763%, 03/11/41	1,388,437	0.1

680,794		Banc of America Mortgage 2005-J Trust 2A4, 2.918%, 11/25/35	627,530	0.0
92,840,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	4,496,854	0.2
3,367,500		BCAP LLC Trust 2007-AA2, 0.643%, 05/25/47	2,499,255	0.1
3,430,931		Bear Stearns Alternative-A Trust, 3.006%, 05/25/35	3,301,335	0.1
8,770,389		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.683%, 07/25/36	6,307,100	0.2
2,320,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.966%, 06/11/41	2,556,661	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	781,844	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	775,673	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	755,188	0.0
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	2,428,970	0.1
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.769%, 02/13/42	2,030,654	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.769%, 02/13/42	3,656,365	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.142%, 10/12/42	2,051,165	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.728%, 04/12/38	1,015,740	0.0
2,370,424	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,499,828	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.733%, 07/25/25	1,437,003	0.1
1,280,000	#	CGBAM 2015-SMRT Commerical Mortgage Trust, 3.768%, 04/10/28	1,242,529	0.0
3,152,472		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	3,190,445	0.1
930,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	866,444	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.679%, 12/25/35	2,959,301	0.1
3,194		Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 2.785%, 08/25/35	3,120	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,510,437		Citigroup Mortgage Loan Trust, Inc., 2.932%, 09/25/37	1,367,455	0.0
3,703,050		Citigroup Mortgage Loan Trust, 5.336%, 11/25/36	3,176,929	0.1
835,093		CLOML 2007-1X E, 4.874%, 04/14/21	827,909	0.0
3,293,269		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	3,273,092	0.1
6,227,209	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.075%, 05/15/45	518,947	0.0
14,636,439	^	COMM 2012-CCRE5 XA Mortgage Trust, 1.827%, 12/10/45	1,097,607	0.0
8,223,413	^	COMM 2013-LC6 XA Mortgage Trust, 1.733%, 01/10/46	539,505	0.0
111,258,052	#,^	COMM 2015-PC1 Mortgage Trust, 0.794%, 07/10/50	5,143,705	0.2
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.031%, 12/10/49	3,750,391	0.1
27,260,000	#,^	Commercial Mortgage Trust, 0.594%, 10/15/45	1,007,031	0.0
25,587,934	^	Commercial Mortgage Trust, 1.392%, 08/10/46	1,473,660	0.1
4,439,563	^	Commercial Mortgage Trust, 1.751%, 08/15/45	369,294	0.0
994,293		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.933%, 11/25/35	613,076	0.0
2,203,770		Countrywide Alternative Loan Trust, 0.553%, 06/25/36	1,907,732	0.1
1,494,966		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	1,368,822	0.0
4,680,060		Countrywide Home Loan Mortgage Pass-through Trust, 2.664%, 11/25/34	4,429,739	0.2
71,844	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	71,760	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	917,132	0.0
642,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	674,662	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.259%, 05/15/36	992,737	0.0
4,173,677	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	3,641,291	0.1
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.333%, 07/25/24	2,676,796	0.1
2,890,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.333%, 11/25/24	2,917,905	0.1

2,430,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.433%, 05/25/25	2,366,391	0.1
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.733%, 02/25/25	2,101,280	0.1
1,625,000		Fannie Mae Connecticut Avenue Securities, 5.433%, 11/25/24	1,656,599	0.1
4,100,000		Fannie Mae Connecticut Avenue Securities, 5.433%, 07/25/25	4,104,979	0.1
1,600,000		Fannie Mae Connecticut Avenue Securities, 6.133%, 04/25/28	1,621,387	0.1
3,200,000		Fannie Mae Connecticut Avenue Securities, 6.435%, 09/25/28	3,264,956	0.1
69,327,181	^	Fannie Mae Series 2011-M3 X, 0.002%, 07/25/21	691,885	0.0
739,416	^	Fannie Mae, 3.000%, 05/25/43	100,806	0.0
3,116,215	^	Fannie Mae, 3.000%, 08/25/28	352,744	0.0
9,617,108	^	Fannie Mae, 5.517%, 10/25/39	1,223,556	0.0
1,273,404		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	957,975	0.0
1,274,305		First Horizon Alternative Mortgage Securities, 0.733%, 12/25/36	654,903	0.0
1,274,305	^	First Horizon Alternative Mortgage Securities, 6.267%, 12/25/36	391,447	0.0
25,000,000	^	Freddie Mac Series K015 X3, 2.801%, 08/25/39	3,106,178	0.1
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.183%, 10/25/24	1,744,740	0.1
2,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.583%, 01/25/25	2,144,314	0.1
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.233%, 03/25/25	1,908,521	0.1
2,700,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.933%, 02/25/24	2,686,688	0.1
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.133%, 04/25/28	4,083,391	0.1
8,170,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.233%, 05/25/28	7,882,526	0.3
2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.983%, 07/25/28	2,123,238	0.1
8,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 6.791%, 09/25/28	8,321,082	0.3
229,576,255	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,058,898	0.0

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

8,392,248	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.312%, 11/10/45	774,999	0.0
46,698,510	^	GS Mortgage Securities Corp. II, 1.510%, 11/10/46	2,894,542	0.1
10,783,068	^	GS Mortgage Securities Corp. II, 2.509%, 05/10/45	902,163	0.0
2,710,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	2,491,075	0.1
3,400,000	#	GS Mortgage Securities Trust 2010-C2, 5.185%, 12/10/43	3,467,680	0.1
9,222		GSR Mortgage Loan Trust, 0.933%, 06/25/35	8,772	0.0
753,324		GSR Mortgage Loan Trust, 5.500%, 05/25/36	717,704	0.0
542,979		GSR Mortgage Loan Trust, 6.000%, 01/25/37	513,594	0.0
392,920		Homebanc Mortgage Trust, 1.293%, 08/25/29	365,467	0.0
2,837,699		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.643%, 04/25/46	2,080,653	0.1
883,931	#	Jefferies Resecuritization Trust 2009-R6, 2.759%, 03/26/36	861,051	0.0
645,205		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	521,358	0.0
1,810,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,753,314	0.1
5,699,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	5,333,869	0.2
17,385,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	348,465	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.585%, 05/15/41	649,086	0.0
42,459,585	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.591%, 01/15/46	655,134	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.458%, 07/15/46	2,468,489	0.1
2,490,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	2,459,424	0.1
1,093,642	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.430%, 10/15/37	1,097,197	0.0
1,960,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	1,935,394	0.1

1,410,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,362,290	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.368%, 06/12/41	1,289,360	0.0
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	746,989	0.0
1,369,099	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,412,849	0.1
39,157,387	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.703%, 06/15/45	2,476,016	0.1
3,002,911		JP Morgan Mortgage Trust 2005-A4 B1, 2.528%, 07/25/35	2,737,509	0.1
2,829,764		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,284,460	0.1
1,681,791	^	JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.203%, 10/15/48	112,973	0.0
17,961,858	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	88,539	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.192%, 02/15/40	1,563,729	0.1
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,777,511	0.1
1,130,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,131,357	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	1,928,703	0.1
6,095,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	6,079,154	0.2
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.876%, 06/15/38	718,067	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.876%, 06/15/38	2,083,412	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.019%, 09/15/39	835,407	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.019%, 09/15/39	820,759	0.0
3,490,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.115%, 07/15/40	3,520,516	0.1
64,394,585	#,^	LB-UBS Commercial Mortgage Trust, 0.669%, 11/15/38	130,360	0.0

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

211,069		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	222,962	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.093%, 10/15/36	1,129,689	0.0
1,960,000	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	1,983,177	0.1
1,986,626	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	2,007,396	0.1
2,427,543		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	2,261,151	0.1
2,326,797		Lehman XS Trust Series 2005-5N 1A2, 0.793%, 11/25/35	1,756,745	0.1
4,674,515		Lehman XS Trust Series 2006-14N 2A, 0.633%, 09/25/46	3,729,564	0.1
115,528		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	115,398	0.0
4,255,000		Merrill Lynch Mortgage Trust 2006-C2 AJ, 5.802%, 08/12/43	4,185,385	0.1
1,550,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.689%, 08/15/45	1,533,787	0.1
2,800,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	2,697,224	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.440%, 09/15/47	3,229,328	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.440%, 09/15/47	1,334,498	0.0
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	250,664	0.0
525,594	#	Morgan Stanley Dean Witter Capital I, 7.497%, 07/15/33	578,178	0.0
895,153	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	893,799	0.0
2,690,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,486,187	0.1
515,729	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.283%, 08/25/29	516,243	0.0
380,377		Prime Mortgage Trust, 5.500%, 03/25/37	344,066	0.0
210,395		Structured Adjustable Rate Mortgage Loan Trust, 2.868%, 09/25/34	208,415	0.0
7,473,384	#,^	UBS-Barclays Commercial Mortgage Trust, 1.664%, 05/10/63	436,360	0.0
1,062,323		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.568%, 01/15/45	1,061,128	0.0
6,850,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.896%, 05/15/43	6,836,653	0.2

2,180,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	2,178,739	0.1
6,840,000	Wachovia Bank Commercial Mortgage Trust Series, 5.896%, 05/15/43	6,835,233	0.2
3,465,739	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.758%, 10/20/35	3,121,182	0.1
991,997	WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	919,294	0.0
766,285	WaMu Mortgage Pass Through Certificates, 1.868%, 10/25/36	644,078	0.0
72,297,448	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.419%, 08/25/45	3,426,046	0.1
875,925	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.454%, 10/25/36	760,259	0.0
1,984,175	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.193%, 11/25/36	1,722,228	0.1
5,112,389	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.238%, 12/25/36	4,337,708	0.1
3,060,295	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.754%, 12/25/36	2,680,740	0.1
2,211,344	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.238%, 12/25/36	1,876,259	0.1
1,436,173	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.262%, 08/25/36	1,273,355	0.0
3,342,260	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	2,858,308	0.1
4,203,159	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.350%, 12/25/36	3,645,140	0.1
953,442	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.348%, 03/25/37	756,588	0.0
2,658,043	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.025%, 04/25/37	2,252,699	0.1
1,225,364	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.663%, 01/25/47	912,049	0.0

See Accompanying Notes to Financial Statements

25

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

3,186,388		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.333%, 11/25/35	2,232,492	0.1
2,914,204		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,572,557	0.1
2,177,467		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	2,060,596	0.1
2,812,232		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.341%, 06/25/46	1,934,399	0.1
3,640,567		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.311%, 08/25/46	2,326,573	0.1
2,538,585		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.753%, 01/25/47	1,905,829	0.1
2,437,929		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.863%, 06/25/37	1,747,294	0.1
2,647,691		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,394,605	0.1
21,710,000	^	Wells Fargo Commercial Mortgage Trust 2016-C33, 1.985%, 03/15/59	2,618,487	0.1
1,402,759		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.803%, 07/25/37	1,196,424	0.0
5,261,677	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.519%, 06/15/45	363,952	0.0
1,227,097		Wells Fargo Mortgage Backed Securities Trust, 3.401%, 04/25/36	1,125,594	0.0
27,409,502	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.407%, 03/15/48	1,747,274	0.1

	Total Collateralized Mortgage Obligations
	(Cost $359,499,368)		357,170,174	11.8

FOREIGN GOVERNMENT BONDS: 1.4%
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	363,262	0.0
1,968,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	1,687,560	0.1
1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	990,315	0.1
760,000		Colombia Government International Bond, 8.125%, 05/21/24	950,380	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	321,125	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	481,000	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	297,721	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	301,500	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	277,425	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	320,250	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	223,750	0.0
750,000		El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	731,550	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	201,260	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	242,467	0.0
383,000		Guatemala Government Bond, 8.125%, 10/06/34	492,347	0.0
156,000		Hungary Government International Bond, 5.375%, 02/21/23	173,216	0.0
416,000		Hungary Government International Bond, 7.625%, 03/29/41	590,678	0.0
1,500,000		Indonesia Government International Bond, 4.125%, 01/15/25	1,510,778	0.1
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	604,311	0.0
1,021,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	946,977	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	502,500	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,033,250	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	531,750	0.0
955,000		Lebanon Government International Bond, 6.000%, 01/27/23	935,442	0.1
400,000		Mexico Government International Bond, 4.000%, 10/02/23	420,000	0.0
500,000		Morocco Government International Bond, 4.250%, 12/11/22	512,062	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	614,475	0.0

See Accompanying Notes to Financial Statements

26

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

850,000		Namibia International Bonds, 5.500%, 11/03/21	888,250	0.0
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	338,625	0.0
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	207,113	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	183,847	0.0
1,325,000		Panama Government International Bond, 3.875%, 03/17/28	1,341,562	0.1
693,000		Panama Government International Bond, 6.700%, 01/26/36	887,040	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/23	391,175	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/43	664,303	0.0
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	865,040	0.0
948,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	483,954	0.0
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	319,875	0.0
550,000		Petroleos Mexicanos, 4.500%, 01/23/26	513,700	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	324,307	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,147,375	0.1
2,500,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	2,712,500	0.1
953,334		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	905,667	0.0
1,380,000		Poland Government International Bond, 3.250%, 04/06/26	1,378,206	0.1
831,250		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	811,508	0.0
600,000		Republic of Paraguay, 4.625%, 01/25/23	610,500	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	610,500	0.0
102,000		Romanian Government International Bond, 4.375%, 08/22/23	108,656	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	144,875	0.0
630,000	#	Serbia International Bond, 5.250%, 11/21/17	650,869	0.0
350,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	331,026	0.0
506,667		Tanzania Government International Bond, 6.892%, 03/09/20	514,267	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	908,299	0.1
800,000		Turkey Government International Bond, 4.875%, 10/09/26	811,862	0.0

800,000		Turkey Government International Bond, 6.000%, 01/14/41	864,835	0.0
200,000		Turkey Government International Bond, 6.250%, 09/26/22	222,855	0.0
2,083,000		Turkey Government International Bond, 7.375%, 02/05/25	2,501,683	0.1
2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	2,783,505	0.1
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	325,082	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	427,481	0.0
475,000		Vietnam Government International Bond, 6.750%, 01/29/20	528,737	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	229,500	0.0

	Total Foreign Government Bonds
	(Cost $44,575,676)		43,195,930	1.4

ASSET-BACKED SECURITIES: 7.4%
		Automobile Asset-Backed Securities: 1.0%
1,550,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,580,652	0.0
1,950,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,965,136	0.1
1,600,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	1,594,684	0.1
1,280,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	1,266,486	0.0
400,000		CarMax Auto Owner Trust 2015-2, 2.390%, 03/15/21	401,972	0.0
1,960,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	1,958,330	0.1
1,890,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	1,897,417	0.1
820,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	819,782	0.0
3,240,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	3,277,027	0.1
970,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	995,073	0.0
3,480,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,547,763	0.1
2,270,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,318,959	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	5,116,840	0.2

See Accompanying Notes to Financial Statements

27

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,940,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,969,932	0.1
			28,710,053	1.0

		Home Equity Asset-Backed Securities: 0.5%
9,682,140		Freddie Mac Structured Pass-Through Securities, 0.683%, 05/25/31	9,581,500	0.3
700,987	+	HSI Asset Loan Obligation Trust 2007-WF1 A6, 5.096%, 12/25/36	599,500	0.0
2,501,554		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 0.593%, 04/25/36	1,691,189	0.1
3,500,000		Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/35	3,324,579	0.1
38,562		Residential Asset Securities Corp., 1.033%, 06/25/32	31,109	0.0
			15,227,877	0.5

		Other Asset-Backed Securities: 5.9%
2,000,000	#	1776 CLO Ltd. 2006-1A D, 2.370%, 05/08/20	1,765,894	0.1
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 04/17/45	961,572	0.0
1,119,642	#,^	American Homes 4 Rent 2015-SFR1 XS, 04/17/52	–	–
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	1,062,988	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	1,220,698	0.0
7,076,333	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 10/17/45	–	–
3,500,000	#	Apidos Cinco CDO Ltd., 2.868%, 05/14/20	3,435,677	0.1
5,150,000	#	ARES XI CLO Ltd. 2007-11A C, 1.867%, 10/11/21	4,866,544	0.2
4,160,000	#	ARES XII CLO Ltd., 2.629%, 11/25/20	4,063,846	0.1
1,000,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	988,126	0.0
3,250,000	#	Atrium V, 1.308%, 07/20/20	3,133,182	0.1
650,000	#	Atrium V, 4.318%, 07/20/20	649,388	0.0
743,976	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	733,746	0.0
3,750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.332%, 03/17/21	3,602,989	0.1
3,163,188	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.879%, 10/23/21	3,103,160	0.1
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.962%, 08/01/21	1,449,613	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 1.032%, 08/01/21	1,188,884	0.0

1,500,000	#	Carlyle High Yield Partners IX Ltd., 2.232%, 08/01/21	1,398,802	0.0
37,149		Chase Funding Trust Series 2003-5 2A2, 1.033%, 07/25/33	33,449	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 2.235%, 03/01/21	3,142,586	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.635%, 03/01/21	2,044,422	0.1
2,556,456	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	2,519,247	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 1.298%, 12/19/18	1,927,680	0.1
2,000,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.872%, 10/15/21	1,958,948	0.1
6,000,000	#	Cornerstone CLO Ltd., 3.022%, 07/15/21	5,756,988	0.2
1,049,467		Countrywide Asset-Backed Certificates, 5.352%, 04/25/47	1,179,144	0.0
2,388,810	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,374,596	0.1
2,750,897	#	DRB Prime Student Loan Trust 2015-D, 3.200%, 01/25/40	2,730,011	0.1
3,012,156		FBR Securitization Trust, 1.116%, 10/25/35	2,577,466	0.1
1,500,000	#	Flagship CLO V, 1.323%, 09/20/19	1,449,451	0.0
2,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.123%, 12/20/20	2,657,476	0.1
146,777	#	Fraser Sullivan CLO II Ltd., 1.023%, 12/20/20	146,245	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.343%, 12/20/20	1,478,589	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 2.123%, 12/20/20	3,148,850	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 2.020%, 04/19/21	1,403,781	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.866%, 05/01/22	2,003,021	0.1
1,500,000	#	GoldenTree Loan Opportunities V Ltd., 3.870%, 10/18/21	1,478,581	0.1
1,162,580	#	GSC Group CDO Fund VIII Ltd, 1.370%, 04/17/21	1,157,955	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.521%, 10/28/19	1,727,000	0.1
3,100,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 4.071%, 10/28/19	3,099,963	0.1
2,075,000	#	Gulf Stream - Compass CLO, 2.621%, 10/28/19	2,055,427	0.1
2,000,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 3.039%, 06/17/21	1,929,778	0.1
650,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.315%, 11/26/20	638,238	0.0
3,768,673	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,740,407	0.1

See Accompanying Notes to Financial Statements

28

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

3,930,695	#	HERO Funding Trust 2015-3A A, 4.280%, 09/20/41	3,897,087	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.588%, 06/17/32	2,352,635	0.1
1,500,000	#	Kingsland III Ltd., 1.275%, 08/24/21	1,415,229	0.0
2,110,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	2,109,897	0.1
2,450,000	#	KKR Financial CLO 2007-1 Ltd., 2.868%, 05/15/21	2,394,218	0.1
1,212,457	#	Latitude CLO II Corp., 1.434%, 12/15/18	1,194,411	0.0
2,750,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.380%, 03/25/20	2,749,964	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,612,100	0.1
2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.069%, 10/25/20	1,934,882	0.1
1,495,350	#	Madison Park Funding IV Ltd., 4.224%, 03/22/21	1,362,162	0.0
1,500,000	#	Madison Park Funding Ltd., 2.430%, 03/25/20	1,454,074	0.1
1,500,000	#	Madison Park Funding Ltd., 3.869%, 07/26/21	1,438,337	0.0
3,250,000	#	Madison Park Funding Ltd., 5.869%, 07/26/21	3,160,345	0.1
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 4.135%, 02/26/21	1,141,921	0.0
2,213,739	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	2,177,766	0.1
2,226,883	#	Marketplace Loan Trust Series 2015-AV2, 4.000%, 10/15/21	2,190,696	0.1
1,000,000	#	Momentum Capital Fund Ltd, 7.620%, 09/18/21	999,926	0.0
4,450,000	#	Momentum Capital Fund Ltd., 2.020%, 09/18/21	4,384,803	0.1
4,500,000	#	MSIM Peconic Bay Ltd., 2.624%, 07/20/19	4,473,837	0.1
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.619%, 03/25/20	5,316,581	0.2
2,000,000	#	Muir Grove CLO Ltd., 3.619%, 03/25/20	1,977,700	0.1
2,750,000	#	Oak Hill Credit Partners V Ltd., 5.620%, 04/16/21	2,752,032	0.1
1,500,000	#	Ocean Trails CLO I, 1.371%, 10/12/20	1,420,593	0.0
1,040,000		Popular ABS Mortgage Pass-Through Trust 2005-D, 4.300%, 01/25/36	1,030,252	0.0
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,774,108	0.1
4,000,000	#	Progress Residential 2015-SFR3 Trust, 4.327%, 11/12/32	4,008,404	0.1
2,780,000	#	Purchasing Power Funding 2015-A A2, 4.750%, 12/25/49	2,766,100	0.1
1,850,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.934%, 06/15/20	1,800,500	0.1

3,573,391		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.673%, 03/25/36	3,103,385	0.1
2,000,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.174%, 04/20/21	1,904,352	0.1
3,125,384	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	3,082,952	0.1
3,620,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	3,584,883	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.935%, 06/11/21	1,683,364	0.1
2,000,000	#	Symphony CLO VII Ltd. 2011-7A F, 6.021%, 07/28/21	1,996,076	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 2.317%, 10/11/21	1,961,928	0.1
2,500,000	#	Telos CLO 2006-1A E Ltd., 4.867%, 10/11/21	2,496,773	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.822%, 04/15/22	536,942	0.0
2,100,000	#	Trade MAPS 1 Ltd., 2.692%, 12/10/18	2,083,561	0.1
			178,709,184	5.9

	Total Asset-Backed Securities
	(Cost $225,103,027)		222,647,114	7.4

U.S. TREASURY OBLIGATIONS: 20.5%
		U.S. Treasury Bonds: 8.0%
98,718,000	L	1.625%, due 02/15/26	97,337,528	3.2
134,193,000		3.000%, due 11/15/45	144,928,440	4.8
			242,265,968	8.0

		U.S. Treasury Notes: 12.5%
105,048,000		0.875%, due 03/31/18	105,357,787	3.5
17,000		1.000%, due 12/31/17	17,082	0.0
30,939,000		1.000%, due 03/15/19	31,067,118	1.0
136,827,000		1.250%, due 03/31/21	137,035,388	4.5
246,000		1.375%, due 01/31/21	247,864	0.0
106,329,000		1.500%, due 02/28/23	106,071,471	3.5
699,000		1.750%, due 01/31/23	708,912	0.0
			380,505,622	12.5

	Total U.S. Treasury Obligations
	(Cost $619,766,603)		622,771,590	20.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 36.2%
		Federal Home Loan Mortgage Corporation: 12.3%##
25,791,000	W	2.500%, due 05/01/28	26,430,291	0.9
1,606,372		2.500%, due 05/01/30	1,654,796	0.1
1,882,116		2.500%, due 05/01/30	1,937,665	0.1
2,340,136		2.500%, due 06/01/30	2,409,235	0.1
1,728,507		2.500%, due 12/15/32	1,658,804	0.1
12,933		2.507%, due 05/01/37	13,681	0.0
8,844,000	W	3.000%, due 11/15/26	9,229,543	0.3
1,181,384		3.000%, due 02/01/27	1,240,122	0.0
2,131,437		3.000%, due 02/01/27	2,237,369	0.1
14,783,996	^	3.000%, due 02/15/33	1,912,761	0.1
6,381,269		3.000%, due 04/15/33	6,516,411	0.2
1,916,000		3.000%, due 08/15/40	1,962,043	0.1
8,042,000	W	3.000%, due 05/01/43	8,217,604	0.3
3,377,183		3.000%, due 03/01/45	3,464,600	0.1
3,438,897		3.000%, due 03/01/45	3,525,036	0.1

See Accompanying Notes to Financial Statements

29

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

8,683,706		3.000%, due 04/01/45	8,901,221	0.3
8,600,380		3.000%, due 04/01/45	8,822,997	0.3
20,595,022		3.000%, due 09/01/45	21,110,897	0.7
1,000,000		3.500%, due 09/15/39	1,066,035	0.0
29,726,000	W	3.500%, due 08/15/41	31,062,562	1.0
4,813,942		3.500%, due 03/01/45	5,060,744	0.2
19,942,000		3.500%, due 03/01/46	20,897,416	0.7
159,395		3.536%, due 03/15/38	164,969	0.0
1,214,723	^^	4.000%, due 01/15/36	1,186,915	0.0
2,268,603		4.000%, due 10/01/41	2,427,183	0.1
3,540,707		4.000%, due 12/01/41	3,788,726	0.1
7,396,827	^	4.000%, due 04/15/43	1,312,560	0.0
4,428,430		4.000%, due 08/01/44	4,732,608	0.2
6,092,208		4.000%, due 06/01/45	6,516,326	0.2
3,164,069		4.000%, due 07/01/45	3,381,583	0.1
3,964,585		4.000%, due 09/01/45	4,240,584	0.1
24,037,145		4.000%, due 09/01/45	25,692,061	0.9
7,214,713		4.000%, due 09/01/45	7,709,203	0.3
10,176,274		4.000%, due 09/01/45	10,884,713	0.4
5,408,643		4.000%, due 09/01/45	5,785,186	0.2
7,407,086		4.000%, due 09/01/45	7,916,162	0.3
17,747,472		4.000%, due 10/01/45	18,969,363	0.6
4,187,271		4.250%, due 05/15/44	4,827,470	0.2
5,620,596		4.250%, due 05/15/44	6,468,687	0.2
25,000,000		4.500%, due 05/15/38	26,976,925	0.9
5,309,882	^	4.500%, due 12/15/40	757,332	0.0
413,263		4.500%, due 08/01/41	448,913	0.0
1,726,546		4.500%, due 08/01/41	1,882,405	0.1
2,378,925		4.500%, due 09/01/41	2,593,665	0.1
2,162,176		4.500%, due 10/01/41	2,362,673	0.1
877,376		4.500%, due 01/15/42	972,492	0.0
4,100,902	^	4.500%, due 08/15/43	691,933	0.0
2,358,757		4.500%, due 03/01/44	2,573,724	0.1
154,267		5.000%, due 12/15/17	158,097	0.0
2,240,743		5.000%, due 08/15/34	2,464,772	0.1
789,455		5.000%, due 02/15/35	873,297	0.0
177,919		5.000%, due 02/15/35	184,104	0.0
616,256		5.000%, due 02/15/35	681,453	0.0
253,202		5.000%, due 01/01/41	279,718	0.0
2,846,651		5.000%, due 04/01/41	3,153,392	0.1
706,372	^	5.204%, due 03/15/33	785,314	0.0
1,206,281		5.495%, due 07/25/33	1,402,053	0.1
560,503		5.500%, due 11/15/22	596,865	0.0
718,616		5.500%, due 12/15/32	808,775	0.0
371,193		5.500%, due 09/15/34	416,536	0.0
2,790,644		5.500%, due 02/15/36	3,132,683	0.1
1,405,063		5.500%, due 08/15/36	1,597,571	0.1
964,047		5.500%, due 06/15/37	1,090,502	0.0
71,973		5.500%, due 07/01/37	81,061	0.0
1,423,906		5.500%, due 07/15/37	1,599,939	0.1
3,925,317		5.500%, due 11/01/38	4,435,710	0.1
6,856,146	^	5.564%, due 05/15/36	606,624	0.0
4,205,369	^	5.564%, due 08/15/42	787,390	0.0
3,153,711	^	5.614%, due 07/15/40	476,431	0.0
19,255,370	^	5.614%, due 01/15/41	3,216,290	0.1
14,369,959	^	5.664%, due 09/15/44	2,644,971	0.1
5,317		6.000%, due 12/01/28	6,022	0.0
20,105		6.000%, due 01/01/29	22,775	0.0
251,133		6.000%, due 01/15/29	288,951	0.0
276,003		6.000%, due 01/15/29	315,343	0.0
1,750,542		6.000%, due 04/15/29	2,008,027	0.1
309,347		6.000%, due 07/15/32	352,810	0.0
277,310	^	6.000%, due 04/15/33	63,307	0.0
1,635,167		6.000%, due 05/15/36	1,860,984	0.1
968,190		6.000%, due 07/15/36	1,108,062	0.0
1,462,460		6.000%, due 10/15/37	1,619,939	0.1
971,091		6.000%, due 11/15/37	1,078,955	0.0
6,722,565	^	6.014%, due 08/15/36	1,358,052	0.0
4,083,636	^	6.049%, due 06/15/36	683,243	0.0
3,182,522	^	6.114%, due 05/15/41	690,227	0.0

5,539,823	^	6.164%, due 09/15/34	585,968	0.0
1,858,004	^	6.264%, due 10/15/34	202,101	0.0
13,966,134	^	6.294%, due 10/15/35	2,742,235	0.1
11,250		6.500%, due 01/01/24	12,815	0.0
11,761		6.500%, due 12/01/31	13,696	0.0
1,116,857		6.500%, due 09/01/34	1,330,004	0.0
6,178		7.000%, due 11/01/31	6,429	0.0
6,598		7.000%, due 03/01/32	7,871	0.0
			372,427,558	12.3

		Federal National Mortgage Association: 17.7%##
64,012		0.567%, due 01/25/32	64,507	0.0
47,505		0.700%, due 10/25/33	48,023	0.0
763,098		1.934%, due 06/25/33	770,695	0.0
240,811		2.243%, due 07/01/35	253,181	0.0
14,197,000	W	2.500%, due 11/25/26	14,548,598	0.5
3,155,532		2.500%, due 05/01/30	3,247,579	0.1
7,219,936		2.500%, due 06/01/30	7,423,218	0.3
4,727,489		2.500%, due 06/01/30	4,860,562	0.2
2,921,058		2.500%, due 07/01/30	3,003,328	0.1
3,019,000		2.500%, due 12/25/41	2,806,827	0.1
4,052,809		3.000%, due 08/01/30	4,249,296	0.2
2,519,144		3.000%, due 09/01/30	2,643,346	0.1
30,945,000	W	3.000%, due 05/01/43	31,679,942	1.1
4,070,497		3.000%, due 05/01/43	4,185,633	0.1
5,303,157		3.000%, due 07/01/43	5,453,060	0.2
1,318,819		3.000%, due 09/01/43	1,356,128	0.1
17,566,940		3.000%, due 04/01/45	18,048,674	0.6
9,322,098	^	3.500%, due 06/25/42	1,171,657	0.0
2,369,298	^	3.500%, due 06/25/42	336,121	0.0
10,399,980		3.500%, due 10/01/42	10,932,500	0.4
197,010,000	W	3.500%, due 04/01/44	206,575,765	6.8
202,367	^	4.000%, due 11/01/18	7,502	0.0
4,569,323	^	4.000%, due 04/25/41	502,163	0.0
1,188,313		4.000%, due 03/01/42	1,273,303	0.1
3,845,754		4.000%, due 07/01/42	4,118,958	0.1
611,430		4.000%, due 07/01/42	655,242	0.0
3,680,178		4.000%, due 07/01/42	3,942,815	0.1
3,329,411		4.000%, due 01/01/45	3,559,461	0.1
3,233,275		4.000%, due 03/01/45	3,456,769	0.1
31,174,552		4.000%, due 05/01/45	33,410,768	1.1
4,839,918		4.000%, due 06/01/45	5,187,775	0.2
6,362,959		4.000%, due 08/01/45	6,806,378	0.2
1,167,962		4.000%, due 11/01/45	1,248,375	0.1
3,499,502		4.250%, due 11/01/43	3,787,583	0.1
2,882,991		4.500%, due 10/25/34	3,146,030	0.1
4,339,647		4.500%, due 10/25/36	4,742,244	0.2
9,128,000	W	4.500%, due 04/25/39	9,933,831	0.3
511,129		4.500%, due 11/01/40	558,112	0.0
882,721		4.500%, due 11/01/40	964,341	0.0
9,576		4.500%, due 12/01/40	10,461	0.0
14,047		4.500%, due 12/01/40	15,371	0.0
15,434		4.500%, due 01/01/41	16,852	0.0
17,257		4.500%, due 01/01/41	18,845	0.0
1,274,130		4.500%, due 10/01/41	1,391,023	0.1
277,985		5.000%, due 06/01/33	309,070	0.0
45,118		5.000%, due 09/01/33	50,167	0.0
1,873,596		5.000%, due 09/25/33	2,093,154	0.1
162,549		5.000%, due 11/01/33	180,751	0.0
34,658		5.000%, due 03/01/34	38,539	0.0
54,909		5.000%, due 03/01/34	61,059	0.0
164,779		5.000%, due 07/25/34	167,671	0.0
364,341		5.000%, due 02/01/35	405,090	0.0
7,361,698		5.000%, due 04/25/35	8,218,498	0.3
250,781		5.000%, due 06/01/35	278,662	0.0
14,377		5.000%, due 06/01/35	15,975	0.0
143,637		5.000%, due 07/01/35	159,574	0.0
589,778		5.000%, due 07/01/35	655,677	0.0
746,998		5.000%, due 08/01/35	828,630	0.0
64,205		5.000%, due 10/01/35	71,135	0.0

See Accompanying Notes to Financial Statements

30

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,325,022		5.000%, due 10/01/35	1,468,569	0.1
681,115		5.000%, due 02/01/36	755,318	0.0
10,271		5.000%, due 03/01/36	11,388	0.0
132,463		5.000%, due 03/01/36	146,878	0.0
22,899		5.000%, due 05/01/36	25,388	0.0
14,146		5.000%, due 06/01/36	15,683	0.0
489,126		5.000%, due 07/01/36	543,880	0.0
668,080		5.000%, due 07/01/37	742,997	0.0
8,007,440		5.000%, due 07/01/39	8,937,179	0.3
379,624		5.000%, due 11/01/40	421,928	0.0
4,777,617		5.000%, due 04/25/41	5,396,408	0.2
175,284		5.000%, due 05/01/41	194,550	0.0
844,684		5.000%, due 06/01/41	937,529	0.0
483,953		5.000%, due 06/01/41	537,106	0.0
9,074		5.500%, due 02/01/18	9,331	0.0
2,338,346		5.500%, due 10/25/33	2,675,083	0.1
1,221,546		5.500%, due 02/25/34	1,385,177	0.1
2,801,061		5.500%, due 07/25/34	3,187,148	0.1
398,354		5.500%, due 08/25/34	415,465	0.0
359,431		5.500%, due 03/01/37	405,791	0.0
366,168		5.500%, due 06/01/39	415,422	0.0
3,523,229		5.500%, due 10/01/39	3,983,144	0.1
53,436,318	^	5.500%, due 03/25/45	10,712,731	0.4
24,331,892		5.577%, due 02/25/49	26,868,450	0.9
17,623,250	^	5.637%, due 11/25/40	2,648,995	0.1
5,723,379	^	5.717%, due 11/25/39	960,455	0.0
15,064,543	^	5.717%, due 11/25/42	3,272,435	0.1
5,305,735	^	5.767%, due 10/25/32	1,061,766	0.0
17,644,998	^	5.767%, due 06/25/33	3,691,554	0.1
14,477,988	^	5.767%, due 10/25/42	3,175,958	0.1
12,793,011	^	5.767%, due 02/25/43	2,346,990	0.1
6,045,332	^	5.767%, due 08/25/43	1,197,292	0.1
16,756,416	^	5.817%, due 02/25/33	3,512,502	0.1
8,817,678	^	5.967%, due 10/25/37	1,810,810	0.1
14,268,983	^	5.967%, due 05/25/40	2,537,204	0.1
1,142		6.000%, due 08/01/16	1,144	0.0
30		6.000%, due 12/01/16	30	0.0
2,109		6.000%, due 03/01/17	2,129	0.0
32,067		6.000%, due 09/01/17	32,661	0.0
1,501		6.000%, due 11/01/17	1,526	0.0
4,980		6.000%, due 10/01/18	5,150	0.0
345,646		6.000%, due 07/25/29	391,413	0.0
266,194		6.000%, due 04/25/31	305,168	0.0
497,619	^	6.000%, due 08/25/33	111,541	0.0
140,852		6.000%, due 09/01/36	160,597	0.0
154,140		6.000%, due 02/25/37	169,075	0.0
805,320		6.000%, due 05/01/38	897,170	0.0
4,084,017	^	6.017%, due 05/25/40	686,689	0.0
6,012,980	^	6.117%, due 04/25/39	1,174,080	0.0
6,197,442	^	6.117%, due 09/25/40	1,140,717	0.0
15,777,660	^	6.167%, due 04/25/31	2,354,365	0.1
4,832,636	^	6.167%, due 10/25/41	859,609	0.0
12,710,583	^	6.187%, due 06/25/40	2,011,972	0.1
555,881	^	6.267%, due 08/25/26	80,085	0.0
3,809,026	^	6.267%, due 07/25/42	773,554	0.0
2,003,968	^	6.307%, due 01/25/37	446,265	0.0
7,132,724	^	6.317%, due 10/25/35	1,384,331	0.1
3,475		6.500%, due 02/01/28	3,977	0.0
690		6.500%, due 09/01/31	790	0.0
233		6.500%, due 09/01/31	266	0.0
23,820		6.500%, due 11/01/31	27,304	0.0
9,052		6.500%, due 04/01/32	10,361	0.0
5,103		6.500%, due 08/01/32	5,841	0.0
2,213		6.500%, due 08/01/32	2,533	0.0
12,422		6.500%, due 01/01/33	14,219	0.0
17,483		6.500%, due 02/01/33	20,010	0.0
13,546		7.000%, due 12/01/27	14,307	0.0
3,620		7.000%, due 10/01/31	4,103	0.0
4,665		7.000%, due 03/01/32	5,427	0.0
3,705,080	^	7.217%, due 07/25/33	828,639	0.0

526,011	^	7.244%, due 02/17/29	85,945	0.0
2,366		7.500%, due 09/01/30	2,910	0.0
2,282		7.500%, due 10/01/30	2,289	0.0
6,823		7.500%, due 09/01/31	8,625	0.0
19,268		7.500%, due 02/01/32	20,946	0.0
754,502		18.609%, due 08/25/32	896,011	0.0
370,545		21.354%, due 01/25/35	457,047	0.0
48,957		26.868%, due 02/25/34	61,711	0.0
393,417		31.285%, due 11/25/36	728,638	0.0
			538,546,168	17.7

		Government National Mortgage Association: 6.2%
9,867,383		3.000%, due 11/20/45	10,237,953	0.4
16,192,195		3.000%, due 01/20/46	16,800,293	0.6
91,962,000	W	3.500%, due 12/20/41	97,199,524	3.2
695,461		4.000%, due 11/20/40	749,818	0.0
594,656		4.000%, due 10/20/41	632,950	0.0
6,691,466		4.000%, due 10/20/45	7,165,989	0.3
3,424,522		4.000%, due 03/20/46	3,688,993	0.1
5,928,321	^	4.500%, due 01/16/29	729,405	0.0
4,463,279		4.500%, due 05/16/39	4,856,262	0.2
2,279,385		4.500%, due 05/20/39	2,525,857	0.1
791,022		4.500%, due 10/15/39	874,475	0.0
657,945		4.500%, due 11/15/39	726,892	0.0
615,153		4.500%, due 11/15/39	679,616	0.0
185,457		4.500%, due 12/15/39	205,024	0.0
188,764		4.500%, due 08/20/41	205,548	0.0
2,603,239	^	4.500%, due 09/20/41	411,053	0.0
1,827,000		4.750%, due 05/20/39	2,030,101	0.1
10,347,903	^	4.909%, due 05/16/41	1,704,563	0.1
1,844,845	^	5.000%, due 04/20/40	694,992	0.0
998,552		5.140%, due 10/20/60	1,063,976	0.1
19,575,453	^	5.159%, due 04/16/44	3,190,513	0.1
12,267,556	^	5.168%, due 12/20/44	2,021,404	0.1
1,209,473		5.288%, due 10/20/60	1,297,453	0.1
4,221,918	^	5.418%, due 06/20/40	634,607	0.0
18,307,091	^	5.500%, due 11/20/43	3,877,028	0.1
741,642		5.500%, due 03/20/60	792,974	0.0
21,949,258	^	5.618%, due 07/20/39	3,659,018	0.1
25,798,774	^	5.659%, due 05/16/40	3,996,349	0.1
16,368,881	^	5.759%, due 12/16/39	2,237,656	0.1
1,274,688	^	5.768%, due 06/20/38	116,011	0.0
2,613,856	^	5.768%, due 04/20/39	475,675	0.0
9,009,535	^	5.868%, due 05/20/39	869,613	0.0
1,868,146	^	5.968%, due 04/20/38	324,463	0.0
976,204	^	6.059%, due 05/16/38	183,200	0.0
2,561,411	^	6.118%, due 01/20/38	505,726	0.0
12,331,080	^	6.188%, due 08/20/40	2,828,568	0.1
5,175,794	^	6.209%, due 09/16/40	1,048,396	0.0
23,854,369	^	6.268%, due 07/20/37	5,344,636	0.2
1,643,163	^	6.329%, due 02/16/35	335,442	0.0
44,290	^	7.809%, due 06/16/31	3,020	0.0
			186,925,036	6.2

	Total U.S. Government Agency Obligations
	(Cost $1,079,239,690)		1,097,898,762	36.2

	Total Long-Term Investments
	(Cost $3,328,424,414)		3,358,071,531	110.7

See Accompanying Notes to Financial Statements

31

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 2.9%
21,262,472	Bank of Nova Scotia, Repurchase Agreement dated 03/31/16, 0.32%, due 04/01/16 (Repurchase Amount $21,262,658, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-4.500%, Market Value plus accrued interest $21,687,916, due 04/15/17-03/01/46)	21,262,472	0.7
7,682,709	Cantor Fitzgerald, Repurchase Agreement dated 03/31/16, 0.35%, due 04/01/16 (Repurchase Amount $7,682,783, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,836,363, due 04/25/16-01/20/66)	7,682,709	0.2
21,262,472	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $21,262,664, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $21,687,721, due 04/01/16-02/20/61)	21,262,472	0.7
21,262,472	Millenium Fixed Income Ltd., Repurchase Agreement dated 03/31/16, 0.35%, due 04/01/16 (Repurchase Amount $21,262,676, collateralized by various U.S. Government Securities, 0.875%-3.625%, Market Value plus accrued interest $21,687,723, due 08/15/17-02/15/44)	21,262,472	0.7
12,382,420	Mitsubishi UFJ Securities USA Inc., Repurchase Agreement dated 03/31/16, 0.32%, due 04/01/16 (Repurchase Amount $12,382,529, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.875%-6.000%, Market Value plus accrued interest $12,630,085, due 03/31/18-08/01/48)	12,382,420	0.4

5,671,438	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/16, 0.38%, due 04/01/16 (Repurchase Amount $5,671,497, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,796,333, due 04/15/18-01/15/29)	5,671,438	0.2
		89,523,983	2.9

Shares		Value	Percentage of Net Assets
		Repurchase Agreement: 0.0%
409,000	Deutsche Bank Repurchase Agreement dated 3/31/16, 0.300%, due 4/01/16, $409,003 to be received upon repurchase (Collateralized by $409,800, NOTE, 1.500%, Market Value plus accrued interest $417,228 due 5/31/2020)""
	(Cost $409,000)	409,000	0.0

		Mutual Funds: 3.7%
110,908,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%††
	(Cost $110,908,000)	110,908,000	3.7

	Total Short-Term Investments
	(Cost $200,840,983)	200,840,983	6.6

	Total Investments in Securities (Cost $3,529,265,397)	$3,558,912,514	117.3
	Liabilities in Excess of Other Assets	(524,836,234)	(17.3)
	Net Assets	$3,034,076,280	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at March 31, 2016.

See Accompanying Notes to Financial Statements

32

VOYA INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $3,530,894,097.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,511,834
Gross Unrealized Depreciation	(27,493,417)

Net Unrealized Appreciation	$28,018,417

See Accompanying Notes to Financial Statements

33

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 55.7%
		Basic Materials: 1.4%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	585,821	0.4
160,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	158,928	0.1
580,000		Monsanto Co., 1.150%, 06/30/17	579,075	0.4
329,000		PPG Industries, Inc., 2.300%, 11/15/19	334,015	0.3
189,000		Valspar Corp./The, 6.050%, 05/01/17	197,176	0.2
			1,855,015	1.4

		Communications: 3.3%
395,000		Alibaba Group Holding Ltd, 1.625%, 11/28/17	395,550	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	337,081	0.3
500,000		AT&T, Inc., 1.750%, 01/15/18	501,861	0.4
257,000		British Telecommunications PLC, 5.950%, 01/15/18	277,282	0.2
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	530,000	0.4
140,000		Cisco Systems, Inc., 1.650%, 06/15/18	142,172	0.1
342,000		Comcast Corp., 6.300%, 11/15/17	369,847	0.3
414,000		eBay, Inc., 1.350%, 07/15/17	413,302	0.3
140,000		eBay, Inc., 2.500%, 03/09/18	142,354	0.1
300,000		Sprint Nextel Corp., 6.000%, 12/01/16	299,625	0.2
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,428	0.2
409,000		Verizon Communications, Inc., 2.625%, 02/21/20	421,259	0.3
261,000		Vodafone Group PLC, 5.625%, 02/27/17	271,614	0.2
			4,357,375	3.3

		Consumer, Cyclical: 4.9%
193,000		American Honda Finance Corp., 1.200%, 07/14/17	193,391	0.2
486,000		American Honda Finance Corp., 2.250%, 08/15/19	497,676	0.4
190,000		CVS Health Corp., 2.250%, 08/12/19	194,952	0.2
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	375,598	0.3
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	433,386	0.3
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	561,828	0.4
450,000		General Motors Financial Co., Inc., 2.625%, 07/10/17	452,907	0.3
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	300,565	0.2
176,000		Johnson Controls, Inc., 1.400%, 11/02/17	175,865	0.1
500,000		Lennar Corp., 4.750%, 12/15/17	513,750	0.4
350,000		McDonald's Corp., 2.100%, 12/07/18	357,392	0.3
300,000		MGM Mirage, 7.500%, 06/01/16	302,625	0.2
250,000		Newell Rubbermaid, Inc., 2.600%, 03/29/19	253,865	0.2
210,000		PACCAR Financial Corp., 1.450%, 03/09/18	210,551	0.2
250,000		PACCAR Financial Corp., 1.750%, 08/14/18	251,445	0.2
480,000		Southwest Airlines Co., 2.650%, 11/05/20	490,137	0.4
314,000		Southwest Airlines Co., 2.750%, 11/06/19	323,384	0.2
251,000		Toyota Motor Credit Corp., 1.450%, 01/12/18	252,371	0.2
313,000		Whirlpool Corp., 1.650%, 11/01/17	313,829	0.2
			6,455,517	4.9

		Consumer, Non-cyclical: 12.4%
600,000	L	Abbott Laboratories, 2.000%, 03/15/20	609,077	0.5
249,000		AbbVie, Inc., 1.750%, 11/06/17	250,269	0.2
330,000		AbbVie, Inc., 1.800%, 05/14/18	332,430	0.3
345,000		Actavis Funding SCS, 2.350%, 03/12/18	349,213	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	503,253	0.4
650,000		Altria Group, Inc., 2.625%, 01/14/20	672,677	0.5
521,000		AmerisourceBergen Corp., 1.150%, 05/15/17	519,636	0.4
250,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	253,721	0.2
164,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	177,470	0.1
250,000		AstraZeneca PLC, 1.750%, 11/16/18	252,567	0.2
310,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	319,379	0.2
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	302,589	0.2
270,000	#	Baxalta, Inc., 2.000%, 06/22/18	268,006	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	335,020	0.3
329,000		Beam, Inc., 1.875%, 05/15/17	330,695	0.2
253,000		Becton Dickinson and Co., 1.450%, 05/15/17	253,492	0.2
276,000		Becton Dickinson and Co., 1.800%, 12/15/17	277,299	0.2

See Accompanying Notes to Financial Statements

34

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

180,000		Cardinal Health, Inc., 1.950%, 06/15/18	180,962	0.1
260,000		Celgene Corp., 2.125%, 08/15/18	263,133	0.2
417,000		Diageo Capital PLC, 1.500%, 05/11/17	419,208	0.3
195,000		Eli Lilly & Co., 1.250%, 03/01/18	196,496	0.1
200,000		Express Scripts Holding Co., 1.250%, 06/02/17	199,659	0.2
90,000		Gilead Sciences, Inc., 1.850%, 09/04/18	91,633	0.1
351,000		Gilead Sciences, Inc., 2.350%, 02/01/20	359,457	0.3
300,000	L	Hertz Corp., 6.750%, 04/15/19	305,097	0.2
520,000	#	HJ Heinz Co., 2.000%, 07/02/18	525,170	0.4
500,000		Jarden Corp., 7.500%, 05/01/17	503,500	0.4
440,000		JM Smucker Co., 1.750%, 03/15/18	442,024	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	215,884	0.2
250,000		Kroger Co/The, 2.000%, 01/15/19	253,710	0.2
204,000		The Kroger Co., 6.400%, 08/15/17	218,110	0.2
303,000		McKesson Corp., 1.292%, 03/10/17	303,630	0.2
379,000		Medtronic, Inc., 0.875%, 02/27/17	378,886	0.3
223,000		Medtronic, Inc., 2.500%, 03/15/20	230,979	0.2
220,000		PepsiCo, Inc., 1.250%, 04/30/18	221,772	0.2
462,000		Philip Morris International, Inc., 1.250%, 11/09/17	464,507	0.4
240,000		Reynolds American, Inc., 2.300%, 06/12/18	244,955	0.2
550,000		Sanofi, 1.250%, 04/10/18	553,120	0.4
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	531,875	0.4
200,000		St Jude Medical, Inc., 2.800%, 09/15/20	204,810	0.2
160,000		St Jude Medical, Inc., 2.000%, 09/15/18	161,872	0.1
235,000		Stryker Corp., 2.000%, 03/08/19	237,505	0.2
300,000		Tenet Healthcare Corp., 6.250%, 11/01/18	321,000	0.2
183,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	184,161	0.1
303,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	304,699	0.2
160,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	162,580	0.1
350,000		Ventas Realty L.P., 1.250%, 04/17/17	348,651	0.3
287,000		WellPoint, Inc., 2.250%, 08/15/19	288,855	0.2
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,809	0.3
245,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	245,731	0.2
331,000		Zoetis, Inc., 1.875%, 02/01/18	330,870	0.2
			16,261,103	12.4

		Energy: 3.8%
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,215	0.1
287,000		BP Capital Markets PLC, 2.521%, 01/15/20	291,657	0.2
390,000		Chevron Corp., 1.365%, 03/02/18	391,544	0.3
231,000		Chevron Corp., 1.790%, 11/16/18	233,914	0.2
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	499,900	0.4
170,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	164,664	0.1
330,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	329,010	0.2
370,000		Exxon Mobil Corp., 1.708%, 03/01/19	374,736	0.3
314,000	L	Hess Corp., 1.300%, 06/15/17	310,414	0.2
357,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	353,346	0.3
219,000		Shell International Finance BV, 1.625%, 11/10/18	220,090	0.2
170,000		Shell International Finance BV, 2.125%, 05/11/20	171,790	0.1
312,000		Statoil ASA, 1.250%, 11/09/17	311,851	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	202,808	0.2
500,000		Tesoro Corp., 4.250%, 10/01/17	510,000	0.4
250,000		Total Capital International SA, 1.550%, 06/28/17	251,074	0.2
215,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	214,776	0.2
			4,966,789	3.8

		Financial: 23.8%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	637,750	0.5
210,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	211,539	0.2
280,000		Chubb INA Holdings, Inc., 5.700%, 02/15/17	291,060	0.2
357,000		Air Lease Corp., 2.125%, 01/15/18	354,322	0.3
500,000		Ally Financial, Inc., 5.500%, 02/15/17	510,410	0.4
191,000		American Express Credit Corp., 1.550%, 09/22/17	191,667	0.1
370,000		American Express Credit Corp., 1.800%, 07/31/18	371,774	0.3
260,000		Bank of America Corp., 1.950%, 05/12/18	260,467	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,119,549	0.8
415,000		Bank of Montreal, 1.300%, 07/14/17	415,474	0.3
260,000		Bank of Montreal, 1.800%, 07/31/18	261,167	0.2
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	506,838	0.4

See Accompanying Notes to Financial Statements

35

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

295,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	293,524	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	339,978	0.3
900,000		BB&T Corp., 1.600%, 08/15/17	901,470	0.7
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	500,875	0.4
140,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	142,346	0.1
342,000		BPCE SA, 1.625%, 02/10/17	342,242	0.3
250,000		Capital One Financial Corp., 2.350%, 08/17/18	251,460	0.2
385,000		Charles Schwab Corp., 1.500%, 03/10/18	387,521	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	510,000	0.4
200,000		Citigroup, Inc., 1.850%, 11/24/17	200,549	0.1
533,000		Citigroup, Inc., 2.050%, 12/07/18	535,674	0.4
258,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	256,736	0.2
315,000		Comerica, Inc., 2.125%, 05/23/19	312,113	0.2
303,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	303,000	0.2
345,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	345,448	0.3
630,000		Compass Bank, 1.850%, 09/29/17	631,111	0.5
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	444,840	0.3
360,000		Credit Suisse/New York NY, 1.700%, 04/27/18	358,591	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	497,688	0.4
150,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	150,492	0.1
400,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	403,452	0.3
223,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	228,802	0.2
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	649,601	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	432,171	0.3
250,000		Huntington National Bank, 2.200%, 11/06/18	251,225	0.2
350,000	#	ING Bank NV, 2.050%, 08/17/18	351,848	0.3
300,000	#,L	ING Bank NV, 2.700%, 08/17/20	306,552	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	443,101	0.3
515,000		JPMorgan Chase & Co., 1.700%, 03/01/18	516,898	0.4
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	252,420	0.2
313,000		KeyCorp, 2.300%, 12/13/18	315,115	0.2
103,000		Kilroy Realty L.P., 4.800%, 07/15/18	108,480	0.1
350,000		Lloyds Bank PLC, 1.750%, 05/14/18	349,346	0.3
400,000		Lloyds Bank PLC, 2.000%, 08/17/18	401,369	0.3
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	747,443	0.6
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	496,215	0.4
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	576,930	0.4
419,000		MetLife, Inc., 1.756%, 12/15/17	421,454	0.3
255,000		MetLife, Inc., 1.903%, 12/15/17	256,634	0.2
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	292,985	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	288,450	0.2
323,000		Morgan Stanley, 1.875%, 01/05/18	324,201	0.2
30,000		Morgan Stanley, 2.200%, 12/07/18	30,246	0.0
397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	397,592	0.3
150,000	#	New York Life Global Funding, 1.550%, 11/02/18	150,423	0.1
580,000		PNC Bank NA, 2.400%, 10/18/19	592,405	0.4
550,000		PNC Funding Corp., 5.625%, 02/01/17	569,002	0.4
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	332,823	0.3
418,000		Realty Income Corp., 2.000%, 01/31/18	419,817	0.3
320,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	319,686	0.2
343,000		Regions Financial Corp., 2.000%, 05/15/18	341,040	0.3
600,000		Royal Bank of Canada, 1.500%, 01/16/18	601,816	0.5
350,000		Royal Bank of Canada, 1.800%, 07/30/18	351,900	0.3
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	364,053	0.3
303,000		State Street Corp., 1.350%, 05/15/18	303,624	0.2
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	677,216	0.5
170,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	173,426	0.1
223,000		SunTrust Banks, Inc., 2.500%, 05/01/19	225,314	0.2
220,000		Synchrony Financial, 2.600%, 01/15/19	220,651	0.2
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	601,431	0.5
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	341,295	0.3
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,778	0.2

See Accompanying Notes to Financial Statements

36

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

590,000		Visa, Inc., 1.200%, 12/14/17	593,675	0.4
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	285,038	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	424,635	0.3
644,000		Wells Fargo & Co., 2.100%, 05/08/17	651,485	0.5
252,000		Welltower, Inc., 2.250%, 03/15/18	253,536	0.2
336,000		Westpac Banking Corp., 1.500%, 12/01/17	337,196	0.3
200,000		Westpac Banking Corp., 2.000%, 08/14/17	201,944	0.2
			31,264,414	23.8

		Industrial: 2.5%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	503,125	0.4
420,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	430,458	0.3
260,000		Corning, Inc., 1.500%, 05/08/18	259,028	0.2
88,000		General Electric Capital Corp., 2.200%, 01/09/20	90,663	0.1
333,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	340,809	0.2
254,000		L-3 Communications Corp., 1.500%, 05/28/17	253,219	0.2
270,000		Lockheed Martin Corp., 1.850%, 11/23/18	273,302	0.2
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	371,798	0.3
500,000		SPX FLOW, Inc., 6.875%, 09/01/17	519,375	0.4
240,000		United Technologies Corp., 1.778%, 05/04/18	240,712	0.2
			3,282,489	2.5

		Technology: 2.3%
320,000		Altera Corp., 1.750%, 05/15/17	323,094	0.3
137,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	137,958	0.1
102,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	103,792	0.1
313,000		KLA-Tencor Corp., 2.375%, 11/01/17	314,620	0.2
850,000		Microsoft Corp., 1.300%, 11/03/18	858,737	0.7
375,000		NetApp Inc., 2.000%, 12/15/17	374,276	0.3
550,000		Oracle Corp., 1.200%, 10/15/17	553,200	0.4
190,000		QUALCOMM, Inc., 1.400%, 05/18/18	191,045	0.1
179,000		Xerox Corp., 2.950%, 03/15/17	180,126	0.1
			3,036,848	2.3
		Utilities: 1.3%
410,000		Black Hills Corp., 2.500%, 01/11/19	414,224	0.3
210,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	210,246	0.2
190,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	191,274	0.1
294,000		Southern California Edison Co., 1.125%, 05/01/17	294,082	0.2
406,000		Southern Co., 1.300%, 08/15/17	404,684	0.3
260,000		Southern Power Co., 1.500%, 06/01/18	258,105	0.2
			1,772,615	1.3

	Total Corporate Bonds/Notes
	(Cost $72,839,904)		73,252,165	55.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.9%
228,448	#	Americold LLC Trust, 1.938%, 01/14/29	229,713	0.2
126,751	#	BAMLL Re-REMIC Trust 2014-FRR9, 3.163%, 12/26/46	125,900	0.1
195,669		Banc of America Commercial Mortgage Trust 2006-4 A4, 5.634%, 07/10/46	195,875	0.1
32,933		Banc of America Commercial Mortgage Trust 2007-3, 5.543%, 06/10/49	33,985	0.0
50,613		Banc of America Commercial Mortgage, Inc., 5.543%, 06/10/49	51,868	0.0
251,238	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.664%, 02/24/51	255,271	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	477,127	0.4
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	348,899	0.3
21,405		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR12, 5.797%, 09/11/38	21,391	0.0
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.119%, 11/15/44	444,021	0.3
190,000		CD 2007-CD5 Mortgage Trust, 6.119%, 11/15/44	195,676	0.1
14,976		Citigroup Commercial Mortgage Trust 2006-C4, 6.085%, 03/15/49	14,955	0.0
636,236		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.705%, 12/10/49	650,907	0.5
640,000		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	644,425	0.5

See Accompanying Notes to Financial Statements

37

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

256,551		Citigroup Commercial Mortgage Trust, 5.431%, 10/15/49	258,283	0.2
540,000		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	536,692	0.4
338,432		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	346,518	0.3
75,161		COMM 2006-C7 A4 Mortgage Trust A4, 5.845%, 06/10/46	75,081	0.1
620,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	628,958	0.5
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 5.982%, 06/10/36	250,002	0.2
453,396		Commercial Mortgage Trust, 5.289%, 12/11/49	464,188	0.3
500,679	#	Countrywide Commercial Mortgage Trust 2007-MF1 A, 6.072%, 11/12/43	506,995	0.4
500,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1, 5.415%, 02/25/21	497,820	0.4
10,565	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	10,553	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	624,953	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	339,353	0.3
520,000	#	DBRR 2011-C32 Trust, 5.703%, 06/17/49	533,223	0.4
980,000	#	FREMF 2012-K501 Mortgage Trust, 3.361%, 11/25/46	982,662	0.7
422,494		GS Mortgage Securities Corp. II, 5.560%, 11/10/39	425,115	0.3
250,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CIBC6, 5.379%, 07/12/37	246,930	0.2
13,940		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.529%, 12/15/44	13,924	0.0
94,928		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	94,873	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.686%, 04/15/27	370,629	0.3
162,208		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	165,569	0.1
406,026		JPMorgan Chase Commercial Mortgage Securities Corp., 5.935%, 04/15/45	405,836	0.3
150,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	141,850	0.1
153,186		LB-UBS Commercial Mortgage Trust 2006-C4, 5.856%, 06/15/38	153,167	0.1
267,647		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	271,461	0.2
70,500		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	71,094	0.1
338,663	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	342,204	0.3
181,298		Merrill Lynch Mortgage Trust 2006-C2, 5.742%, 08/12/43	181,832	0.1
79,209		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	80,331	0.1
46,631	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	46,561	0.0
266,864	#	Morgan Stanley Re-REMIC Trust 2010-GG10, 5.794%, 08/15/45	273,006	0.2
174,584	#	Morgan Stanley Reremic Trust, 5.794%, 08/12/45	178,753	0.1
522,707	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	531,948	0.4
48,287		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.568%, 01/15/45	48,233	0.0
920,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	915,510	0.7
69,947		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	70,980	0.1
592,303		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	597,620	0.5
317,089		Wells Fargo Mortgage-Backed Securities Trust, 2.854%, 02/25/34	318,756	0.2

	Total Collateralized Mortgage Obligations
	(Cost $16,041,145)		15,691,476	11.9

U.S. TREASURY OBLIGATIONS: 9.2%
		U.S. Treasury Notes: 9.2%
5,029,000		0.875%, due 03/31/18	5,043,831	3.8
1,230,000		1.000%, due 03/15/19	1,235,093	1.0
20,000		1.250%, due 03/31/21	20,030	0.0
5,686,000		1.625%, due 07/31/20	5,801,051	4.4

	Total U.S. Treasury Obligations
	(Cost $12,013,290)		12,100,005	9.2

See Accompanying Notes to Financial Statements

38

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

ASSET-BACKED SECURITIES: 13.8%
		Automobile Asset-Backed Securities: 3.2%
90,000		BMW Vehicle Lease Trust 2015-2, 1.550%, 02/20/19	90,228	0.1
370,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	370,640	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	350,719	0.3
250,000		CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	251,963	0.2
550,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	553,743	0.4
190,000		GM Financial Automobile Leasing Trust 2015-3, 1.810%, 11/20/19	190,247	0.1
480,000		Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	482,392	0.4
350,000		Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	348,678	0.3
180,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	180,398	0.1
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	140,390	0.1
180,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,133	0.1
501,151		Smart Trust, 1.050%, 10/14/18	500,364	0.4
160,000		Toyota Auto Receivables 2015-B Owner Trust A4, 1.740%, 09/15/20	161,543	0.1
160,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	159,909	0.1
100,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	100,334	0.1
110,000		World Omni Auto Receivables Trust 2015-B, 1.840%, 01/17/22	110,920	0.1
			4,172,601	3.2

		Credit Card Asset-Backed Securities: 1.9%
270,000		Capital One Multi-Asset Execution Trust 2015-A7 A7, 1.450%, 08/16/21	271,002	0.2
500,000		Chase Issuance Trust 2015-A7 A7, 1.620%, 07/15/20	504,344	0.4
210,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	214,731	0.2
170,000		Discover Card Execution Note Trust, 0.866%, 07/15/21	170,248	0.1
200,000		Discover Card Execution Note Trust, 1.450%, 03/15/21	200,588	0.1
340,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	342,100	0.3
230,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	235,011	0.2
210,000		Synchrony Credit Card Master Note Trust 2014-1 A, 1.600%, 04/15/21	210,404	0.2
280,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	282,553	0.2
			2,430,981	1.9

		Home Equity Asset-Backed Securities: 0.1%
122,611		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	124,079	0.1

		Other Asset-Backed Securities: 8.6%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.791%, 09/17/31	415,572	0.3
500,000	#	Apidos Cinco CDO Ltd., 2.868%, 05/14/20	490,811	0.4
300,000	#	ARES XI CLO Ltd. 2007-11A C, 1.867%, 10/11/21	283,488	0.2
325,000	#	ARES XII CLO Ltd., 2.629%, 11/25/20	317,488	0.2
250,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	247,031	0.2
250,000	#	Atrium V, 4.318%, 07/20/20	249,765	0.2
400,000	#	CIFC Funding 2006-II Ltd., 2.235%, 03/01/21	392,823	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.635%, 03/01/21	118,862	0.1
241,175	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	237,665	0.2
10,339		CNH Equipment Trust, 0.650%, 04/16/18	10,337	0.0
500,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 4.123%, 12/20/20	483,177	0.4
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.868%, 08/18/22	292,965	0.2
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.870%, 10/18/21	492,860	0.4
82,915	#	GSAMP Trust 2005-SEA2, 0.783%, 01/25/45	81,553	0.0
500,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 4.071%, 10/28/19	499,994	0.4
500,000	#	Gulf Stream - Compass CLO, 2.621%, 10/28/19	495,283	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 3.039%, 06/17/21	482,444	0.4
250,000	#	Kingsland III Ltd., 1.275%, 08/24/21	235,872	0.2
500,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	499,975	0.4
500,000	#	KKR Financial CLO 2007-1 Ltd., 2.868%, 05/15/21	488,616	0.4
1,000,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.380%, 03/25/20	999,987	0.7
500,000	#	Madison Park Funding III Ltd. 2006-3A D, 4.069%, 10/25/20	483,721	0.4

See Accompanying Notes to Financial Statements

39

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

250,000	#	Madison Park Funding Ltd., 5.869%, 07/26/21	243,104	0.2
334,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.874%, 07/20/19	328,579	0.2
330,000	#	MSIM Peconic Bay Ltd., 2.624%, 07/20/19	328,081	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.619%, 03/25/20	483,326	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.619%, 03/25/20	988,850	0.7
500,000	#	Oak Hill Credit Partners V Ltd., 5.620%, 04/16/21	500,370	0.4
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.934%, 06/15/20	194,649	0.1
			11,367,248	8.6

	Total Asset-Backed Securities
	(Cost $18,185,762)		18,094,909	13.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.3%
		Federal Home Loan Mortgage Corporation: 2.5%##
754,431		5.000%, due 07/15/39	817,798	0.6
96,676		5.500%, due 01/01/37	108,944	0.1
253,014		5.500%, due 08/01/38	285,364	0.2
18,627		5.500%, due 10/01/38	20,681	0.0
26,194		5.500%, due 10/01/38	29,207	0.0
581,916		5.500%, due 11/01/38	657,580	0.5
479,751		5.500%, due 02/01/39	538,100	0.4
768,137		6.000%, due 12/15/28	876,597	0.7
			3,334,271	2.5

		Federal National Mortgage Association: 2.6%##
197,113		3.000%, due 12/25/39	200,566	0.2
392,630		3.000%, due 04/25/40	405,867	0.3
442,086		3.000%, due 05/25/40	452,846	0.4
139,898		4.000%, due 10/25/50	142,471	0.1
301,047		4.500%, due 10/25/40	317,302	0.2
528,244		5.000%, due 01/01/23	567,735	0.4
900,000		5.000%, due 07/25/24	952,294	0.7
305,406		5.000%, due 07/01/34	339,635	0.3
			3,378,716	2.6

		Government National Mortgage Association: 2.2%
646,969		1.075%, due 11/20/65	644,808	0.5
620,582		2.500%, due 12/20/39	641,743	0.5
373,427		4.397%, due 05/16/51	408,804	0.3
1,081,420		7.108%, due 04/20/39	1,252,551	0.9
			2,947,906	2.2

	Total U.S. Government Agency Obligations
	(Cost $9,519,990)		9,660,893	7.3

	Total Long-Term Investments
	(Cost $128,600,091)		128,799,448	97.9
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 1.2%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 04/01/16-02/20/61)	1,000,000	0.8
577,428	Daiwa Capital Markets, Repurchase Agreement dated 03/31/16, 0.36%, due 04/01/16 (Repurchase Amount $577,434, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $588,976, due 05/31/16-09/09/49)	577,428	0.4
		1,577,428	1.2

Shares		Value	Percentage of Net Assets
		U.S. Treasury Notes: 0.2%
290,000	United States Treasury Note""
	(Cost $289,673)	289,751	0.2

		Mutual Funds: 1.1%
1,456,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%††
	(Cost $1,456,000)	1,456,000	1.1

	Total Short-Term Investments
	(Cost $3,323,101)	3,323,179	2.5

	Total Investments in Securities (Cost $131,923,192)	$132,122,627	100.4
	Liabilities in Excess of Other Assets	(558,529)	(0.4)
	Net Assets	$131,564,098	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2016.

See Accompanying Notes to Financial Statements

40

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

Cost for federal income tax purposes is $131,923,460.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$790,236
Gross Unrealized Depreciation	(591,069)

Net Unrealized Appreciation	$199,167

See Accompanying Notes to Financial Statements

41

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.9%
		Basic Materials: 0.1%
150,000		Eagle Spinco, Inc., 4.625%, 02/15/21	145,702	0.1

		Communications: 2.2%
290,000		AT&T, Inc., 3.400%, 05/15/25	291,275	0.3
278,000		CBS Corp., 4.000%, 01/15/26	291,078	0.3
150,000	#	CCOH Safari LLC, 5.750%, 02/15/26	155,625	0.1
273,000	#	CCO Safari II LLC, 4.464%, 07/23/22	286,322	0.2
150,000		Lamar Media Corp., 5.375%, 01/15/24	157,170	0.1
150,000		Netflix, Inc., 5.875%, 02/15/25	158,625	0.1
200,000	#	Numericable Group SA, 6.250%, 05/15/24	194,900	0.2
150,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	157,828	0.1
150,000		Sprint Corp., 7.125%, 06/15/24	112,125	0.1
259,000		Time Warner Cable, Inc., 5.000%, 02/01/20	281,480	0.2
150,000		T-Mobile USA, Inc., 6.836%, 04/28/23	157,500	0.1
150,000	#	Univision Communications, Inc., 5.125%, 02/15/25	148,500	0.1
249,000		Verizon Communications, Inc., 5.150%, 09/15/23	287,953	0.3
			2,680,381	2.2

		Consumer, Cyclical: 1.3%
150,000		AMC Entertainment, Inc., 5.750%, 06/15/25	154,125	0.1
150,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	156,375	0.1
269,000		CVS Health Corp., 3.875%, 07/20/25	290,968	0.3
150,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	159,656	0.2
200,000	L	Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	199,650	0.2
150,000	#	Hot Topic, Inc., 9.250%, 06/15/21	151,125	0.1
150,000	L	MGM Resorts International, 6.000%, 03/15/23	155,531	0.1
150,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	157,500	0.1
150,000		Ryland Group, Inc., 5.375%, 10/01/22	154,125	0.1
			1,579,055	1.3

		Consumer, Non-cyclical: 2.3%
277,000		Actavis Funding SCS, 3.000%, 03/12/20	285,710	0.3
150,000	#,L	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	162,937	0.1
280,000		Celgene Corp., 3.250%, 08/15/22	289,594	0.3
150,000		HCA, Inc., 5.375%, 02/01/25	151,829	0.1
150,000		HealthSouth Corp., 5.750%, 11/01/24	152,700	0.1
150,000	L	Hertz Corp., 7.375%, 01/15/21	153,750	0.1
275,000	#	HJ Heinz Co., 2.800%, 07/02/20	282,041	0.2
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	279,520	0.2
150,000	#,L	Post Holdings, Inc., 8.000%, 07/15/25	168,375	0.2
263,000		Reynolds American, Inc., 4.450%, 06/12/25	290,025	0.3
150,000		Service Corp. International/US, 5.375%, 05/15/24	159,375	0.1
150,000		Tenet Healthcare Corp., 6.750%, 06/15/23	144,375	0.1
150,000	L	United Rentals North America, Inc., 6.125%, 06/15/23	155,625	0.1
150,000	#,L	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	118,125	0.1
			2,793,981	2.3

		Diversified: 0.2%
150,000	#,L	Argos Merger Sub, Inc., 7.125%, 03/15/23	159,375	0.2

		Energy: 0.1%
150,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	150,750	0.1

		Financial: 4.6%
150,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.625%, 10/30/20	154,313	0.1
150,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	141,000	0.1
327,000		Bank of America Corp., 2.625%, 10/19/20	329,768	0.3
409,000	#	BPCE SA, 4.500%, 03/15/25	405,857	0.3
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	293,677	0.3
150,000		CIT Group, Inc., 5.000%, 08/15/22	152,250	0.1

See Accompanying Notes to Financial Statements

42

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

280,000		Citigroup, Inc., 2.650%, 10/26/20	283,062	0.2
150,000		Equinix, Inc., 5.750%, 01/01/25	158,625	0.1
150,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	147,188	0.1
403,000	#	GE Capital International Funding Co., 3.373%, 11/15/25	430,772	0.4
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	284,152	0.2
281,000		HCP, Inc., 4.000%, 06/01/25	270,665	0.2
200,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	216,406	0.2
150,000		Iron Mountain, Inc., 5.750%, 08/15/24	154,500	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/27	288,920	0.3
184,000		JPMorgan Chase & Co., 6.125%, 12/29/49	188,600	0.2
402,000		Lloyds Banking Group PLC, 4.500%, 11/04/24	404,750	0.3
86,000		M&T Bank Corp., 6.450%, 12/29/49	92,450	0.1
268,000		Morgan Stanley, 4.000%, 07/23/25	280,899	0.2
200,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	200,954	0.2
89,000		Wells Fargo & Co., 5.900%, 12/29/49	90,307	0.1
269,000		Wells Fargo & Co., 4.300%, 07/22/27	285,952	0.3
280,000		XLIT Ltd., 4.450%, 03/31/25	277,881	0.2
			5,532,948	4.6

		Industrial: 0.7%
208,625	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	202,366	0.2
150,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	159,375	0.1
200,000		Lockheed Martin Corp., 3.550%, 01/15/26	212,135	0.2
150,000	#	Multi-Color Corp., 6.125%, 12/01/22	153,000	0.1
150,000	#	Sealed Air Corp., 5.500%, 09/15/25	157,688	0.1
			884,564	0.7

		Technology: 0.3%
150,000	#	First Data Corp., 7.000%, 12/01/23	152,063	0.1
150,000		NCR Corp., 6.375%, 12/15/23	155,250	0.2
			307,313	0.3

		Utilities: 0.1%
150,000		NRG Energy, Inc., 6.250%, 07/15/22	140,203	0.1

	Total Corporate Bonds/Notes
	(Cost $14,100,855)		14,374,272	11.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 37.0%
971,501		Adjustable Rate Mortgage Trust 2006-2, 3.137%, 05/25/36	901,403	0.7
282,696		Alternative Loan Trust 2005-10CB 1A1, 0.933%, 05/25/35	226,533	0.2
1,127,778		Alternative Loan Trust 2005-10CB, 0.883%, 05/25/35	901,098	0.7
1,160,375		Alternative Loan Trust 2005-23CB, 5.500%, 07/25/35	1,123,070	0.9
410,352		Alternative Loan Trust 2005-51 3A2A, 1.641%, 11/20/35	347,377	0.3
125,267		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	113,670	0.1
591,901		Alternative Loan Trust 2005-J2, 0.833%, 04/25/35	470,010	0.4
62,328		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	52,408	0.0
1,371,766		Alternative Loan Trust 2006-18CB, 0.833%, 07/25/36	849,182	0.7
325,084		Alternative Loan Trust 2006-19CB A12, 0.833%, 08/25/36	217,492	0.2
1,376,659		Alternative Loan Trust 2006-19CB, 1.033%, 08/25/36	942,594	0.8
331,695		Alternative Loan Trust 2007-2CB, 1.033%, 03/25/37	212,985	0.2
723,762		Alternative Loan Trust 2007-HY8C, 0.593%, 09/25/47	572,545	0.5
160,361		American Home Mortgage Assets Trust 2006-3 2A11, 1.291%, 10/25/46	112,663	0.1
348,140	#	Angel Oak Mortgage Trust LLC 2015-1, 4.500%, 11/25/45	351,028	0.3
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.543%, 06/10/49	14,910	0.0
1,010,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.808%, 02/10/51	1,015,266	0.8
25,215		Banc of America Mortgage 2005-J Trust 2A4, 2.918%, 11/25/35	23,242	0.0
258,446	#	Banc of America Re-REMIC Trust 2010-UBER5, 5.650%, 02/17/51	261,140	0.2
210,454		Bear Stearns Alternative-A Trust, 2.792%, 09/25/35	176,002	0.1
1,221,398		Bear Stearns Alternative-A Trust, 2.811%, 11/25/36	834,765	0.7

See Accompanying Notes to Financial Statements

43

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

482,233		Bear Stearns Alternative-A Trust, 2.946%, 11/25/36	363,979	0.3
25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.885%, 06/11/50	24,369	0.0
399,288		Bear Stearns Structured Products, Inc., 2.776%, 01/26/36	305,856	0.3
70,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.733%, 07/25/25	67,966	0.0
92,272		Chase Mortgage Finance Trust Series 2006-A1, 2.671%, 09/25/36	82,298	0.1
150,798		ChaseFlex Trust Series 2006-2 A3, 5.046%, 09/25/36	128,400	0.1
1,000,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	931,660	0.8
366,729		Citigroup Mortgage Loan Trust 2006-AR2, 2.912%, 03/25/36	334,258	0.3
268,604		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 2.744%, 08/25/35	248,243	0.2
189,608		Citigroup Mortgage Loan Trust, 5.336%, 11/25/36	162,669	0.1
7,885,552	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.191%, 10/05/30	387,315	0.3
5,070,727	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.075%, 05/15/45	422,571	0.4
2,342,051	^	COMM 2013-LC6 XA Mortgage Trust, 1.733%, 01/10/46	153,653	0.1
7,927,695	^	COMM 2014-CCRE21 Mortgage Trust, 1.011%, 12/10/47	478,849	0.4
6,938,050	^	COMM 2014-LC15 XA Mortgage Trust, 1.387%, 04/10/47	468,280	0.4
10,217,576	#,^	COMM 2015-PC1 Mortgage Trust, 0.794%, 07/10/50	472,381	0.4
48,220		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.933%, 11/25/35	29,732	0.0
1,059,629		Countrywide Alternative Loan Trust, 0.553%, 06/25/36	917,287	0.8
195,479		Countrywide Home Loan Mortgage Pass-through Trust, 2.664%, 11/25/34	185,023	0.2
10,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	9,171	0.0
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,501	0.0
1,167,910		Deutsche ALT-A Securities, Inc. ALT, 0.733%, 04/25/37	596,242	0.5
303,847	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.270%, 06/27/37	301,157	0.3
60,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.333%, 07/25/24	55,003	0.0
190,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.333%, 11/25/24	191,835	0.2
130,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.433%, 05/25/25	126,597	0.1
120,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.733%, 02/25/25	120,073	0.1
375,000		Fannie Mae Connecticut Avenue Securities, 5.433%, 11/25/24	382,292	0.3
154,310		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	116,086	0.1
1,564,923		Freddie Mac Series 3049 PI, 5.500%, 10/15/35	290,000	0.2
100,000	^	Freddie Mac Series K015 X3, 2.801%, 08/25/39	12,425	0.0
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.183%, 10/25/24	100,852	0.1
260,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.583%, 01/25/25	261,747	0.2
110,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.233%, 03/25/25	104,969	0.1
120,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.033%, 04/25/24	113,433	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 5.133%, 03/25/28	480,877	0.4
767,050	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,538	0.0
552,313	#	GE Capital Commercial Mortgage Corp. 2004-C3 H, 5.385%, 07/10/39	551,867	0.5
116,169		HomeBanc Mortgage Trust 2005-3 A2, 0.743%, 07/25/35	109,644	0.1

See Accompanying Notes to Financial Statements

44

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

7,313		Homebanc Mortgage Trust, 1.293%, 08/25/29	6,802	0.0
139,686		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.643%, 04/25/46	102,420	0.1
833,895		JP Morgan Alternative Loan Trust, 0.703%, 03/25/36	805,620	0.7
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	20,044	0.0
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.368%, 06/12/41	9,768	0.0
500,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 5.321%, 07/15/46	527,335	0.4
7,327,767	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.703%, 06/15/45	463,352	0.4
858,807		JP Morgan Chase Commercial Mortgage Securities Trust, 5.129%, 10/15/42	856,174	0.7
158,171		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	127,691	0.1
508,694		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	455,929	0.4
1,058,175		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	889,997	0.7
200,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1, 1.000%, 03/18/51	189,133	0.2
994,637		LB-UBS Commercial Mortgage Trust 2000-C5, 7.800%, 12/15/32	976,880	0.8
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	969,129	0.8
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	760,913	0.6
1,000,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	964,351	0.8
10,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	9,974	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	977,309	0.8
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.876%, 06/15/38	9,968	0.0
400,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR13, 6.019%, 09/15/39	403,666	0.3
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.019%, 09/15/39	272,256	0.2
1,000,000		LB-UBS Commercial Mortgage Trust 2007-C1, 5.484%, 02/15/40	998,904	0.8
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.115%, 07/15/40	10,087	0.0
2,741		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	2,896	0.0
8,905		LB-UBS Commercial Mortgage Trust, 5.206%, 08/15/36	8,899	0.0
14,514	#	LB-UBS Commercial Mortgage Trust, 6.019%, 09/15/39	14,666	0.0
122,397		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	114,008	0.1
114,807		Lehman XS Trust Series 2005-5N 1A2, 0.793%, 11/25/35	86,680	0.1
234,219		Lehman XS Trust Series 2006-14N 2A, 0.633%, 09/25/46	186,872	0.2
270,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.440%, 09/15/47	282,174	0.2
90,000	#	Morgan Stanley Capital I Trust 2011-C3 E, 5.178%, 07/15/49	88,242	0.1
1,811,342		Morgan Stanley Mortgage Loan Trust 2006-9AR, 0.583%, 08/25/36	893,590	0.7
141,446		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.643%, 04/25/36	117,581	0.1
92,377		Prime Mortgage Trust, 5.500%, 03/25/37	83,559	0.1
264,740		Structured Adjustable Rate Mortgage Loan Trust, 2.826%, 03/25/35	257,779	0.2
1,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.896%, 05/15/43	998,317	0.8
10,000		Wachovia Bank Commercial Mortgage Trust Series, 5.946%, 02/15/51	9,472	0.0
382,781		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	354,728	0.3
223,590		WaMu Mortgage Pass Through Certificates, 1.868%, 10/25/36	187,932	0.2
255,968		WaMu Mortgage Pass Through Certificates, 2.432%, 09/25/36	231,303	0.2
43,179		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.454%, 10/25/36	37,478	0.0

See Accompanying Notes to Financial Statements

45

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

1,072,527	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 2.193%, 11/25/36	930,934	0.8
294,428	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 2.193%, 11/25/36	255,558	0.2
136,087	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.754%, 12/25/36	119,209	0.1
47,477	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.262%, 08/25/36	42,094	0.0
165,875	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.421%, 08/25/46	141,857	0.1
258,473	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.350%, 12/25/36	224,158	0.2
26,003	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.025%, 04/25/37	22,037	0.0
142,307	WaMu Mortgage Pass-Through Certificates, 2.237%, 07/25/37	114,970	0.1
1,375,940	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust, 1.333%, 11/25/35	964,031	0.8
258,443	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	228,145	0.2
364,057	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.311%, 08/25/46	232,657	0.2
1,650,158	Washington Mutual Mortgage Pass-Through Certificates, 1.033%, 07/25/36	857,673	0.7
120,392	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.863%, 06/25/37	86,286	0.1
1,936,919	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.736%, 09/25/36	1,823,619	1.5
1,318,097	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.735%, 10/25/36	1,248,455	1.0
77,464	Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.830%, 03/25/36	73,390	0.1
226,290	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.771%, 05/25/36	214,679	0.2
240,497		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 2.771%, 05/25/36	228,158	0.2
1,149,864		Wells Fargo Mortgage Backed Securities 2007-3 Trust, 0.733%, 04/25/37	913,765	0.8
291,878		Wells Fargo Mortgage Backed Securities 2007-AR7 Trust A1, 2.771%, 12/28/37	262,665	0.2
6,656,582	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.519%, 06/15/45	460,438	0.4
529,229	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.357%, 04/15/45	43,829	0.0
4,185,868	#,^	WFRBS Commercial Mortgage Trust 2012-C9, 2.157%, 11/15/45	374,840	0.3
6,383,293	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.407%, 03/15/48	406,916	0.3

	Total Collateralized Mortgage Obligations
	(Cost $44,998,450)		44,856,722	37.0

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bonds: 0.0%
32,000		3.000%, due 11/15/45	34,560	0.0

		U.S. Treasury Notes: 0.1%
20,000		0.625%, due 06/30/17	19,991	0.0
29,000		1.500%, due 02/28/23	28,930	0.1
			48,921	0.1

	Total U.S. Treasury Obligations
	(Cost $82,954)		83,481	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%
		Agency Collat CMO: 0.1%
196,599	^	6.067%, due 09/25/34	38,698	0.0
265,545	^	6.617%, due 08/25/34	58,115	0.1
			96,813	0.1

		Agency Collat PAC CMO: 0.1%
157,450	^^	–%, due 05/15/36	136,720	0.1

		Federal Home Loan Mortgage Corporation: 1.4%##
526,141	^	4.364%, due 01/15/40	49,948	0.0
2,372,274	^	4.500%, due 07/15/41	394,737	0.3
1,276,933	^	6.000%, due 03/01/33	276,206	0.2
828,420	^	6.000%, due 07/15/39	77,894	0.1
413,233	^	6.264%, due 05/15/35	27,118	0.0
871,932	^	6.500%, due 06/15/32	167,908	0.1
587,198	^	7.014%, due 02/15/33	108,099	0.1
143,351	^	7.364%, due 05/15/30	31,115	0.0
427,237	^	7.664%, due 06/15/31	97,030	0.1
249,951	^	7.964%, due 12/15/31	53,031	0.0
58,493		8.000%, due 08/15/35	69,657	0.1
343,772	^	8.114%, due 11/15/30	70,747	0.1
46,374		16.734%, due 05/15/35	56,293	0.1
81,834		60.766%, due 12/15/35	249,117	0.2
			1,728,900	1.4

See Accompanying Notes to Financial Statements

46

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

		Federal National Mortgage Association: 0.6%##
47,246,444	^	0.050%, due 06/25/42	94,620	0.1
706,227	^	4.500%, due 10/25/41	88,783	0.1
16,090		5.500%, due 10/01/39	18,191	0.0
1,949,346	^	5.767%, due 04/25/33	312,963	0.2
559,825	^	6.167%, due 03/25/32	97,947	0.1
313,075	^	8.067%, due 08/25/30	74,296	0.1
			686,800	0.6

		Government National Mortgage Association: 1.4%
12,077,442	^	0.200%, due 07/20/34	90,737	0.1
5,365,196	^	0.650%, due 11/20/37	115,431	0.1
117,673	^	3.500%, due 10/20/41	17,390	0.0
798,713	^	4.000%, due 04/20/40	8,525	0.0
536,100	^	4.000%, due 08/20/44	100,634	0.1
715,324	^	4.500%, due 01/16/43	136,870	0.1
625,727	^	5.000%, due 04/20/39	20,471	0.0
380,292	^	5.668%, due 09/20/43	61,966	0.1
523,324	^	5.718%, due 07/20/43	85,882	0.1
792,675	^	5.959%, due 05/16/38	163,818	0.1
1,836,725	^	5.959%, due 01/16/40	364,863	0.3
2,333,622	^	6.039%, due 12/16/39	420,305	0.3
829,624	^	6.168%, due 01/20/40	113,106	0.1
			1,699,998	1.4

	Total U.S. Government Agency Obligations
	(Cost $4,049,999)		4,349,231	3.6

ASSET-BACKED SECURITIES: 10.3%
		Home Equity Asset-Backed Securities: 0.5%
823,389		GSAA Home Equity Trust 2006-3, 0.733%, 03/25/36	550,645	0.5

		Other Asset-Backed Securities: 9.8%
140,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/45	138,307	0.1
750,000	#	ARES XI CLO Ltd. 2007-11A D, 3.617%, 10/11/21	703,351	0.6
500,000	#	ARES XII CLO Ltd., 3.879%, 11/25/20	494,063	0.4
1,000,000	#	Carlyle High Yield Partners IX Ltd., 2.232%, 08/01/21	932,535	0.8
500,000	#	CIFC Funding 2007-I Ltd., 2.121%, 05/10/21	474,542	0.4
675,290	#	CIFC Funding 2007-I Ltd., 4.521%, 05/10/21	665,461	0.5
500,000	#	Cornerstone CLO Ltd. 2007-1A B, 1.572%, 07/15/21	480,672	0.4
1,855,752		CSAB Mortgage-Backed Trust 2007-1, 5.858%, 05/25/37	915,155	0.7
750,000	#	Dryden XI-Leveraged Loan CDO 2006, 2.221%, 04/12/20	714,781	0.6
1,303,131		FBR Securitization Trust, 1.116%, 10/25/35	1,115,074	0.9
500,000	#	Goldman Sachs Asset Management CLO PLC, 3.366%, 08/01/22	491,359	0.4
500,000	#	Greens Creek Funding Ltd., 2.870%, 04/18/21	484,306	0.4
500,000	#	Halcyon Loan Investors CLO I, Inc. 2006-1A D, 4.118%, 11/20/20	469,672	0.4
500,000	#	Halcyon Loan Investors CLO II, Inc. 2007-2A C, 2.019%, 04/24/21	469,156	0.4
100,000	#	Invitation Homes Trust 2014-SFR2 E, 3.588%, 06/17/32	94,105	0.1
500,000	#	KKR Financial CLO 2007-1 Ltd, 5.618%, 05/15/21	499,976	0.4
500,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.874%, 07/20/19	491,885	0.4
235,583	#	OHA Park Avenue CLO I Ltd., 1.952%, 03/14/22	212,181	0.2
400,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	377,411	0.3
500,000	#	Shasta CLO Ltd. 2007-1A BSL, 4.174%, 04/20/21	476,088	0.4
750,000	#	Telos CLO 2007-2A D Ltd., 2.822%, 04/15/22	732,194	0.6
500,000	#	WG Horizons CLO I 2006-1A C, 2.336%, 05/24/19	482,267	0.4
			11,914,541	9.8

	Total Asset-Backed Securities
	(Cost $12,824,163)		12,465,186	10.3

LOANS: 25.1%
		Automotive: 1.0%
248,734		CS Intermediate Holdco 2 LLC - New Term Loan B, 04/04/21	247,102	0.2
248,744		Dynacast International LLC - Term Loan B, 01/30/22	247,183	0.2
248,737		Midas Intermediate Holdco II, LLC - Incremental Term Loan B, 08/18/21	247,183	0.2
249,375		NN, Inc. - 2015 Term Loan B, 10/19/22	245,634	0.2
249,375		TI Group Automotive Systems, L.L.C. - 2015 USD Term Loan, 06/30/22	247,816	0.2
			1,234,918	1.0

		Basic Materials: 0.2%
248,747		Zep Inc. - Term Loan, 06/27/22	246,804	0.2

		Beverage & Tobacco: 0.2%
231,271		Charger OpCo B.V. - USD Term Loan B1, 05/29/21	231,849	0.2

		Building & Development: 0.8%
248,627		Doosan Infracore International, Inc. - Term Loan B, 05/28/21	247,073	0.2

See Accompanying Notes to Financial Statements

47

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

196,429	LS Newco Pty Ltd. - USD Term Loan B, 04/29/22	196,183	0.2
250,000	Quikrete Holdings, Inc. - 1st Lien Term Loan, 09/26/20	248,985	0.2
250,000	Terex Corporation - 2015 USD Term Loan, 12/07/22	245,625	0.2
		937,866	0.8

	Business Equipment & Services: 1.3%
248,750	AlixPartners, LLP - 2015 Term Loan B, 07/15/22	248,025	0.2
250,000	Global Payments Inc. - Term Loan B, 04/30/23	251,797	0.3
249,375	Knowledge Universe Education LLC - 2015 1st Lien Term Loan, 07/28/22	247,193	0.2
248,734	Learning Care Group (US) No. 2 Inc. - New Term Loan, 05/05/21	248,734	0.2
250,000	Solera Holdings, Inc. - USD Term Loan B, 03/03/23	250,022	0.2
248,718	SurveyMonkey Inc. - Term Loan B, 02/04/19	242,500	0.2
		1,488,271	1.3

	Cable & Satellite Television: 0.8%
250,000	Liberty Cablevision of Puerto Rico LLC - 1st Lien Term Loan, 12/31/21	239,438	0.2
249,375	Numericable Group SA - USD Term Loan B5, 07/27/22	247,089	0.2
248,744	WideOpenWest Finance LLC - 2015 Term Loan B, 04/01/19	247,267	0.2
249,355	Yankee Cable Acquisition, LLC - Term Loan B, 03/01/20	248,030	0.2
		981,824	0.8

	Chemicals: 0.4%
250,000	Huntsman International, LLC - 2016 Term Loan B, 03/28/23	249,375	0.2
250,000	Kraton Polymers, LLC - Term Loan B, 01/06/22	236,458	0.2
		485,833	0.4

	Chemicals & Plastics: 0.8%
250,000	Azelis Finance S.A. - 2015 USD Term Loan, 11/30/22	244,375	0.2
244,146	Emerald Performance Materials, LLC - New 1st Lien Term Loan, 08/01/21	240,484	0.2
35,376	Flint Group GmbH - USD Term Loan C, 05/02/21	34,756	0.0
213,993	Flint Group US LLC - USD 1st Lien Term Loan B2, 05/03/21	208,643	0.2
248,743	Ineos US Finance LLC - 2015 USD Term Loan, 03/31/22	245,673	0.2
		973,931	0.8

	Clothing/Textiles: 0.2%
248,741	Varsity Brands, Inc. - 1st Lien Term Loan, 12/03/21	247,704	0.2

	Commercial Services: 0.2%
250,000	KAR Auction Services, Inc. - Term Loan B3, 03/09/23	250,625	0.2

	Consumer, Non-cyclical: 0.2%
248,731	TransUnion, LLC - Term Loan B2, 04/09/21	246,658	0.2

	Containers & Glass Products: 1.0%
248,837	Berlin Packaging LLC - 2014 1st Lien Term Loan, 10/01/21	247,126	0.2
231,518	Berry Plastics Holding Corporation - Term Loan F, 10/01/22	231,872	0.2
248,750	Peacock Engineering Company, LLC - 2015 Term Loan B, 07/27/22	245,437	0.2
249,375	Prolampac Intermediate Inc. - 1st Lien Term Loan, 07/29/22	244,543	0.2
249,372	SIG Combibloc US Acquisition Inc - USD Term Loan, 01/14/22	248,838	0.2
		1,217,816	1.0

	Cosmetics/Personal Care: 0.2%
250,000	Coty Inc. - USD Term Loan B, 3.000%, 10/27/22	250,208	0.2

	Cosmetics/Toiletries: 0.2%
250,000	Galleria Co. - USD Term Loan B, 3.000%, 10/22/22	249,688	0.2

	Diversified Financial Services: 0.4%
248,738	National Financial Partners Corp. - New Term Loan B, 01/07/20	243,391	0.2
250,000	NorthStar Asset Management Group Inc. - Term Loan B, 01/12/23	245,625	0.2
		489,016	0.4

	Drugs: 0.2%
201,039	Akorn, Inc. - Term Loan B, 04/17/21	200,787	0.2

	Ecological Services & Equipment: 0.2%
250,000	ADS Waste Holdings, Inc. - Term Loan B2, 10/09/19	248,125	0.2

	Electric: 0.2%
250,000	Calpine Corporation - Term Loan B6, 01/15/23	248,985	0.2

See Accompanying Notes to Financial Statements

48

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

	Electronics/Electrical: 1.8%
248,744	AF Borrower LLC - 1st Lien Term Loan, 01/28/22	239,727	0.2
241,629	Blackboard, Inc. - Term Loan B3, 10/04/18	225,924	0.2
249,375	Blue Coat Holdings Inc. - 2015 Term Loan, 05/15/22	246,195	0.2
249,380	Epiq Systems, Inc. - Term Loan B, 08/27/20	246,886	0.2
248,734	Go Daddy Operating Company, LLC - New Term Loan B, 05/05/21	248,626	0.2
245,764	Kronos Incorporated - Initial Incremental Term Loan, 10/30/19	244,474	0.2
250,000	Lully Finance LLC - USD Term Loan B1, 07/27/22	246,875	0.2
–	NXP B.V. - 2015 Term Loan B, 12/07/20	–	–
210,918	SS&C Technologies Inc. - 2015 Term Loan B1, 06/23/22	211,577	0.2
30,661	SS&C Technologies Inc. - 2015 Term Loan B2, 06/23/22	30,756	0.0
229,823	TTM Technologies, Inc. - 1st Lien Term Loan, 04/21/22	218,906	0.2
		2,159,946	1.8

	Entertainment: 0.2%
219,012	American Casino & Entertainment Properties LLC - 2015 Term Loan, 07/07/22	220,380	0.2

	Food Products: 1.2%
248,715	AdvancePierre Foods, Inc. - Term Loan, 07/10/17	249,181	0.2
249,362	CSM Bakery Solutions LLC - 1st Lien Term Loan, 07/03/20	243,283	0.2
249,364	Del Monte Foods, Inc. - 1st Lien Term Loan, 02/18/21	234,714	0.2
249,375	Hostess Brands, LLC - 1st Lien Term Loan, 08/03/22	249,609	0.2
250,000	JBS USA, LLC - 2015 Term Loan B, 10/30/22	249,167	0.2
236,667	Maple Holdings Acquisition Corp. - USD Term Loan B, 03/03/23	237,801	0.2
		1,463,755	1.2

	Food Service: 0.2%
250,000	Manitowoc Foodservice, Inc. - 2016 Term Loan B, 03/03/23	251,354	0.2

	Food/Drug Retailers: 0.4%
249,357	Supervalu Inc. - Refi Term Loan B, 03/21/19	244,717	0.2
250,000	TGI Friday's Inc. - 1st Lien Term Loan, 07/15/20	248,828	0.2
		493,545	0.4

	Health Care: 2.0%
248,747	ADMI Corp. - 2015 Term Loan B, 04/10/22	249,058	0.2
248,747	Air Medical Group Holdings, Inc. - Term Loan B, 04/06/22	243,150	0.2
248,747	Community Health Systems, Inc. - Term Loan H, 01/27/21	245,062	0.2
246,074	Convatec Inc. - USD Term Loan, 06/15/20	245,459	0.2
248,747	Jaguar Holding Company II - 2015 Term Loan B, 08/18/22	246,881	0.2
250,000	NVA Holdings, Inc. - 2016 Term Loan, 08/14/21	248,333	0.2
242,958	Onex Carestream Finance LP - 1st Lien Term Loan, 06/07/19	226,558	0.2
249,375	Onex TSG Holdings II Corp. - 1st Lien Term Loan, 07/31/22	246,050	0.2
249,375	Sterigenics-Nordion Holdings, LLC - 2015 Term Loan B, 04/27/22	246,258	0.2
250,000	Surgery Center Holdings, Inc. - Incremental Term Loan, 11/03/20	247,423	0.2
		2,444,232	2.0

	Healthcare-Services: 0.6%
249,375	Acadia Healthcare Company, Inc. - Term Loan B2, 02/16/23	250,388	0.2
250,000	Select Medical Corporation - Series F Term Loan B, 03/03/21	248,594	0.2
250,000	U.S. Renal Care, Inc. - 2015 Term Loan B, 12/31/22	249,688	0.2
		748,670	0.6

	Holding Companies-Divers: 0.2%
249,375	First Eagle Investment Management, LLC - Term Loan, 12/01/22	246,258	0.2

	Home Furnishings: 0.2%
250,000	Serta Simmons Holdings, LLC - Term Loan, 10/01/19	250,137	0.2

	Industrial: 0.2%
248,747	Tekni-Plex, Inc. - 2015 USD Term Loan B, 3.500%, 06/01/22	245,223	0.2

	Industrial Equipment: 1.0%
248,718	Apex Tool Group, LLC - Term Loan B, 02/01/20	239,806	0.2

See Accompanying Notes to Financial Statements

49

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

248,728	EWT Holdings III Corp. - 1st Lien Term Loan, 01/15/21	244,375	0.2
248,864	Filtration Group Corporation - 1st Lien Term Loan, 11/21/20	246,920	0.2
170,966	Kenan Advantage Group, Inc. - 2015 Term Loan, 07/31/22	169,898	0.1
54,532	Kenan Advantage Group, Inc. - CAD Term Loan B, 07/31/22	54,191	0.1
248,724	Rexnord LLC - 1st Lien Term Loan B, 08/20/20	245,667	0.2
		1,200,857	1.0

	Insurance: 1.2%
248,973	Acrisure, LLC - 2015 1st Lien Term Loan, 05/13/22	245,238	0.2
248,747	Alliant Holdings I, Inc. - 2015 Term Loan B, 07/15/22	246,259	0.2
248,706	Applied Systems, Inc. - New 1st Lien Term Loan, 01/25/21	246,530	0.2
249,375	AssuredPartners, Inc. - 2015 1st Lien Term Loan, 10/22/22	248,752	0.2
248,731	Hub International Limited - Term Loan B, 10/02/20	242,575	0.2
248,724	USI, Inc. - Term Loan B, 12/27/19	245,304	0.2
		1,474,658	1.2

	Leisure Good/Activities/Movies: 0.6%
250,000	Bauer Performance Sports Ltd. - Term Loan B, 04/15/21	193,750	0.2
248,747	LTF Merger Sub, Inc. - Term Loan B, 06/02/22	246,415	0.2
248,734	NEP/NCP Holdco, Inc. - Incremental Term Loan, 01/22/20	230,908	0.2
		671,073	0.6

	Lodging & Casinos: 1.0%
248,747	Amaya Holdings B.V. - USD 1st Lien Term Loan, 08/01/21	230,215	0.2
240,157	Aristocrat Leisure Limited - Term Loan B, 10/20/21	241,042	0.2
200,833	CityCenter Holdings, LLC - Term Loan B, 10/16/20	200,979	0.2
248,747	La Quinta Intermediate Holdings LLC - Term Loan B, 04/14/21	245,223	0.2
241,138	Station Casinos LLC - Term Loan B, 4.250%, 03/01/20	240,761	0.2
		1,158,220	1.0
	Media: 0.2%
250,000	Gray Television, Inc. - Term Loan C, 3.500%, 06/13/21	250,703	0.2

	Oil & Gas: 0.2%
250,000	Chelsea Petroleum Products I, LLC - Term Loan B, 07/07/22	235,000	0.2

	Pharmaceuticals: 0.2%
250,000	Vizient, Inc. - 1st Lien Term Loan, 02/13/23	251,979	0.2

	Publishing: 0.2%
250,000	Penton Media, Inc. - 2015 Term Loan, 10/03/19	247,813	0.2

	Radio & Television: 0.4%
250,000	MGOC, Inc. - Term Loan B, 07/31/20	249,938	0.2
248,680	Univision Communications Inc. - Term Loan C4, 03/01/20	246,548	0.2
		496,486	0.4

	Real Estate: 0.2%
249,373	DTZ U.S. Borrower, LLC - 2015 1st Lien Term Loan, 11/04/21	247,295	0.2

	Retail: 0.4%
250,000	Hudson's Bay Company - 2015 Term Loan B, 09/30/22	250,312	0.2
250,000	Petco Animal Supplies, Inc. - 2016 Term Loan B1, 01/26/23	249,766	0.2
		500,078	0.4

	Retailers (Except Food & Drug): 1.6%
248,674	Academy, Ltd. - 2015 Term Loan B, 06/02/22	237,572	0.2
249,352	Ascena Retail Group, Inc. - 2015 Term Loan B, 07/21/22	243,819	0.2
248,744	Bass Pro Group, LLC - 2015 Term Loan, 06/05/20	240,038	0.2
248,728	BJ's Wholesale Club, Inc. - New 1st Lien Term Loan, 09/26/19	242,277	0.2
250,000	Fullbeauty Brands Holdings Corp. - 2015 1st Lien Term Loan, 09/22/22	237,500	0.2
248,712	Leslie's Poolmart, Inc. - New Term Loan, 10/16/19	246,846	0.2
249,365	Men's Wearhouse, Inc. (The) - Term Loan B, 06/18/21	240,326	0.2
249,032	Party City Holdings Inc. - 2015 Term Loan B, 4.250%, 08/19/22	247,398	0.2
		1,935,776	1.6

See Accompanying Notes to Financial Statements

50

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

	Semiconductors: 0.4%
250,000	Avago Technologies Cayman Ltd. - 2016 USD Term Loan B1, 02/01/23	249,080	0.2
231,618	Microsemi Corporation - 2015 Term Loan B, 01/15/23	232,978	0.2
		482,058	0.4

	Software: 0.2%
250,000	SolarWinds, Inc. - USD Term Loan, 02/03/23	247,969	0.2

	Steel: 0.2%
250,000	XPO Logistics, Inc. - Term Loan, 10/31/21	251,406	0.2

		Surface Transport: 0.2%
226,806	OSG Bulk Ships, Inc - OBS Term Loan, 08/05/19	220,001	0.2

		Telecommunications: 1.4%
248,747	Asurion LLC - New Term Loan B1, 05/24/19	245,845	0.2
247,189	Asurion LLC - Term Loan B4, 08/04/22	242,348	0.2
248,747	Communications Sales & Leasing, Inc. - Term Loan B, 09/30/22	241,347	0.2
248,728	Consolidated Communications, Inc. - New Term Loan B, 12/23/20	248,479	0.2
250,000	Level 3 Financing Inc. - New 2019 Term Loan, 08/01/19	250,781	0.2
250,000	T-Mobile USA, Inc. - Term Loan B, 11/09/22	251,285	0.2
250,000	Windstream Corporation - Term Loan B6, 03/15/21	248,646	0.2
		1,728,731	1.4

	Total Loans
	(Cost $30,292,397)	30,354,511	25.1

	Total Long-Term Investments
	(Cost $106,348,818)	106,483,403	88.0

SHORT-TERM INVESTMENTS: 12.7%
		Securities Lending Collateralcc: 1.1%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 03/31/16, 0.33%, due 04/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 04/01/16-02/20/61)	1,000,000	0.8
337,623	Daiwa Capital Markets, Repurchase Agreement dated 03/31/16, 0.36%, due 04/01/16 (Repurchase Amount $337,626, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $344,376, due 05/31/16-09/09/49)	337,623	0.3
		1,337,623	1.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 11.6%
13,289,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.400%††	13,289,000	11.0
787,732	Goldman Sachs Financial Square Money Market Fund- Institutional Class""††	787,732	0.6
	Total Mutual Funds
	(Cost $14,076,732)	14,076,732	11.6

	Total Short-Term Investments
	(Cost $15,414,355)	15,414,355	12.7

	Total Investments in Securities (Cost $121,763,173)	$121,897,758	100.7
	Liabilities in Excess of Other Assets	(857,276)	(0.7)
	Net Assets	$121,040,482	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
&	Payment-in-kind
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at March 31, 2016.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

See Accompanying Notes to Financial Statements

51

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2016 (continued)

Cost for federal income tax purposes is $121,807,900.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,148,675
Gross Unrealized Depreciation	(1,058,817)

Net Unrealized Appreciation	$89,858

See Accompanying Notes to Financial Statements

52

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2016